UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )
Filed by the Registrant ☒
Filed by a party other than the Registrant  ☐
Check the appropriate box:
 ☐ Preliminary Proxy Statement
 ☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
 ☐ Definitive Additional Materials
 ☐ Soliciting Material under §240.14a-12

Wheels Up Experience Inc.
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

2023

Wheels Up Notice of Annual Meeting and Proxy Statement

601 West 26th Street, Suite 900 New York, New York 10001
NOTICE OF THE 2023 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 31, 2023
To the Stockholders of Wheels Up Experience Inc.:
I am pleased to invite you to attend the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of Wheels Up Experience Inc., a Delaware corporation (referred to herein as the “Company”, “Wheels Up”, “we”, “us” or “our”), which will be held online at www.virtualshareholdermeeting.com/UP2023, on Wednesday, May 31, 2023, at 8:30 a.m., Eastern Time. You may submit questions and vote online during the Annual Meeting. We believe a virtual meeting provides expanded access, improves communication, enables increased stockholder attendance and participation, reduces health and safety concerns, and provides cost savings for our stockholders and the Company.
The Annual Meeting will be held for the following purposes, as more fully described in the accompanying Proxy Statement (“Proxy Statement”):
(1)
To elect the four Class II director nominees named in the Proxy Statement to serve until the 2026 Annual Meeting of Stockholders and until their successors are duly elected and qualified (“Proposal No. 1”);

(2)	To approve the non-binding, advisory vote on named executive officer compensation for the fiscal year ended December 31, 2022 (“Proposal No. 2”);
(3)	To ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023 (“Proposal No. 3”);
(4)
To approve the Amended and Restated Wheels Up Experience Inc. 2021 Long-Term Incentive Plan (the “Amended and Restated 2021 LTIP”) to increase the aggregate number of shares of Class A common stock of the Company, $0.0001 par value per share (“Common Stock”), available for awards made thereunder and amend certain other plan provisions (“Proposal No. 4”);

(5)	To approve an amendment to the Company’s Certificate of Incorporation to adopt a majority vote standard for uncontested director elections (“Proposal No. 5”);
(6)
To approve an amendment to the Company’s Certificate of Incorporation to permit officer exculpation for certain breaches of fiduciary duties pursuant to the General Corporation Law of the State of Delaware (the “DGCL”) (“Proposal No. 6”);

(7)
To approve an amendment to the Company’s Certificate of Incorporation to effect, at the discretion of our board of directors (the “Board” or “Board of Directors”) at any time prior to the first anniversary of the Annual Meeting (the “Anniversary Date”), (i) a reverse stock split of our outstanding shares of Common Stock, at a reverse stock split ratio of not less than 1-for-5 and not greater than 1-for-10, with an exact ratio within that range as may be determined by the Board at a later date (the "Reverse Stock Split") and (ii) contemporaneously with the Reverse Stock Split, a reduction in the number of authorized shares of Common Stock by a ratio corresponding to the reverse stock split ratio (the “Authorized Share Reduction") (“Proposal No. 7”); and

(8)	To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.
The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice of Annual Meeting of Stockholders. Only stockholders who owned Common Stock of the Company at the close of the trading day on April 13, 2023 (the “Record Date”) can vote at this meeting or any adjournments that take place.
The Board of Directors recommends that you vote:
(1)	FOR the election of the director nominees named in Proposal No. 1 of the Proxy Statement;
(2)	FOR the non-binding, advisory vote on named executive officer compensation for the fiscal year ended December 31, 2022, as described in Proposal No. 2 of the Proxy Statement;
(3)	FOR the ratification of the appointment of Grant Thornton LLP as the independent registered public accounting firm, as described in Proposal No. 3 of the Proxy Statement;

(4)
FOR the approval of the Amended and Restated 2021 LTIP to increase the aggregate number of shares of Common Stock available for awards made thereunder and amend certain other plan provisions, as described in Proposal No. 4 of the Proxy Statement;

(5)
FOR the approval of an amendment to the Company’s Certificate of Incorporation to adopt a majority vote standard for uncontested director elections, as described in Proposal No. 5 of the Proxy Statement;

(6)
FOR approval of an amendment to the Company’s Certificate of Incorporation to permit officer exculpation for certain breaches of fiduciary duties and related claims pursuant to the DGCL, as described in Proposal No. 6 of the Proxy Statement; and

(7)
FOR approval of an amendment to the Company’s Certificate of Incorporation to effect, at the discretion of the Board, the Reverse Stock Split and contemporaneously with the Reverse Stock Split, the Authorized Share Reduction, as described in Proposal No. 7 of the Proxy Statement.

YOUR VOTE IS IMPORTANT. Whether or not you plan to attend the Annual Meeting online, we encourage you to read the accompanying Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2022, and submit your proxy as soon as possible using one of the three convenient voting methods described in the “Information About the Proxy Process and Voting” section in the Proxy Statement. If you receive more than one set of Proxy Materials or Notice of Internet Availability because your shares are registered in different names or addresses, each proxy should be signed and submitted to ensure that all of your shares will be voted. Please note that any stockholder attending the Annual Meeting may vote at the meeting, even if the stockholder has already returned a proxy card or voting instruction card. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.
We appreciate your continued support of Wheels Up and look forward to receiving your proxy.
By Order of the Board of Directors

Kenneth Dichter
Chief Executive Officer and Chairman of the Board

Wheels Up Experience Inc. Proxy Statement and Notice of 2023 Annual Meeting of Stockholders i

Page
Other Matters	115

Appendix A: Proposed Text of the Amended and Restated Wheels Up Experience Inc. 2021 Long-Term Incentive Plan	A-1

Appendix B: Proposed Text of the Amended and Restated Certificate of Incorporation of Wheels Up Experience Inc.	B-1

Appendix C: Proposed Text of the Form of Amendment to Certificate of Incorporation of Wheels Up Experience Inc. (Reverse Stock Split and Authorized Share Reduction)	C-1
ii Wheels Up Experience Inc. Proxy Statement and Notice of 2023 Annual Meeting of Stockholders

601 West 26th Street, Suite 900
New York, New York 10001
PROXY STATEMENT
FOR THE 2023 ANNUAL MEETING OF STOCKHOLDERS
MAY 31, 2023
The Board of Directors (the “Board” or “Board of Directors”) of Wheels Up Experience Inc. (referred to herein as the “Company”, “Wheels Up”, “we”, “us” or “our”) is soliciting your proxy to vote at our 2023 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Wednesday, May 31, 2023, at 8:30 a.m., Eastern Time. The Annual Meeting will be held entirely online. You can attend the Annual Meeting, submit your questions and vote online during the meeting by visiting www.virtualshareholdermeeting.com/UP2023.
•	This Proxy Statement summarizes information about the proposals to be considered at the Annual Meeting and other information you may find useful in determining how to vote.
•	The Proxy Card is the means by which you actually authorize another person to vote your shares in accordance with your instructions.
In addition to solicitations by mail, our directors, officers and employees, without additional remuneration, may solicit proxies by telephone, e-mail and personal interviews. We may retain outside consultants to solicit proxies on our behalf as well. All costs of solicitation of proxies will be borne by us. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the owners of stock held in their names, and we will reimburse them for their reasonable out-of-pocket expenses incurred in connection with the distribution of proxy materials.
Pursuant to the rules adopted by the United States Securities and Exchange Commission (the “SEC”), we have elected to provide access to our Annual Meeting materials, which include this Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2022 (“Annual Report on Form 10-K”), over the internet in lieu of mailing printed copies. The Notice of Internet Availability will contain instructions on how to access and review the Annual Meeting materials online, and will also contain instructions on how to request a printed copy of the Annual Meeting materials. In addition, we have provided brokers, dealers, banks, voting trustees and their nominees, at our expense, with additional copies of our Annual Meeting materials so that our record holders can supply these materials to the beneficial owners of shares of our Class A common stock, $0.0001 par value per share (“Common Stock”), at the close of the trading day on April 13, 2023 (the “Record Date”). The Annual Report on Form 10-K is also available on our website at https://investors.wheelsup.com/financials/sec-filings.
The only outstanding voting securities of Wheels Up are shares of our Common Stock, of which there were 251,347,032 shares issued and outstanding (excluding any treasury stock) as of the Record Date. The holders of a majority in voting power of all shares of Common Stock issued and outstanding and entitled to vote, present in person or represented by proxy, in each instance participating by means of remote communication at this Annual Meeting, will constitute a quorum for the transaction of business at the Annual Meeting. If a quorum is not present or represented at the Annual Meeting, then the chairperson of the meeting may adjourn the meeting, from time to time to the same or some other place, date or time, until a quorum shall attend.
This Proxy Statement, the Notice of Internet Availability, the Notice of Annual Meeting and accompanying Proxy Card or voting instruction form will be first mailed or made available for access on or about April 19, 2023 to all stockholders of record entitled to vote at the Annual Meeting.
Wheels Up Experience Inc. Proxy Statement and Notice of 2023 Annual Meeting of Stockholders 1

Information About Wheels Up
Company Overview
Wheels Up is a leading provider of on-demand private aviation in the U.S. and one of the largest private aviation companies in the world. Wheels Up offers a complete global aviation solution with a large, modern and diverse fleet, backed by an uncompromising commitment to safety and service. Customers can access membership programs, charter, aircraft management services and whole aircraft sales, as well as unique commercial travel benefits through a strategic partnership with Delta Air Lines, Inc. (“Delta”). Wheels Up also offers freight, safety and security solutions and managed services to individuals, industry, government and civil organizations.
Wheels Up is guided by the mission to connect private flyers to aircraft, and one another, through an open platform that seamlessly enables life’s most important experiences. Powered by a global private aviation marketplace connecting its base of over 12,000 members and customers to a network of more than 1,500 safety-vetted and verified private aircraft, Wheels Up is widening the aperture of private travel for millions of consumers globally. With the Wheels Up mobile app and website, members and customers have the digital convenience to search, book and fly.
Business Combination
On July 13, 2021 (the “Closing Date”), we consummated the transactions contained in the Agreement and Plan of Merger (the “Merger Agreement”) with Aspirational Consumer Lifestyle Corp. (“Aspirational”), a blank check company, dated as of February 1, 2021, as amended on May 6, 2021 (the “Business Combination”). In connection therewith:
•	Aspirational merged with and into us, whereby we survived the merger and became the successor issuer to Aspirational;
•	We changed our name to “Wheels Up Experience Inc.”;
•	We acquired Wheels Up Partners Holdings LLC, a Delaware limited liability company (“WUP”); and
•
Aspirational’s publicly traded units separated into their components of publicly traded Aspirational Class A common stock and Aspirational public warrants, and each outstanding share of Aspirational Class A common stock was exchanged, on a one-for-one basis, for shares of Common Stock and all of Aspirational’s outstanding warrants became warrants to acquire shares of Wheels Up’s Common Stock.

Upon consummation of the preceding transactions: (i) WUP became a wholly owned subsidiary of Wheels Up Experience Inc.; and (ii) beginning July 14, 2021, our shares of Common Stock began trading on the New York Stock Exchange (“NYSE”) under the ticker symbol “UP” and our Public Warrants (as defined herein) began trading on the NYSE under the symbol “UP WS”.
As part of the Business Combination, existing holders of WUP equity, including certain holders of WUP profits interests and restricted interests, but excluding holders of stock options, have the right to receive up to an aggregate of 9,000,000 additional shares of Common Stock in three equal tranches, which are issuable upon the achievement of Common Stock share price thresholds of $12.50, $15.00 and $17.50 for any 20 trading days within a period of 30 consecutive trading days within five years of the Closing Date, respectively (the “Earnout Shares”).
Forward-Looking Statements
This Proxy Statement contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties. You can identify forward-looking statements by words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “aim,” “will,” “may,” “should,” “would,” “likely,” “estimate,” “predict,” “potential,” “continue” or other similar expressions. Actual results may differ from those set forth in the forward-looking statements due to a variety of factors, including those contained in the Company’s Annual Report on Form 10-K and the Company’s other filings with the U.S. Securities and Exchange Commission. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. We undertake no obligation to update or revise any forward-looking statements.
2 Wheels Up Experience Inc. Proxy Statement and Notice of 2023 Annual Meeting of Stockholders

INFORMATION ABOUT THE PROXY PROCESS AND VOTING
Why am I receiving these materials?
We have made these Annual Meeting materials available to you on the internet or, upon your request, have delivered printed Annual Meeting materials to you, because the Board is soliciting your proxy to vote at the Annual Meeting, including at any adjournments or postponements of the Annual Meeting. You are invited to attend the Annual Meeting to vote on the proposals described in this Proxy Statement. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may simply follow the instructions below to submit your proxy.
Who can vote at the Annual Meeting, and how do I vote or submit my proxy?
Only stockholders of record at the close of the trading day on the Record Date will be entitled to vote at the Annual Meeting. At the close of the trading day on the Record Date, there were 251,347,032 shares of Common Stock issued and outstanding (excluding any treasury stock) and entitled to vote.
Stockholder of Record: Shares Registered in Your Name
If, on the Record Date, your shares were registered directly in your name with the transfer agent for our Common Stock, Continental Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote at the Annual Meeting or vote by proxy by telephone, Internet or mail. Whether or not you plan to attend the Annual Meeting online, please vote as soon as possible to ensure your vote is counted. Even if you have submitted a proxy before the Annual Meeting, you may still attend the Annual Meeting and vote online. In such case, your previously submitted proxy will be disregarded.
•
To vote by attending the Annual Meeting. You may vote your shares at www.virtualshareholdermeeting.com/UP2023 during the Annual Meeting. You will be asked to provide the 16-digit control number from your Notice of Internet Availability.

•
To vote by proxy by mail. To vote using the accompanying Proxy Card, simply complete, sign and date the Proxy Card and return it promptly in the envelope provided. If you return your signed Proxy Card to us before the Annual Meeting, we will vote your shares in accordance with the Proxy Card.

•	To vote by proxy over the internet. To vote by proxy over the internet, follow the instructions provided on the Notice of Internet Availability.
•	To vote by proxy by telephone. If you receive printed proxy materials, you may also vote by telephone by following the instructions on your Proxy Card.
Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Other Agent
If, on the Record Date, your shares were not held in your name, but rather in an account at a brokerage firm, bank, dealer, custodian or other similar organization acting as nominee (each, a “Broker”), then you are the beneficial owner of shares held in “street name,” and these Annual Meeting materials are being forwarded to you by your Broker along with a voting instruction card. The Broker holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner of the shares in your account, you have the right to direct your Broker on how to vote your shares. Simply complete and mail the voting instruction card to ensure that your vote is counted.
You are also invited to attend the Annual Meeting. However, because you are not the stockholder of record, you may not vote your shares at the Annual Meeting unless you request, obtain and submit, prior to the Annual Meeting, a valid proxy from your Broker. If you wish to vote your shares at the Annual Meeting rather than submitting a voting instruction form to your Broker, follow the instructions from your Broker.
What am I voting on?
There are seven matters scheduled for a vote at the Annual Meeting:
•
Proposal No. 1—To elect the nominees as Class II directors named herein to serve for a three-year term of office expiring at the 2026 Annual Meeting and until a successor has been duly elected and qualified.

•	Proposal No. 2—To provide a non-binding, advisory vote on named executive officer compensation for the fiscal year ended December 31, 2022.
Wheels Up Experience Inc. Proxy Statement and Notice of 2023 Annual Meeting of Stockholders 3

INFORMATION ABOUT THE PROXY PROCESS AND VOTING (continued)
•	Proposal No. 3—To ratify the appointment of Grant Thornton LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2023.
•	Proposal No. 4—To approve the Amended and Restated 2021 LTIP to increase the aggregate number of shares of Common Stock available for awards made thereunder and amend certain other plan provisions.
•	Proposal No. 5—To approve an amendment to the Company’s Certificate of Incorporation to adopt a majority vote standard for uncontested director elections.
•
Proposal No. 6—To approve an amendment to the Company’s Certificate of Incorporation to permit officer exculpation for certain breaches of fiduciary duties and related claims pursuant to the General Corporation Law of the State of Delaware (the “DGCL”).

•
Proposal No. 7—To approve an amendment to the Company’s Certificate of Incorporation to effect, at the discretion of the Board, the Reverse Stock Split and contemporaneously with the Reverse Stock Split, the Authorized Share Reduction.

For Proposal No. 1, you may either vote “FOR” each of the nominees to the Board of Directors or you may “Withhold” your vote. For Proposal Nos. 2, 3, 4, 5, 6 and 7 you may vote “For” or “Against” or abstain from voting with respect to each proposal.
Please note that by casting your vote by proxy you are authorizing the individuals listed on the Proxy Card to vote your shares in accordance with your instructions and in their discretion with respect to any other matter that properly comes before the Annual Meeting or any adjournments or postponements thereof.
Who counts the votes?
Broadridge Financial Solutions, Inc. (“Broadridge”) has been engaged as our independent agent to tabulate stockholder votes (the “Inspector of Election”). If you are a stockholder of record, your executed Proxy Card is returned directly to Broadridge for tabulation. As noted above, if you hold your shares through a Broker, your Broker returns one Proxy Card to Broadridge on behalf of all its clients.
How are votes counted?
Votes will be counted by the Inspector of Election appointed for the Annual Meeting, who will separately count “For” votes for all proposals, and, with respect to Proposal Nos. 2, 3, 4, 5, 6 and 7, “Against” votes and abstentions. In addition, with respect to Proposal 1, the election of directors, the Inspector of Election will count the number of “Withheld” votes and broker non-votes received. If your shares are held by your Broker as your nominee (that is, in “street name”), you will need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your Broker to vote your shares. If you do not give instructions to your Broker, your Broker can vote your shares with respect to “routine” items, but not with respect to “non-routine” items. See below for additional information regarding: “What are “broker non-votes”?” and “Which ballot measures are considered “routine” or “non-routine”?”
Withhold votes, abstentions and broker non-votes will be counted for purposes of determining whether a quorum exists at the Annual Meeting. Withhold votes and broker non-votes will have no impact on the outcome of the election of the four Class II directors in Proposal 1. Abstentions and broker non-votes will not count as votes cast, and will have no effect on the outcome of Proposal Nos. 2, 3 and 4. Abstentions, broker non-votes and failing to vote will have the effect of a vote against Proposal Nos. 5, 6 and 7. See “—How many votes are needed to approve the proposals?” below for additional information.
What are “broker non-votes”?
Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the Broker holding the shares as to how to vote on matters deemed “non-routine.” Generally, if shares are held in ”street name,” the beneficial owner of the shares is entitled to give voting instructions to the Broker holding the shares. If the beneficial owner does not provide voting instructions, the Broker can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. In the event that a Broker or other record holder of Common Stock indicates on a proxy that it does not have discretionary authority to vote certain shares on a particular proposal, then those shares will be treated as broker non-votes with respect to that proposal. Accordingly, if you own shares through a nominee, such as a Broker, please be sure to instruct your nominee how to vote to ensure that your vote is counted on each of the proposals.
4 Wheels Up Experience Inc. Proxy Statement and Notice of 2023 Annual Meeting of Stockholders

INFORMATION ABOUT THE PROXY PROCESS AND VOTING (continued)
Which ballot measures are considered “routine” or “non-routine?”
The ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for the year ending December 31, 2023 (Proposal No. 3) is considered “routine” under applicable rules. A Broker may generally vote on routine matters, and therefore, no broker non-votes are expected to exist in connection with Proposal No. 3. The election of Class II directors (Proposal No. 1), the non-binding, advisory vote on named executive officer compensation for the fiscal year ended December 31, 2022 (Proposal No. 2), the vote to approve the Amended and Restated 2021 LTIP to increase the aggregate number of shares of Common Stock available for awards made thereunder and amend certain other plan provisions (Proposal No. 4), the vote to approve an amendment to the Company’s Certificate of Incorporation to adopt a majority vote standard for uncontested director elections (Proposal No. 5), the vote to approve an amendment to the Company’s Certificate of Incorporation to permit officer exculpation for certain breaches of fiduciary duties and related claims pursuant to the DGCL (Proposal No. 6), and the vote to approve an amendment to the Company’s Certificate of Incorporation to effect, at the discretion of the Board, the Reverse Stock Split and contemporaneously with the Reverse Stock Split, the Authorized Share Reduction (Proposal No. 7), are each considered “non-routine” under applicable rules. A Broker cannot vote without instructions on non-routine matters, and therefore there may be broker non-votes on Proposal Nos. 1, 2, 4, 5, 6 and 7.
Wheels Up Experience Inc. Proxy Statement and Notice of 2023 Annual Meeting of Stockholders 5

INFORMATION ABOUT THE PROXY PROCESS AND VOTING (continued)
How many votes are needed to approve the proposals?
The vote required to approve each proposal and the Board’s recommendation with respect to each proposal are described in the table below.
Proposal	Board’s Recommendation	Vote Required to Approve	Effect of Abstentions or Failing to Vote	Effect of Broker Non-Votes
Proposal No. 1—To elect the nominees as Class II directors named herein to serve for a three-year term of office expiring at the 2026 Annual Meeting and until a successor has been duly elected and qualified.
	FOR each nominee	Plurality of votes cast	None	None

Proposal No. 2—To provide a non-binding, advisory vote on named executive officer compensation for the fiscal year ended December 31, 2022.	FOR	Majority of shares present or represented by proxy and entitled to vote thereon(1)	None	None

Proposal No. 3—To ratify the appointment of Grant Thornton LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2023.	FOR	Majority of shares present or represented by proxy and entitled to vote thereon	None	Not applicable; proposal is a routine matter on which brokers may vote

Proposal No. 4—To approve the Amended and Restated 2021 LTIP to increase the aggregate number of shares of Common Stock available for awards made thereunder and amend certain other plan provisions.	FOR	Majority of shares present or represented by proxy and entitled to vote thereon	None	None

Proposal No. 5—To approve an amendment to the Company’s Certificate of Incorporation to adopt a majority vote standard for uncontested director elections.	FOR	Two-thirds outstanding shares entitled to vote generally in the election of directors	Same effect as vote cast against proposal	Same effect as vote cast against proposal

Proposal No. 6—To approve an amendment to the Company’s Certificate of Incorporation to permit officer exculpation for certain breaches of fiduciary duties and related claims pursuant to the DGCL.	FOR	Two-thirds outstanding shares entitled to vote generally in the election of directors	Same effect as vote cast against proposal	Same effect as vote cast against proposal

Proposal No. 7—To approve an amendment to the Company’s Certificate of Incorporation to effect, at the discretion of the Board, the Reverse Stock Split and contemporaneously with the Reverse Stock Split, the Authorized Share Reduction.
	FOR	Two-thirds outstanding shares entitled to vote generally in the election of directors	Same effect as vote cast against proposal	Same effect as vote cast against proposal
6 Wheels Up Experience Inc. Proxy Statement and Notice of 2023 Annual Meeting of Stockholders

INFORMATION ABOUT THE PROXY PROCESS AND VOTING (continued)
(1)
The Board and Compensation Committee of the Board (the “Compensation Committee”) will consider the outcome of the non-binding, advisory vote on named executive officer compensation for the year ended December 31, 2022 when making future decisions regarding the compensation of our named executive officers. Because your vote is advisory, it will not be binding on the Company, the Board or the Compensation Committee. However, the Board and the Compensation Committee intend to give careful consideration to the vote results and are committed to taking any actions deemed necessary and appropriate in light of those results.

How many votes do I have?
On each matter to be voted upon, you have one vote for each share of Common Stock you own as of the Record Date.
What if I return a Proxy Card or vote by proxy over the internet but do not make specific choices?
If we receive a signed and dated Proxy Card and the Proxy Card does not specify how your shares are to be voted, or if you vote by proxy over the internet but do not mark the boxes showing how you wish to vote on a particular proposal at the Annual Meeting, your shares will be voted as follows:
•	“FOR” the election of each of the four nominees for director;
•	“FOR” the non-binding, advisory vote on named executive officer compensation for the fiscal year ended December 31, 2022;
•	“FOR” the ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023;
•	“FOR” approval of the Amended and Restated 2021 LTIP to increase the aggregate number of shares of Common Stock available for awards made thereunder and amend certain other plan provisions;
•	“FOR” approval of the amendment to the Company’s Certificate of Incorporation to adopt a majority vote standard for uncontested director elections;
•	“FOR” approval of an amendment to the Company’s Certificate of Incorporation to permit officer exculpation for certain breaches of fiduciary duties; and
•
“FOR” approval of an amendment to the Company’s Certificate of Incorporation to effect, at the discretion of the Board, the Reverse Stock Split and contemporaneously with the Reverse Stock Split, the Authorized Share Reduction.

If any other matter is properly presented at the Annual Meeting, your proxy (one of the individuals named on your Proxy Card) will vote your shares in his or her discretion.
Who is paying for this proxy solicitation?
Wheels Up will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors, officers and employees may also solicit proxies in person, by telephone or by other means of communication. Directors, officers and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.
What does it mean if I receive more than one set of materials?
If you receive more than one set of materials, your shares are registered in more than one name or are registered in different accounts. In order to vote all the shares you own, you must either sign and return all of the Proxy Cards or follow the instructions for any alternative voting procedure on each of the Proxy Cards.
Can I change my vote after submitting my proxy?
Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of three ways:
•	You may submit another properly completed Proxy Card with a later date.
Wheels Up Experience Inc. Proxy Statement and Notice of 2023 Annual Meeting of Stockholders 7

INFORMATION ABOUT THE PROXY PROCESS AND VOTING (continued)
•	You may send a written notice that you are revoking your proxy to the Secretary of the Company at 601 West 26th Street, Suite 900, New York, New York 10001.
•
You may attend the Annual Meeting online and vote by following the instructions at www.virtualshareholdermeeting.com/UP2023. Simply attending the Annual Meeting online will not, by itself, revoke your proxy.

If your shares are held by your Broker, you should follow the instructions provided by them.
How do I attend the Annual Meeting?
The webcast of the Annual Meeting will begin promptly on Wednesday, May 31, 2023 at 8:30 a.m., Eastern Time. We encourage you to access the meeting prior to the start time. Online check-in will begin at 8:15 a.m., Eastern Time on the meeting date, and you should allow reasonable time for the check-in procedures.
To attend the Annual Meeting, stockholders will need to log in to www.virtualshareholdermeeting.com/UP2023 using the 16-digit control number on the proxy card or voting instruction form.
Can I submit questions prior to or at the Annual Meeting?
An online portal will be available to our stockholders at www.virtualshareholdermeeting.com/UP2023. Stockholders may access this portal and submit questions and vote during the Annual Meeting. To demonstrate proof of stock ownership, you will need to enter the 16-digit control number received with your proxy card or voting instruction form to submit questions and vote at our Annual Meeting. We intend to answer appropriate questions submitted during the meeting that are pertinent to the Company and the items being brought before the stockholder vote at the Annual Meeting, as time permits, and in accordance with the Rules of Conduct for the Annual Meeting. Questions and answers will be grouped by topic, and substantially similar questions will be answered only once.
Will technical assistance be provided before and during the Annual Meeting?
Beginning 15 minutes prior to the start of and during the Annual Meeting, we will have a support team ready to assist stockholders with any technical difficulties they may have accessing or hearing the meeting.
If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual stockholder meeting log-in page.
When are stockholder proposals due for next year’s Annual Meeting?
To be considered for inclusion in the proxy materials for the 2024 annual meeting of stockholders, your proposal must be submitted in writing by December 21, 2023 to the Secretary of the Company at 601 West 26th Street, Suite 900, New York, New York 10001; provided, that if the date of next year’s annual meeting is more than 30 days from May 31, 2024 the deadline is a reasonable time before we begin to print and send our proxy materials for next year’s annual meeting.
Pursuant to the Company’s Amended and Restated By-Laws (our “By-Laws”), in order for a stockholder to present a proposal for the 2024 annual meeting of stockholders, other than proposals to be included in the proxy statement as described above, or to nominate a director, you must do so between February 1, 2024 and March 2, 2024; provided that if the date of next year’s annual meeting is more than 30 days before or more than 60 days after May 31, 2024, you must give notice not later than the 90th day prior to next year’s annual meeting date or, if later, the 10th day following the day on which public disclosure of next year’s annual meeting date is first made. You are advised to review our By-Laws, which contain additional procedural and substantive requirements for advance notice of stockholder proposals and director nominations. Any notice of director nominations submitted to the Company must include the information required by Rule 14a-19(b) under the Securities Exchange Act of 1934, as amended (“Exchange Act”).
8 Wheels Up Experience Inc. Proxy Statement and Notice of 2023 Annual Meeting of Stockholders

INFORMATION ABOUT THE PROXY PROCESS AND VOTING (continued)
What is the quorum requirement?
A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if the holders of a majority in voting power of the shares of Common Stock issued and outstanding and entitled to vote on the Record Date are present in attendance online or represented by proxy at the Annual Meeting. On the Record Date, there were 251,347,032 shares of Common Stock issued and outstanding (excluding any treasury stock) and entitled to vote. Accordingly, 125,673,517 shares of Common Stock must be represented by stockholders present at the Annual Meeting online or by proxy to have a quorum.
Your shares will be counted toward the quorum only if you submit a valid proxy or vote at the Annual Meeting online. Abstentions and broker non-votes will be counted toward the quorum requirement. If there is no quorum, the chairperson of the Annual Meeting may adjourn the Annual Meeting to another time or place.
How can I find out the results of the voting at the Annual Meeting?
Voting results will be announced by the filing of a Current Report on Form 8-K within four business days after the Annual Meeting. If final voting results are unavailable at that time, we will file an amended Current Report on Form 8-K within four business days of the day the final results are available.
Wheels Up Experience Inc. Proxy Statement and Notice of 2023 Annual Meeting of Stockholders 9

PROPOSAL NO. 1—ELECTION OF DIRECTORS
The Board is divided into three classes. Each class consists, as nearly as possible, of one-third of the total number of directors, and each class has a staggered, three-year term. Unless the Board determines that vacancies (including vacancies created by increases in the number of directors) shall be filled by the stockholders, and except as otherwise provided by law, vacancies on the Board may be filled only by the affirmative vote of a majority of the remaining directors. A director elected by the Board to fill a vacancy (including a vacancy created by an increase in the number of directors) shall serve for the remainder of the full term of the class of directors in which the vacancy occurred and until such director’s successor is elected and qualified.
The Board currently consists of 11 seated directors, divided into the following three classes:
•	Class I directors: Timothy Armstrong, Marc Farrell and Dwight James, whose current terms will expire at the annual meeting of stockholders to be held in 2025;
•
Class II directors: Chih Cheung, Admiral Michael Mullen, Brian Radecki and Susan Schuman, whose current terms will expire at the Annual Meeting and, if reelected at the Annual Meeting, will serve until the annual meeting of stockholders to be held in 2026; and

•	Class III directors: Ravi Thakran, Kenny Dichter, David Adelman and Erik Snell, whose current terms will expire at the annual meeting of stockholders to be held in 2024.
At each annual meeting of stockholders, the successors to directors whose terms will then expire will be elected to serve from the time of election and qualification until the third subsequent annual meeting of stockholders.
At the Annual Meeting, the stockholders will vote on the election of four Class II directors. Chih Cheung, Admiral Michael Mullen, Brian Radecki and Susan Schuman have been nominated by the Board to serve as Class II directors and have elected to stand for reelection. If elected, each of Ms. Schuman and Messrs. Cheung, Mullen and Radecki will hold office from the date of his or her election by the stockholders until the third subsequent annual meeting of stockholders or until his or her successor is elected and has been qualified, or until such director’s earlier death, resignation or removal.
Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the four Class II director nominees. In the event that any nominee should be unavailable for election, such shares will be voted for the election of such substitute nominee as the Board may propose. Each of Ms. Schuman and Messrs. Cheung, Mullen and Radecki have agreed to serve if elected, and management has no reason to believe that they will be unable to serve. Directors are elected by a plurality of the votes cast at the Annual Meeting.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF EACH NAMED NOMINEE.
10 Wheels Up Experience Inc. Proxy Statement and Notice of 2023 Annual Meeting of Stockholders

PROPOSAL NO. 1—ELECTION OF DIRECTORS (continued)
Composition of the Board
The following table sets forth, for the Class II nominees who are currently standing for re-election and for our other current directors who will continue in office after the Annual Meeting, information with respect to their ages and position/office held within the Company as of the Record Date:
Name	Age	Position(s)
Class I Directors whose terms expire at the 2025 Annual Meeting of Stockholders:
Timothy Armstrong(2)	52	Director
Marc Farrell(1)	40	Director
Dwight James(4)	49	Director
Class II Directors whose terms expire at the Annual Meeting:
Chih Cheung(1)	52	Director
Admiral Michael Mullen(3)(4)	76	Director, Chairperson of the Nominating and ESG Committee and Safety and Security Committee
Brian Radecki(1)	52	Director, Chairperson of the Audit Committee
Susan Schuman(2)(3)	63	Director
Class III Directors whose terms expire at the 2024 Annual Meeting of Stockholders:
David Adelman(2)(3)	51	Lead Independent Director, Chairperson of the Compensation Committee
Kenny Dichter	55	Chief Executive Officer and Chairman of the Board
Erik Snell(4)	46	Director
Ravi Thakran	59	Director
(1)	Member of the Audit Committee of the Board (the “Audit Committee”).
(2)	Member of the Compensation Committee.
(3)	Member of the Nominating and ESG Committee of the Board (the “Nominating and ESG Committee”).
(4)	Member of the Safety and Security Committee of the Board (the “Safety and Security Committee”).
Set forth below is biographical information for each of the nominees and each person whose term of office as a director will continue after the Annual Meeting. The following includes certain information regarding our directors’ individual experience, qualifications, attributes and skills that led the Board to conclude that they should serve as directors.
Nominees for Election to a Three-Year Term Expiring at the 2026 Annual Meeting of Stockholders
Chih Cheung. Mr. Cheung has served as a member of the Board since April 2016. He is a Founding Managing Partner of SLP (SEA Logistic Partners), an industrial and logistic facility development and fund management platform with a focus on Vietnam that is a subsidiary of GLP Capital Partners (GCP), a leading global alternative asset manager with strong leadership in high-growth Asian markets and a track record of success at scale in the US, Brazil and Europe. He has been in this role since June 2020. Mr. Cheung is also the managing partner of C2 Capital Limited, a family office focused on investments in consumer brands and health and wellness companies, serving since February 2009. Previously, Mr. Cheung was the co-founder and co-chairman of JAMM Active Limited from September 2015 to December 2021, and the non-executive chairman of RSI Apparel (China) Limited from March 2005 to December 2015, the non-executive chairman of Yucheng Technologies Limited (now known as Yusys Technologies Co, Ltd.) from December 2005 to February 2009, and the managing partner of Staples Asia Investments Limited from September 2004 to March 2009. He is also a former member of the board of directors of Li & Fung Limited, where he served July 2017 to May 2020, and The Taiwan Fund, Inc., where he served from April 2015 to May 2016. Mr. Cheung holds a Juris Doctor degree from Harvard Law School, a Master of Business Administration degree from Harvard Business School and a Master of Arts degree and a Bachelor of Arts degree from Harvard University.
We believe Mr. Cheung is well qualified to serve on the Board due to his extensive international business experience, which includes retailing, logistics and operations, as well as his service as a member of the Board since 2016.
Wheels Up Experience Inc. Proxy Statement and Notice of 2023 Annual Meeting of Stockholders 11

PROPOSAL NO. 1—ELECTION OF DIRECTORS (continued)
Admiral Michael Mullen. Admiral Mullen has served as a member of the Board since April 2014. Since February 2013, Admiral Mullen has served as the President of MGM Consulting, LLC, which provides counsel to global clients on issues related to geopolitical developments, national security interests and strategic leadership. Since his retirement from the U.S. Navy in November 2011, Admiral Mullen served as a member of the board of directors of General Motors Company (NYSE:GM) from February 2013 to June 2018, Sprint from April 2014 to April 2019 and Bloomberg Philanthropies since June 2012. He actively supports and participates in a wide array of non-profit organizations dedicated to improving the growth, development, recovery and transition of military veterans and their family members. Admiral Mullen previously served as the 28th Chief of Naval Operations from 2005 to 2007, and as the 17th Chairman of the Joint Chiefs of Staff for Presidents George W. Bush and Barack Obama from 2007 to 2011. He led the military during a critical time of change and transition, overseeing the end of the combat mission in Iraq and the development and implementation of a new military strategy in Afghanistan. Admiral Mullen advanced the rapid fielding of innovative technologies, championed emerging and enduring global partnerships and promoted new methods for countering terrorism, all of which culminated in the killing of Osama bin Laden. He spearheaded the elimination of the “Don’t Ask, Don’t Tell” policy, ushering for the first time in U.S. military history, the open service of gay and lesbian men and women. Additionally, Admiral Mullen taught National Security Decision-making and Policy at the Woodrow Wilson School of International and Public Affairs at Princeton University from 2012 to 2018 and currently teaches Leadership at the U.S. Naval Academy, which he has done since 2019. Admiral Mullen is a Distinguished Graduate of the U.S. Naval Academy and a Distinguished Graduate of the Naval Postgraduate School, a Distinguished Alumni of Harvard Business School, and a Member of the National Academy of Engineering. Admiral Mullen also holds a Master’s Degree in Operations Research from the Naval Postgraduate School.
We believe Admiral Mullen is well qualified to serve on the Board due to his extensive senior leadership experience gained over his 43-year career in the United States military, and his deep experience in leading change in complex organizations, executive development and succession planning, diversity implementation, crisis management, strategic planning, budget policy, risk management and technical innovation. Admiral Mullen also has experience serving on the board of directors of public companies.
Brian Radecki. Mr. Radecki has served as a member of the Board since January 2017. Mr. Radecki currently serves as the Founder, Chief Executive Officer and member of the board of directors of Rapa Therapeutics, a clinical stage start-up biotechnology company spun out of the National Cancer Institute in September 2017. Mr. Radecki is also an active angel investor, with investments across several industries in companies at various stages of the corporate lifecycle. In addition, Mr. Radecki has been an investor and member of the board of directors of ACV Auctions Inc. (NASDAQ: ACVA) since February 2021. Mr. Radecki also currently serves on the board of directors of Rosecliff Acquisition Corp I (NASDAQ: RCLF) after joining its board of directors in February 2021. From 1997 to 2016, Mr. Radecki held various senior operational and financial roles at CoStar Group Inc. (CoStar) (NASDAQ: CSGP) including serving as its Chief Financial Officer from 2007 to 2016. While at CoStar, Mr. Radecki helped lead the company’s initial public offering in 1998, along with subsequent equity offerings and several acquisitions. Prior to joining CoStar, Mr. Radecki served as Accounting Manager at Axent Technologies, Inc. Earlier in his career, Mr. Radecki worked at Azerty, Inc. and the public accounting firm, Lumsden & McCormick, LLP, both based in Buffalo, New York. Mr. Radecki received a Bachelor of Science degree in Business Administration and a dual degree in both Accounting and Finance from the State University of New York at Buffalo.
We believe Mr. Radecki is well qualified to serve on the Board due to his extensive experience working at public companies in senior level roles, serving as a member of several boards of directors, including with Wheels Up since 2017, along with his substantial investment and advisory experience as a private angel investor.
Susan Schuman. Ms. Schuman has served as a member of the Board since July 2021. Ms. Schuman previously served as a board observer to the Board beginning in April 2020. Ms. Schuman is the Executive Chair and Co-Founder of SYPartners LLC (“SYPartners”), a consultancy firm that partners with chief executive officers and their leadership teams undergoing business and cultural transformation, serving as its Chief Executive Officer from October 2000 to January 2020, and as its Executive Chair since January 2020. Ms. Schuman has also served as a founder and Vice Chair of the kyu Collective since January 2020. Prior to SYPartners, Ms. Schuman was the General Manager of Studio Archetype, one of the first premier web design firms in the U.S. Prior, she spent 7 years at Apple Computer where she was Group Manager of Worldwide Product Marketing. Ms. Schuman has served on the board of directors of Paramount Global (NASDAQ: PARA, formerly ViacomCBS Inc. and CBS) since September 2018 and the board of advisors of Godfrey Dadich Partners. Formerly she served on the board of advisors to IDEO from 2018 to 2022. Ms. Schuman received a Bachelor of Arts degree in Sociology and a minor in Art Therapy from the State University of New York at Buffalo.
We believe Ms. Schuman is well qualified to serve on the Board due to her experience working with executives at many high-profile companies and organizations to advise on business, organizational and cultural transformations, including new value creation strategies.
12 Wheels Up Experience Inc. Proxy Statement and Notice of 2023 Annual Meeting of Stockholders

PROPOSAL NO. 1—ELECTION OF DIRECTORS (continued)
Directors Continuing in Office Until the 2024 Annual Meeting of Stockholders
David Adelman. Mr. Adelman has served as a member of the Board since October 2013. Mr. Adelman is a Philadelphia-based entrepreneur and active private investor. He is the co-founder and has served as the Vice Chairman of FS Investments, a leading manager of alternative investment funds with $38 billion of assets under management since December 2007. Mr. Adelman has also served as the Chief Executive Officer of Campus Apartments, a Philadelphia-founded firm that he built into a national leader in student housing development and management, with more than $2 billion in assets under management across 17 states, since 1997. Mr. Adelman has also led Darco Capital as its founder since March 2007, which has made over 50 investments in the venture capital and private equity spaces across multiple disciplines like fintech, sports and media, life sciences, and consumer-facing brands. Mr. Adelman is also a partner in Harris Blitzer Sports and Entertainment, which owns the Philadelphia 76ers and the New Jersey Devils. Additionally, he has served as Co-Chair for the Jewish Federation of Greater Philadelphia since September 2020 and Vice Chair of University City District board of directors since September 1998, while also serving on the Penn Medicine Board of Trustees since September 2018. Mr. Adelman has served as a member of the board of directors of FS Credit Real Estate Income Trust since February 2019. He has previously served as a member of the board of directors of FS / KKR Capital Corp. from October 2007 to April 2018, FS / KKR Capital Corp. II from July 2011 to April 2018, FS Global Credit Opportunities Fund from January 2013 to 2018, and FS Energy & Power Fund from September 2010 to March 2018. Mr. Adelman is a past recipient of the “Entrepreneur of the Year” award from Ernst & Young in the real estate category for Greater Philadelphia and is a member of the Real Estate Roundtable and Young Presidents’ Organization. He received his Bachelor of Arts degree in Political Science from Ohio State University.
We believe Mr. Adelman is well qualified to serve on the Board due to his entrepreneurial success, his extensive investment experience, as well as his service as a member of the Board since it was founded and numerous other companies.
Kenny Dichter. Mr. Dichter is the Founder of Wheels Up and has served as Chief Executive Officer and Chairman since its inception in 2013. In 2021, Wheels Up became the first publicly traded on-demand private aviation company on the New York Stock Exchange. Mr. Dichter is a renowned entrepreneur with expertise in aviation, branding, marketing, public relations and advertising. Regarded as a disruptor in private aviation, Mr. Dichter founded Marquis Jet in 2001 and pioneered the first-ever fractional jet card. He served as Chief Executive Officer and as Chairman of Marquis Jet and oversaw its sale to Warren Buffett’s Berkshire Hathaway’s NetJets in 2010. Mr. Dichter once again disrupted the industry in 2013 with Wheels Up. Through its membership business model and innovative digital platform, Wheels Up has increased the accessibility of private air travel for consumers. In 2020, Wheels Up partnered with Delta to acquire Delta Private Jets, creating one of the industry’s largest owned and managed fleets of private aircraft and bringing Delta aboard as a significant Wheels Up stockholder. Mr. Dichter also co-founded Tequila Avion, an ultra-premium tequila brand which was acquired by Pernod Ricard in 2014; he is an original investor in Juice Press, an organic food and juice company with locations across the United States, and he co-founded Alphabet City, a sports marketing and music company that was sold to Robert Sillerman’s SFX Entertainment in 1998.
A committed philanthropist, Mr. Dichter spearheaded Meals Up with Wheels Up partners and ambassadors in support of Feeding America, one of the largest hunger-relief organizations in the United States. Meals Up was created in 2020 at the onset of the global pandemic and since then has raise and inspired nearly 90 million meals for Americans struggling with food insecurity. Mr. Dichter received a Bachelor of Arts degree in Sociology from the University of Wisconsin-Madison, where he remains an active alumnus and supporter. In 2019, he partnered with the Office of Admissions and Recruitment to launch the Fly High Fund to support a more diverse student population by building student networks from around the country and encouraging them to attend the University.
We believe Mr. Dichter is well qualified to serve on the Board, because of his vast knowledge of the private aviation industry and his 20+ year track record in the aviation business. He is well known and respected for his vision to democratize private aviation, as well as developing the fractional jet card. A sought-after industry thought leader and speaker, Mr. Dichter has made regular public appearances to share his perspectives on aviation, leadership, entrepreneurship, consumer brands, innovation and customer experience.
Erik Snell. Mr. Snell has served as a member of the Board since July 2021. Mr. Snell currently serves as Senior Vice President—Airport Customer Service, Cargo Ops, Global Clean and GSE for Delta. Mr. Snell is responsible for Delta's largest frontline operating team. Mr. Snell is also responsible for the direction of airport operations worldwide, including all safety, baggage handling, ramp functions, customer service, on-time performance, aircraft cleanliness, Cargo operations and Ground Service Equipment, supporting approximately 32,000 people across the globe. Mr. Snell previously served as Senior Vice President—Operations & Customer Center (OCC), Operations Analytics and Subsidiary Airlines for Delta. In that role, Mr. Snell was responsible for the OCC and the direction of Delta's worldwide flight operations. Mr. Snell's responsibilities included oversight of the airline's Operations Analysis & Performance (OAP) and Operations Decision Science (ODS) organizations, which seek to improve Delta's operations and customer service performance through
Wheels Up Experience Inc. Proxy Statement and Notice of 2023 Annual Meeting of Stockholders 13

PROPOSAL NO. 1—ELECTION OF DIRECTORS (continued)
data-focused analysis, decision making and tools. In addition, Mr. Snell was responsible for the Delta Connection portfolio of three regional airlines, including one wholly-owned subsidiary of Delta, Endeavor Air. Mr. Snell joined Delta in 2005 working in the airline's finance department. He has since held numerous positions across the finance and operations divisions, including serving as Vice President of Delta Connection from December 2015 through March 2017, Vice President—OCC from April 2017 through August 2018 and as a Senior Vice President in operations since September 2018. Mr. Snell also previously held the roles of President of Delta Global Services and Delta Private Jets, LLC ("DPJ"). Prior to Delta, Mr. Snell managed investment portfolios for individual clients at SunTrust Bank in Atlanta. Mr. Snell holds a Bachelor of Arts degree in Economics from Elon University and a Master of Business Administration degree in Finance from Emory University.
We believe Mr. Snell is well qualified to serve on the Board due to his substantial experience managing operations for a global airline as well as his prior service as President of DPJ.
Ravi Thakran. Mr. Thakran has served as a member of the Board since July 2021. Mr. Thakran also served as the Chief Executive Officer and the Chairman of the board of directors of Aspirational from July 2020 until the closing of the Business Combination in July 2021. Since June 2020, Mr. Thakran has served as Founder, Chairman and Managing Partner of Turmeric Capital, a private equity firm and specialist asset manager based in Singapore, with advisory offices in Mumbai and Abu Dhabi. Turmeric Capital focuses on the consumer and consumer technology sectors, and targets high-growth companies, brands and technology platforms across Asia and Middle Eastern markets. Previously, Mr. Thakran was the Group Chairman of LVMH South and Southeast Asia and Australia/New Zealand from September 2001 to October 2020, which represented a portfolio of over 75 brands across multiple categories including wine and spirits, fashion and leather goods, perfumes and cosmetics, and watches and jewelry. In 2009, Mr. Thakran founded L Capital Asia, the Asian private equity venture of LVMH. L Capital (including L Capital Asia) merged with Catterton in 2016 to form L Catterton. Prior to joining LVMH, Mr. Thakran held senior management positions at the Swatch Group, Nike and Tata Group, based in various global locations. Mr. Thakran currently serves as Chairman of the Board of Directors of R.M. Williams, an Australian luxury footwear and apparel brand. He also previously served as a director on numerous public company boards, including SECOO China (Nasdaq: SECO), Future Lifestyle Fashions (NSE: FLFL), Mulsanne Group (HKSE: 1817), PVR Cinemas Ltd (NSE: PVR) and Clio Cosmetics Co Ltd (KOSDAQ: 237880). Mr. Thakran also currently serves as a director on numerous private company boards, including Arcadia s.r.l. (owner of Dondup brand) and CE LA VI. Mr. Thakran holds an MBA from the India Institute of Management, Ahmedabad.
We believe Mr. Thakran is well qualified to serve on the Board due to his extensive leadership and investing experience in the aspirational and luxury goods industry.
Directors Continuing in Office Until the 2025 Annual Meeting of Stockholders
Timothy Armstrong. Mr. Armstrong has served as a member of the Board since April 2019. Mr. Armstrong is Founder and Chief Executive Officer of the Flowcode/dtx company, a direct-to-consumer enablement company he established in February 2019. From March 2009 to September 2018, Mr. Armstrong served as the Chair and Chief Executive Officer of AOL as well as the Chief Executive Officer of Oath (Verizon’s media brand portfolio, which included Yahoo! and AOL) after Verizon’s acquisition of AOL in May 2015. From 2000 to 2009, Mr. Armstrong served as President, Americas Operations and Senior Vice President of Google Inc. Before joining Google, Mr. Armstrong served as Vice President of Sales and Strategic Partnerships for Snowball.com and as Director of Integrated Sales and Marketing at Starwave’s and Disney’s ABC/ESPN Internet Ventures. Mr. Armstrong also has served on the board of directors of Booking Holdings (NASDAQ: BKNG) since January 2013 and of BrandFolder, Inc., a digital asset management and brand management software company, since March 2019. Mr. Armstrong is the Chair of Trustees at Greenwich Academy and also serves as a trustee of the USA Olympic and Para-Olympic Foundation. Mr. Armstrong holds Bachelor’s degrees in Economics and Sociology from Connecticut College.
We believe Mr. Armstrong is well qualified to serve on the Board due to his extensive executive leadership experience, his expertise with respect to marketing and sales, particularly with digital/online products, as well as his prior service as a member of executive leadership teams and/or boards of directors of public companies, along with his service as a member of the Board since 2019.
Marc Farrell. Mr. Farrell has served as a member of the Board since July 2021. Mr. Farrell is the founder of Ten To One Rum and has served as its Chief Executive Officer since January 2019. Prior to launching Ten To One Rum, Mr. Farrell held a number of roles at Starbucks, serving as Vice President, E-Commerce Starbucks & Teavana from February 2016 to October 2016, Vice President, U.S. Retail Lobby and E-Commerce from October 2016 to January 2018, and Vice President, Global Retail and Beverage Innovation from January 2018 to October 2018. Mr. Farrell holds a Bachelor of Science degree from Massachusetts Institute of Technology, a Master of Philosophy degree from Cambridge University, and a Master of Business Administration degree from Harvard Business School.
14 Wheels Up Experience Inc. Proxy Statement and Notice of 2023 Annual Meeting of Stockholders

PROPOSAL NO. 1—ELECTION OF DIRECTORS (continued)
We believe Mr. Farrell is well qualified to serve on the Board due to his consumer brand experience and, in particular, the development and implementation of e-commerce strategies, as well as the perspective he brings as an entrepreneur.
Dwight James. Mr. James has served as a member of the Board since February 2022. Mr. James serves as the Senior Vice President—Customer Engagement & Loyalty for Delta Air Lines, and Chief Executive Officer of Delta Vacations, responsible for the airline’s SkyMiles loyalty program, Delta Sky Clubs, and industry-leading partnerships. As Chief Executive Officer of Delta Vacations, Mr. James leads the international Delta subsidiary, which specializes in curated vacation packages and experiences. Since 2009, he has held several senior executive roles at Delta, which include SVP—Pricing and Revenue Management, where he oversaw the development, planning and execution of revenue generation strategies, product strategy, and commercial delivery for Delta, as well as commercial systems development and corporate revenue forecasting. Mr. James also served as Delta’s SVP,—International Pricing and Revenue Management, in which he was responsible for the company’s international revenue and profit performance. As an expatriate based in Amsterdam, Netherlands, Mr. James led the profit and loss statement of Delta’s Europe, Middle East, Africa and India portfolio. Mr. James also served as the company’s Chief Economist and Revenue Forecaster after beginning his career at Delta as an executive in the Corporate Strategy group. Prior to Delta, Mr. James was a Managing Partner with James-Lewis, a management consulting and principal investment firm, and spent several years with The Home Depot in various roles, including Corporate Strategy, Finance-Mergers & Acquisitions and as a senior commercial executive within a Home Depot national subsidiary. Mr. James serves on the Advisory Board Council of Cool Girls, Inc., and previously served on the Board of Directors of Boys & Girls Club of Metro Atlanta. Mr. James also serves on the Board of Directors of Floor & Décor Holdings, Inc. (NYSE: FND), a leading multi-channel specialty retailer of hard surface flooring and related accessories. Mr. James earned his Bachelor of Arts degree in Business Administration from Morehouse College and MBA from Duke University–The Fuqua School of Business.
We believe Mr. James is qualified to serve on the Board of Directors based on his leadership experience, which included overseeing digital strategies, customer loyalty and engagement, and strategic growth.
Wheels Up Experience Inc. Proxy Statement and Notice of 2023 Annual Meeting of Stockholders 15

PROPOSAL NO. 2—ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION FOR THE FISCAL YEAR ENDED DECEMBER 31, 2022
In accordance with the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and Rule 14a-21 under the Exchange Act, we request that our stockholders cast a non-binding, advisory vote to approve the compensation of our named executive officers for the fiscal year ended December 31, 2022 (the “Say-on-Pay Vote”). At our prior annual meeting of stockholders held on June 2, 2022, we asked stockholders for a non-binding, advisory vote regarding the frequency with which we should include the say-on-pay vote in future annual proxy statements. Based on the recommendation of our stockholders, the Board determined that say-on-pay votes should be held annually and we are requesting the Say-on-Pay Vote at the Annual Meeting. By voting on this Proposal No. 2, stockholders may indicate whether they approve of the Company’s practices with respect to compensation of its named executive officers for the fiscal year ended December 31, 2022. Stockholders may also abstain from the vote.
This “Say-on-Pay Vote” is advisory in nature, and therefore not binding on us, the Board or the Compensation Committee. However, the Board and the Compensation Committee intend to give careful consideration to the vote results and are committed to taking any actions it deems necessary and appropriate in light of those results. If you own shares through a bank, Broker or other holder of record, you must instruct your bank, Broker or other holder of record how to vote in order for them to vote your shares so that your vote can be counted on this Proposal No. 2.
THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE NON-BINDING, ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION FOR THE FISCAL YEAR ENDED DECEMBER 31, 2022.
16 Wheels Up Experience Inc. Proxy Statement and Notice of 2023 Annual Meeting of Stockholders

PROPOSAL NO. 3—RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee has appointed Grant Thornton LLP (“Grant Thornton”), as our independent registered public accounting firm for the year ending December 31, 2023, and is seeking ratification of this selection by our stockholders at the Annual Meeting. Grant Thornton has audited our financial statements for each of our fiscal years since the fiscal year ended December 31, 2021 and audited the financial statements of WUP, our accounting predecessor prior to the Business Combination, since the fiscal year ended December 31, 2014. Representatives of Grant Thornton are expected to be in attendance online at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.
Neither our By-Laws nor other governing documents or applicable law require stockholder ratification of the appointment of our independent registered public accounting firm. However, the Audit Committee is submitting the appointment of Grant Thornton to our stockholders for ratification as a matter of good corporate practice. If our stockholders fail to ratify the appointment, the Audit Committee will reconsider the selection of Grant Thornton as our independent registered public accounting firm. Even if the appointment is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and our stockholders.
Principal Accountant Fees and Services
The following table sets forth the aggregate fees incurred for Grant Thornton, our independent registered public accounting firm for the years ended December 31, 2022 and 2021. These fees are categorized as audit fees, audit-related fees, tax fees and all other fees.
	Year Ended December 31,
	2022	2021
Audit Fees(1)	$2,635,969	$916,900
Audit-Related Fees(2)	—	607,910
Tax Fees(3)	6,100	874,430
All Other Fees	—	—
Total	$2,642,069	$2,399,240
(1)
Audit fees consisted of fees incurred for professional services rendered for (i) the audit of the consolidated financial statements included in our Annual Report on Form 10-K and related services, (ii) reviews of the interim condensed consolidated financial statements included in our quarterly financial statements and (iii) the audit of our internal control over financial reporting (as required by Section 404 of the Sarbanes-Oxley Act of 2002).

(2)
For the year ended December 31, 2021, audit-related fees consisted of fees billed by our independent registered public accounting firm for professional services rendered for audit-related services in connection with the consolidated financial statements incorporated in the SEC filings to facilitate the Business Combination.

(3)
For the year ended December 31, 2022, tax fees consisted of fees billed by our independent registered public accounting firm in connection with transition of tax compliance services to a successor accounting firm. For the year ended December 31, 2021, tax fees consisted of fees billed by our independent registered public accounting firm for tax compliance services.

Pre-Approval Policies and Procedures
The Audit Committee has established pre-approval policies and procedures, pursuant to which the Audit Committee approved the foregoing audit and tax services provided by our independent registered public accounting firm in 2022 and 2021 consistent with the Audit Committee’s responsibility for engaging our independent auditors. The Audit Committee also considered whether the non-audit services rendered by our independent registered public accounting firm are compatible with an auditor maintaining independence. The Audit Committee has determined that the rendering of such services is compatible with our independent registered public accounting firm maintaining its independence.
2021 Change in Auditor
Dismissal of Independent Registered Public Accounting Firm
On July 13, 2021, the Audit Committee dismissed Marcum LLP (“Marcum”), the independent registered public accounting firm of Aspirational, our legal predecessor, as our independent registered public accounting firm following completion of our review of the quarter ended June 30, 2021, which consisted only of the accounts of Aspirational prior to the Business Combination.
Wheels Up Experience Inc. Proxy Statement and Notice of 2023 Annual Meeting of Stockholders 17

PROPOSAL NO. 3—RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (continued)
The report of Marcum on the financial statements of Aspirational as of December 31, 2020, and for the period from July 7, 2020 (inception of Aspirational) through December 31, 2020, did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainties, audit scope or accounting principles, except for an explanatory paragraph in such report regarding substantial doubt about Aspirational’s ability to continue as a going concern.
During the period from July 7, 2020 (inception of Aspirational) through December 31, 2020 and the subsequent interim period through July 13, 2021, there were no disagreements between Aspirational and Marcum on any matter of accounting principles or practices, financial disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Marcum would have caused it to make reference to the subject matter of the disagreements in its reports on Aspirational’s financial statements for such period.
During the period from July 7, 2020 (inception of Aspirational) through December 31, 2020 and the subsequent interim period through July 13,2021, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act (“Regulation S-K”)), other than the material weakness in internal controls identified by management related to the accounting treatment of (i) the 7,991,544 redeemable public warrants (the “Public Warrants”) that were included in the units issued by Aspirational in its initial public offering (the “IPO”) and (ii) the 4,529,950 private placement warrants (the “Private Placement Warrants” and, together with the Public Warrants, the “Warrants”) that were issued at a price of $1.50 per warrant to Aspirational Consumer Lifestyle Sponsor LLC (the “Sponsor”) in a private placement that closed concurrently with the closing of the IPO, which resulted in the restatement of Aspirational’s financial statements as set forth in Amendment No. 1 to Aspirational’s Form 10-K for the year ended December 31, 2020, as filed with the SEC on May 6, 2021.
Disclosures Regarding the New Independent Registered Public Accounting Firm
On July 13, 2021, the Audit Committee approved the engagement of Grant Thornton as our independent registered public accounting firm to audit our consolidated financial statements as of and for the year ended December 31, 2021. Grant Thornton served as independent registered public accounting firm of WUP prior to the Business Combination.
During the years ended December 31, 2020 and December 31, 2019 and the subsequent interim periods through July 13, 2021, neither we, nor any party on our behalf, consulted with Grant Thornton with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered with respect to our consolidated financial statements, and no written report or oral advice was provided to us by Grant Thornton that was an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any matter that was subject to any disagreement (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.
18 Wheels Up Experience Inc. Proxy Statement and Notice of 2023 Annual Meeting of Stockholders

PROPOSAL NO. 4—AMENDMENT AND RESTATEMENT OF WHEELS UP EXPERIENCE INC. 2021 LONG-TERM INCENTIVE PLAN
The Wheels Up Experience Inc. 2021 Long-Term Incentive Plan (the “2021 LTIP”) was originally adopted on January 31, 2021 and approved by the Aspirational shareholders prior to the closing of the Business Combination. Since the consummation of the Business Combination, equity-based incentive awards in the forms of restricted stock units (“RSUs”), performance-based RSUs (“PSUs”) and stock options have been granted to the Company’s directors, executive officers and employees under the 2021 LTIP. On April 1, 2023, the Board of Directors, upon the recommendation of the Compensation Committee, approved the Amended and Restated 2021 LTIP, subject to approval by the Company’s stockholders at the Annual Meeting. We are requesting that stockholders approve the Amended and Restated 2021 LTIP, which is substantially similar to the 2021 LTIP except for the following amendments:
•	increases the number of shares of Common Stock authorized for issuance thereunder from 27,346,829 to 51,496,829 shares, or an increase of 24,150,000 shares;
•	implements a one-year minimum restriction, vesting and/or performance period, as applicable, requirement for awards;
•	limits the Company’s ability to recycle shares authorized under the Amended and Restated 2021 LTIP;
•	eliminates the Company’s ability to pay or settle any dividends or dividend equivalents on unearned and unvested equity awards;
•	incorporates a “double-trigger” change in control provision;
•	assuming that the stockholders approve the Amended and Restated 2021 LTIP at the Annual Meeting, extends the termination date of the 2021 LTIP to April 1, 2033; and
•	includes certain other administrative changes related to, among others, performance-based equity compensation grants and the Company’s ability to recoup erroneously awarded incentive compensation.
Summary of Amendments
Increase in the Number of Shares Authorized for Issuance
The proposed increase in the number of shares of Common Stock authorized for issuance under the 2021 LTIP is intended to permit the Company to continue to offer equity-based incentive compensation that aligns the remuneration paid to our directors, executive officers and employees with the interests of the Company’s stockholders. In addition, the Company believes that the ability to grant additional shares of Common Stock under the 2021 LTIP is important to attract, retain, motivate and reward key employees.
Beginning in 2022, the Company began awarding PSU and RSU awards to our Chief Executive Officer, which are subject to a mix of performance-based and market-based vesting conditions that are intended to align the compensation of our Chief Executive Officer with increases in stockholder return and other metrics important to the Company’s success. In the first quarter of 2023, the Compensation Committee approved contingent PSU and RSU awards for our named executive officers (other than our Chief Executive Officer), which PSU awards are subject to vesting upon achievement of certain relative total stockholder return (“TSR”) and adjusted earnings before interest, taxes, depreciation and amortization (“Adjusted EBITDA”) thresholds. The Board and the Compensation Committee believe that the ability to continue to grant such performance-based equity compensation awards in the future as a significant component of total compensation further aligns the success of our executive officers and employees with the success of our stockholders. The proposed additional shares under the Amended and Restated 2021 LTIP are intended and necessary to support awards of such performance-based awards thereunder to our executive officers and employees. See “Executive Compensation—Compensation Discussion and Analysis” for more information about the PSU awards granted to our Chief Executive Officer in 2022 and the contingent PSU and RSU awards approved by the Compensation Committee in the first quarter of 2023.
As of the Record Date, and without considering the proposed 24,150,000 share increase and the contingent awards described below, approximately 4,850,056 shares of Common Stock were available for future awards under the 2021 LTIP. The shares that remain available for future awards under the 2021 LTIP were not sufficient to support grants of PSU and RSU awards approved by the Compensation Committee in the first quarter of 2023. Therefore, all such awards were made contingent on receipt of approval by the Company’s stockholders of the Amended and Restated 2021 LTIP at the Annual Meeting. If the Amended and Restated 2021 LTIP is approved by the stockholders at the Annual Meeting, subject to applicable treatment under the U.S. securities laws and generally
Wheels Up Experience Inc. Proxy Statement and Notice of 2023 Annual Meeting of Stockholders 19

PROPOSAL NO. 4—AMENDMENT AND RESTATEMENT OF WHEELS UP EXPERIENCE INC. 2021 LONG-TERM INCENTIVE PLAN (continued)
accepted accounting principles in the United States (“U.S. GAAP”), such contingent awards will have a grant date effective as of the date approved by the Compensation Committee. If the Company’s stockholders do not approve the Amended and Restated 2021 LTIP at the Annual Meeting, the Compensation Committee will settle such awards in cash upon vesting based on the fair market value per share of Common Stock on the appliable vesting date. In addition, a failure to obtain stockholder approval of the Amended and Restated 2021 LTIP would limit our ability to make equity compensation awards in the future, which may materially and adversely impact our ability to attract, retain, motivate and reward our directors, executive officers and employees compared to our competitors, or cause us to shift our compensation schemes in a manner that may be less effective in aligning the Company’s long-term success to compensation.
Implement a One-Year Vesting Requirement
The 2021 LTIP currently gives the Compensation Committee the discretion to determine the vesting and performance periods of awards thereunder. The Compensation Committee has historically selected vesting and performance periods for awards to align the growth and success of the Company with compensation for our officers and employees. The Compensation Committee and the Board believe that establishing a minimum vesting and performance period of one (1) year after the grant date will further align the compensation of our directors, executive officers and employees with the long-term success of the Company. The Amended and Restated 2021 LTIP contains a provision that requires any grant or award thereunder to have a minimum restriction, vesting and/or performance period, as applicable, of no less than one (1) year after the grant date; provided, that the Compensation Committee, in its sole discretion, would be permitted to designate up to five percent (5%) of the shares available for issuance under the Amended and Restated 2021 LTIP as not being subject to such requirement. The Compensation Committee, in its sole discretion, may accelerate vesting of any award under the Amended and Restated 2021 LTIP.
Limit the Company’s Ability to Recycle Shares Authorized under the Amended and Restated 2021 LTIP
Article III of the Amended and Restated 2021 LTIP clarifies that the Company’s ability to recycle shares authorized under the Amended and Restated 2021 LTIP is prohibited, as was originally intended in the 2021 LTIP. The Amended and Restated 2021 LTIP also clarifies the treatment of performance-based equity incentive compensation awards that contain target levels when calculating the number of shares available for issuance under the Amended and Restated 2021 LTIP.
Eliminate the Company’s Ability to Pay or Settle Dividends or Dividend Equivalents on Unearned and Unvested Equity Awards
The 2021 LTIP currently permits participants to receive dividend equivalents, which entitles the participant to receive cash, shares of Common Stock, other awards or other property equal in value to dividends paid with respect to a specified number of shares. Dividend equivalents may be awarded on a free-standing basis or in connection with another award. Since the closing of the Business Combination, no dividend equivalents have been paid to participants under the 2021 LTIP. The Compensation Committee and the Board recognize that payment or settlement of dividend equivalents on unearned awards and/or prior to vesting provides incremental compensation to participants based on past performance, and may encourage practices that do not align the Company’s long-term success with compensation. The Amended and Restated 2021 LTIP eliminates the ability of the Company to pay or settle dividends or dividend equivalents on awards that have not been earned or vested.
Incorporate a “Double-Trigger” Change in Control Provision
The 2021 LTIP currently provides the Compensation Committee the discretion to determine the treatment of awards upon any merger, consolidation, recapitalization, sale of all or any portion of the Company’s assets or capital stock, including but not limited to a “going-private” transaction. The flexibility afforded to the Compensation Committee allows the Compensation Committee to prescribe treatment of awards upon a change in control in any award agreement, which can lead to differing definitions and treatments of awards. The Compensation Committee has not universally adopted a position on the treatment of awards upon a change in control, except with respect to award agreements for Mr. Dichter, whose PSU and RSU award agreements specify the treatment of such awards in the event of a “Change of Control” (as defined in Mr. Dichter’s employment agreement).
Many equity incentive plans limit or eliminate the discretion of the Compensation Committee regarding treatment of awards upon a change in control by fixing the outcomes based on the type of award. This allows such transactions to be negotiated with more certainty
20 Wheels Up Experience Inc. Proxy Statement and Notice of 2023 Annual Meeting of Stockholders

PROPOSAL NO. 4—AMENDMENT AND RESTATEMENT OF WHEELS UP EXPERIENCE INC. 2021 LONG-TERM INCENTIVE PLAN (continued)
and provides transparency for plan participants on the outcomes. Likewise, it eliminates the ability of a company’s board of directors to potentially seek alternate treatment of equity awards in the context of a change in control transaction that may differ from the treatment of our other equity securities. The Compensation Committee and the Board recognize the value that such enhanced transparency may provide for stockholders and plan participants.
The Amended and Restated 2021 LTIP limits the Compensation Committee’s and the Board’s discretion regarding treatment of awards upon a change in control, and incorporates a “double-trigger” change in control provision, which states that in the event a participant is terminated without “Cause” or resigns for “Good Reason” (as such terms are defined in the Amended and Restated 2021 LTIP) during the 12-month period following a “Change in Control,” then as of the date of the participant’s termination or resignation:
•	all outstanding options and stock appreciation rights (regardless of whether in tandem) will become fully exercisable; and
•
all awards (other than options and stock appreciation rights) will become fully vested; provided, however, that any such award that is performance-based will become vested at the target level of performance.

For purposes of the Amended and Restated 2021 LTIP, “Change in Control” will mean the consummation of (i) a reorganization, merger or consolidation of the Company or any direct or indirect subsidiary of the Company under which a majority of the shares of the Company would be converted into or exercised for cash or securities of any other corporation or entity or (ii) a sale or exchange of all or substantially all of the Company’s assets or equity securities.
Assuming that the stockholders approve the Amended and Restated 2021 LTIP at the Annual Meeting, the Amended and Restated 2021 LTIP extends the termination date of such plan to April 1, 2033 and contains additional administrative changes related to, among others, performance-based equity compensation grants and the Company’s ability to recoup erroneously awarded incentive compensation. The material terms of the Amended and Restated 2021 LTIP are described below. A copy of the Amended and Restated 2021 LTIP (with changes marked) is included as Appendix A to this Proxy Statement. The summary below is qualified in its entirety by reference to the text of the Amended and Restated 2021 LTIP.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDED AND RESTATED 2021 LTIP.
Wheels Up Experience Inc. Proxy Statement and Notice of 2023 Annual Meeting of Stockholders 21

Summary of the Amended and Restated 2021 LTIP
Summary of Provisions Different from the 2021 LTIP
As of the Record Date, and without considering the proposed 24,150,000 share increase and the contingent awards described in this Proposal No. 4, approximately 4,850,056 shares of Common Stock were available for future awards under the 2021 LTIP (excluding any grants of PSUs and RSUs approved by the Compensation Committee in the first quarter of 2023, which are contingent upon stockholder approval as described under Proposal No. 4 above). We are requesting that stockholders approve the Amended and Restated 2021 LTIP to:
•	increase the number of shares of Common Stock authorized for issuance thereunder from 27,346,829 to 51,496,829 shares, or an increase of 24,150,000 shares;
•	implement a one-year minimum restriction, vesting and/or performance period, as applicable, requirement for awards;
•	limit the Company’s ability to recycle shares authorized under the Amended and Restated 2021 LTIP;
•	eliminate the Company’s ability to pay or settle dividends or dividend equivalents on unearned and unvested equity awards;
•	incorporate a “double-trigger” change in control provision;
•	assuming that the stockholders approve the Amended and Restated 2021 LTIP at the Annual Meeting, extend the termination date of the 2021 LTIP to April 1, 2033; and
•	make certain other administrative changes related to, among others, performance-based equity compensation grants and the Company’s ability to recoup erroneously awarded incentive compensation.
Additional descriptions of these items are contained in Proposal No. 4 above, as well as where applicable in the following summary of the Amended and Restated 2021 LTIP.
Administration of the Amended and Restated 2021 LTIP
The Amended and Restated 2021 LTIP may be administered by the Board, the Compensation Committee or a similar committee comprised of at least two non-employee directors (in each case, the “Administrator”). The Administrator has exclusive authority to grant awards under the Amended and Restated 2021 LTIP and to make all interpretations and determinations affecting the Amended and Restated 2021 LTIP. The Administrator will have the discretion to determine the individuals to whom awards are granted, the amount of each award, any applicable vesting schedule and other terms of any award.
Eligible Participants
Participation in the Amended and Restated 2021 LTIP is limited to the Company’s directors, employees, consultants, advisors and independent contractors. The Administrator will select the directors, employees, consultants, advisors and independent contractors who will be granted awards under the Amended and Restated 2021 LTIP in its discretion on the basis of and as consideration for their service to the Company and the Company’s eligible affiliates, as applicable.
Number of Shares Available for Issuance
The maximum number of shares of Common Stock currently reserved and available for issuance under the 2021 LTIP is 27,346,829 shares, all of which are available for issuance pursuant to incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), or as other types of awards. We are requesting that stockholders approve the Amended and Restated 2021 LTIP to increase the number of shares of Common Stock authorized for issuance thereunder from 27,346,829 to 51,496,829 shares, or an increase of 24,150,000 shares.
If any stock award under the Amended and Restated 2021 LTIP is forfeited, expires or otherwise terminates, in whole or in part, without having been exercised in full (or vested in the case of restricted stock or restricted stock units), the shares of stock not acquired under such stock award will revert to, and again become available for issuance under, the Amended and Restated 2021 LTIP. The Amended and Restated 2021 LTIP clarifies that (i) if the exercise price of any award is satisfied by tendering shares of Common Stock to the Company, (ii) if shares of Common Stock are withheld from an award or tendered by the participant to pay such participant’s tax withholding obligations in connection with the award, (iii) if shares of Common Stock are reacquired with cash proceeds tendered in payment of the exercise price of an option or (iv) if shares of Common Stock subject to share-settled stock appreciation rights are not issued upon settlement, then in each case, the shares of Common Stock tendered, withheld, reacquired or that remain unissued with respect to such stock appreciation rights shall not again become available for issuance under the Amended and Restated 2021 LTIP.
22 Wheels Up Experience Inc. Proxy Statement and Notice of 2023 Annual Meeting of Stockholders

Summary of the Amended and Restated 2021 LTIP (continued)
The Amended and Restated 2021 LTIP also clarifies that performance-based equity incentive compensation awards should be treated as having been issued at target levels when calculating the number of shares available for issuance under the Amended and Restated 2021 LTIP and adjusted to reflect the actual number of shares issued upon settlement of such awards.
Award Limitations on Non-Employee Director Awards
The maximum number of shares subject to awards granted to a non-employee director during a single calendar year, taken together with any cash fees or other compensation paid during the calendar year to the non-employee director in respect of the director’s service as a member of the Board, will not exceed $375,000 in total value (calculating the value of any such awards based on the grant date fair value of such awards for financial reporting purposes).
Change in Control Provisions
The 2021 LTIP currently provides that the Company may, in its sole discretion, accelerate the timing of the exercise or vesting provisions of any award in the event of (i) the adoption of a plan of merger or consolidation under which a majority of the shares of Common Stock would be converted into or exercised for cash or securities of any other corporation or entity, or (ii) a sale or exchange of all or any portion of the Company’s assets or equity securities. Alternatively, the Company may, in its sole discretion and without the consent of participants, provide for various other treatments in the event of any merger, consolidation, recapitalization, sale of all or any portion of the Company’s assets or capital stock, including, but not limited to, a “going-private” transaction.
The Amended and Restated 2021 LTIP limits the Compensation Committee’s and the Board’s discretion regarding treatment of awards upon a change in control, and incorporates a “double-trigger” change in control provision, which states that in the event a participant is terminated without “Cause” or resigns for “Good Reason” (as such terms are defined in the Amended and Restated 2021 LTIP) during the 12-month period following a “Change in Control,” then as of the date of the participant’s termination or resignation:
•	all outstanding options and stock appreciation rights (regardless of whether in tandem) will become fully exercisable; and
•
all awards (other than options and stock appreciation rights) will become fully vested; provided, however, that any such award that is performance-based will become vested at the target level of performance.

For purposes of the Amended and Restated 2021 LTIP, “Change in Control” will mean the consummation of (i) a reorganization, merger or consolidation of the Company or any direct or indirect subsidiary of the Company under which a majority of the shares of the Company would be converted into or exercised for cash or securities of any other corporation or entity or (ii) a sale or exchange of all or substantially all of the Company’s assets or equity securities.
Adjustments for Stock Dividends, Stock Splits, Etc.
The Amended and Restated 2021 LTIP requires the Administrator to make any appropriate adjustments to the Amended and Restated 2021 LTIP and to any outstanding awards to reflect stock dividends, stock splits, extraordinary cash dividends and similar events, including, but not limited to, appropriate adjustments to the number, class and price of shares that are subject to outstanding awards under the Amended and Restated 2021 LTIP. See “Proposal No. 7—Implementation of the Reverse Stock Split—Effect on Equity Compensation Arrangements and Warrants” in this Proxy Statement for more information about the treatment of outstanding awards under the 2021 LTIP and/or Amended and Restated 2021 LTIP in the event the stockholders approve Proposal No. 7 at the Annual Meeting and the Board, at its discretion, determines to effect the Reverse Stock Split and Authorized Share Reduction.
Amendment to the Amended and Restated 2021 LTIP and Awards
The Board, at any time and from time to time, may amend the Amended and Restated 2021 LTIP. However, no amendment will be effective unless approved by the Company’s stockholders to the extent stockholder approval is necessary to satisfy the requirements of the Code, any federal or state law or regulation, or any securities exchange listing requirements. On April 1, 2023, the Board of Directors, upon the recommendation of the Compensation Committee, approved the Amended and Restated 2021 LTIP, which will not become effective unless approved by the Company’s stockholders at the Annual Meeting.
Further, no award under the Amended and Restated 2021 LTIP may be amended or cancelled for the purpose of repricing, replacing or regranting such award with an exercise price that is less than the exercise price of the original award unless otherwise approved by stockholders.
Wheels Up Experience Inc. Proxy Statement and Notice of 2023 Annual Meeting of Stockholders 23

Summary of the Amended and Restated 2021 LTIP (continued)
Termination of the Amended and Restated 2021 LTIP
The Amended and Restated 2021 LTIP may be terminated by vote of the Board or the stockholders at any time. Unless sooner terminated or extended by the Company subject to Board and stockholder approval, the Amended and Restated 2021 LTIP will terminate by its terms on April 1, 2033. No stock awards may be granted under the Amended and Restated 2021 LTIP after it is terminated.
Clawback/Recovery
Unless an award agreement specifies otherwise, the Administrator may cancel any unexpired, unpaid, unexercised or deferred award at any time if the participant is not in compliance with the applicable provisions of the award agreement and the Amended and Restated 2021 LTIP, including certain restrictive covenants. Furthermore, the Administrator may require a participant to return to and/or reimburse the Company for an award and/or shares issued under an award, and any proceeds paid or provided upon disposition of shares issued under an award, pursuant to the terms of the Company’s Recoupment Policy (as described below), as it may be amended from time to time, if the Compensation Committee determines that a vice president or more senior officer has engaged in fraud or misconduct that caused, in whole or in part, the need for a required restatement of the Company’s financial statements filed with the SEC. See “Corporate Governance—Executive Compensation Recoupment Policy” for additional information about the Company’s compensation clawback policy.
Types of Awards
The Amended and Restated 2021 LTIP permits the Administrator to grant awards of stock options, restricted stock, restricted stock units, stock appreciation rights, dividend equivalents, other stock-based awards, performance awards or cash awards, as discussed further below.
A stock option is the right to purchase shares of Common Stock at a fixed exercise price for a fixed period of time. The Amended and Restated 2021 LTIP permits the granting of (i) options to purchase Common Stock intended to qualify as incentive stock options under Section 422 of the Code and (ii) options that do not so qualify. Stock options granted under the Amended and Restated 2021 LTIP will be non-statutory stock options if they fail to qualify as incentive stock options or exceed the annual limit on incentive stock options. Incentive stock options may only be granted to employees of the Company and its subsidiaries. Non-statutory stock options may be granted to any persons eligible to receive incentive stock options and to non-employee directors and consultants. The Administrator determines the exercise price and additional terms of stock options. The option exercise price of each option will be determined by the Administrator but may not be less than 100% of the fair market value of the Common Stock on the date of grant. Fair market value for this purpose will be the last reported closing sales price of the shares of Common Stock on the NYSE on the valuation date, or, if none, the closing sales price on the most recent trade date immediately prior to the valuation date. The exercise price of a stock option may not be reduced after the date of the stock option grant, other than to appropriately reflect changes in the Company’s capital structure. The term of each stock option will be fixed by the Administrator and may not exceed ten years from the date of grant. The Administrator will determine at what time or times each stock option may be exercised. Stock options may be made exercisable in installments and the exercisability of options may be accelerated by the Administrator. Upon exercise of stock options, the option exercise price must be paid in full in such form as the Administrator will provide (or as permitted by Section 422 of the Code in the case of incentive stock options). To qualify as incentive stock options, stock options must meet additional federal tax requirements, including a $100,000 limit on the value of shares subject to incentive stock options that first become exercisable by a participant in any one calendar year.
The Administrator also has the authority to grant awards of restricted stock and restricted stock units pursuant to the terms of an award agreement. Each award agreement will be in such form and will contain such terms and conditions as the Administrator will deem appropriate. These conditions and restrictions may include the achievement of certain performance goals and/or continued employment with the Company through a specified restricted period.
Performance awards are equity incentive awards that may be denominated in either cash or shares and are subject to the achievement of performance goals set over performance periods, as established by the Administrator. In addition, the Amended and Restated 2021 LTIP provides for awards in the form of stock appreciation rights, dividend equivalents, other stock-based awards and cash awards.
24 Wheels Up Experience Inc. Proxy Statement and Notice of 2023 Annual Meeting of Stockholders

Summary of the Amended and Restated 2021 LTIP (continued)
Minimum Vesting Condition for Awards
The 2021 LTIP does not prescribe a minimum vesting period for any awards thereunder. The Amended and Restated 2021 LTIP contains a minimum restriction, vesting or performance period, as applicable, of one (1) year from the date of grant of any award. The Compensation Committee may provide for earlier vesting upon a plan participant’s termination of employment or service. In addition, up to five percent (5%) of the shares available for issuance under the Amended and Restated 2021 LTIP are not subject to the minimum restriction, vesting or performance period, as applicable, which the Compensation Committee may, in its discretion, designate at the time any award is granted.
Dividend and Dividend Equivalent Rights
The 2021 LTIP provides that during the vesting period, awards of restricted stock and restricted stock units may be credited with dividend equivalent rights, but dividend equivalents payable with respect to awards with vesting tied to the attainment of performance criteria shall not be paid unless and until such performance conditions are attained. The Amended and Restated 2021 LTIP does not permit dividends or dividend equivalents to be paid or settled on unearned and unvested equity awards.
U.S. Federal Income Tax Consequences of Awards
The following is general summary as of the date of this Proxy Statement of the U.S. federal income tax consequences to Wheels Up and to U.S. participants for awards granted under the Amended and Restated 2021 LTIP. The summary does not purport to be legal or tax advice. The U.S. federal tax laws may change and the federal, state and local tax consequences for any participant will depend upon his or her individual circumstances. Tax consequences for any particular individual may be different.
Incentive Stock Options
For federal income tax purposes, the holder of an incentive stock option receives no taxable income at the time of the grant or exercise of the incentive stock option. If such person retains the Common Stock for a period equal to the longer of at least two years after the option is granted and one year after the option is exercised, any gain upon the subsequent sale of the Common Stock will be taxed as a long-term capital gain. A participant who disposes of shares acquired by exercise of an incentive stock option prior to the expiration of two years after the option is granted or one year after the option is exercised will realize ordinary income in the year of disposition equal to the difference between the exercise price and fair market value of the share on the exercise date (or, if less, the excess of the amount realized on the disposition of the shares over the exercise price). If the amount realized on the disposition of the Common Stock is greater than the Common Stock’s fair market value on the date of exercise and the capital gain holding period has been satisfied, the excess of the gain will be subject to long-term capital gain treatment. Notwithstanding the foregoing, the difference between the option exercise price and the fair market value of the shares on the exercise date of an incentive stock option is an adjustment in computing the holder’s alternative minimum taxable income and may be subject to an alternative minimum tax which is paid if such tax exceeds the regular tax for the year.
Non-Statutory Stock Options
A participant who receives a non-statutory stock option with an exercise price not less than the fair market value of the stock on the grant date generally will not realize taxable income on the grant of such option but will realize ordinary income at the time of exercise of the option equal to the difference between the option exercise price and the fair market value of the shares on the date of exercise. Any additional gain or loss recognized upon any later disposition of shares would be capital gain or loss. Any taxable income recognized in connection with an option exercise by an employee or former employee of the company is subject to tax withholding by Wheels Up.
Restricted Stock
A restricted stock award is subject to a substantial risk of forfeiture within the meaning of Section 83 of the Code to the extent the award will be forfeited in the event that the participant ceases to provide services to Wheels Up. As a result of this substantial risk of forfeiture, the participant will not recognize ordinary income at the time of award. Instead, the participant will recognize ordinary income on the dates when the stock is no longer subject to a substantial risk of forfeiture, or when the stock becomes transferable, if earlier. The participant’s ordinary income is measured as the difference between the amount paid for the stock, if any, and the fair market value of the stock on the date the stock is no longer subject to forfeiture. The participant may accelerate his or her recognition of ordinary income, if any, and begin his or her capital gains holding period by timely filing an election pursuant to Section 83(b) of the Code with respect to a restricted stock award. In such event, the ordinary income recognized, if any, is measured as the difference between the amount paid for the stock, if any, and the fair market value of the stock on the date of award, and the capital gain holding period commences on such date. The ordinary income recognized by an employee or former employee will be subject to tax withholding by Wheels Up.
Wheels Up Experience Inc. Proxy Statement and Notice of 2023 Annual Meeting of Stockholders 25

Restricted Stock Units
There are generally no immediate tax consequences of receiving an award of restricted stock units under the Amended and Restated 2021 LTIP. A participant who is awarded restricted stock units will generally be required to recognize ordinary income in an amount equal to the fair market value of shares issued to such participant at the end of the restriction period or, if later, the payment date, subject to the requirements of Section 409A of the Code.
Section 409A
Section 409A of the Code provides that non-qualified deferred compensation arrangements must meet certain requirements to avoid additional income taxes for those deferring compensation, including providing that distributions must be made on or following the occurrence of certain events (e.g., the individual’s separation from service, a predetermined date, or the individual’s death). Awards granted under the Amended and Restated 2021 LTIP are intended to comply with or be exempt from the requirements of Section 409A; however, Wheels Up makes no representations or warranties to that effect.
New Plan Benefits
All of the Company’s directors, employees, consultants, advisors and independent contractors are eligible to receive grants under the Amended and Restated 2021 LTIP if approved by the Compensation Committee. As of the Record Date, there were approximately 2,500 employees, former employees and other participants, and eight non-employee directors holding outstanding equity awards under the 2021 LTIP.
The shares that remain available for future awards under the 2021 LTIP were not sufficient to support grants of PSU and RSU awards approved by the Compensation Committee in the first quarter of 2023. Therefore, all such awards were made contingent on receipt of approval by the Company’s stockholders of the Amended and Restated 2021 LTIP at the Annual Meeting. If the Amended and Restated 2021 LTIP is approved by the stockholders at the Annual Meeting, subject to applicable treatment under the U.S. securities laws and U.S. GAAP, such contingent awards will have a grant date effective as of the date approved by the Compensation Committee. If the Company’s stockholders do not approve the Amended and Restated 2021 LTIP at the Annual Meeting, the Compensation Committee will settle such awards in cash upon vesting based on the fair market value per share of Common Stock on the appliable vesting date. See “Executive Compensation—Compensation Discussion and Analysis—Expected Changes for 2023 Compensation” for a description of these contingent PSU and RSU awards.
The following table sets forth the number of shares of Common Stock, as of the Record Date, underlying grants of PSU and RSU awards approved by the Compensation Committee in the first quarter of 2023 that were made contingent on receipt of approval by the Company’s stockholders of the Amended and Restated 2021 LTIP at the Annual Meeting:
Name	Dollar Value ($)(1)	Number of Units(2)
Kenny Dichter, Chief Executive Officer	$—	—
Todd Smith, Chief Financial Officer	2,712,000	2,400,000
Stevens Sainte-Rose, Chief People Officer	637,320	564,000
Lee Applbaum, Chief Marketing Officer	446,350	395,000
Laura Heltebran, Chief Legal Officer	579,690	513,000
Eric Jacobs, Former Chief Financial Officer	—	—
Eric Cabezas, Senior Vice President, Finance & Former Interim Chief Financial Officer	293,800	260,000
Vinayak Hegde, Former President	—	—
Jason Horowitz, Former Chief Business Officer	—	—
All current named executive officers as a group (9 persons)	$4,669,160	4,132,000
All current directors who are not named executive officers as a group	$—	—
All employees as a group (excluding all current named executive officers) (151 persons)	$16,480,808	14,584,786
(1)	Dollar values based on the closing price per share of our Common Stock on the effective grant date.
26 Wheels Up Experience Inc. Proxy Statement and Notice of 2023 Annual Meeting of Stockholders

(2)
Represents the maximum number of shares of Common Stock that may be issued upon vesting of the contingent PSU and RSU awards approved by the Compensation Committee in the first quarter of 2023. All such awards were made contingent on receipt of approval by the Company’s stockholders of the Amended and Restated 2021 LTIP at the Annual Meeting. Excludes shares of Common Stock underlying contingent PSU and RSU awards made in the first quarter of 2023 that were forfeited as of the Record Date due to the separation of employment of certain employees. The contingent PSU awards approved by the Compensation Committee in the first quarter of 2023 contain separate performance conditions based on the achievement of certain relative TSR performance metrics in comparison to the compensation peer group selected by the Compensation Committee and Company Adjusted EBITDA thresholds for fiscal year 2023, fiscal years 2023 and 2024 combined, and fiscal years 2023 through 2025 combined. No such contingent PSU awards will vest until the end of the three-year vesting period. The contingent RSU awards approved by the Compensation Committee in the first quarter of 2023 will vest in three equal installments on each annual anniversary of the effective grant date, subject to continued service through each such vesting date.

Wheels Up Experience Inc. Proxy Statement and Notice of 2023 Annual Meeting of Stockholders 27

PROPOSAL NO. 5—AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION TO ADOPT A MAJORITY VOTE STANDARD FOR UNCONTESTED DIRECTOR ELECTIONS
On April 1, 2023, the Board voted unanimously to approve, subject to stockholder approval, and to recommend to our stockholders that they approve at the Annual Meeting, an amendment to the Company’s Certificate of Incorporation (as amended and restated, the “Proposed Certificate of Incorporation”) to adopt a majority vote standard for uncontested director elections (the “Majority Vote Amendment”). If approved by the stockholders at the Annual Meeting, the Company would adopt the Majority Vote Amendment by causing the filing of the Proposed Certificate of Incorporation, a copy of which (with changes marked) is attached as Appendix B to this Proxy Statement, with the Secretary of State of the State of Delaware (the “Delaware Secretary of State”).
Background and Governance Considerations
The Company’s current Certificate of Incorporation (the “Existing Certificate of Incorporation”) was adopted by our stockholders in connection with the closing of the Business Combination in July 2021. The Existing Certificate of Incorporation provides for a plurality vote standard for all director elections. Under this plurality vote standard, the director nominees who receive the highest number of affirmative votes cast are elected as directors until all board seats are filled. In an uncontested director election, where the number of nominees and available board seats are equal, every nominee is elected if they receive at least one "FOR" vote regardless of the number of "WITHHELD" votes.
The Board and Nominating and ESG Committee are committed to routinely monitoring, reviewing and improving our corporate governance practices. The Board and Nominating and ESG Committee determined that the adoption of the proposed majority voting standard for uncontested director elections would provide our stockholders with a greater voice in determining the composition of the Board by requiring the support of a majority of stockholder votes cast for a director nominee to be elected to the Board. Likewise, retention of a plurality voting standard for contested director elections would promote filling all Board seats without application of the more onerous majority vote requirement where there are more director nominees than director seats to be filled.
Under Delaware law, an incumbent director that is not properly reelected continues to serve as a director until a successor director is duly elected and qualified. Applied to an uncontested director election with a majority vote standard, a director that does not receive a majority vote would continue to serve in office unless replaced by the board of directors. As a result, companies that adopt the majority vote standard for uncontested elections often concurrently adopt a resignation requirement for directors who do not receive the required vote. The director resignation requirement included in the Majority Vote Amendment provides the Board the ability to evaluate the circumstances relating to the vote in light of the composition of the Board and, in its discretion, accept or reject such director’s resignation with timely public disclosure of the Board's conclusions to stockholders. It also permits a limited period of time after the election for the Board to identify potential candidates to replace any vacancy created by the resignation of a director that does not receive the required vote.
The Board and Nominating and ESG Committee believe that the Majority Vote Amendment will incentivize directors to continue to take an active role in managing the Company, mitigating and monitoring key enterprise risks, improving the Company’s corporate governance practices and engaging with stockholders on key issues. However, the Board is unable to unilaterally adopt the Majority Vote Amendment to the Existing Certificate of Incorporation without stockholder approval.
Majority Vote Amendment
Majority Vote Standard for Uncontested Director Elections
Under the Existing Certificate of Incorporation, the election of directors (whether contested or uncontested) is determined by a plurality of the votes cast by the stockholders present in person or represented by proxy at a meeting of stockholders to elect directors and entitled to vote thereon.
28 Wheels Up Experience Inc. Proxy Statement and Notice of 2023 Annual Meeting of Stockholders

PROPOSAL NO. 5—AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION TO ADOPT A MAJORITY VOTE STANDARD FOR UNCONTESTED DIRECTOR ELECTIONS (continued)
Under the Proposed Certificate of Incorporation, the election of directors in:
•	an uncontested election would be determined by a majority vote (50%) of votes cast; and
•	a contested election would be determined by a plurality of votes cast.
In each case, the “votes cast” would be the number of votes cast by the stockholders present in person or represented by proxy at a meeting of stockholders to elect directors and entitled to vote thereon. Although the Company does not currently have any preferred stock outstanding, each voting standard would be subject to the rights of holders of preferred stock, voting separately by class or series, to elect directors pursuant to the terms of such class or series of preferred stock.
Director Resignation
Under the Existing Certificate of Incorporation, there is no requirement for a director to tender his or her resignation based on the inability to obtain a minimum number of votes at a director election.
The Proposed Certificate of Incorporation would require any incumbent director that does not receive a majority vote in an uncontested director election to tender his or her resignation to the Board. The Nominating and ESG Committee would then recommend, in its sole discretion, to the Board whether to accept or reject such resignation. The Board, in its sole discretion, must then determine whether to accept or reject such director’s resignation. The Board may reject such resignation for any reason, including in order to maintain compliance with applicable law or the requirements of any national securities exchange. Upon reaching a determination, the Board must publicly disclose its decision and the rationale behind it within 90 days from the date of the certification of the election results for the related meeting of stockholders.
The text of the Proposed Certificate of Incorporation, which includes the Majority Vote Amendment in Section 5(c) therein marked as proposed changes, is attached as Appendix B to the Proxy Statement. The summary set forth in this Proposal No. 5 is qualified in its entirety by reference to the text of the Proposed Certificate of Incorporation.
Effect of Amendment
If approved by our stockholders at the Annual Meeting, the Majority Vote Amendment as described in this Proposal No. 5 will become effective immediately upon filing of the Proposed Certificate of Incorporation with the Delaware Secretary of State after the Annual Meeting. The new majority vote standard would then apply to any uncontested election of directors occurring after the Proposed Certificate of Incorporation becomes effective after filing with the Delaware Secretary of State.
If our stockholders do not approve the Majority Vote Amendment, Section 5(c) of the Existing Certificate of Incorporation will remain unchanged.
Corresponding Amendments to Our By-Laws
Approval of this Proposal No. 5 would create an inconsistency between the provisions related to voting standards for director elections in the Proposed Certificate of Incorporation and our By-Laws. Under the DGCL, a corporation’s bylaws may not be inconsistent with the corporation’s certificate of incorporation. If the Majority Vote Amendment is approved by our stockholders and we file the Proposed Certificate of Incorporation with the Delaware Secretary of State, the Board intends to adopt corresponding amendments to, among others, Section 2.5(d) of our By-Laws, which amendments would refer to the director election terms set forth in the Proposed Certificate of Incorporation. Pursuant to Section 10.14 of our By-Laws, the affirmative vote of a majority of the Board is required to amend our By-Laws and stockholder approval is not required. We are not requesting that our stockholders approve any changes to our By-Laws.
Wheels Up Experience Inc. Proxy Statement and Notice of 2023 Annual Meeting of Stockholders 29

PROPOSAL NO. 5—AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION TO ADOPT A MAJORITY VOTE STANDARD FOR UNCONTESTED DIRECTOR ELECTIONS (continued)
Vote Required
The affirmative vote of at least two-thirds of the voting power of all outstanding shares of capital stock of the Company entitled to vote generally in the election of directors, voting together as a single class, is required to approve this Proposal No. 5. Any abstentions or broker non-votes, or failing to vote by ballot at the Annual Meeting or proxy, will have the same effect as votes against this Proposal No. 5. Because adoption of the Majority Vote Amendment requires approval of holders of two-thirds of our Common Stock (not two-thirds of a quorum present at the Annual Meeting), if you fail to vote, it will be deemed a vote AGAINST the Majority Vote Amendment. EVERY VOTE MATTERS.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION TO ADOPT A MAJORITY VOTE STANDARD FOR UNCONTESTED DIRECTOR ELECTIONS.
30 Wheels Up Experience Inc. Proxy Statement and Notice of 2023 Annual Meeting of Stockholders

PROPOSAL NO. 6—AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION TO PERMIT OFFICER EXCULPATION
On April 1, 2023, the Board voted unanimously to approve, subject to stockholder approval, and to recommend to our stockholders that they approve at the Annual Meeting, an amendment to the Existing Certificate of Incorporation to permit officer exculpation for certain breaches of fiduciary duties and related claims pursuant to the DGCL (the “Officer Exculpation Amendment”). If approved by the stockholders at the Annual Meeting, the Company would adopt the Officer Exculpation Amendment by causing the filing of the Proposed Certificate of Incorporation, a copy of which (with changes marked) is attached as Appendix B to this Proxy Statement, with the Delaware Secretary of State.
Background and Governance Considerations
On August 1, 2022, an amendment to Section 102(b)(7) of the DGCL became effective that permits a corporation’s certificate of incorporation to eliminate or limit the personal liability of an officer to the corporation or its stockholders for monetary damages for breach of fiduciary duty. This was the first time that Delaware law permitted “officer exculpation” in a manner similar to director exculpation. However, such provision may not eliminate or limit the liability of an officer:
•	for any breach of the officer’s duty of loyalty to the corporation or its stockholders;
•	for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law;
•	for any transaction from which the director or officer derived an improper personal benefit; or
•	in any action by, or in the right of, the corporation.
In addition, the DGCL does not permit a duly adopted officer exculpation provision to eliminate or limit the liability of an officer for any act or omission occurring prior to the date when such provision becomes effective. If adopted, an officer exculpation provision adopted pursuant to Section 102(b)(7) of the DGCL would cover: (i) the corporation’s president, chief executive officer, chief operating officer, chief financial officer, chief legal officer, controller, treasurer or chief accounting officer; (ii) any named executive officer identified in the corporation’s filings with the SEC; and (iii) individuals who have agreed to be identified as officers of the corporation pursuant to Section 102(b)(7) of the DGCL (collectively, the “Exculpated Officers”).
The Board and Nominating and ESG Committee believe that the change in Delaware law provides an important protection to the Exculpated Officers that affords them greater leeway to make decisions that they believe are in the best interests of the Company and stockholders. With overall increases in stockholder litigation in recent years in the areas of corporate takeovers and activist activity, the Board and Nominating and ESG Committee believe that an officer exculpation provision can also benefit the Company by limiting the impact of potentially distracting or injurious claims against Exculpated Officers. Therefore, the Board and Nominating and ESG Committee believe adoption of the Officer Exculpation Amendment at the Annual Meeting is both a prudent and timely change to the Company’s liability management and corporate governance practices. However, the Board is unable to unilaterally adopt the Officer Exculpation Amendment to the Existing Certificate of Incorporation without stockholder approval.
Proposed Amendments
The Existing Certificate of Incorporation currently does not provide a right of exculpation to officers of the Company.
The Proposed Certificate of Incorporation would permit officer exculpation to the Exculpated Officers for certain breaches of fiduciary duties and related claims pursuant to the DGCL. The right of exculpation would extend to the Exculpated Officers and be subject to the limitations set forth in the DGCL. There would be no change to the existing exculpation rights of directors.
The text of the Proposed Certificate of Incorporation, which includes the Officer Exculpation Amendment in Section 8.1 therein marked as proposed changes, is attached as Appendix B to this Proxy Statement. The summary set forth in this Proposal No. 6 is qualified in its entirety by reference to the text of the Proposed Certificate of Incorporation.
Effect of Amendment
If approved by our stockholders at the Annual Meeting, the Officer Exculpation Amendment will become effective immediately upon filing of the Proposed Certificate of Incorporation with the Delaware Secretary of State following the Annual Meeting. The officer exculpation right would then apply after the Proposed Certificate of Incorporation becomes effective after filing with the Delaware Secretary of State.
Wheels Up Experience Inc. Proxy Statement and Notice of 2023 Annual Meeting of Stockholders 31

PROPOSAL NO. 6—AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION TO PERMIT OFFICER EXCULPATION (continued)
If our stockholders do not approve the Officer Exculpation Amendment, Section 8.1 of the Certificate of Incorporation will remain unchanged.
The Board did not adopt, and does not presently intend to adopt, any corresponding amendments to our By-Laws in connection with the Officer Exculpation Amendment.
Vote Required
The affirmative vote of at least two-thirds of the voting power of all outstanding shares of capital stock of the Company entitled to vote generally in the election of directors, voting together as a single class, is required to approve this Proposal No. 6. Any abstentions or broker non-votes, or failing to vote by ballot at the Annual Meeting or proxy, will have the same effect as votes against this Proposal No. 6. Because adoption of the Officer Exculpation Amendment requires approval of holders of two-thirds of our Common Stock (not two-thirds of a quorum present at the Annual Meeting), if you fail to vote, it will be deemed a vote AGAINST the Officer Exculpation Amendment. EVERY VOTE MATTERS.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION TO PERMIT OFFICER EXCULPATION FOR CERTAIN BREACHES OF FIDUCIARY DUTIES AND RELATED CLAIMS PURSUANT TO THE DGCL.
32 Wheels Up Experience Inc. Proxy Statement and Notice of 2023 Annual Meeting of Stockholders

PROPOSAL NO. 7—REVERSE STOCK SPLIT AND AUTHORIZED SHARE REDUCTION
On April 1, 2023, the Board voted unanimously to approve, subject to stockholder approval, and to recommend to our stockholders that they approve at the Annual Meeting, an amendment of the Existing Certificate of Incorporation to effect, at the discretion of the Board, at any time prior to the Anniversary Date, the Reverse Stock Split and contemporaneously with the Reverse Stock Split, the Authorized Share Reduction. If approved by our stockholders at the Annual Meeting and at the discretion of the Board, if at all, the Company would effect the Reverse Stock Split and the Authorized Share Reduction by causing the filing of an amendment to the Existing Certificate of Incorporation (or the Proposed Certificate of Incorporation if the stockholders approve Proposal Nos. 5 and 6 at the Annual Meeting) (the “Reverse Stock Split Amendment”), a copy of which is attached as Appendix C to this Proxy Statement, with the Delaware Secretary of State.
As described below, the Board, in its discretion, also may determine not to effect the Reverse Stock Split and the Authorized Share Reduction. The Company will not effect the Reverse Stock Split without also effecting the Authorized Share Reduction, and vice versa. If the Board, in its discretion, determines not to effect the Reverse Stock Split and Authorized Share Reduction prior to the Anniversary Date, the Reverse Stock Split Amendment will be abandoned. If our stockholders approve the Reverse Stock Split Amendment at the Annual Meeting, no further action on the part of stockholders will be required to either implement or abandon the Reverse Stock Split or the Authorized Share Reduction.
Background and Considerations
The Reverse Stock Split Amendment, if effected, will effect a Reverse Stock Split of the issued and outstanding shares of Common Stock at a reverse stock split ratio of not less than 1-for-5 and not greater than 1-for-10 (the “Ratio Range”), with an exact ratio within that range as may be determined by the Board, in its discretion, at a later date (such ratio approved by the Board, the “Reverse Stock Split Ratio”). If the Reverse Stock Split is effected, we would contemporaneously effect the Authorized Share Reduction, such that the 2.5 billion authorized shares of Common Stock would be reduced proportionately pursuant to the Reverse Stock Split Ratio. See “—Implementation of the Reverse Stock Split—Effect on Common Stock” below for a table and more information about the number of shares of Common Stock that would be issued and outstanding and authorized for issuance depending on the Reverse Stock Split Ratio.
Reverse Stock Split
The purpose of the Reverse Stock Split is to increase the trading price per share of our Common Stock, as fewer shares will be outstanding. The Board believes that the increased trading price per share of our Common Stock expected as a result of implementing the Reverse Stock Split may improve the marketability and liquidity of our Common Stock, as well as the marketability of our securities that are convertible into shares of Common Stock, including the Warrants. It is also anticipated that an increase in the trading price per share of our Common Stock will encourage institutional and retail interest and trading in our Common Stock, as well as increase the number of investment analysts that provide research reports on the Company and our Common Stock.
In addition, the Board recognizes that brokerage commissions, as a percentage of total transaction value, tend to be relatively higher for lower-priced stocks. As a result, certain stockholders and investors may also be dissuaded from purchasing lower-priced stocks due to anticipated transaction costs. It is possible that an increase in the trading price per share of our Common Stock anticipated after the Reverse Stock Split may reduce this concern among stockholders and investors, which may increase the marketability and liquidity of our Common Stock.
Authorized Share Reduction
Delaware law does not require a reduction in the total number of authorized shares of Common Stock contemporaneously with the implementation of the Reverse Stock Split. However, if approved by our stockholders at the Annual Meeting and implemented by the Board, in its discretion, the authorized number of shares of Common Stock also would be reduced proportionately pursuant to the Reverse Stock Split Ratio. The Board believes that after the Authorized Share Reduction, the number of shares of Common Stock available for future issuance is sufficient for current anticipated future needs.
Wheels Up Experience Inc. Proxy Statement and Notice of 2023 Annual Meeting of Stockholders 33

PROPOSAL NO. 7—REVERSE STOCK SPLIT AND AUTHORIZED SHARE REDUCTION (continued)
Implementation of the Reverse Stock Split
Criteria to be Used for Determining the Reverse Stock Split Ratio
If approved by our stockholders at the Annual Meeting and implemented by the Board, in its discretion, the Reverse Stock Split Ratio will be a ratio of not less than 1-for-5 and not greater than 1-for-10, with the exact Reverse Stock Split Ratio within such range as may be determined by the Board at a later date. The Board believes that stockholder approval of the Ratio Range versus a single ratio or a set of fixed ratios, provides flexibility to achieve the purposes of a Reverse Stock Split in light of the factors available to the Board at the time the Reverse Stock Split is effected. If approved by our stockholders at the Annual Meeting, the Board, in its discretion, may determine the Reverse Stock Split Ratio by considering, among other things, factors such as:
•	the historical and then-prevailing trading price, trading volume and volatility of our Common Stock;
•
the number of issued and outstanding shares of Common Stock and other outstanding securities that are exercisable or exchangeable for, or convertible into, shares of Common Stock, including the Warrants;

•	the anticipated impact of the Reverse Stock Split on the trading market for our Common Stock and the Public Warrants;
•	any notification from the NYSE regarding the trading price per share of our Common Stock or an exchange-initiated delisting;
•
the possible impacts of future percentage declines as an absolute number and as a percentage of our overall market capitalization based on the volatility of the historical trading price per share of our Common Stock, which may be greater than would occur in the absence of a Reverse Stock Split;

•	the anticipated impact of the Reverse Stock Split on stockholders who own “odd lots” (less than 100 shares);
•	the possible impact of the Reverse Stock Split on our future financing alternatives, including the impacts of the Authorized Share Reduction;
•	the potential impact of a particular Reverse Stock Split Ratio on our ability to reduce administrative and transactional costs; and
•	prevailing general market and economic conditions.
Effect on Common Stock
If the Reverse Stock Split Amendment is approved by stockholders at the Annual Meeting, there will be no impact on stockholders until the Board, in its discretion, determines to implement the Reverse Stock Split. The Reverse Stock Split, once implemented, would uniformly affect all holders of Common Stock and other securities exercisable or exchangeable for, or convertible into, Common Stock, including the Warrants, and would not affect any such holder’s percentage ownership interest or proportionate voting power, except for the elimination of fractional shares of Common Stock as described under “—Implementation of the Reverse Stock Split—Fractional Shares” below.
If approved by our stockholders at the Annual Meeting and implemented by the Board, in its discretion, the principal effects of the Reverse Stock Split Amendment on holders of Common Stock would be that:
•
the issued and outstanding shares of Common Stock owned by a stockholder will be combined into a lower number of shares of Common Stock based on the Reverse Stock Split Ratio selected by the Board, in its discretion, with any fractional shares being treated as described under “—Implementation of the Reverse Stock Split—Fractional Shares” below;

•
the total number of issued and outstanding shares of Common Stock would be reduced based on the Reverse Stock Split Ratio, with any fractional shares being treated as described under “—Implementation of the Reverse Stock Split—Fractional Shares” below; and

•	the number of authorized shares of Common Stock will be contemporaneously and proportionally reduced based upon the Reverse Stock Split Ratio.
34 Wheels Up Experience Inc. Proxy Statement and Notice of 2023 Annual Meeting of Stockholders

PROPOSAL NO. 7—REVERSE STOCK SPLIT AND AUTHORIZED SHARE REDUCTION (continued)
The following table contains approximate information, based on share information as of the Record Date, relating to our Common Stock based on the proposed Ratio Range assuming that the Reverse Stock Split Amendment is approved by stockholders at the Annual Meeting and implemented by the Board, in its discretion:
Scenario	Number of Shares of Common Stock Authorized	Number of Shares of Common Stock Issued and Outstanding	Number of Shares of Common Stock Issued But Not Outstanding	Number of Shares of Common Stock Authorized But Not Issued
Pre-Reverse Stock Split	2,500,000,000	251,347,032	2,644,415	2,246,008,553
Post-Reverse Stock Split 1-for-5(1)	500,000,000	50,269,406	528,883	449,210,711
Post-Reverse Stock Split 1-for-10(1)	250,000,000	25,134,703	264,441	224,600,856
(1)
The number of shares of Common Stock issued and outstanding and issued but not outstanding reflect rounding down to the nearest whole share. Any fractional shares will be treated as described under “—Implementation of the Reverse Stock Split—Fractional Shares” below.

Effect on Equity Compensation Arrangements and Warrants
If approved by our stockholders at the Annual Meeting and implemented by the Board, in its discretion, the principal effects of the Reverse Stock Split Amendment on the holders of the Warrants and other securities granted or issued and outstanding under the WUP Equity Incentive Plan (as defined herein), WUP Option Plan (as defined herein), 2021 LTIP (including the Amended and Restated 2021 LTIP, if approved by stockholders at the Annual Meeting as described in Proposal No. 4 herein) and the 2022 Inducement Grant Plan would be that:
•
WUP Profits Interests and WUP Stock Options — The hurdle amounts for any outstanding WUP profits interests and per share exercise price of any outstanding WUP stock options would be increased proportionately by the inverse of the Reverse Stock Split Ratio, and the number of shares issuable under outstanding WUP profits interests and WUP stock options would be reduced proportionately by the Reverse Stock Split Ratio;

•
PSUs, RSUs and Other Equity-Based Awards — The number of shares issuable under outstanding PSUs, RSUs and all other outstanding equity-based awards would be reduced proportionately by the Reverse Stock Split Ratio and any applicable market-based performance metrics for any PSUs or RSUs would be adjusted accordingly;

•
Shares Available for Issuance under Equity Incentive Plans — The number of shares of Common Stock authorized for future issuance under our equity incentive plans would be proportionately reduced by the Reverse Stock Split Ratio and other similar adjustments would be made under our equity incentive plans to reflect the Reverse Stock Split (including under the 2021 LTIP and/or the Amended and Restated 2021 LTIP, if approved by our stockholders at the Annual Meeting); and

•
Warrants and Other Securities Exercisable or Exchangeable for, or Convertible into Common Stock — The exercise, exchange or conversion price of all other outstanding securities that are exercisable or exchangeable for, or convertible into, shares of Common Stock, including the Warrants and the Earnout Shares, would be increased proportionately by the inverse of the Reverse Stock Split Ratio and the number of shares of Common Stock issuable upon such exercise, exchange or conversion would be reduced proportionately by the Reverse Stock Split Ratio.

Additional effects of the Reverse Stock Split Amendment are discussed below.
Effect on Par Value
The Reverse Stock Split Amendment will not affect the par value of our Common Stock, which will remain at $0.0001 per share. As a result, the stated capital on our balance sheet attributable to Common Stock, which consists of the par value per share of Common Stock multiplied by the aggregate number of shares of Common Stock issued and outstanding as of the date of such balance sheet, will be reduced in proportion to the Reverse Stock Split Ratio selected by the Board, in its discretion, upon implementation (subject to minor adjustments in respect of the treatment of fractional shares). Our additional paid-in capital account, which consists of the difference between our stated capital and the aggregate amount paid to us upon issuance of all currently outstanding shares of Common Stock, will be credited with the corresponding amount by which the stated capital is reduced. Our total stockholders’ equity, in the aggregate,
Wheels Up Experience Inc. Proxy Statement and Notice of 2023 Annual Meeting of Stockholders 35

PROPOSAL NO. 7—REVERSE STOCK SPLIT AND AUTHORIZED SHARE REDUCTION (continued)
will remain unchanged as a result of the Reverse Stock Split and Authorized Share Reduction. The shares of our Common Stock held in treasury will also be reduced proportionally based on Reverse Stock Split Ratio. After the implementation of the Reverse Stock Split, our net income or net loss per share and the net book value per share of Common Stock will increase, as compared to the per share amounts absent the Reverse Stock Split, because there will be fewer shares of Common Stock outstanding. All historic and per share amounts in our financial statements and related footnotes (for periods after the Reverse Stock Split and, on a pro forma basis, for periods prior to the Reverse Stock Split) in future SEC filings will be revised to reflect the Reverse Stock Split.
Fractional Shares
We do not plan to issue fractional shares in connection with the Reverse Stock Split. Stockholders who would otherwise hold fractional shares because the number of shares of Common Stock they hold before the Reverse Stock Split is not evenly divisible by the Reverse Stock Split Ratio will be entitled to receive cash (without interest, and subject to any required tax withholding applicable to a holder) in lieu of such fractional shares. As the Board, in its discretion, may determine, the cash amount payable would be equal to either:
•
the closing trading price per share of our Common Stock as reported on the NYSE on the trading day immediately preceding the date that the Reverse Stock Split Amendment becomes effective, as adjusted by the Reverse Stock Split ratio, multiplied by the applicable fraction of a share; or

•
such stockholder’s proportionate interest in the proceeds, net of selling costs not paid and satisfied by Wheels Up, from the aggregation and sale of the fractional shares by Continental Stock Transfer & Trust Company, Wheels Up’s transfer agent for our Common Stock and the Warrants (the “Transfer Agent”).

Regardless of the fractional shares option implemented by the Board, if at all, stockholders will not be entitled to receive interest for the period of time between the Effective Time (as defined below) and the date payment is received. While we do not currently intend to aggregate and sell fractional shares that arise as a result of the Reverse Stock Split, if the Board, in its discretion, determines to do so, the Transfer Agent will aggregate such fractional shares into whole shares and sell the whole shares in the open market at prevailing trading prices. The Transfer Agent will then distribute the cash proceeds of the sale pro rata to the stockholders otherwise entitled to receive a fractional share. The Transfer Agent will, in its discretion and without any influence by the Company, determine when, how, through which broker-dealers and at what price to sell any aggregated fractional shares.
Certain Risks and Potential Disadvantages Associated with the Reverse Stock Split and the Authorized Share Reduction
Stockholders should recognize that, if the Reverse Stock Split is effected, they will own a lower number of shares than they currently own. Except for minor adjustments that may result from the treatment of fractional shares as described above, the Reverse Stock Split will not have any substantial dilutive effect on our stockholders since each stockholder will hold the same percentage of Common Stock outstanding immediately following the Reverse Stock Split as such stockholder held immediately prior to the Reverse Stock Split (subject to the treatment of fractional shares as described herein).
While we expect that the Reverse Stock Split will result in an increase in the trading price per share of our Common Stock and Warrants, the Reverse Stock Split may not increase the trading price per share of Common Stock or price per Warrant in proportion to the reduction in the number of shares of our Common Stock issued and outstanding. The history of reverse stock splits for other companies is varied, particularly since some stockholders and investors may view a reverse stock split negatively. The Company can provide no assurance that the Reverse Stock Split will result in a permanent increase in the trading price per share of Common Stock or price per Warrant, which depends on many factors. Although we believe the Reverse Stock Split may enhance the marketability of our Common Stock and Warrants to certain potential investors, we cannot assure you that, if implemented, our Common Stock and Warrants will be more attractive to investors.
If a Reverse Stock Split is effected and the trading price per share of Common Stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of a Reverse Stock Split. The liquidity of our Common Stock and Warrants may be negatively impacted by the Reverse Stock Split, given the reduced number of shares of Common Stock that would be outstanding after the Reverse Stock Split, particularly if the trading price per share of Common Stock or price per Warrant does not increase as a result of the Reverse Stock Split. In addition, the Reverse Stock Split will likely increase the number of stockholders who own odd lots (less than 100 shares). Stockholders who hold odd lots typically experience an increase in the cost of selling their shares, as well as possible greater difficulty in effecting such sales. Accordingly, a Reverse Stock Split may not achieve all of the desired results described in this Proposal No. 7.
36 Wheels Up Experience Inc. Proxy Statement and Notice of 2023 Annual Meeting of Stockholders

PROPOSAL NO. 7—REVERSE STOCK SPLIT AND AUTHORIZED SHARE REDUCTION (continued)
The Board considered all of the foregoing factors and determined that seeking stockholder approval for the Reverse Stock Split Amendment is in the best interests of the Company and its stockholders. As noted below, even if stockholders approve the Reverse Stock Split Amendment, the Board, in its discretion, reserves the right not to effect the Reverse Stock Split Amendment if the Board, in its discretion, does not deem it to be in the best interests of the Company or its stockholders at the time.
Implementation of the Reverse Stock Split Amendment
Assuming that stockholder approval of the Reverse Stock Split Amendment is obtained, the Board retains the discretion to effect, or not to effect, the Reverse Stock Split and the Authorized Share Reduction at any time prior to the Anniversary Date. The Company will not effect the Reverse Stock Split without also effecting the Authorized Share Reduction, and vice versa. The Reverse Stock Split and Authorized Share Reduction would be implemented by filing the Reverse Stock Split Amendment with the Delaware Secretary of State, which would be effective immediately upon filing or at such time as the Company may specify at the time of filing (the “Effective Time”).
If the Board, in its discretion, determines not to effect the Reverse Stock Split and Authorized Share Reduction prior to the Anniversary Date, the Reverse Stock Split Amendment will be abandoned and may not be effected without further stockholder approval. If our stockholders approve the Reverse Stock Split Amendment at the Annual Meeting, no further action on the part of stockholders will be required to either implement or abandon the Reverse Stock Split or the Authorized Share Reduction. By voting in favor of the approval of the Reverse Stock Split Amendment, each stockholder is expressly also authorizing the Board to determine not to proceed with, and to abandon, the Reverse Stock Split Amendment if it should so decide.
Continued SEC Reporting Requirements and NYSE Stock Listing
After the Effective Time, Wheels Up would continue to be subject to periodic reporting and other requirements under the Exchange Act, our Common Stock would continue to be listed on the NYSE under the symbol “UP” and the Public Warrants would continue to be listed on the NYSE under the symbol “UP WS”.
New CUSIP Numbers
After the Effective Time, the post-Reverse Stock Split shares of Common Stock would have a new CUSIP number, which is a number used to identify the Company’s equity securities. Stock certificates issued before the Reverse Stock Split will reflect the older CUSIP number and should be returned to the Transfer Agent by following the procedures described below under “—Implementation of the Reverse Stock Split—Effect on Holders of Certificated Shares of Common Stock.” We do not currently expect that the Public Warrants will require a new CUSIP number after the Effective Time.
Effect on Registered and Beneficial Holders of Common Stock and Warrants
After the Effective Time, shares of Common Stock held by stockholders and Warrants held by warrant holders, in each case that hold their shares through a broker or other nominee, will be treated in the same manner as shares held by registered stockholders or warrant holders that hold their shares or Warrants in their names. Brokers and other nominees that hold shares of Common Stock or Public Warrants will be instructed to effect the Reverse Stock Split for the beneficial owners of such shares of Common Stock or Public Warrants, as applicable. However, those brokers or other nominees may implement different procedures than those to be followed by registered stockholders and registered warrant holders for processing the Reverse Stock Split, particularly with respect to the treatment of fractional shares. Stockholders and warrant holders whose shares of Common Stock or Public Warrants, as applicable, are held in the name of a broker or other nominee are encouraged to contact their broker or other nominee with any questions regarding the procedure of implementing the Reverse Stock Split with respect to their shares of Common Stock and Public Warrants.
Effect on Registered “Book-Entry” Holders of Common Stock and Warrants
Registered holders of shares of Common Stock, may hold some or all of their shares of Common Stock electronically in book-entry form under the direct registration system for the securities. Those stockholders will not have stock certificates or warrants evidencing their ownership of shares of Common Stock, but generally have a statement reflecting the number of shares of Common Stock registered in their accounts.
Wheels Up Experience Inc. Proxy Statement and Notice of 2023 Annual Meeting of Stockholders 37

PROPOSAL NO. 7—REVERSE STOCK SPLIT AND AUTHORIZED SHARE REDUCTION (continued)
Stockholders that hold registered shares of Common Stock in book-entry form do not need to take any action to receive post-Reverse Stock Split shares of Common Stock. Any such stockholder that is entitled to post-Reverse Stock Split shares of Common Stock will automatically receive, at the stockholder’s address of record, a transaction statement indicating the number of post-Reverse Stock Split shares of Common Stock held following the implementation of the Reverse Stock Split.
Holders of Certificated Shares of Common Stock
If any of a stockholder’s shares of Common Stock are certificated, that stockholder will receive a transmittal letter from the Transfer Agent as soon as practicable after the Effective Time of the Reverse Stock Split. The transmittal letter will be accompanied by instructions specifying how the stockholder may exchange their certificated shares representing the pre-Reverse Stock Split shares of Common Stock for a statement of holding. When that stockholder submits their certificates representing the pre-Reverse Stock Split shares of Common Stock, the post-Reverse Stock Split shares of Common Stock will be held electronically in book-entry form. This means that, instead of receiving a new stock certificate, that stockholder will receive a statement of holding that indicates the number of post-Reverse Stock Split shares of Common Stock held in book-entry form.
We will no longer issue physical stock certificates. If a stockholder is entitled to a payment in lieu of any fractional share interest, the payment will be made as described above under “—Implementation of the Reverse Stock Split—Fractional Shares.” Beginning at the Effective Time, each certificate representing pre-Reverse Stock Split shares will be deemed to evidence ownership of post-Reverse Stock Split shares. Stockholders will need to exchange their old certificates in order to effect transfers of shares. If an old certificate bears a restrictive legend, the registered shares in book-entry form will bear the same restrictive legend. We may seek a waiver from the SEC permitting us to automate the conversion of physical certificates to a statement of holding in book-entry form for stockholders with certificates representing shares below a specified amount. Such a waiver would alleviate the need for certain stockholders to submit their stock certificates with the transmittal letter. If such a waiver is granted, we will provide notice of the waiver to stockholders.
Stockholders should not destroy any stock certificates and should not submit any stock certificates until requested to do so.
No Impact on Preferred Stock
The Reverse Stock Split and Authorized Share Reduction will not change the number of authorized shares of preferred stock under the Company’s Certificate of Incorporation. Likewise, the Reverse Stock Split Amendment will not impact the ability of the Company to issue preferred stock in the future.
No Going-Private Transaction
Neither the Reverse Stock Split nor the Authorized Share Reduction is intended to be a first step in a series of steps leading to a “going private transaction” pursuant to Rule 13e-3 under the Exchange Act. Implementing the Reverse Stock Split and Authorized Share Reduction would not be reasonably likely to result in, and would not have a purpose to, produce a “going private” effect.
Anticipated Impact on Dividend
The Company has not historically paid dividends to stockholders. Although the Board reserves the right to change the Company’s dividend policy in the future, the Board does not currently anticipate that the Reverse Stock Split, if implemented by the Board, in its discretion, will result in a change to the Company’s dividend policy.
No Appraisal or Dissenters’ Rights
Under Delaware law and the Company’s Certificate of Incorporation, holders of Common Stock will not be entitled to dissenter’s rights or appraisal rights with respect to the Reverse Stock Split Amendment.
Interests of Directors and Executive Officers
Certain of our directors and executive officers have an interest in this Proposal No. 7 as a result of their ownership of shares of Common Stock and other securities that are convertible into shares of Common Stock. However, we do not believe that directors and executive officers have interests in this Proposal No. 7 that are different than or greater than those of any of our other stockholders.
38 Wheels Up Experience Inc. Proxy Statement and Notice of 2023 Annual Meeting of Stockholders

PROPOSAL NO. 7—REVERSE STOCK SPLIT AND AUTHORIZED SHARE REDUCTION (continued)
Material U.S. Federal Income Tax Consequences of the Reverse Stock Split Amendment
The following is a summary of material U.S. federal income tax consequences of the Reverse Stock Split to holders of Common Stock and Warrants. This summary is based on the provisions of the Code, U.S. Treasury regulations, administrative rulings and judicial decisions, all as in effect on the date hereof, and all of which are subject to change or differing interpretations, possibly with retroactive effect. Any such change or differing interpretation could affect the tax consequences described below.
We have not sought and will not seek an opinion of counsel or ruling from the Internal Revenue Service (the “IRS”) with respect to the statements made and the conclusions reached in the following summary, and there can be no assurance that the IRS or a court will agree with such statements and conclusions.
This summary is limited to holders of Common Stock and Warrants that are U.S. holders, as defined below, and that hold Common Stock and Warrants as a capital asset (generally, property held for investment).
This summary is for general information only and does not address all U.S. federal income tax considerations that may be applicable to a holder’s particular circumstances or to holders that may be subject to special tax rules, such as, for example, brokers and dealers in securities, currencies or commodities, banks and financial institutions, regulated investment companies, real estate investment trusts, expatriates, tax-exempt entities, governmental organizations, traders in securities that elect to use a mark-to-market method of accounting for their securities, certain former citizens or long-term residents of the United States, insurance companies, persons holding shares of Common Stock or Warrants as part of a hedging, integrated, or conversion transaction or a straddle or persons deemed to sell shares of Common Stock or Warrants under the constructive sale provisions of the Code, persons that hold more than 5% of Common Stock, persons that hold Common Stock or Warrants in an individual retirement account, 401(k) plan or similar tax-favored account, or partnerships or other pass-through entities for U.S. federal income tax purposes and investors in such entities. This summary does not address any U.S. federal tax consequences other than U.S. federal income tax consequences (such as estate or gift tax consequences), the Medicare tax on net investment income, the alternative minimum tax or any U.S. state, local or foreign tax consequences.
For purposes of this summary, a “U.S. holder” means a beneficial owner of Common Stock or Warrants that is, for U.S. federal income tax purposes:
•	an individual who is a citizen or resident of the United States;
•	a corporation created or organized in or under the laws of the United States, any state thereof or the District of Columbia;
•	an estate the income of which is subject to U.S. federal income taxation regardless of its source; or
•
a trust if (1) it is subject to the primary supervision of a court within the United States and one or more U.S. persons have the authority to control all substantial decisions of the trust, or (2) it has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person.

If an entity (or arrangement) classified as a partnership for U.S. federal income tax purposes holds shares of Common Stock or Warrants, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. If a holder of Common Stock or Warrants is a partner of a partnership holding shares of Common Stock or Warrants, as applicable, such holder should consult his or her own tax advisor.
This summary of certain U.S. federal income tax consequences is for general information only and is not tax advice. Holders of Common Stock and Warrants are urged to consult their own tax advisor with respect to the application of United States federal income tax laws to their particular situation as well as any tax considerations arising under other United States federal tax laws (such as the estate or gift tax laws) or under the laws of any state, local, foreign or other taxing jurisdiction or under any applicable tax treaty.
The Reverse Stock Split is intended to be treated as a recapitalization for U.S. federal income tax purposes. Assuming the Reverse Stock Split qualifies as a recapitalization, except as described below with respect to cash received in lieu of a fractional share, a U.S. holder will not recognize any gain or loss for U.S. federal income tax purposes upon the Reverse Stock Split. In the aggregate, a U.S. holder’s tax basis in our Common Stock received pursuant to the Reverse Stock Split (excluding the portion of the tax basis that is
Wheels Up Experience Inc. Proxy Statement and Notice of 2023 Annual Meeting of Stockholders 39

PROPOSAL NO. 7—REVERSE STOCK SPLIT AND AUTHORIZED SHARE REDUCTION (continued)
allocable to any fractional share) will equal the U.S. holder’s tax basis in its Common Stock surrendered in the Reverse Stock Split in exchange therefor, and the holding period of the U.S. holder’s Common Stock received pursuant to the Reverse Stock Split will include the holding period of our Common Stock surrendered in the Reverse Stock Split in exchange therefor.
In general, a U.S. holder who receives a cash payment in lieu of a fractional share will recognize capital gain or loss equal to the difference between the amount of cash received in lieu of the fractional share and the portion of the U.S. holder’s tax basis of our Common Stock surrendered in the Reverse Stock Split that is allocable to the fractional share. Such gain or loss generally will be long-term capital gain or loss if the U.S. holder’s holding period in its Common Stock surrendered in the Reverse Stock Split is more than one year as of the date of the Reverse Stock Split. The deductibility of net capital losses by individuals and corporations is subject to limitations.
U.S. holders that have acquired different blocks of Common Stock or Warrants at different times or at different prices are urged to consult their own tax advisors regarding the allocation of their aggregated adjusted basis among, and the holding period of, Common Stock or Warrants.
Information returns generally will be required to be filed with the IRS with respect to the payment of cash in lieu of a fractional share made pursuant to the Reverse Stock Split unless such U.S. holder is an exempt recipient and timely and properly establishes the exemption. In addition, payments of cash in lieu of a fractional share made pursuant to the Reverse Stock Split may, under certain circumstances, be subject to backup withholding, unless a U.S. holder timely provides proof of an applicable exemption or a correct taxpayer identification number, and otherwise complies with the applicable requirements of the backup withholding rules. Any amounts withheld under the backup withholding rules are not additional tax and may be refunded or credited against the U.S. holder’s U.S. federal income tax liability, provided that the U.S. holder timely furnishes the required information to the IRS. U.S. holders should consult their tax advisors regarding their qualification for an exemption from backup withholding and the procedures for obtaining such an exemption.
Vote Required
The affirmative vote of at least two-thirds of the voting power of all outstanding shares of capital stock of the Company entitled to vote generally in the election of directors, voting together as a single class, is required to approve this Proposal No. 7. Any abstentions or broker non-votes, or failing to vote by ballot at the Annual Meeting or proxy, will have the same effect as votes against this Proposal No. 7. Because adoption of the Reverse Stock Split Amendment requires approval of holders of two-thirds of our Common Stock (not two-thirds of a quorum present at the Annual Meeting), if you fail to vote, it will be deemed a vote AGAINST the Reverse Stock Split Amendment. EVERY VOTE MATTERS.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE REVERSE STOCK SPLIT AND AUTHORIZED SHARE REDUCTION.
40 Wheels Up Experience Inc. Proxy Statement and Notice of 2023 Annual Meeting of Stockholders

Environmental, Social and Governance
Overall ESG Strategy
Fiscal year 2022 was a foundational year for our Environmental, Social and Governance (“ESG”) efforts. Over the last 12 months, we conducted several work streams to understand our ESG baseline performance. We have used this information to guide and inform our actions as we develop a holistic ESG program, aiming to address all pillars of ESG with environmental, social and governance initiatives active throughout Wheels Up.
Environment
At Wheels Up, we understand the impact the aviation industry has on the planet and know that decarbonization of the sector will take cross-collaboration. However, we are committed to understanding our direct environmental footprint, reducing our adverse impacts and identifying areas of opportunity. In 2022, we began the process to calculate our baseline greenhouse gas (“GHG”) emissions for fiscal year 2022 based on best practices from global standards including the World Resources Institute (WRI) and World Business Council for Sustainable Development (WBCSD), and the GHG Protocol Corporate Standard. We recognize that carbon offsets are not a long-term climate solution; however, until we are able to make meaningful reductions, we expect to offset the GHG emissions associated with our flights. In May 2022, we announced that a carbon offset fee will be added to each hour of flight time effective June 1, 2022. Over time, we expect to offset the carbon impact of our flight operations through the purchase and retirement of applicable carbon credits or via another established and vetted mechanism.
To further understand the climate risks and opportunities that Wheels Up faces and our resiliency against these risks, in February 2023 we conducted a workshop at the management level using guidance from the Task Force on Climate-related Financial Disclosures (TCFD) framework. We explored risks across the categories of physical, policy and legal, technology, market and reputation risks and identified the top climate-related risks that Wheels Up faces across short, medium and long-term time horizons. We believe this is an important step forward in continuing improving our ESG governance and risk management practices.
Social
Wheels Up is committed to being the most diverse and inclusive player in the aviation space and we are taking actions to do so. While still at the beginning of our Diversity, Equity, Inclusion and Belonging (“DEIB”) journey, in 2022, we completed foundational activities including building our DEIB strategy, completing a short-term action plan and establishing target diversity scorecard metrics around talent acquisition, talent movement/management and employee engagement to reflect our entire organization. We partner with external organizations such as Women in Aviation International, Women Leading Travel and Hospitality, National Gay Pilot Association and Organization of Black Aerospace Professionals to establish trust and solidify our commitment to support and grow a diverse workforce. We have also focused on expanding the diversity of our suppliers.
In 2022, we also launched our partnership with the Academy of Motion Picture Arts and Sciences centered around our shared values of celebrating excellence, diversity, equity and inclusion and a desire to make a lasting impact on culture. This partnership also provides our members with exclusive benefits and opportunities.
In addition, we also launched Up 5x5 Vision, Mission, Values, in 2022 to rally around a common purpose, guided by a clear set of values and actions. Our Vision and Mission form the backbone of both our current strategy and our continued transformation as a business. Up 5x5 was created by listening to employees. We conduct quarterly pulse surveys to understand the wants and needs of our employees and use these surveys to create actions plans for improvement. We also collect feedback through town halls and council sessions.
Our Wheels Up Cares program is committed to aligning with philanthropic organizations and initiatives that affect and matter to our company, members, families and friends. As part of our Wheels Up Cares program, a Wheels Up Beechcraft King Air 350i aircraft is custom designed to represent an established cause and annually enters the fleet where it will remain as a flying symbol of each charity’s mission.
Wheels Up Experience Inc. Proxy Statement and Notice of 2023 Annual Meeting of Stockholders 41

Governance
Wheels Up is dedicated to conducting business according to the highest ethical standards and integrity. Since becoming a public company in July 2021, we have worked hard to strengthen and adhere to the new expectations of our business. It is through strong governance practices that we are able to deliver on our mission and provide value for our stockholders. See “Corporate Governance” below for additional information about our corporate governance practices.
ESG Oversight
Wheels Up is dedicated to conducting business according to the highest ethical standards and integrity. Since becoming a public company in July 2021, we have worked hard to strengthen and adhere to the new expectations of our business. It is through strong governance practices that we are able to deliver on our mission and build a foundation to provide value for our stockholders.
Leadership
Responsibility for ESG is embedded throughout Wheels Up and formalized at the leadership level. The SVP, Communications & Public Relations, who reports to the Chief Marketing Officer, is responsible for leading Wheels Up’s ESG strategy and development, internal and external communications, crisis response and reputation management, and charitable donations and philanthropy with the Chief Legal Officer overseeing the “G” aspect and Chief People Officer overseeing the “S” aspect of these efforts. Several other leaders across the organization are closely connected to our ESG initiatives and performance. We believe that including leaders from different areas of our business is an effective way to enhance our ESG practices across different functional areas and teams in the United States and abroad.
42 Wheels Up Experience Inc. Proxy Statement and Notice of 2023 Annual Meeting of Stockholders

CORPORATE GOVERNANCE
We have structured our corporate governance in a manner we believe closely aligns with the interests of our stockholders. Notable features of our corporate governance structure include:
•
independent director representation on our Audit, Compensation, Nominating and ESG, and Safety and Security Committees, and our independent directors meet regularly in executive sessions without the presence of our executive officers or non-independent directors;

•	at least one of our directors qualifies as an “audit committee financial expert” as defined by the SEC; and
•	implementation of a range of other good corporate governance practices, including placing limits on the number of directorships held by our directors to prevent “overboarding.”
A copy of our Corporate Governance Guidelines is available on our investor relations website at www.investors.wheelsup.com, under the heading “Governance Documents.”
Director Independence
The Board determined that each of the directors, other than Kenny Dichter, Dwight James, Erik Snell and Ravi Thakran, qualifies as an independent director, as defined under the listing rules of the NYSE. In addition, we are subject to the rules of the SEC and the NYSE relating to the memberships, qualifications and operations of the Audit Committee, as discussed below. There are no family relationships among any of our directors or executive officers.
Composition of the Board
The business and affairs of Wheels Up is managed under the direction of the Board. We have a classified board of directors, with three directors in Class I (Timothy Armstrong, Marc Farrell and Dwight James), four directors in Class II (Chih Cheung, Admiral Michael Mullen, Brian Radecki and Susan Schuman) and four directors in Class III (Ravi Thakran, Kenny Dichter, David Adelman and Erik Snell).
Board Leadership Structure
The Board believes strongly in the value of an independent Board of Directors. Currently, over 60% of the members of the Board are independent. This includes all members of the Audit Committee, the Compensation Committee, and the Nominating and ESG Committee. In addition, all members of the Safety and Security Committee are non-employee directors. We have established a Lead Independent Director role with broad authority and responsibility, as described further below. The non-employee members of the Board also meet regularly without management, which meetings are chaired by the Lead Independent Director. Mr. Adelman currently serves as our Lead Independent Director, and Mr. Dichter currently serves as our Chief Executive Officer and Chairman of the Board.
The Board believes that it should maintain flexibility to select the Chairman of the Board and board leadership structure from time to time. Our policies do not preclude the Chief Executive Officer from also serving as Chairman of the Board. The Board believes that it is currently in our best interest and the best interest of our stockholders for Mr. Dichter to serve in both roles. The Board believes the roles of Chief Executive Officer and Chairman of the Board, together with the role of the Lead Independent Director, provide an appropriate balance in the leadership of the Board. The role given to the Lead Independent Director helps ensure a strong independent and active Board. In light of Mr. Dichter’s knowledge of Wheels Up and our industry, and his experience successfully navigating our business, his ability to speak as Chief Executive Officer and Chairman of the Board provides strong unified leadership for Wheels Up.
Wheels Up Experience Inc. Proxy Statement and Notice of 2023 Annual Meeting of Stockholders 43

CORPORATE GOVERNANCE (continued)
The Lead Independent Director is elected by and from the independent directors. The term of service for the Lead Independent Director is one year, and the Lead Independent Director has the following roles and responsibilities which are set forth in the Boards’ corporate governance policies:
•	calling meetings of non-employee directors and briefing the Chief Executive Officer on issues raised in executive sessions;
•	presiding at all meetings of the Board at which the Chairman is not present, including executive sessions of the non-employee directors;
•
supporting a strong Board culture, facilitating communication among directors and between the Board and management and consulting with the Chief Executive Officer and serving as a counterweight as appropriate; and

•	serving as a liaison between the Chairman and the independent directors.
Meetings of the Board and Committees
Our Corporate Governance Guidelines provide that directors are expected to attend all meetings of the Board, meetings of the committees of which they are members, and the annual meeting of stockholders. In 2022, the Board met 11 times (four of which were executive sessions only) and all of the incumbent directors except Mr. Thakran, a Class III director, attended at least 75% of the aggregate number of meetings held by the Board to which they were invited during his or her tenure on the Board in 2022. In addition, in 2022 the Audit Committee met four times, the Compensation Committee met five times, the Nominating and ESG Committee met four times and the Safety and Security Committee met six times. All incumbent directors attended at least 75% of the aggregate number of meetings held by each of the committees on which such director served during his or her tenure in fiscal year 2022. All directors attended the previous year’s annual meeting.
Board Committees
The standing committees of the Board consist of the Audit Committee, Compensation Committee, Nominating and ESG Committee and Safety and Security Committee, each of which operate under a written charter. The Board may from time to time establish other committees, including special committees, to the extent the Board deems it necessary or advisable to address specific issues. Current copies of Wheels Up’s committee charters are posted on our investor relations website, www.wheelsup.com/investors, as required by applicable SEC and the NYSE rules. The information on or available through such website is not deemed incorporated in, and does not form a part of, this Proxy Statement.
Audit Committee
We have an Audit Committee, consisting of Brian Radecki, who serves as the chairperson, Chih Cheung and Marc Farrell. Each member of the Audit Committee qualifies as an independent director under the NYSE corporate governance standards and the independence requirements of Rule 10A-3 of the Exchange Act. In addition, each member of the Audit Committee is financially literate. The Board determined Brian Radecki qualifies as an “audit committee financial expert” as such term is defined in Item 407(d)(5) of Regulation S-K and possesses financial sophistication, as defined under the rules of the NYSE.
The purpose of the Audit Committee is to prepare the Audit Committee report required by the SEC to be included in our proxy statement and to assist the Board in overseeing and monitoring: (i) the quality and integrity of our consolidated financial statements; (ii) our compliance with legal and regulatory requirements; (iii) our independent registered public accounting firm’s qualifications and independence; (iv) the performance of our internal audit function; and (v) the appointment, retention, compensation and performance of our independent registered public accounting firm.
44 Wheels Up Experience Inc. Proxy Statement and Notice of 2023 Annual Meeting of Stockholders

CORPORATE GOVERNANCE (continued)
Report of the Audit Committee of the Board of Directors
The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2022 with management of the Company. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. The Audit Committee has also received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm the accounting firm’s independence. Based on the foregoing, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022.
Respectfully Submitted,

The Audit Committee of the Board of Directors

Brian Radecki, Chair Chih Cheung Marc Farrell
The Report of the Audit Committee of the Board of Directors is not “soliciting material,” is not deemed “filed” with the Commission and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.
Compensation Committee
We have a Compensation Committee, consisting of David Adelman, who serves as the chairperson, Tim Armstrong and Susan Schuman. Each proposed member of the Compensation Committee qualifies as an independent director under the NYSE corporate governance standards and at least two members of the Compensation Committee will be considered non-employee directors, as defined pursuant to Rule 16b-3 promulgated under the Exchange Act.
The purpose of the Compensation Committee is to assist the Board in discharging its responsibilities relating to: (i) setting our compensation program and compensation of our executive officers and directors; (ii) monitoring our incentive and equity-based compensation plans; and (iii) preparing the Compensation Committee report required to be included in our proxy statement under the rules and regulations of the SEC.
The Compensation Committee is primarily responsible for reviewing, approving and, when appropriate, recommending to the Board for approval, incentive compensation plans and equity-based plans, which includes the ability to adopt, amend and terminate such plan. In addition, the Compensation Committee is responsible for establishing the Company’s general compensation philosophy, and, in consultation with senior management, overseeing the development and implementation of compensation programs. See “Executive Compensation—Compensation Discussion and Analysis—Compensation Philosophy” for more information about the Company’s compensation philosophy and the roles of the Compensation Committee, management and our independent compensation consulting in evaluating and designing our compensation programs.
Nominating and ESG Committee
We have a Nominating and ESG Committee, consisting of Admiral Michael Mullen, who serves as the chairperson, David Adelman and Susan Schuman. Each member of the Nominating and ESG Committee qualifies as an independent director under the NYSE corporate governance standards.
The purpose of the Nominating and ESG Committee is to assist the Board in discharging its responsibilities relating to: (i) identifying individuals qualified to become new Board members, consistent with criteria approved by the Board; (ii) reviewing the qualifications of incumbent directors to determine whether to recommend them for reelection and selecting, or recommending that the Board select, the director nominees for the next annual meeting of stockholders; (iii) identifying Board members qualified to fill vacancies on any Board committee and recommending that the Board appoint the identified member or members to the applicable committee; (iv) reviewing and recommending to the Board corporate governance principles applicable to us; (v) overseeing the evaluation of the Board and management; and (vi) handling such other matters that are specifically delegated to the committee by the Board from time to time.
Wheels Up Experience Inc. Proxy Statement and Notice of 2023 Annual Meeting of Stockholders 45

CORPORATE GOVERNANCE (continued)
While the full Board oversees ESG risks, strategy and performance, the Nominating and ESG Committee has responsibility to oversee, and coordinate with the other Board committees regarding, the Company’s corporate responsibility strategies, initiatives, practices and policies relating to ESG matters, and recommends any changes to the Board. Although not enumerated in their respective charters, other Board committees also review and assess ESG issues relevant to their respective oversight areas.
Safety and Security Committee
We have a Safety and Security Committee, consisting of Admiral Michael Mullen, who serves as the chairperson, Dwight James and Erik Snell.
The purpose of the Safety and Security Committee is to assist the Board in discharging its responsibilities relating to: (i) overseeing and consulting with management on our customer, employee and aircraft operating safety and security; (ii) reviewing current and proposed safety and security-related programs, policies and compliance matters; (iii) reviewing matters with a material effect on our flight safety operations and security; (iv) establishing and approving annual safety and security goals; and (v) overseeing and reviewing our cybersecurity programs and risks. Admiral Michael Mullen, who serves as the chairperson of the Safety and Security Committee, has significant experience and expertise with cybersecurity programs and risk management programs. Admiral Mullen previously served as Chairman of the Joint Chiefs of Staff of the United States Armed Forces from 2007 to 2011, and has subsequently overseen cyber risk assessments and implementation plans for public and private companies, as well as engaged in cybersecurity thought leadership.
Director Refreshment
The Board and the Nominating and ESG Committee regularly assess the Board’s composition and individual qualifications. In 2022, the Nominating and ESG Committee developed a director skills matrix aimed at identifying strengths and attributes of directors and potential opportunities to supplement the Board’s composition and skillset in the future. Neither the Board nor the Nominating and ESG Committee currently have formal policies regarding director tenure or mandatory retirement. However, the Nominating and ESG Committee assesses each individual director’s tenure and age, among other factors, when periodically reviewing the Board’s and each committee’s composition and director succession planning purposes.
The Role of the Board of Directors in Risk Oversight
Overview
Our Chief Executive Officer and other executive officers regularly report to the non-executive directors and the Audit, Compensation, Nominating and ESG, and Safety and Security Committees to enhance the effective and efficient oversight of our activities and to assist in proper risk management and the ongoing evaluation of management controls. The Board and its committees have the ultimate responsibility for oversight and management of the major risks inherent in our business, including strategic, regulatory, compliance, operational, financial, reputational and cybersecurity risks, and the efforts of management to address and mitigate such risks.
The Board and its committees, together with our management, actively assess and determine appropriate strategies for identifying, addressing and mitigating enterprise-wide risks. We believe that our systems for identifying, evaluating and mitigating risk enhances the overall effectiveness of our operations and provides additional stability for Wheels Up in the long-term.
Risk Information Reporting and Oversight
The Board relies on each committee to oversee management of specific risks related to that committee’s primary functions. The Board has not established a separate risk committee or charged any specific committee with primary enterprise risk oversight responsibility, because the Board believes that Wheels Up’s most significant risks should be overseen by the full Board or, in certain cases, the appropriate standing committee.
Each committee compiles and presents reports to the Board concerning its risk assessments and risk management strategies to inform the Board’s overall oversight or enterprise risk management. We believe the division of risk management responsibilities described below is an effective approach for addressing the material risks that we face:
•
Audit Committee: The Audit Committee primarily oversees risk management with respect to major financial risk exposures and measures to monitor and control such exposures. The Audit Committee meets periodically with our independent auditors, legal counsel and management, to review and evaluate certain financial risks and oversee the design and implementation of controls and procedures to mitigate such risks where possible.

46 Wheels Up Experience Inc. Proxy Statement and Notice of 2023 Annual Meeting of Stockholders

CORPORATE GOVERNANCE (continued)
•
Compensation Committee: The Compensation Committee primarily oversees risks related to our compensation practices and employee benefit plans. The Compensation Committee also oversees the design of our director and executive officer compensation and perquisite practices, which we view as important to managing risk given the competitive nature of our industry.

•
Nominating and ESG Committee: The Nominating and ESG Committee primarily oversees risk management related to our governance practices, as well as ESG and sustainability matters. We believe that identification, evaluation and mitigation of risks related to our governance practices, as well as related risk identification with respect to ESG matters, are important to sustaining our growth and achieving our operational initiatives.

•
Safety and Security Committee: The Safety and Security Committee primarily oversees risk management related to our operations, including flight operations, safety, asset security and cybersecurity. As a company focused on maintaining and constantly strengthening a strong safety culture, we believe that the Safety and Security Committee’s active role in identifying, evaluating and mitigating risks related to our operations is important to protect our assets, business, financial condition and reputation in the private aviation industry.

The information received by each committee and reported to the Board, allows the Board, together with management, to review, evaluate and develop our business strategy and enterprise risk management programs to reflect the appropriate level of risk.
The Role of Management in Enterprise Risk Management
While the Board oversees enterprise risk management, our management is primarily responsible for day-to-day identification and management of risk. Management actively assesses our risk management practices when developing our business strategy. Wheels Up has established internal processes and internal controls to identify and manage risks, to enhance risk reporting to management and the Board, and to comply with certain regulatory requirements related to our operations. It should be noted that, because of inherent limitations, our disclosure controls and procedures, however well designed and operated, can provide only reasonable, and not absolute, assurance that the objectives of the disclosure controls and procedures are met. Based upon an evaluation of the effectiveness of our disclosure controls and procedures as of December 31, 2022, our Chief Executive Officer and Chief Financial Officer concluded that our disclosure controls and procedures were not effective as of December 31, 2022 due to certain material weaknesses in our internal control over financial reporting described in Item 9A. “Controls and Procedures” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022. In addition, our internal audit staff periodically provide reports to the Audit Committee and the other standing committees regarding certain aspects of our accounting, financial and other operational controls. We also maintain a strong internal compliance program related to our flight and maintenance operations, which promotes compliance with regulatory requirements and enhances the identification, evaluation and management of certain risks related to our operations.
Oversight of Cybersecurity Risks
The Board, the Safety and Security Committee, and management each actively assess Wheels Up’s cybersecurity and data privacy risk management practices with the goal of being proactive rather than reactive. The Board and the Safety and Security Committee regularly review the Company’s cybersecurity and data privacy risks, including our policies, controls and procedures for identifying, managing and mitigating such risks. At each meeting, the Safety and Security Committee receives reports from management regarding cybersecurity measures and procedures, the identification of security gaps and compliance with applicable cybersecurity regulations. The Safety and Security Meeting then briefs the Board at scheduled meetings about information security developments. In addition, the Safety and Security Committee receives periodic reports about changes in laws and regulations and developments in the best practices related to cybersecurity and data privacy, including with respect to Wheels Up’s international operations. Wheels Up also requires that all employees complete information security training at least annually and includes additional data privacy-related training as part of its employee education and development programs.
Annual Board and Committee Self-Evaluation Process
On an annual basis, the Board and each Board committee engages in a self-evaluation process. The Board believes that the annual self-evaluation process provides important information about the Board’s efficiency and cogency, and helps identify areas for immediate and long-term improvement. Pursuant to its charter, the Nominating and ESG Committee has primary responsibility for designing, overseeing and evaluating the effectiveness of the annual Board self-evaluation process. The Board self-evaluation process is comprised of the completion of formal written responses by each director, the compilation of summary reports by the Company, and the review of the reports by the Nominating and ESG Committee and, as applicable, each Board committee. In early 2023, each director completed a
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CORPORATE GOVERNANCE (continued)
self-evaluation covering aspects of Board, the Board committees on which they serve, and individual performance during fiscal year 2022. The Nominating and ESG Committee continues to develop best practices regarding the Board self-evaluation process and is currently evaluating recommended measures to enhance our governance practices.
Code of Business Conduct and Ethics
We have a Code of Business Conduct and Ethics that applies to all of our directors, officers, employees and contractors, including our principal executive officer, principal financial officer and principal accounting officer or persons performing similar functions. The Code of Business Conduct and Ethics is a “code of ethics,” as defined in Item 406(b) of Regulation S-K. Wheels Up also elects to disclose the information required by Item 5.05 of Form 8-K, “Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics,” through the Company's investor relations website, and such information will remain available on such website for at least a 12-month period. The Code of Business Conduct and Ethics is available on our investor relations website, www.wheelsup.com/investors. The information on or available through such website is not deemed incorporated in, and does not form a part of, this Proxy Statement.
Corporate Governance Guidelines
We believe in sound corporate governance practices and have adopted formal Corporate Governance Guidelines to enhance our effectiveness. The Board adopted these Corporate Governance Guidelines in order to ensure that it has the necessary practices in place to review and evaluate our business operations as needed and to make decisions that are independent of our management. The Corporate Governance Guidelines are also intended to align the interests of directors with those of our stockholders. The Corporate Governance Guidelines set forth the practices the Board follows with respect to Board and committee composition and selection, Board meetings, and director and executive succession planning. The Corporate Governance Guidelines include the Board’s factors used in nominating or appointing director candidates, which include candidates who have the highest level of integrity, wisdom and mature judgment. A copy of our Corporate Governance Guidelines is available on our investor relations website, www.wheelsup.com/investors. The information on or available through such website is not deemed incorporated in, and does not form a part of, this Proxy Statement.
Executive Compensation Recoupment Policy
During the fiscal year ended December 31, 2022, the Board adopted an Executive Compensation Recoupment Policy (the “Recoupment Policy”) with the goal of holding officers accountable in the event of an accounting restatement resulting from material noncompliance with applicable financial reporting requirements under the U.S. federal securities laws and certain other misconduct. Under the Recoupment Policy, if the Compensation Committee determines that the Company is required to prepare an accounting restatement of its financial statements due to the Company's material noncompliance with any applicable financial reporting requirement under the U.S. federal securities laws or other type of misconduct identified in the Recoupment Policy, the Compensation Committee may recover all excess incentive compensation awarded to, earned by, or vested in, any responsible officer for periods affected by the restatement. For this purpose, incentive compensation includes any compensation, including cash bonuses or incentives, or awards or grants made pursuant to any plan or arrangement adopted by the Board or Compensation Committee, that is based on the attainment of a financial reporting measure. We believe that the Recoupment Policy is an important governance feature applicable to our compensation practices.
Stock Ownership Guidelines
All of our directors, except directors nominated by Delta, currently own shares of our Common Stock. During the fiscal year ended December 31, 2022, the Board adopted a Stock Ownership Guidelines (the “Ownership Guidelines”) applicable to our executive officers and non-employee directors. The purpose of the Ownership Guidelines is to align the interests of the Company’s management with those of its stockholders. The Ownership Guidelines require that certain of our executive officers and non-employee directors hold an amount of Common Stock equal to a specified multiple of annual base salary or annual cash retainer, as applicable, as follows: (i) our Chairman and Chief Executive Officer – six times annual base salary; (ii) each other executive officer – three times annual base salary; and (iii) non-employee directors – three times the annual cash retainer paid by the Company to such director (exclusive of chairperson or committee fees).
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CORPORATE GOVERNANCE (continued)
Executive officers and non-employee directors must comply with the Ownership Guidelines by the latest of five years after (i) the date of adoption of such guidelines, (ii) the date of promotion to a covered position, or (iii) the start of employment or directorship with the Company. Under the Ownership Guidelines, once the applicable ownership level is achieved, the executive officer or non-employee director may divest a maximum of 25% of any excess shares of Common Stock above the applicable guideline amount during any 12-month period while the individual is still subject to the policy. The Ownership Guidelines are subject to the oversight of the Compensation Committee.
Insider Trading and Rule 10b5-1 Trading Plan Policies
We maintain an Insider Trading Policy that covers all of our directors, officers and employees, which sets forth restrictions and procedures related to trading in Wheels Up’s securities on the basis of material nonpublic information. Our Insider Trading Policy also describes instances where certain persons, including our directors and executive officers, must obtain prior approval before engaging in a transaction in the Company’s securities. In addition, our Insider Trading Policy sets forth restrictions for regular and special trading blackout periods applicable to certain covered persons, as well as limited exceptions to such restrictions. Our Insider Trading Policy also makes clear that hedging and short positions by covered persons in the Company’s securities is prohibited.
The SEC recently promulgated a new rule related to the adoption and modification of Rule 10b5-1 trading plans by directors and officers of registrants, which became effective on February 27, 2023. In anticipation of the effectiveness of the new SEC rule, the Board and Nominating and ESG Committee approved an Amended and Restated Insider Trading Policy that became effective on February 16, 2023, which includes guidelines for Rule 10b5-1 trading plans in accordance with the new SEC rule. The Rule 10b5-1 trading plan guidelines apply to our directors and executive officers and are intended to promote compliance with the new SEC rule, which requires, among other things, that any trades under a new or modified Rule 10b5-1 trading plan not be commenced before expiration of a waiting period and that directors and executive officers not use multiple overlapping Rule 10b5-1 trading plans except in limited circumstances. Our Rule 10b5-1 trading plan guidelines permit “sell-to-cover” transactions by directors and executive officers, subject to the limitations required under the new SEC rule. The Rule 10b5-1 trading plan policy applies to all new or modified Rule 10b5-1 trading plans adopted on or after February 16, 2023. Any existing Rule 10b5-1 trading plan adopted by a director or executive officer prior to such date will remain effective until modified or terminated.
Anti-Hedging and Anti-Pledging Policy
Our Insider Trading Policy prohibits officers, directors, and certain of our employees from pledging our securities as collateral to secure loans, holding our securities in margin accounts, hedging or monetization transactions, trading in puts, calls or other derivative securities involving our securities, or engaging in short selling of our securities.
Stockholder Nominations
The Nominating and ESG Committee will consider written nominations of director nominees from stockholders. Notice of any such nomination must be submitted to the Secretary of the Company and must include the information and comply with the timing requirements set forth in our By-Laws. In order for a stockholder to nominate a director nominee for election at our 2024 annual meeting of stockholders, a stockholder must submit the required notice under our By-Laws between February 1, 2024 and March 2, 2024; provided that if the date of that annual meeting is more than 30 days before or more than 60 days after May 31, 2024, a stockholder wishing to provide notice of a director nomination must give the required notice not later than the 90th day prior to the annual meeting date or, if later, the 10th day following the day on which public disclosure of the annual meeting date is first made. Any notice of director nominations submitted to the Company must include the information required by Rule 14a-19(b) under the Exchange Act. You are advised to review our By-Laws, which contain additional requirements for advance notice of stockholder proposals and director nominations.
Process for Interested Parties to Send Communications to the Board
The Board believes that interested parties should have an opportunity to communicate with the Board, and efforts have been made to ensure that the views of interested parties are heard by the Board or individual directors, as applicable, and that appropriate responses are provided to interested parties in a timely manner. Interested parties wishing to communicate with the Board or an individual director may send a written communication to the Board or such director c/o Attn: Secretary, 601 West 26th Street,
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CORPORATE GOVERNANCE (continued)
Suite 900, New York, New York 10001. The Secretary will review each communication. The Secretary will forward such communication to the Board or to any individual director to whom the communication is addressed unless the communication contains advertisements or solicitations or is unduly hostile, threatening or otherwise inappropriate, in which case the Secretary will not provide the communication to members of the Board.
Compensation Committee Interlocks and Insider Participation
None of the members of the Company’s Compensation Committee is currently, or has been at any time, one of our executive officers or employees. None of our executive officers currently serves, or has served during the last year, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of the Board or on the Compensation Committee.
50 Wheels Up Experience Inc. Proxy Statement and Notice of 2023 Annual Meeting of Stockholders

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS
Overview and Policies and Procedures for Related Person Transactions
Other than compensation arrangements, including employment arrangements, with our directors and executive officers, including those discussed under “Executive Compensation” and “Director Compensation” below, the following is a description of each transaction since January 1, 2022 in which:
•	we were a party or will be a party;
•	the amounts involved exceed $120,000; and
•	any of our directors, executive officers or holders of more than 5% of our capital stock, or an affiliate or immediate family member thereof, had or will have a direct or indirect material interest.
The Board has adopted a written related person transaction policy that sets forth the following policies and procedures for the review and approval or ratification of related person transactions. A “related person transaction” is a transaction, arrangement or relationship in which we or any of our subsidiaries was, is or will be a participant, the amount of which involved exceeds $120,000, and in which any related person had, has or will have a direct or indirect material interest. A “related person” means:
•	any person who is, or at any time during the applicable period was, one of our executive officers or directors;
•	any person who is known to be the beneficial owner of more than 5% of our voting stock;
•
any immediate family member of any of the foregoing persons, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law of a director, executive officer or a beneficial owner of more than 5% of our voting stock, and any person (other than a tenant or employee) sharing the household of such director, executive officer or beneficial owner of more than 5% of our voting stock; and

•
any firm, corporation or other entity in which any of the foregoing persons is a partner or principal, or in a similar position, or in which such person has a 10% or greater beneficial ownership interest.

We have policies and procedures designed to minimize potential conflicts of interest arising from any dealings we may have with our affiliates and to provide appropriate procedures for the disclosure of any real or potential conflicts of interest that may exist from time to time. Specifically, pursuant to the Audit Committee charter, the Audit Committee has the responsibility to review related party transactions. All of the transactions described in this section as having been entered into prior to the consummation of the Business Combination were entered into prior to the adoption of this policy.
2022 Related Person Transactions
Executive Officer and Director Flight Purchases
We allocate to our executive officers and certain of our non-employee directors a specified number of hours per calendar year of flight time. For additional information, see the section entitled “Executive Compensation—Compensation Discussion and Analysis—Perquisites and Other Benefits—Aircraft Use.”
Business Combination Related Person Transactions of WUP
Director and Officer Indemnification
In connection with the consummation of the Business Combination and as contemplated by the Merger Agreement, we entered, and expect to continue to enter into, indemnification agreements with our directors and executive officers. Each indemnification agreement provides for indemnification and advancement by us of certain expenses and costs, if the basis of the indemnitee’s involvement was by reason of the fact that the indemnitee is or was our director, officer, employee or agent or a director, officer, employee or agent of any of our subsidiaries or was serving at our request in an official capacity for another entity, to the fullest extent permitted by the laws of the state of Delaware.
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CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS (continued)
Registration Rights Agreement
In connection with the consummation of the Business Combination and as contemplated by the Merger Agreement, we, the Sponsor, certain WUP equityholders, Aspirational’s independent directors and the other parties thereto entered into an Amended and Restated Registration Rights Agreement (the “Registration Rights Agreement”), pursuant to which we agreed to register for resale, pursuant to Rule 415 under the Securities Act, certain shares of Common Stock and other equity securities of Wheels Up that are held by the parties thereto from time to time, subject to the restrictions on transfer therein. The Registration Rights Agreement amended and restated the registration rights agreement that was entered into by Aspirational, the Sponsor and the other parties thereto in connection with Aspirational’s IPO. The Registration Rights Agreement will terminate on the earlier of (i) the tenth anniversary of the date of the Registration Rights Agreement or (ii) with respect to any party thereto (other than Wheels Up), on the date that such party no longer holds any Registrable Securities (as defined therein).
Seventh Amended and Restated Limited Liability Company Agreement
Concurrently with the completion of the Business Combination, the existing Sixth Amended and Restated Limited Liability Company Agreement of WUP was amended and restated in its entirety to become the Seventh Amended and Restated Limited Liability Company Agreement (as amended from time to time, the “A&R LLCA”). We refer to the unitholders of WUP after the Business Combination as the “unitholders.” The unitholders initially include Wheels Up, Wheels Up Blocker Sub, MIP LLC and MIP RI LLC. Discussion of certain rights and obligations under the A&R LLCA are included below, because certain directors and executive officers of the Company hold Wheels Up PI Units and/or Wheels Up EO Units (as each term is defined below).
Units. Under the A&R LLCA, the outstanding equity interests of WUP consists of (i) a single class of common units (the “Surviving Entity Common Units”), (ii) a single class of PI Units (the “Wheels Up PI Units”), which are subdivided into separate series designations which correspond to the respective series designations of WUP profits interests issued and outstanding as of immediately prior to the Effective Time and (iii) a single class of EO Units (the “Wheels Up EO Units”).
The Surviving Entity Common Units are held entirely by Wheels Up and Wheels Up Blocker Sub, in an aggregate number equal to the aggregate number of shares of Common Stock that is outstanding from time to time. The Wheels Up PI Units are held entirely by MIP LLC, and are subject to substantially the same terms and conditions as were applicable to the WUP Profits Interest Awards immediately prior to the Effective Time that were converted into such units in connection with the Business Combination. Each Wheels Up PI Unit has a participation threshold (or “hurdle amount”) applicable to it that was determined on a basis to maintain the intrinsic value of related WUP Profits Interests Award immediately prior to the Effective Time. Wheels Up EO Units are held by MIP LLC and MIP RI LLC, and correspond to the pro rata amount of Earnout Shares that correspond to certain holders of WUP Profits Interest Awards and WUP Restricted Interest Awards based on the number of such awards relative to the total outstanding interests of WUP as of immediately prior to the Effective Time, and subject to the same terms and conditions upon issuance as are applicable to the corresponding WUP Profits Interest Awards and WUP Restricted Interest Awards, respectively.
Exchange Rights. Pursuant to the terms and conditions of the operating agreements of MIP LLC and MIP RI LLC, the members of MIP LLC and MIP RI LLC may redeem their vested profits interests and EO interests in such entity, as applicable, for the vested Wheels Up PI Units and/or Wheels Up EO Units held by such entity corresponding thereto (such right, the “redemption right”). In accordance with the terms of the A&R LLCA, once redeemed, such vested Wheels Up PI Units and Wheels Up EO Units are exchangeable by such holder for shares of Common Stock as follows (each, an “exchange right”): (i) each vested Wheels Up PI Unit is exchangeable for a number of shares of Common Stock having an aggregate value equal to the intrinsic value of such Wheels Up PI Unit as of such date, which intrinsic value equals the then-current value of our Common Stock, less the hurdle amount per share for the particular Wheels Up PI Unit and (ii) each vested Wheels Up EO Unit is exchangeable for its pro rata portion of the applicable Earnout Shares to which such Wheels Up EO Units relates, after giving effect to any forfeiture or cancellation of Wheels Up PI Units and Wheels Up RI Units through the date the applicable Earnout Shares vested and become issuable to the WUP equityholders, unless, in each case, Wheels Up elects to exercise a right to instead pay an amount in cash to exchanging WUP award holders equal to the value of our Common Stock that would otherwise have been delivered upon consummation of the applicable exchange. Pursuant to the terms and conditions of the operating agreements of MIP LLC and MIP RI LLC, a redemption right may only be exercised if the subsequent exchange right is immediately exercised. On July 13, 2031 (the tenth anniversary of the Closing Date), all vested Wheels Up PI Units will be exchanged for Common Stock, to the extent not previously exchanged.
Wheels Up is obligated to facilitate an exercise of an exchange right with respect to any vested Wheels Up PI Units or Wheels Up EO units by contributing to WUP any Common Stock or cash to be used to acquire the tendered units.
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CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS (continued)
The holders of vested profits interests and EO interests in MIP LLC and MIP RI LLC are permitted to exercise their redemption rights and exchange rights at any time and from time to time, subject to applicable vesting requirements and lock-up restrictions. In addition, the exchange rights are subject to certain limitations and restrictions intended to ensure that WUP continues to be treated as a partnership for U.S. federal income tax purposes.
Management. WUP is managed by Wheels Up, as its managing member, which has full and complete charge of all affairs of WUP. As managing member, Wheels Up may appoint officers of WUP.
Transfer of Securities. Except in connection with the exercise of an exchange right, no unitholder is permitted to transfer its units in WUP without the prior written consent of Wheels Up, as WUP’s managing member.
Distributions and Allocations. Under the A&R LLCA, Wheels Up has the right to determine when distributions will be made to the unitholders and the amount of any such distributions. If Wheels Up authorizes a distribution, such distribution will generally be made to the unitholders on a pro rata basis in accordance with the respective number of units they hold, subject to adjustments in certain circumstances to take into account the hurdle rates applicable to then-outstanding Wheels Up PI Units.
WUP will allocate its net income or net loss for each year to the unitholders pursuant to the terms of the A&R LLCA, and its unitholders, including Wheels Up, will generally incur U.S. federal, state and local income taxes on their share of any taxable income of WUP. Net income and losses of WUP generally will be allocated to unitholders on a pro rata basis in accordance with the respective number of units they hold, subject to requirements under U.S. federal income tax law that certain items of income, gain, loss or deduction be allocated disproportionately in certain circumstances. To the extent WUP has available cash, we intend to cause WUP to make generally pro rata distributions to its unitholders in an amount generally intended to allow the WUP unitholders to satisfy their respective income tax liabilities with respect to their allocable share of the income of WUP, based on certain assumptions and conventions, provided that the distribution will be sufficient to allow them to satisfy their respective actual tax liabilities.
Issuance of Equity. The A&R LLCA provides that at any time Wheels Up issues a share of Common Stock or any other equity security, the net proceeds received by Wheels Up with respect to such issuance, if any, will be concurrently invested in WUP, and WUP will issue to Wheels Up one common unit or other economically equivalent equity interest. Conversely, if at any time, any shares of Common Stock are redeemed, repurchased or otherwise acquired by us, WUP will redeem, repurchase or otherwise acquire an equal number of common units held by Wheels Up, upon the same terms and for the same price, as the shares of Common Stock are redeemed, repurchased or otherwise acquired.
Wheels Up and MIP LLCs Expenses. Pursuant to the A&R LLCA, WUP is required to pay, or cause to be paid, all costs, fees, operating expenses and other expenses of Wheels Up (including the costs, fees and expenses of attorneys, accountants or other professionals and the compensation of all personnel providing services to the Company) incurred in pursuing and conducting, or otherwise related to, its activities, including in its capacity as managing member of WUP. In addition, WUP or Wheels Up is responsible for the ordinary and reasonable expenses incurred by MIP LLC and MIP RI LLC in connection with their continued existence and administration.
Dissolution. WUP will be dissolved only upon the first to occur of (i) an election by Wheels Up to dissolve WUP, which election shall require the written consent of the holders of a majority of the profits interests then outstanding in MIP LLC and the written consent of the holders of a majority of the equity interests then outstanding in MIP RI LLC, (ii) WUP ceases to have any remaining members and (iii) the entry of a decree of judicial dissolution.
Pre-Business Combination Related Person Transactions of WUP
Commercial Arrangements with Delta
In connection with the closing of the acquisition of DPJ (now known as Wheels Up Private Jets LLC or “WUPJ”), from Delta Air Lines, Inc. (“Delta”) in January 2020, WUP entered into a series of agreements constituting WUP’s strategic partnership relationship with Delta. See the section entitled “Business—Our Strategic Outlook—Strategic Relationship with Delta” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 for a description of the benefits provided to our customers through such relationship.
WUP’s strategic partnership relationship with Delta is set forth in the following agreements: (i) the Commercial Cooperation Agreement (as amended) (the “CCA”), (ii) the Program Participation Agreement (the “PPA”) and (iii) the Corporate Agreement (the “CA”).
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CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS (continued)
The CCA contemplates that WUP will work together with Delta each year to develop an annual joint marketing and communications plan that focuses on mutual revenue and brand goals, influence/ambassador partnerships and co-branded event opportunities, and that Delta and WUP will provide certain benefits to the other’s customers and share certain data.
The CCA also contemplates that WUP will provide certain in-kind benefits to Delta, measured on an annual basis. Examples of such in-kind benefits include WUP members’ purchasing Delta products and services above a certain level and access for certain Delta customers to Wheels Down marketing activities, events and member experiences. WUP was required to use its commercially reasonable efforts to provide an unspecified amount of such benefits during 2022, and Delta is required to cooperate with such efforts.
Subject to certain termination rights, the initial term of the CCA extends until January 2027 and automatically renews for two successive three-year terms unless either party notifies the other of its intent not to renew at least one year prior to the expiration of the then-current term.
Under the PPA, Wheels Up purchases miles in the SkyMiles Program from Delta to offer to our customers as incentives, and Delta offers its SkyMiles Program members the opportunity to redeem miles for our memberships and our other products and services, which are paid for by Delta. Delta also provides complimentary Medallion status in its SkyMiles Program or, in certain cases, points in Delta’s SkyBonus® Program, to our members that spend a certain minimum amount on our products and services during a given calendar year. We offer Delta SkyMiles 360 and certain other elite status SkyMiles Program members certain free and discounted Wheels Up memberships. During the term of the PPA and in certain cases for six months thereafter, we are not permitted to enter into a marketing or enhanced benefits agreement or relationship with certain other commercial air carriers and Delta is not permitted to enter into a marketing or enhanced benefits agreement or relationship with any other U.S. private jet charter provider operating aircraft using 19 or fewer seats. The PPA will terminate upon the termination or expiration of the CCA.
Pursuant to the CA, Delta provides us with a corporate incentive program under which we may purchase tickets at a discounted rate for certain flights operated by Delta and its codeshare partners for use by our pilots and employees who are traveling for Wheels Up business. We are required to provide Delta with corporate travel data that Delta may use to determine the terms of the discounts and to perform its obligations under the CA. Delta is permitted to modify the discounted rates on an annual basis by providing us with notice. If we reject any such modifications, we can terminate the CA. The CA will automatically terminate upon the termination or expiration of the CCA.
In connection with the closing of the acquisition of DPJ, we also entered into an Executive Benefits Letter Agreement (the “Benefits Letter”) and a Transition Services Agreement (as amended, the “TSA”).
Under the Benefits Letter, certain persons currently and previously affiliated with Delta may purchase flights from us at the incremental cost of the flights. In addition, Delta provides certain Wheels Up executives and employees with Delta 360 and SkyMiles Medallion benefits.
Under the TSA, Delta provided WUPJ with certain services that were previously provided by Delta when it owned WUPJ on a transitional basis for a limited period following the acquisition of DPJ by WUP. These services included information technology transition, human resources, payroll, sales and marketing and operational support services, the provision of certain no cost business travel to WUPJ leadership and pilots based on the number of segments flown for such purposes, and continuation of leisure travel flight privileges to legacy DPJ employees. All services provided pursuant to the TSA were to be provided for a period of up to six, 12 or 24 months following the closing of the DPJ acquisition. We entered into an amendment to the TSA with Delta to extend certain benefits under the TSA, including the provision of certain no cost business travel to WUPJ leadership and pilots and certain technological access services.
Delta Subleases
During the year ended December 31, 2022, WUPJ was party to two sublease agreements with Delta relating to the properties at Cincinnati/Northern Kentucky International Airport. Under the subleases, WUPJ pays Delta monthly rental fees, monthly utilities fees and certain other fees. The term of the sublease at 87 Comair Boulevard continues until September 29, 2030. The Company terminated the sublease at 82 Comair Boulevard effective March 31, 2023 following strategic business decisions.
54 Wheels Up Experience Inc. Proxy Statement and Notice of 2023 Annual Meeting of Stockholders

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS (continued)
Delta Investor Rights Letter
On February 1, 2021, we entered into an Investor Rights Letter with Delta and WUP providing Delta with certain governance rights relating to Wheels Up following the consummation of the Business Combination. The Delta Investor Rights Letter became effective upon the closing of the Business Combination. Pursuant to the Delta Investor Rights Letter, subject to certain conditions, Delta was entitled to designate two members of the Board at Closing, and to thereafter nominate (and if such director is not elected, to appoint, subject to certain limitations) two directors to the Board, with one such individual to serve as a Class I director and the other to serve as a Class III director. Directors designated by Delta do not receive any compensation for their service as directors. Erik Snell and Dwight James currently serve as Delta’s director designees under the Delta Investor Rights Letter, and Eric Phillips, who ceased to be a director effective February 24, 2022, was previously a Delta director designee under the Delta Investor Rights Agreement. If Delta ceases to own at least 50% of the shares of Common Stock that it owned as of the closing of the Business Combination, Delta will no longer have the right to nominate (or appoint, if applicable) one such director. If Delta ceases to own at least 25% of the shares of Common Stock that it owned as of the closing of the Business Combination, Delta will no longer have any nomination (or appointment) rights. We have agreed that, following the closing of the Business Combination, for so long as Delta continues to own at least 25% of the shares of Common Stock that it owned as of the closing of the Business Combination or has a designated representative serving on the Board, we will not, without the consent of Delta, issue any equity or equity-linked securities to certain domestic commercial air carriers or any of their respective subsidiaries or parent entities. We have also agreed that, following the closing of the Business Combination, for so long as Delta continues to own at least 25% of the shares of Common Stock that it owned as of the closing of the Business Combination, we will consult with Delta in hiring or terminating the employment of certain senior employees with responsibility for flight operations, safety, maintenance and quality control. If Wheels Up’s strategic partnership agreement with Delta is terminated by either party in accordance with its terms, Delta’s right to nominate (or appoint, if applicable) a second director, if applicable, and the right to consult with Wheels Up on the hiring and termination of certain employees with responsibility for flight operations, safety, maintenance and quality control will also terminate.
Pre-Business Combination Related Person Transactions of Aspirational
Private Placement Warrants
Simultaneously with the consummation of the Aspirational’s IPO, the Sponsor purchased 4,333,333 private placement warrants at a price of $1.50 per warrant, or $6.5 million in the aggregate, in a private placement. On October 2, 2020, as a result of the underwriters’ election to partially exercise their over-allotment option, the Sponsor purchased the Private Placement Warrants, bringing the aggregate purchase price for the founder Private Placement Warrants to $6.8 million. Each Private Placement Warrant entitles the holder to purchase one share of Common Stock for $11.50 per share. A portion of the proceeds from the sale of the Private Placement Warrants was placed in the trust account of Aspirational. The Private Placement Warrants are not redeemable by us so long as they are held by the Sponsor or its permitted transferees other than pursuant to Section 6.2 of the warrant agreement, dated as of September 25, 2020 (the “Warrant Agreement”), entered into between Aspirational and Continental Stock Transfer & Trust Company, as warrant agent and only if the Reference Value (as defined in the Warrant Agreement) was equal to or exceeded $18.00 per share. If the Private Placement Warrants are held by holders other than the Sponsor or its permitted transferees, the Private Placement Warrants will be redeemable by us and exercisable by the holders on the same basis as the warrants included in the units that were sold as part of Aspirational’s IPO. The Sponsor, or its permitted transferees, has the option to exercise the Private Placement Warrants for cash or on a cashless basis.
The Private Placement Warrants are identical to the Public Warrants included in the units sold in Aspirational’s IPO except that the Private Placement Warrants: (i) are not redeemable by us other than pursuant to Section 6.2 of the Warrant Agreement and only if the Reference Value is equal to or exceeds $18.00 per share, (ii) may be exercised for cash or on a cashless basis so long as they are held by the Sponsor or any of its permitted transferees and (iii) are entitled to registration rights (including the shares issuable upon exercise of the Private Placement Warrants). Additionally, the purchasers have agreed not to transfer, assign or sell any of the Private Placement Warrants, including our Common Stock issuable upon exercise of the Private Placement Warrants (except to certain permitted transferees), until 30 days after the completion of the Business Combination.
In connection with the Business Combination, upon the Domestication, each of the 4,529,950 Private Placement Warrants converted automatically into a warrant to acquire one share of our Common Stock pursuant to the Warrant Agreement.
Wheels Up Experience Inc. Proxy Statement and Notice of 2023 Annual Meeting of Stockholders 55

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS (continued)
Registration Rights
The holders of the Aspirational Class B ordinary shares purchased by the Sponsor in connection with Aspirational’s IPO (the “founder shares”), Private Placement Warrants, and any warrants that were issuable upon conversion of working capital loans, if any (and any Aspirational Class A ordinary shares that were issuable upon the exercise of the Private Placement Warrants or warrants issued upon conversion of the working capital loans and upon conversion of the founder shares) were entitled to registration rights pursuant to a registration rights agreement signed September 25, 2020 (which has been amended and restated in connection with the Business Combination) requiring Aspirational to register such securities for resale (in the case of the founder shares, only after conversion to Aspirational Class A ordinary shares). The holders of these securities were entitled to make up to three demands, excluding short form demands, that Aspirational register such securities. In addition, the holders had certain “piggy-back” registration rights with respect to registration statements filed subsequent to the completion of Aspirational’s initial business combination and rights to require Aspirational to register for resale such securities pursuant to Rule 415 under the Securities Act.
In connection with the Business Combination, the registration rights agreement was amended and restated. For additional information, see the section above entitled “—Registration Rights Agreement.”
56 Wheels Up Experience Inc. Proxy Statement and Notice of 2023 Annual Meeting of Stockholders

Director Compensation Program
The Company’s director compensation program, which has been approved by the Board, is intended to provide a total compensation package that enables us to attract and retain qualified and experienced individuals to serve as directors and to align the directors’ interests with those of our stockholders. The Board expects to review director compensation periodically to ensure that director compensation remains competitive such that we are able to recruit and retain qualified directors. The Board determined not to implement any changes to our director compensation program in fiscal year 2022, except it approved an increase in the Audit Committee Chair retainer from $12,000 to $15,000 per year to align more closely with peer market compensation.
Under such non-employee director compensation program, we will reward directors in the form of a combination of cash retainer fees, equity incentive awards granted under the 2021 LTIP and flight hours, as set forth below. Directors who are our employees or appointed by Delta will not be eligible to receive any compensation for their service on the Board, and, as such, any reference to director compensation entitlements below will be deemed to exclude such directors.
With respect to cash retainers, each non-employee director will be eligible to receive an annual cash retainer in the amount of $50,000 for general availability and participation in meetings and conference calls of the Board. Additional amounts will also be payable for services performed as the Lead Independent Director or for serving as a chair of a Board committee, as set forth below.
Lead Independent Director and Board Committee Chairs	Additional Annual Retainers
Lead Independent Director	$35,000
Audit Committee Chair	$15,000
Compensation Committee Chair	$10,000
Nominating and ESG Committee Chair	$10,000
Safety and Security Committee Chair	$10,000
All cash retainers will be paid within 30 days after the Annual Meeting. Lead Independent Director and Committee Chair retainers are in addition to the annual retainer for Board membership. No additional compensation will be paid for attending individual committee meetings of the Board. Unless otherwise determined by the Board, such fees will be prorated for any partial year of service.
With respect to equity retainers, each non-employee director (except directors who are appointed by Delta) will be eligible to receive an annual award of RSUs having an aggregate fair market value (as determined in accordance with the 2021 LTIP) of $175,000 as of the date of grant. Each RSU award will vest in full upon the earlier of (i) the first anniversary of the date of grant or (ii) the date of the next Annual Meeting.
With respect to flight hours, each non-employee director will be entitled to annual flight hours having a value equal to $84,400, which is equivalent to 25 flight hours at $3,376 per hour. Five additional flight hours will also be awarded to the Lead Independent Director and to each chair of a Board committee. In order to receive a grant of flight hours, each director must be a Wheels Up Core member in good standing at the time of such grant. The annual period for grants of flight hours will commence on the date of the Annual Meeting and end on the day immediately preceding the next Annual Meeting. In the event that flight time awarded is for use of a specific type of aircraft, the non-employee director may be upgraded to the next cabin level based on availability of aircraft at the time of flight. Members of the Board may also purchase additional flight hours or acquire any other Wheels Up products or services, in each case, at a price to be determined by the Board, but not less than the then-current direct operating cost to us.
In addition, our policy is to reimburse directors for reasonable and necessary out-of-pocket expenses incurred in attending Board and committee meetings or performing other services in their capacities as directors. For purposes of attending Board or committee meetings, directors may also use Company aircraft or receive reimbursement for commercial air travel.
Board Aircraft Services
Given the nature of our business, we expect our directors to utilize our services for personal benefit, as a way to help promote, increase and maintain the Wheels Up brand. Accordingly, we allow all directors to acquire Wheels Up’s products and services at a price determined by the Board, but at amounts we calculate to be not less than the then-current direct operating cost to us. The Board has authorized us to offer our directors a reduced commission for our services in connection with the purchase of aircraft, equal to 50% of the then-current commission. In addition, the Board authorized us to offer aircraft management services to directors. In connection with such services, a director who directly or indirectly owns an aircraft may lease such aircraft to us under a standard aircraft lease agreement and aircraft services agreement with us. Subject to regular review by the Board, the director will receive approximately 90% of the net proceeds of any flights chartered on such aircraft, after expenses for such flight, but before maintenance and other service costs dues under the services agreement. There is no incremental cost to us for such services.
Wheels Up Experience Inc. Proxy Statement and Notice of 2023 Annual Meeting of Stockholders 57

Director Compensation Table
The following table provides information concerning the compensation of each director of the Board who did not serve as one of our named executive officers during the year ended December 31, 2022. None of the non-employee directors or directors designated by Delta received any compensation for their service as directors in fiscal year 2022.
Name	Fees earned or paid in cash ($)	Stock awards ($)(1)	All other compensation ($)(2)	Total ($)
David Adelman	95,000	175,001	57,730	327,731
Timothy Armstrong	50,000	175,001	40,177	265,178
Chih Cheung	50,000	175,001	64,203	289,204
Marc Farrell	50,000	175,001	—	225,001
Dwight James(3)	—	—	—	—
Admiral Michael Mullen	70,000	175,001	50,574	295,575
Eric Phillips(4)	—	—	—	—
Brian Radecki	65,000	175,001	151,396	391,397
Erik Snell	—	—	—	—
Susan Schuman	50,000	175,001	20,864	245,865
Ravi Thakran	50,000	175,001	18,395	243,396
(1)
Represents the aggregate grant date fair value of RSUs granted under the 2021 LTIP, calculated in accordance with ASC 718 and using the assumptions contained in Note 13, Stockholders’ Equity and Equity-Based Compensation of the Notes to Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2022. Each RSU was awarded to the applicable director on June 2, 2022 and is scheduled to vest on the date of the Annual Meeting, subject to continued service through the vesting date.

(2)
The amount presented above reflects the incremental cost to us with respect to each director’s use of hours of flight time in 2022, as set forth in the table below. Any flight hours not utilized in the year in which granted may be carried over to subsequent years so long as the director remains a paid member in good standing of the Wheels Up membership program. Flight hours used as reflected in the table below may exceed flight hours awarded in fiscal year 2022, because certain directors used flight hours carried over from past years in fiscal year 2022. For more information, see “Executive Compensation— Aircraft Use” below.

Name	Flight Hours Awarded	Flight Hours Used
David Adelman	35	17.1
Timothy Armstrong	25	7.7
Chih Cheung	25	12.7
Marc Farrell	25	—
Dwight James	—	—
Admiral Michael Mullen	35	9.9
Eric Phillips	—	—
Brian Radecki	30	39.8
Erik Snell	—	—
Susan Schuman	25	6.2
Ravi Thakran	25	3.3
(3)	Mr. James was designated as a director by Delta effective February 24, 2022 and was elected as a Class I director at the 2022 annual meeting of stockholders.
(4)	Mr. Phillips resigned as a director effective February 24, 2022.
58 Wheels Up Experience Inc. Proxy Statement and Notice of 2023 Annual Meeting of Stockholders

INFORMATION REGARDING EXECUTIVE OFFICERS
The following table sets forth certain information with respect to our executive officers as of the Record Date:
Name	Age	Position(s)
Kenny Dichter(1)	55	Chief Executive Officer and Chairman of the Board
Todd Smith	47	Chief Financial Officer
Stevens Sainte-Rose	50	Chief People Officer
Lee Applbaum	52	Chief Marketing Officer
Laura Heltebran	58	Chief Legal Officer
Mark Briffa(2)	58	Chief Commercial Officer
(1)	Please see “Proposal No. 1 Election of Directors—Directors Continuing in Office Until the 2024 Annual Meeting of Stockholders” for Mr. Dichter’s biography.
(2)
Mr. Briffa was appointed as Chief Commercial Officer in March 2023. Since Mr. Briffa was not an executive officer at any time during the year ended December 31, 2022, no executive compensation information is provided for Mr. Briffa.

Todd Smith. Mr. Smith has served as Wheels Up’s Chief Financial Officer since June 2022. As Chief Financial Officer, Mr. Smith oversees the finance and accounting, investor relations and strategic corporate development functions, including treasury and mergers and acquisitions. From May 2018 to March 2022, Mr. Smith served as the Global Head of Financial Planning and Analysis of General Electric Company (“GE”) and Chief Financial Officer for GE Corporate. From August 2016 to April 2018, he served as Chief Financial Officer of GE Gas Power System, from August 2013 to July 2016, he served as Chief Financial Officer of GE Capital International, and from March 2012 to August 2013, he served as Chief Financial Officer, GE Healthcare Life Sciences. Prior to such time served in various capacities at GE since 1997. Mr. Smith holds a Bachelor of Science, Business Administration from the University of Florida, Warrington College of Business.
Stevens J. Sainte-Rose. Mr. Sainte-Rose has served as Wheels Up’s Chief People Officer since January 2022. As Chief People Officer, Mr. Sainte-Rose is responsible for all aspects of human resources and culture, including organizational design, talent acquisition, development, and retention, as well as diversity, rewards and inclusion functions. Prior to joining Wheels Up, Mr. Sainte-Rose served as Chief Human Resources Officer for Parallel Inc. from September 2019 to January 2022, Chief HR & Transformation Officer at Dawn Foods Global from January 2018 to March 2019, Chief Human Resources Officer of Walgreens from August 2015 to January 2018, and as Senior Vice President of HR at The Coca-Cola Company International (“Coca-Cola”) from October 2012 to August 2015. From July 2008 to October 2012, Mr. Sainte-Rose held various positions within the Human Resources department of Coca-Cola. He holds a Master's degree from the University of Pennsylvania in Organizational Dynamics and a Bachelor of Science degree from Cornell University School of Industrial & Labor Relations.
Lee Applbaum. Mr. Applbaum has served as Wheels Up’s Chief Marketing Officer since October 2020. Mr. Applbaum has over 25 years of experience transforming iconic brands such as Patrón, Grey Goose, Target and Coca-Cola. In his role as Chief Marketing Officer, Mr. Applbaum leads all strategic marketing, brand positioning and member experience initiatives. From November 2013 to August 2019, he served as Chief Marketing Officer of Patrón Spirits International AG and as Global Chief Marketing Officer of Patrón Tequila and Grey Goose Vodka from August 2018 to August 2019. He also served as Chief Marketing Officer of Surterra Wellness from September 2019 to October 2020. He has been recognized throughout his career as a brand builder and innovative marketer whose work has disrupted industries including his oversight of the successful $5.1 billion sale of Patrón to Bacardi in 2018. Mr. Applbaum holds a Bachelor of Business Administration degree in Marketing from the University of Texas at Austin and a Master of Business Administration degree from the University of Massachusetts at Amherst.
Laura Heltebran. Ms. Heltebran has served as Wheels Up’s Chief Legal Officer since December 2020. Ms. Heltebran oversees all legal affairs, corporate governance, mergers and acquisitions, privacy, IP, compliance and risk matters. From January 2017 to June 2020, she served as Senior Vice President and Deputy General Counsel of Hilton Worldwide where she was responsible for worldwide legal operations, litigation, compliance, employment, benefits and technology support. Ms. Heltebran also brings 25 years of experience as a legal executive for Fortune 500 technology companies, including serving as Senior Vice President and Deputy General Counsel of Hewlett Packard Enterprise from October 2015 to December 2016, Head of Americas Legal for CSC (now DXC Technologies) from June 2012 to October 2015 and Senior Vice President of Legal for Affiliated Computer Services (now Conduent) from December 2006 to June 2012. Ms. Heltebran holds a Bachelor of Arts degree from George Mason University and a Juris Doctor degree from the Antonin Scalia Law School, George Mason University.
Wheels Up Experience Inc. Proxy Statement and Notice of 2023 Annual Meeting of Stockholders 59

INFORMATION REGARDING EXECUTIVE OFFICERS (continued)
Mark Briffa. Mr. Briffa has served as Wheels Up’s Chief Commercial Officer since March 2023. In his role, Mr. Briffa leads the combined Wheels Up and Air Partner Limited (“Air Partner”) global sales force across the Company's portfolio of products, and is responsible for developing and implementing strategies and managing the overall commercial and sales operation. Mr. Briffa has extensive knowledge of air charter broking and of the aviation industry worldwide, with over 30 years of experience working within the aviation sector and having overseen multiple acquisitions that currently comprise Air Partner's services division. From April 2022 until his appointment as Chief Commercial Officer, Mr. Briffa served as President of International Charter & Aviation Services, where he oversaw both the charter and services divisions. From April 2010 until the acquisition of Air Partner by Wheels Up in April 2022, Mr. Briffa served as Chief Executive Officer of Air Partner, which was publicly traded on the London Stock Exchange, and as a board member since 2006. Before joining Air Partner in 1996 as a Commercial Jets Broker, Mr. Briffa held commercial roles at Air 2000 and All Leisure. Mr. Briffa completed his education at Longhill High School in the United Kingdom, and passed his General Certificate Education exams with distinctions. Mr. Briffa also attended two senior programs at the Cranfield School of Management before becoming a guest on the program, where he has presented on leadership and management. Mr. Briffa was appointed as Chief Commercial Officer in March 2023. Because Mr. Briffa was not an executive officer at any time during the year ended December 31, 2022, no executive compensation information is provided for Mr. Briffa.
60 Wheels Up Experience Inc. Proxy Statement and Notice of 2023 Annual Meeting of Stockholders

EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
2022 Overview
This Compensation Discussion and Analysis section (“CD&A”) discusses the material components of the executive compensation programs and policies for our named executive officers included in the “Summary Compensation Table” below. This CD&A also provides an overview of the Compensation Committee’s role in the design and administration of our executive compensation programs and policies, as well as in making specific compensation decisions for our named executive officers. Our named executive officers for the year ended December 31, 2022 were:
•	Kenny Dichter, our Chief Executive Officer (Principal Executive Officer) and Chairman of the Board;
•	Todd Smith, our Chief Financial Officer (Principal Financial Officer, since June 30, 2022);
•	Stevens Sainte-Rose, our Chief People Officer;
•	Lee Applbaum, our Chief Marketing Officer; and
•	Laura Heltebran, our Chief Legal Officer.
In addition, disclosure is provided for the following persons who either served as our principal financial officer during the year ended December 31, 2022 or for whom disclosure would have been provided but-for the fact that the individual was not serving as an executive officer as of December 31, 2022: (i) Eric Jacobs, who served as our principal financial officer until May 18, 2022; (ii) Eric Cabezas, who served as our interim principal financial officer from May 18, 2022 until June 29, 2022; (iii) Vinayak Hegde, who served as our President until November 9, 2022; and (iv) Jason Horowitz, who served as our Chief Business Officer until November 1, 2022.
This discussion contains forward-looking statements that are based on our current intentions, objectives, considerations, expectations and determinations regarding future compensation programs or aspects of the Company’s performance on which compensation may be based. The compensation programs that we adopt in the future may vary significantly from our current programs or current plans described in this discussion.
Compensation Philosophy
Our compensation philosophy and programs are designed with the objective of supporting our overall business and compensation goals. We expect our compensation philosophy to evolve as we continue to mature as a publicly traded company. The Compensation Committee sets our executive compensation philosophy and oversees our compensation and benefits programs, including the compensation of our named executive officers. In addition, the Compensation Committee has the authority to establish the compensation mix it believes is appropriate for each named executive officer, as well as any performance measures, goals, targets and business objectives that may be applicable for any element of such compensation mix. The Compensation Committee also determines the benefits and severance arrangements, if any, that we make available to our named executive officers.
The following table summarizes our executive compensation philosophy as approved by the Compensation Committee and applicable to 2022 executive compensation:
Element	Description	Philosophy Statement
1. Stakeholder Balance	The extent to which various stakeholders—investors, employees, and community members—are considered in the executive pay program
• Executive compensation design primarily focuses on driving superior financial performance and stockholder value creation in alignment with the Compensation Committee’s oversight of risk management and incentives

2. Role and Mix of Pay Elements	The role of each compensation element in the context of the business strategy, and how the elements should be balanced	• Pay mix should be well aligned with market practice, with a balance between fixed and variable pay, as well as between short- and long-term performance and retention orientation
Wheels Up Experience Inc. Proxy Statement and Notice of 2023 Annual Meeting of Stockholders 61

EXECUTIVE COMPENSATION (continued)
Element	Description	Philosophy Statement
3. Market Position	Desired competitive positioning for each specific compensation element and in the aggregate	• Subject to affordability, Wheels Up targets midpoint market position for its roles and higher market position for mission-critical and high-demand roles
4. Market Definition and Degree of Tailoring	Relevant group of companies and/or industries comprising the talent market for each location/division/job family How and why different compensation elements are customized for specific employee groups
• The executive compensation peer group should provide balanced representation of companies from the aviation, technology and hospitality sectors
• For survey comparison, technology roles should be compared to the technology sector and other roles should be compared to general industry
• Peer companies and survey sample should be similar to Wheels Up in terms of size (i.e., headcount, revenue and other financial parameters)

5. External vs. Internal Focus	How pay will balance internal equity and external market dynamics
• Wheels Up references market practice as one source of inputs when determining executive compensation, but also relies on other factors such as internal equity, individual qualities/performance, and each role’s strategic significance at the Company

6. Target / Goal Setting	Target-setting philosophy and the most relevant factors considered when setting performance goals
• Wheels Up adheres to a pay-for-performance philosophy, and sets challenging performance goals for its incentive plans with a reasonable probability of forfeiture
• Stretch performance should be rewarded with a meaningful upside based on market practice

Hiring and retaining executive officers and other key employees with the correlated skills and experiences relative to the Company’s development has been critically important to growing Wheels Up’s business. Our success is in large part dependent on our ability to attract and retain talented employees, including executive officers. Therefore, our executive compensation and benefits program has been designed to attract, retain and incentivize a highly talented and committed team of executive officers who share Wheels Up’s vision and propel the Company forward during a period of high growth.
The Compensation Committee believes that adaptability of compensation elements and levels of compensation—whether to consider an executive’s experience and skills or to reward performance—are part of a well-designed executive compensation program. Our compensation philosophy has historically led us to incentivize our executive officers with compensation structures and metrics that focus on revenue growth and profitability, and reward related individual contributions, as well as promote retention. As we mature as a public company and set our sights on achieving our announced goal of positive Adjusted EBITDA, the Compensation Committee is committed to shifting our executive compensation program to better align company and individual goals with the appropriate mix of base and incentive-based compensation structures that reward both revenue and Adjusted EBITDA goals. Thus, in 2022 and continuing into 2023, the Compensation Committee took steps to shift significant elements of incentive compensation for our executive officers and employees to align rewards with increases in stockholder return and progress on our path to positive Adjusted EBITDA.
Compensation Process and Governance
The Role of Our Compensation Consultant
The Compensation Committee has the authority under its charter to retain compensation consultants and to approve such consultants’ compensation. The Compensation Committee has retained Willis Towers Watson US LLC (“WTW”) to act as its independent compensation consultant and to provide it with advice and support on compensation issues. The Compensation Committee reviewed
62 Wheels Up Experience Inc. Proxy Statement and Notice of 2023 Annual Meeting of Stockholders

EXECUTIVE COMPENSATION (continued)
and confirmed the independence of WTW as the committee’s independent compensation consultant. Neither WTW nor any of its affiliates provides any services to Wheels Up, except for services related solely to director, executive officer and employee compensation. Where applicable in this CD&A, we describe WTW’s role in our consideration and determination of our executive compensation practices, policies and determinations.
Determining the Elements of Compensation
For fiscal year 2022, the Compensation Committee reviewed the primary elements of our executive compensation program, including base salaries, annual incentive bonuses, long-term equity incentive grants, perquisites and other benefits. The Compensation Committee also reviewed, among other things, executive compensation arrangements and practices against market data in WTW’s Technology, Media and Gaming, and General Industry Executive Compensation Databases, and similar data on companies in our Compensation Peer Group (as defined below). The market data provided by WTW allows the Compensation Committee to gauge the comparability of our executive compensation program to the compensation paid to executives in other companies with generally corresponding responsibilities. The Compensation Committee believes that the skills of our executive officers are transferable among the companies within the Compensation Peer Group (as defined below) or similarly situated companies. Therefore, we expect to compete with these companies and others for executive officer talent. The Compensation Committee considered the varying practices of our Compensation Peer Group (as defined below) and similarly situated companies when determining which elements of compensation should be paid to our named executive officers during fiscal year 2022.
After reviewing the data described above, the Compensation Committee determined that our executive compensation program should consist of four primary elements for fiscal year 2022:
Compensation Element	Form	Objectives
Base Salary Fixed, Short-Term	Cash	• Attract and retain talented executive officers • Recognize experience and skills of individuals • Align external benchmarks with each role
Annual Incentive Bonus At-risk, Short-Term (Annual)	Cash	• Align contributions with achievement of company and departmental performance results • Reward achievement of individual value-adds
Long-Term Equity Incentives At-risk, Long-Term	Equity, including: • RSUs • PSUs • Stock options
• Reward future performance and long-term goal achievement
• Retain executive officers through multi-year vesting periods and/or performance metrics tied to future periods
• Align compensation with the interests of stockholders

Perquisites and Other Benefits Short-Term	Services to, payments or contributions on behalf of, the named executive officer	• Provide incremental benefits to executive officers • Permit access to Company-provided flight services, based on availability
Our executive compensation program includes a significant portion of “at-risk” compensation, including short-term cash bonuses and long-term equity incentive awards. The Compensation Committee believes that “at-risk” compensation is important to incentivize results that promote company success, allow for recognition of individual contributions and, with respect to equity incentive compensation, enhance long-term retention. In fiscal year 2022, we introduced performance-based “at-risk” equity incentive compensation in the form of PSU awards for our Chief Executive Officer and certain employees. The Compensation Committee believes that these PSU awards, the vesting of which requires the achievement of certain financial, market and/or operational performance-based metrics, was an important step to align company success to stockholder return and executive officer pay.
We expect to further develop our executive compensation program and policies around each of these elements, because each individual component aligns with a specific aspect of our compensation objectives and philosophy. We also continue to evaluate whether alternate forms of compensation may satisfy specific objectives in our executive compensation program in the future.
Wheels Up Experience Inc. Proxy Statement and Notice of 2023 Annual Meeting of Stockholders 63

EXECUTIVE COMPENSATION (continued)
Compensation Market Data Analysis
Determination of Peer Group. The Compensation Committee, together with WTW, has developed our Compensation Peer Group to include companies with similar attributes to Wheels Up in the aviation and air travel, digital market maker and subscription service industries. Given our business model, it is important that our Compensation Peer Group reflects the intersection of multiple industries that we consider to be viable markets for executive talent.
The Compensation Committee and WTW review the composition of our Compensation Peer Group annually to consider structural and methodology changes, as well as adjust to take into account corporate transactions or other events that may affect comparability. In addition to identifying potential compensation peers with similar industry attributes to Wheels Up, the Compensation Committee also took into account relative revenue, market capitalization, net income, TSR and earnings before interest and taxes (“EBIT”) when determining Compensation Peer Group composition and potential changes in fiscal year 2022.
For fiscal year 2022, the Compensation Committee identified revenue as the primary peer selection factor, which aligns with Wheels Up’s growth strategy. Based on the data provided by WTW, Wheels Up was positioned near the mid-range of the proposed compensation peer group in terms of revenue, in the top quartile in terms of TSR and near the bottom quartile in terms of market capitalization, EBIT and net income. In addition, the Compensation Committee approved certain composition adjustments to reflect major corporate transactions and other events that affected the comparability of the Company’s prior compensation peer group. Accordingly, WTW recommended, and the Compensation Committee approved, the following peer group (“Compensation Peer Group”) for compensation market comparison purposes for fiscal year 2022:
Allegiant Travel Company	Frontier Group Holdings, Inc.	Stitch Fix, Inc.
Air Lease Corporation	Hawaiian Holdings, Inc.	TripAdvisor, Inc.
Box, Inc.	Hilton Grand Vacations Inc.	Vail Resorts, Inc.
CarGurus, Inc.	HubSpot, Inc.	Vroom, Inc.
Cars.com Inc.	Lyft, Inc.	Yelp, Inc.
Dropbox, Inc.	Mesa Air Group, Inc.	Zoom Video Communications, Inc.
Etsy, Inc.	Shutterstock, Inc.
Executive Compensation Benchmarking. The Compensation Committee and WTW primarily relied on the Compensation Peer Group and executive compensation surveys to determine the elements, amounts and competitiveness of our executive compensation program. The Compensation Committee used our Compensation Peer Group as the primary compensation benchmark for comparing the competitiveness of pay to our Chief Executive Officer and Chief Financial Officer, which the Compensation Committee, in consultation with WTW, determined was a more accurate comparison for benchmarking purposes versus industry surveys for those positions. For our other named executive officers, the Compensation Committee considered a combination of our Compensation Peer Group and industry surveys for comparison purposes, because industry surveys provide additional data points for roles where a generalized expertise is required and for roles that certain companies identify differently. When comparing the competitiveness of our compensation practices with peers, the Compensation Committee primarily referenced midpoint market position for its roles and higher market position for mission-critical and high demand roles. At the conclusion of this review, the Compensation Committee determined not to make any significant adjustments to the elements or levels of executive officer compensation in fiscal year 2022 versus 2021. The Compensation Committee also took into account these peer comparisons when determining the elements and levels of compensation for new executive officers hired in 2022.
64 Wheels Up Experience Inc. Proxy Statement and Notice of 2023 Annual Meeting of Stockholders

EXECUTIVE COMPENSATION (continued)
Developing Our Compensation Practices
The Compensation Committee has adopted certain executive compensation practices and policies that it believes represent good governance practices for executive compensation and are features of a well-designed executive compensation program. Key features of these policies and practices are as follows:
What We Do:	What We Do Not Do:
Executive sessions without management	No single-trigger acceleration of equity awards
Independent compensation consultant	No excise tax gross-ups
Significant use of equity-based pay	No option repricing or buyouts
Introduced performance-based equity awards in 2022	No evergreen provisions in our equity compensation plans
Three-year vesting for service-based equity awards	No supplemental executive retirement or deferred compensation plans
Performance-based equity awards utilize several metrics to align with increases in stockholder value	No guaranteed increases to executive pay
Implemented incentive compensation clawback policy in 2022
Implemented executive officer and non-employee director stock ownership and retention guidelines in 2022
Anti-hedging and anti-pledging policies
Determining Performance Goals and Metrics. The Compensation Committee exercises its judgment to allocate executive compensation among our four primary elements in order to provide the appropriate mix of fixed and “at-risk” compensation, and further align short- and long-term compensation to company and individual performance goals. We provide our executive officers the opportunity to earn annual incentive bonuses under the Wheels Up Annual Bonus Plan (the “Bonus Plan”) and equity incentive compensation under the 2021 LTIP. These types of “at-risk” compensation utilize company and individual performance goals and metrics that are intended to reward individual contributions and the execution of our business plans and strategic priorities.
For fiscal year 2022, the annual incentive bonuses for each named executive officer under the Bonus Plan were based on a mix of company performance measures and individual performance measures. The company performance measure is based on weighted revenue, Adjusted EBITDA and corporate measures, and utilizes revenue and Adjusted EBITDA targets set by the Compensation Committee at the beginning of the performance period. The Compensation Committee determined that revenue and Adjusted EBITDA were appropriate metrics for annual incentive bonuses paid in 2022 based on a review of executive compensation programs in our Compensation Peer Group and the Company’s near-term goals. In addition, the Compensation Committee determined to weight revenue and Adjusted EBITDA equally, which is in line with the Company’s overall business objectives. Additional details about these performance goals for fiscal year 2022 and related annual incentive bonus compensation are described in the “Wheels Up Annual Bonus Plan” section. As described under “—Expected Changes for 2023 Compensation” below, we have also started to utilize TSR as a metric for long-term equity awards for both our named executive officers and certain other management-level employees.
For purposes of annual incentive bonuses paid under the Bonus Plan, we define: (i) “revenue” as our total revenue pursuant to our annual financial statements prepared in accordance with U.S. GAAP; (ii) “Adjusted EBITDA” as net income (loss) on a U.S. GAAP basis adjusted for (a) interest income (expense), (b) income tax expense, (c) depreciation and amortization, (d) equity-based compensation expense, (e) acquisition and integration related expenses, (f) public company readiness related expenses, (g) restructuring charges, (h) change in fair value of warrant liability, (i) losses on the extinguishment of debt and (j) other items not indicative of our ongoing operating performance; and (iii) “TSR” as the percentage change in the Company’s cumulative total stockholder return on its Common Stock, including dividends, for a given measurement period.
A discussion of the performance criteria applicable to equity incentive compensation under the 2021 LTIP for fiscal year 2022 is included under “—Primary Elements of Compensation for Fiscal Year 2022—Long-Term Equity Incentives—Long-Term RSU Awards” below.
Timing of Compensation Decisions. The Compensation Committee has discretion to determine the time and amount of any equity incentive awards, but generally grants equity incentive compensation: (i) to named executive officers and employees during our annual compensation process in the first quarter of the calendar year; (ii) to new named executive officers at the time they begin employment;
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EXECUTIVE COMPENSATION (continued)
and (iii) to directors annually, close in time after our annual meeting of stockholders. We granted equity incentive awards to Kenny Dichter, our Chief Executive Officer, in June 2022 to allow time to develop performance-based equity incentive awards intended to better align his total compensation opportunity with long-term stockholder value creation.
The Role of Named Executive Officers in Compensation Decisions
Our Chief Executive Officer makes recommendations to the Compensation Committee as to the base salary, annual incentive bonuses, and equity incentive compensation of all named executive officers other than himself, which the Compensation Committee considers when making compensation decisions. The Compensation Committee annually reviews the compensation of the Chief Executive Officer and makes adjustments in its sole discretion. Our Chief People Officer also assists the Compensation Committee with evaluating and determining compensation for our named executive officers other than himself. Other than the Chief Executive Officer and Chief People Officer, to the extent of their participation, no executive officer participates in setting compensation for the named executive officers, although our Chief Financial Officer and other employees may assist by providing certain financial, operational performance and historical compensation data to the Compensation Committee and WTW for their use in making executive compensation decisions or changes to our executive compensation program. In addition, our Chief Executive Officer did not participate in the Compensation Committee’s recommendations regarding his compensation and was excused from those portions of the meeting during which his compensation was deliberated upon and determined.
Primary Elements of Compensation for Fiscal Year 2022
Base Salary
Each named executive officer’s base salary is a fixed component of annual compensation for performing specific duties and functions and has been established by the Board considering each individual’s role, responsibilities, skills and experience. The Compensation Committee reviews and sets base salaries for our named executive officers as part of our annual compensation review process that occurs in the first quarter of each year. These base salaries have historically been initially set based on the base salary set forth in the named executive officer’s employment agreement or offer letter, provided that the Compensation Committee considers adjustments in its discretion based on factors previously discussed. For 2022, the Compensation Committee increased the base salaries for certain of our named executive officers based on changes in job duties, and when hiring new named executive officers during fiscal year 2022, took into account internal pay parity, peer compensation and the specific experience and skills of such new named executive officers.
66 Wheels Up Experience Inc. Proxy Statement and Notice of 2023 Annual Meeting of Stockholders

EXECUTIVE COMPENSATION (continued)
Base salaries for our named executive officers during fiscal year 2022 were as follows:
Name	2022 Base Salary
Kenny Dichter	$950,000
Todd Smith	575,000(1)
Lee Applbaum	395,000
Stevens Sainte-Rose	470,000
Laura Heltebran	475,000(2)
Eric Jacobs	495,000(3)
Eric Cabezas	325,000(4)
Vinayak Hegde	600,000(5)
Jason Horowitz	$475,000(6)
(1)
Mr. Smith was hired as Chief Financial Officer on June 30, 2022. The salary amount for fiscal year 2022 reported in the Summary Compensation Table is the prorated amount from Mr. Smith’s start date through the remainder of fiscal year 2022.

(2)
Ms. Heltebran’s base salary increased from $425,000 to $475,000 effective as of January 1, 2022 in connection with an amendment to her employment agreement reflecting her enhanced duties as Chief Legal Officer after the Company’s Common Stock became publicly traded upon consummation of the Business Combination.

(3)
Mr. Jacobs served as our principal financial officer until May 18, 2022. The salary amount for fiscal year 2022 reported in the Summary Compensation Table is the prorated amount through the date of separation.

(4)
Mr. Cabezas served as our interim principal financial officer from May 18, 2022 until June 29, 2022. The salary amount reported in the Summary Compensation Table for fiscal year 2022 reflects the prorated amount based on an annualized base salary of $240,000 from January 1, 2022 through February 27, 2022, $275,000 from February 28, 2022 through May 31, 2022, and $325,000 from June 1, 2022 through the remainder of fiscal year 2022.

(5)
Mr. Hegde served as our President until November 9, 2022. The salary amount for fiscal year 2022 reported in the Summary Compensation Table is the prorated amount through the date of separation. Mr. Hegde’s base salary increased from $495,000 to $600,000 effective as of January 1, 2022 in connection with an amendment to his employment agreement reflecting his appointment as President effective October 5, 2021.

(6)
Mr. Horowitz served as our Chief Business Officer until November 1, 2022. The salary amount for fiscal year 2022 reported in the Summary Compensation Table is the prorated amount through the date of separation.

Wheels Up Annual Bonus Plan
For fiscal year 2022, approximately 90% of our Chief Executive Officer’s total compensation opportunity and approximately 75% of our other named executive officers’ total compensation opportunity, in each case excluding items reported in the “All other compensation” column of the Summary Compensation Table, was in the form of “at-risk” cash and equity compensation. The short-term component of our “at-risk” compensation is in the form of annual incentive bonuses under the Bonus Plan. We pay annual incentive bonuses under the Bonus Plan after the completion of our annual compensation process in the first quarter of the year after the corresponding performance period, which are reflected in the column titled “Non-equity incentive plan compensation” in the Summary Compensation Table for the year in which they were earned. For fiscal year 2022, we calculated annual incentive bonuses for our named executive officers based on the following formula: (i) a dollar amount corresponding to a target percentage of base salary, multiplied by (ii) a company performance measure component, which included weighted revenue, Adjusted EBITDA and corporate goal performance targets as set forth in the table below, multiplied by (iii) an individual performance measure. The company performance measure component was determined based on a formulaic payout curve that provides a payout based on a percentage of target ranging from 50-150% for revenue and Adjusted EBITDA goals and 50-100% for corporate performance. The individual performance measure component, which takes into account individual achievements that contributed to the Company’s performance, provides a payout based on a percentage target of 100%, but payout may exceed such threshold in the Compensation Committee’s discretion, within a range between 0-120%.
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EXECUTIVE COMPENSATION (continued)
For fiscal year 2022, the company performance measure component of the annual incentive bonus formula was 70% based on three metrics as follows:
Metric	Weighting	2022 Performance Target(1)	2022 Actual Achievement	2022 Company Performance Percentage
Revenue	40%	$1.51 billion	$1.58 billion	140%
Adjusted EBITDA	40%	$(91) million	$(185) million	0%
Corporate Measures	20%	—	—	70%
Total	100%			70%
(1)
Represents performance target at a 100% payout percentage for revenue and Adjusted EBITDA. Such components were determined based on a formulaic payout curve that provides a payout based on a percentage of target ranging from 50-150% for revenue and Adjusted EBITDA goals. Threshold payout at 50% would have corresponded to $1.35 billion for revenue and $(111) million for Adjusted EBITDA for fiscal year 2022. Maximum payout at 150% would have corresponded to $1.59 billion for revenue and $(83) million for Adjusted EBITDA for fiscal year 2022.

For fiscal year 2022, the Compensation Committee determined the performance metrics for annual incentive bonuses in the first quarter of 2022 based on internal financial forecasts, and the level of achievement was determined in the first quarter of 2023 based on the Company’s fiscal year 2022 financial results. The Compensation Committee determined to weight the revenue and Adjusted EBITDA metrics in the company performance measure at 40% each to reflect the importance of both growing the Company’s revenue base and advancing on the path to positive Adjusted EBITDA. The 2022 performance targets were intended to represent challenging but achievable results based on the 50-150% payout ranges for such metrics. Corporate measures were primarily based on the Compensation Committee’s determination of how well the Company performed in accomplishing an array of financial and operational goals throughout the year, as measured within a 50-100% payout range. The Compensation Committee did not make any adjustments to the weightings for the company performance component during the year or when considering the levels of achievement, except that prior to finalizing awards in the first quarter of 2023, the Compensation Committee increased the original revenue and Adjusted EBITDA targets to reflect the actual results of Air Partner, which the Company acquired in April 2022, included in the Company’s financial results for fiscal year 2022. The table above reflects the company performance component metrics that were used to determine payments of annual incentive bonuses for fiscal year 2022.
Based on a company performance component of 70% applicable to all named executive officers, and taking into account the individual performance measure, annual incentive bonuses paid under the Bonus Plan to our named executive officers for fiscal year 2022 were as follows:
Name	Target (% of Base Salary)	2022 Target Incentive Amount ($)	2022 Annual Incentive Bonus Paid ($)(1)
Kenny Dichter	200%	$1,900,000	$1,130,500
Todd Smith	100%	575,000	442,750(2)
Stevens Sainte-Rose	100%	470,000	517,000(3)
Lee Applbaum	100%	395,000	248,850
Laura Heltebran	100%	475,000	349,125
Eric Jacobs	100%	475,000	346,500(4)
Eric Cabezas	50%	162,500	130,813(5)
Vinayak Hegde	100%	600,000	602,055(6)
Jason Horowitz	100%	$475,000	$356,250(7)
(1)	Annual incentive bonuses paid for 2022 reflect the application of individual performance component, which is described below.
(2)
Mr. Smith was hired as Chief Financial Officer on June 30, 2022. Pursuant to Mr. Smith’s employment offer letter, his annual incentive bonus for fiscal year 2022 was not prorated for the term of his service during the year. Thus, the amount above for Mr. Smith reflects an annual incentive bonus target of 100% based on his base salary for fiscal year 2022 and is based on a full year of service.

(3)
Mr. Sainte-Rose was hired as Chief People Officer in January 2022. Pursuant to Mr. Sainte-Rose’s employment offer letter, his annual incentive bonus for fiscal year 2022 was guaranteed to be paid at a minimum of one hundred percent 100% of base salary.

(4)
Mr. Jacobs served as our principal financial officer until May 18, 2022. Pursuant to the Jacobs Separation Agreement (as defined herein), Mr. Jacobs was eligible to receive an annual bonus with a target of 100% of annual base salary for fiscal year 2022, to be paid in a lump sum at the same time

68 Wheels Up Experience Inc. Proxy Statement and Notice of 2023 Annual Meeting of Stockholders

EXECUTIVE COMPENSATION (continued)
and in the same manner as regular annual bonuses are distributed to other similarly situated senior executives of the Company as if he had continued employment with the Company; provided, that if performance goals attributable to management bonuses generally for fiscal year 2022 are achieved at a level below target levels but in excess of a threshold level, Mr. Jacobs was eligible to earn an annual bonus in an amount less than the target bonus.
(5)
Mr. Cabezas served as our interim principal financial officer from May 18, 2022 until June 29, 2022 and served as Senior Vice President, Finance at all other times during the year. Therefore, his annual incentive bonus targets were different from the other named executive officers.

(6)
Mr. Hegde served as our President until November 9, 2022. Pursuant to the Hegde Separation Agreement (as defined herein), Mr. Hegde was eligible for an annual bonus with a target of 125% of annual base salary for fiscal year 2022, to be paid in a lump sum at the same time and in the same manner as regular annual bonuses are distributed to other similarly situated senior executives of the Company as if he had continued employment with the Company; provided, that if performance goals attributable to management bonuses generally for fiscal year 2022 are achieved at a level below target levels but in excess of a threshold level, Mr. Hegde was eligible to earn an annual bonus in an amount less than the target bonus, except that for the time period between January 1, 2022, and May 6, 2022, Mr. Hegde’s target bonus was guaranteed to be paid at 100% of the target bonus.

(7)
Mr. Horowitz served as our Chief Business Officer until November 1, 2022. Pursuant to the Horowitz Separation Agreement (as defined herein), Mr. Horowitz was entitled to receive a 2022 annual bonus equal to 100% target of salary and a full year of credited service, to be paid in a lump sum to the Employee at the same time and in the same manner as regular annual bonuses are distributed to other similarly situated senior executives of the Company. In addition, Mr. Horowitz’s 2022 actual bonus payment of 75% reflects the overall bonus funding of the Company at the time of his departure.

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EXECUTIVE COMPENSATION (continued)
Individual Performance Component Considerations
When determining the individual performance component in the annual incentive bonus calculation for each named executive officer, the Compensation Committee considered the following achievements during fiscal year 2022:
Name(1)	Primary Individual Achievements
Kenny Dichter	•	Led Wheels Up to record annual revenue of $1.58 billion
	•	Increased the Company’s membership growth despite challenging economic conditions
Todd Smith	•
Joined Wheels Up in June 2022 and established a detailed plan to support the Company’s positive Adjusted EBITDA goals, including increased cost discipline and implementing a detailed budgeting process to improve accountability and execution

Stevens Sainte-Rose	•	Guided the Company through several organizational and leadership changes in 2022
	•	Supported the Chief Executive Officer in the leadership succession planning process, and has played a pivotal role in developing the Company’s vision, mission and values
	•	Embarked on initiatives to highlight the Company’s focus on diversity, equity and inclusion
Lee Applbaum	•	Led the development of Wheels Up’s vision mission and values, and formalized the new brand’s visual identity
	•	Streamlined our member experience ecosystem, which is a core element of our strategic priority
Laura Heltebran	•	Provided critical leadership in the set-up and improvement of the Company’s governance practices and guided the Company through its first full year of SEC reporting
	•	Led the Legal team in the acquisitions of Air Partner and Alante Air Charter in early 2022
Eric Jacobs	•	Prior to his departure from Wheels Up in May 2022, provided strategic leadership over our finance function and was critical in building Wheels Up’s business model
Eric Cabezas	•	Assumed the role of Interim Chief Financial Officer between May 18, 2022 and June 29, 2022, in addition to his core responsibilities as the SVP of Financial Planning and Analysis
	•	Stabilized the business in a critical function during a time of transition, and continues to exceed expectations in driving value beyond his scope of responsibilities
(1)
Annual incentive bonuses paid to Messrs. Hegde and Horowitz for 2022 were based on their separation and release agreements entered into with the Company upon departure. See footnotes 6 and 7 to the annual incentive bonus payments table above for additional information.

70 Wheels Up Experience Inc. Proxy Statement and Notice of 2023 Annual Meeting of Stockholders

EXECUTIVE COMPENSATION (continued)
Long-Term Equity Incentives
Long-Term RSU Awards
The Wheels Up equity incentive program is intended to align the interests of the named executive officers with those of our stockholders to motivate them to make important contributions to the performance of Wheels Up. In fiscal year 2022, Wheels Up granted RSUs to all named executive officers under the long-term incentive program. The RSUs granted to our named executive officers will vest, if at all, in three equal tranches on each anniversary of the grant date. Grants of RSU awards to our named executive officers for fiscal year 2022 were as follows:
Name	Number of RSUs Awarded in 2022 (#)(1)	Grant Date Fair Value of 2022 RSU Awards ($)(2)
Kenny Dichter	1,600,000	$4,000,000(3)
Todd Smith	2,051,282	4,000,000(4)
Stevens Sainte-Rose	400,000	1,741,500
Lee Applbaum	550,965	2,000,003
Laura Heltebran	200,000	792,000
Eric Jacobs	150,000	594,000
Eric Cabezas	131,081	446,081
Vinayak Hegde	1,377,411	5,000,002
Jason Horowitz	100,000	$396,000
(1)	See the table and the related footnotes under “—Grants of Plan-Based Awards” for additional information about RSU awards granted to our named executive officers during fiscal year 2022.
(2)
The amounts in this column do not represent amounts the named executive officers received or are entitled to receive. Rather, the reported amounts represent the fair value of the awards computed in accordance with ASC 718 on the applicable grant date. The amounts do not reflect the risk that the awards may be forfeited in certain circumstances or, in the case of performance awards, that there is no payout.

(3)	Represents RSU awards granted to Mr. Dichter in June 2022 described under “—2022 CEO Awards” below.
(4)
Mr. Smith was hired as Chief Financial Officer on June 30, 2022. The amount in the table above represents RSU awards granted to Mr. Smith on July 1, 2022 pursuant to the 2022 Inducement Grant Plan in connection with the start of his employment with the Company.

For fiscal year 2022, RSU awards were granted to our named executive officers (other than our Chief Executive Officer and each executive officer who was not employed with the Company during 2021) based on individual performance during 2021. RSU awards are made by the Compensation Committee in the first quarter of the next fiscal year in connection with the Company's annual employee evaluation process. For our named executive officers (other than our Chief Executive Officer), individual performance ratings were determined by our Chief Executive Officer, with the assistance of the Chief People Officer. The Compensation Committee then, in its discretion, determines and approves RSU awards to our named executive officers, taking into account, among other things, prevailing market practices, performance ratings provided by the Chief Executive Officer and other factors relevant to determine performance. The Compensation Committee, in consultation with WTW, approved RSU awards to our Chief Executive Officer during fiscal year 2022 as described under “—2022 CEO Awards” below.
2022 CEO Awards
In June 2022, Kenny Dichter, our Chief Executive Officer and Chairman of the Board, was awarded a special equity award that consisted of the 1,600,000 RSUs reported in the table above under “—Long-Term RSU Awards” (the “CEO RSUs”), 380,000 PSUs that contain performance-based vesting conditions (the “CEO PSUs”) and 1,615,000 RSUs that contain market-based vesting conditions (the “CEO Market-Based RSUs”, and collectively with the CEO RSUs and CEO PSUs, the “2022 CEO Awards”). All of the 2022 CEO Awards require continued employment through the vesting date, subject to specified change in control and service termination exceptions.
The CEO PSUs will vest, if at all, with the achievement of certain separate performance conditions based on the achievement of pre-determined annual revenue and Adjusted EBITDA thresholds. Any CEO PSUs that have not vested prior to the date the audited financial statements for the year ending December 31, 2026 are finalized will be forfeited.
While the metrics between the CEO PSUs (revenue and Adjusted EBITDA) overlap with two of the three metrics in our Bonus Plan, we selected those metrics to align compensation more closely with the success of our stockholders and demonstrate our strong
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EXECUTIVE COMPENSATION (continued)
commitment to financial performance. In addition, the CEO PSUs have a longer performance period and more rigorous performance requirements than the Bonus Plan, and the Bonus Plan has a third metric—corporate measures—as described above. Accordingly, the CEO PSUs and Bonus Plan are not identical and serve different purposes based on the performance periods and relative goals.
The CEO Market-Based RSUs will vest, if at all, with the achievement of certain separate market-based vesting conditions based on the closing Common Stock price over any 30 consecutive trading day-period that occurs prior to December 31, 2026.
The stock price hurdles attributable to the CEO Market-Based RSUs and annual revenue and Adjusted EBITDA goals attributable to the CEO PSUs are as follows:
Metric	Total Weighting(1)		Hurdle 1	Hurdle 2	Hurdle 3	Hurdle 4	Total 2022 CEO Awards(2)
CEO Market-Based RSUs	80%	Threshold	$15/share	$20/share	$25/share	$30/share
		# of shares	566,667	425,000	340,000	283,333	1,615,000
Annual Revenue-based CEO PSUs	10%	Threshold	$1.5 billion	$1.75 billion	$2.0 billion	$2.5 billion
		# of shares	133,333	50,000	40,000	33,333	190,000
Adjusted EBITDA-based CEO PSUs	10%	Threshold	Breakeven	$100 million	$200 million
		# of shares	50,000	40,000	33,333		190,000
Total	100%						1,995,000
(1)	Total weighting reflects total number of shares for the applicable award type as a percentage of the total 2022 CEO Awards granted to Mr. Dichter in June 2022.
(2)	Table excludes the CEO RSUs, which are included in the table above under “—Long-Term RSU Awards.”
The Compensation Committee intended that the 2022 CEO Awards be a special equity award to Mr. Dichter that will cover a substantial period of time in the future. The Compensation Committee, together with WTW, evaluated alternatives with the goal of aligning the performance metrics for the CEO PSUs and Market-based CEO RSUs with substantial financial success of the Company and an increase in stockholder value over a longer-term horizon. In light of the most important performance drivers for the Company over the long-term, the Compensation Committee, upon the recommendation of WTW, determined to tie vesting of the CEO PSUs to revenue and Adjusted EBITDA success and Market-based CEO RSUs to increases in stockholder value. Likewise, the Compensation Committee also determined to weight the 2022 CEO Awards more heavily toward increases in our stock price to further align the Chief Executive Officer’s compensation with stockholder value. The Compensation Committee, together with WTW, analyzed potential revenue, Adjusted EBITDA and stock price goals in light of Company projections and market performance, and established the thresholds listed in the table above at significantly high levels to incentivize actions that will lead to measurable increases in stockholder value. The Compensation Committee determined that an approximately five-year performance period ending on December 31, 2026 was a reasonable period for achievement in relation to significantly high performance metrics required for vesting. In addition, the declining number of shares that Mr. Dichter has the opportunity to earn upon achievement of progressively higher performance hurdles was intended to reflect expected higher trading prices per share of our Common Stock at such levels.
The Company’s annual revenue for fiscal year 2022 exceeded the $1.5 billion target associated with the first hurdle of the CEO PSUs with an annual revenue-based performance measure. As a result, the Compensation Committee determined that the vesting condition associated with 133,333 CEO PSUs had been satisfied upon completion of the Company’s audited financial statements for the fiscal year ended December 31, 2022, at which time such vested CEO PSUs were settled on a one-to-one basis in shares of Common Stock.
Expected Changes for 2023 Compensation
As part of the Compensation Committee’s annual compensation review process, the Compensation Committee determined in the first quarter of 2023 to make certain adjustments to the Company’s executive compensation program to further align the compensation of our executive officers with stockholder return and our path to positive Adjusted EBITDA. The Compensation Committee’s review included an analysis of each element of our 2022 executive compensation program, updated compensation information for our Compensation Peer Group and the evaluation of other factors that the Compensation Committee deemed relevant. After consultation
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EXECUTIVE COMPENSATION (continued)
with WTW and members of senior management, the Compensation Committee determined to adjust base salaries for our named executive officers for fiscal year 2023 and shift the mix of equity incentive awards to be awarded to executive officers and other high-level employees to a mix of RSUs and PSUs that utilize relative TSR and Adjusted EBITDA performance-based metrics, as described below.
The Compensation Committee approved the following changes to the base salaries of our named executive officers for fiscal year 2023:
Name	2022 Base Salary ($)	2023 Base Salary ($)	Percentage Change (%)
Kenny Dichter	$950,000	$950,000	No change
Todd Smith	575,000	603,750	5.0%
Stevens Sainte-Rose	470,000	515,000	9.6%
Lee Applbaum	395,000	406,850	3.0%
Laura Heltebran	$475,000	$496,375	4.5%
In line with the Company’s overall focus on achieving positive Adjusted EBITDA, the Compensation Committee approved a change to the annual incentive bonus program for fiscal year 2023 to increase the weighting of the Adjusted EBITDA component of the company performance measure component from 40% to 50% and decrease the revenue component from 40% to 30%. The Compensation Committee also approved a change in the Company’s equity incentive compensation program, which historically included only RSU awards, to include a mix of RSU awards and PSU awards that comprise up to 25% of each named executive officer’s total long-term equity incentive compensation for fiscal year 2023. The Compensation Committee believes that shifting to a greater percentage of long-term equity incentive compensation in the form of performance-based awards in 2023 will further align executive compensation with important drivers of stockholder value. The RSU and PSU awards granted by the Compensation Committee to our named executive officers, excluding our Chief Executive Officer, and other employees during the first quarter of 2023 are contingent upon stockholder approval of the Amended and Restated 2021 LTIP at the Annual Meeting. See “Proposal No. 4—Amendment and Restated of Wheels Up Experience Inc. 2021 Long-Term Incentive Plan” for more information.
The contingent PSU awards granted by the Compensation Committee to our named executive officers, excluding our Chief Executive Officer, in the first quarter of 2023 will vest, if at all, on the last day of the three-year performance period upon achievement of two equally weighted performance metrics: (i) relative TSR compared to the Compensation Peer Group; and (ii) Adjusted EBITDA. These contingent PSU awards vest over three overlapping performance periods that are each equally weighted relative to the total number of PSUs granted: (a) the one-year performance for fiscal year 2023; (b) the two-year cumulative performance for fiscal years 2023 and 2024; and (c) the three-year cumulative performance for fiscal years 2023 through 2025. No award will vest until the end of the three-year vesting period.
The table below sets forth the performance metrics and approximate weighting by performance period for the contingent PSU awards granted to our named executive officers, excluding our Chief Executive Officer, during the first quarter of 2023:
Metric	Performance Periods			Total
	Fiscal Year 2023	Fiscal Years 2023-2024	Fiscal Years 2023-2025
Adjusted EBITDA	16.7%	16.7%	16.7%	50%
Relative TSR	16.7%	16.7%	16.7%	50%
Total:				100%
The Adjusted EBITDA targets for a given period will be determined by the Compensation Committee during the first quarter of each fiscal year based on information from management regarding expected Company performance. For performance periods that are based on combined Adjusted EBITDA results for consecutive fiscal years, the Compensation Committee will approve the results in the first quarter following the performance year, taking into account performance during any completed fiscal year.
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EXECUTIVE COMPENSATION (continued)
Vesting is based on the Company’s achievement of certain relative TSR performance metrics in comparison to the Compensation Peer Group based on the following predetermined scale:
Performance Range	Payout (as a % of Target)
Above 75th Percentile	200%
Between 50th and 75th Percentile	Interpolation between 100% to 200%
50th Percentile	100%
Between 25th and 50th Percentile	Interpolation between 50% to 100%
25th Percentile	50%
Below 25th Percentile	0%
Perquisites and Other Benefits
We believe our perquisites are an important aspect of our executive compensation program and provide important benefits to our named executive officers given the nature of the private aviation industry. Additional details on our primary perquisites and other benefits are included below. Amounts attributable to the following items are reflected in the column titled “All other compensation” in the Summary Compensation Table.
Aircraft Use
Our executive officers use our aircraft for flights that are integrally and directly related to their business duties. Given the nature of our business, we also expect our executive officers to utilize our aircraft for personal benefit as a way to help promote, increase and maintain the Wheels Up brand. Accordingly, we allocate to our executive officers and members of the Board a specified number of hours per year of flight time. Executive officers and members of the Board are all required to pay the initiation fee to join the Wheels Up Core membership program and must remain a member in good standing, including payment of annual dues, in order to utilize the aforementioned hours of flight time. Flight time not utilized in the calendar year in which granted may be carried over to subsequent years so long as the executive or director remains a member of Wheels Up in good standing. Flight time is awarded to our named executive officers on a quarterly basis either by the Board, in its discretion, or pursuant to the named executive officer’s employment agreement or offer letter, subject to adjustment by the Board from time-to-time based on the level of the Executive. In the event that flight time awarded is for use of a specific type of aircraft, the named executive officer may be upgraded to the next cabin level based on availability of aircraft at the time of flight.
For 2022, the aggregate incremental cost to the Company of flight hours compensation paid to our Chief Executive Officer was $1,189,254 and aggregate $518,408 for our other named executive officers. We determine the incremental cost of the personal use of its corporate aircraft based on the variable operating costs to the company, which includes: (i) landing, ramp and parking fees and expenses; (ii) crew travel expenses; (iii) supplies and catering; (iv) aircraft fuel and oil expenses per hour of flight; (v) any customs, foreign permit and similar fees (excluding carbon offset fees); (vi) crew travel; and (vii) passenger ground transportation. Because the aircraft are used primarily for business purposes, this methodology excludes fixed costs that do not change based on usage, such as the salaries of pilots and crew, purchase or lease costs of aircraft and costs of maintenance and upkeep.
The executive officers incur taxable income for usage of their granted flight time, calculated in accordance with the tax Standard Industry Fare Level. Wheels Up does not grant bonuses to cover, reimburse or otherwise “gross-up” any income tax owed for personal travel on its aircraft. Our executive officers may have family members and other guests accompany them on the aircraft when traveling for Wheels Up business. Under our policy, executive officers are required to reimburse us for any incremental cost to us for guests accompanying such executive officers on the aircraft for business travel. The executive officer may also pay for any personal travel in excess of the executive’s allotted hours, based on discounted hourly rates that have been approved by the Board and that cover the incremental costs to Wheels Up.
Participation in Benefits Plans
The named executive officers and key employees are eligible to participate in the Wheels Up employee benefit plans provided for other employees, such as a 401(k) plan, life insurance, group health insurance and short- and long-term disability insurance. We offer 401(k) plan matching for all employees, including our named executive officers. For pay periods from January through July 2022, our
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EXECUTIVE COMPENSATION (continued)
401(k) plan matched up to 50% of employee contributions, up to 6% of gross pay up to applicable IRS limits for defined contribution plans. Beginning in August 2022, we increased our 401(k) plan match to 100% of employee contributions, up to 6% of gross pay up to applicable IRS limits for defined contribution plans. Wheels Up does not have a defined benefit retirement plan.
Other Benefits
From time to time, the Compensation Committee may approve the payment of certain other benefits to our named executive officers, including payment for certain commuting expenses and payments of or reimbursements for life insurance premiums for policies in addition to those generally provided to all employees. We evaluate whether to provide these benefits in light of the other elements of our executive compensation program, including the named executive officer’s overall compensation and the relative benefit to Wheels Up of providing such other benefits. We may in the future determine to pay other benefits to our named executive officers to align our practices with those of our competitors or otherwise provide benefits for their contributions to the Company. Certain named executive officers may also be entitled to specific reimbursements pursuant to the terms of their employment agreements or offer letters.
Termination-Based Compensation
We maintain certain plans and are subject to certain contractual agreements with our named executive officers that provide for compensation to our named executives in the event of a termination of service in various scenarios, including a change in control, as follows:
•
the WUP Incentive Plan, WUP Option Plan, 2021 LTIP and 2022 Inducement Grant Plan contain provisions that would be used to determine the treatment of unvested equity incentive awards granted thereunder in the event of termination of certain service scenarios, including a change in control;

•
we have entered into employment agreements and offer letters with our named executive officers, which generally contain certain provisions that would be used to determine compensation to the named executive officer in the event of a termination of service in various scenarios; and

•
the Compensation Committee approved the Executive Severance Guidelines (the “Severance Guidelines”) in October 2021 to provide for minimum treatment under certain termination of service scenarios described in the employment offer letters for incoming executive officers, which generally sets forth, among other things, the amounts of salary and bonus payable to our Chief Executive Officer and our other named executive officers if terminated by the Company without “Good Cause” or if the executive officer resigns for “Good Reason” (as defined in the Severance Guidelines), subject to the separated employee’s execution and non-revocation of a general release of claims in Wheels Up’s favor.

See “Executive Compensation—Potential Payments Upon Termination or Change of Control—Executive Severance Guidelines” in this proxy statement for additional details about compensation payable to our named executive officers under certain termination of service scenarios.
During fiscal year 2022, certain named executive officers departed the Company. The positions of Messrs. Hegde and Horowitz were eliminated. We also entered into separation and release agreements with each of Messrs. Hegde and Horowitz, which included a release of claims and agreement to comply with restrictive covenants to protect the Company. Mr. Jacobs’ termination was the result of a mutual agreement. We also entered into a separation and release agreement with Mr. Jacobs, which included a release of claims and agreement to comply with restrictive covenants to protect the Company. Messrs. Hegde, Horowitz and Jacobs had each previously entered into an employment agreement with the Company that contained certain terms applicable under termination of service scenarios. In light of the service of each of Messrs. Hegde, Horowitz and Jacobs to the Company during a period of high growth, and to ensure a smooth transition of duties in their absence, the Compensation Committee determined to approve certain terms of their separation and release agreements that varied from the Severance Guidelines.
Tax and Accounting Matters
While the Compensation Committee generally considers the tax and accounting impacts of their executive compensation decisions and practices, these aspects have not materially affected the decisions made about the compensation awarded to our named executive officers historically. The Compensation Committee takes into account the following potential tax considerations when determining priorities for executive compensation decisions and programs, including whether the Company may be eligible to receive a U.S. federal
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EXECUTIVE COMPENSATION (continued)
income tax deduction under Section 162(m) of the Code and related regulations of the Internal Revenue Service, whether there are deferred compensation penalty considerations under Section 409A of the Code, and whether the Company may be eligible for a tax deduction under Section 280G of the Code, as well as the application of any excise tax on under Section 4999 of the Code.
In addition, the Company accounts for equity incentive compensation under the requirements of ASC 718. We also consider other generally accepted accounting principles in designing our executive compensation program and determining changes to policies and practices related to equity compensation.
2022 Say on Pay Frequency Advisory Vote Results
At our 2022 annual meeting of stockholders held on June 2, 2022 (the “2022 Annual Meeting”), we held a non-binding stockholder advisory vote to determine whether the frequency of the vote to approve the compensation of our named executive officers should be every 1 year, 2 years or 3 years. Our stockholders expressed their preference to vote to approve, on a non-binding, advisory basis, the compensation of our named executive officers every year. Therefore, we have included as Proposal No. 2 in this proxy statement a non-binding, advisory vote on named executive compensation for the fiscal year ended December 31, 2022. Per SEC rules, we were not required to hold a non-binding, advisory vote to approve the compensation of our named executive officers at the 2022 Annual Meeting.
Report of the Compensation Committee of the Board of Directors
The Compensation Committee has reviewed and discussed with Wheels Up management the Compensation Discussion and Analysis and, based on such review and discussion, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement.
Respectfully Submitted,

The Compensation Committee of the Board of Directors

David Adelman, Chair Timothy Armstrong Susan Schuman
76 Wheels Up Experience Inc. Proxy Statement and Notice of 2023 Annual Meeting of Stockholders

EXECUTIVE COMPENSATION (continued)
Executive Compensation Tables
Summary Compensation Table
The following table provides information regarding the compensation earned by our named executive officers for services rendered in all capacities during the years ended December 31, 2022, 2021 and 2020, respectively.
Name and principal position	Year	Salary ($)(1)	Bonus ($)	Stock awards ($)(2)	Option awards ($)(3)	Non-equity incentive plan compensation ($)(4)	All other compensation ($)(5)	Total ($)
Kenny Dichter(6) Chief Executive Officer and Chairman of the Board
	2022	950,000	—	5,211,800	—	1,130,500	1,358,454	8,650,754
	2021	950,000	—	—	—	1,710,000	6,845,783	9,505,783
	2020	842,212	175,000	3,045,445	—	1,900,000	893,309	6,855,966
Todd Smith(7) Chief Financial Officer
	2022	280,865	—	4,000,000	—	442,750	46,600	4,770,216
Stevens Sainte-Rose(8) Chief People Officer
	2022	460,962	300,000	1,741,500	—	517,000	44,559	3,064,020
Lee Applbaum(9) Chief Marketing Officer
	2022	395,000	—	2,000,003	—	248,850	108,381	2,752,234
	2021	362,981	—	1,209,583	—	350,000	212,238	2,134,802
	2020	57,885	—	—	2,059,800	—	—	2,117,685
Laura Heltebran Chief Legal Officer
	2022	474,038	—	792,000	—	349,125	23,268	1,638,431
Eric Jacobs(10) Former Chief Financial Officer
	2022	196,096	—	594,000	—	346,500	632,001	1,768,597
	2021	480,769	—	1,935,338	—	432,924	43,899	2,892,930
	2020	450,793	—	—	—	475,000	84,414	1,010,207
Eric Cabezas(11) Senior Vice President, Finance & Former Interim Chief Financial Officer
	2022	297,404	50,000	446,081	—	130,813	16,669	940,966
Vinayak Hegde(12) Former President
	2022	524,135	—	5,000,002	—	602,055	1,261,308	7,387,500
	2021	312,692	250,000	5,379,070	4,373,729	346,483	27,094	10,689,068
Jason Horowitz(13) Former Chief Business Officer
	2022	405,577	—	396,000	—	356,250	590,701	1,748,528
	2021	475,000	—	1,209,583	—	427,500	92,508	2,204,591
	2020	450,793	—	1,125,000	—	475,000	44,683	2,095,476
(1)
Amounts listed for 2020 reflect a reduction in salary for Messrs. Dichter, Horowitz and Jacobs in the amount of 50%, 25% and 25%, respectively, for the period April 24, 2020 through July 17, 2020, implemented in conjunction with company-wide COVID-19 cost cutting initiatives. The annual base salary for such named executive officers for 2020, prior to giving effect to the aforementioned reductions, were $950,000, $475,000 and $475,000, respectively.

(2)
Amounts listed for fiscal years 2022 and 2021 represent the aggregate grant date fair value of RSUs and PSUs, as applicable, granted to the named executive officer under the 2021 LTIP during 2021 and 2022 or, in the case of Mr. Smith, under the 2022 Inducement Grant Plan. Amounts listed for 2020 represent the aggregate grant date fair value of WUP profits interest and/or restricted interest awards granted to the named executive officer under the Wheels Up Partners Holdings LLC Equity Incentive Plan during 2020. All such amounts were calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation—Stock Compensation (“ASC 718”) and using the assumptions contained in Note 13, Stockholders’ Equity and Equity-Based Compensation of the Notes to Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022. For details regarding the vesting conditions of the stock awards, see “—Outstanding Equity Awards at Year End” below.

(3)
Amounts listed represent the aggregate grant date fair value of stock options granted to the named executive officer under the 2021 LTIP during 2021. Amounts listed for 2020 represent the aggregate grant date fair value of stock options granted to the named executive officer under the

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EXECUTIVE COMPENSATION (continued)
Wheels Up Partners Holdings LLC Option Plan during 2020. Such amounts were calculated in accordance with ASC 718 and using the assumptions contained in Note 13, Stockholders’ Equity and Equity-Based Compensation of the Notes to Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2022 . For details regarding the vesting conditions of the award, see “—Outstanding Equity Awards at Year End” below.
(4)
The amounts for 2022, 2021 and 2020 reported represent the amounts earned by our named executive officers upon the achievement of certain company and individual performance objectives approved by the Board of Directors for fiscal years 2022, 2021 and 2020, respectively. Except as required to comply with the limitations described under “—Narrative Disclosure to Summary Compensation and Grants of Plan-Based Awards Tables — CARES Act Compensation Limitation,” these amounts were paid to the named executive officers during the first quarter of the subsequent fiscal year. Please see the description of the Bonus Plan under “—Compensation Discussion and Analysis—Wheels Up Annual Bonus Plan” above.

(5)	The reported amounts of all other compensation for 2022 include the following items:
Name	Flight Hours Awarded	Flight Hours Used(a)	Value of Flight Hours Used ($)(b)	Contributions to 401(k) Plan ($)(c)	Other Perquisites and Benefits ($)(d)
Kenny Dichter	250	240.6	1,189,254	13,500	155,700(e)
Todd Smith	35	9.6	32,410	14,191	—
Stevens Sainte-Rose	20	4.0	26,120	18,439	—
Lee Applbaum	41	14.5	94,881	13,500	—
Laura Heltebran	20	3.0	10,128	13,140	—
Eric Jacobs	55	20.7	123,501	13,500	495,000(f)
Eric Cabezas	—	—	—	16,669	—
Vinayak Hegde	65	20.7	129,167	22,141	1,110,000(g)
Jason Horowitz	35	17.1	102,201	13,500	475,000(h)
(a)
Any flight hours awarded but not used in a calendar year in which granted may be carried over to subsequent years so long as the executive remains a paid member in good standing of the Wheels Up membership program.

(b)
Aggregate cost of flight hours used reflects the incremental cost to us in connection with the named executive officer’s use of flight hours. Amounts reflected for Messrs. Dichter, Smith, Applbaum, Horowitz and Hegde, and Ms. Heltebran, do not include $148,976, $4,301, $890, $24,331, $15,262 and $773, respectively, of taxable income incurred by the named executive officer for use of flight hours, calculated in accordance with the tax Standard Industry Fare Level.

(c)	Reflects the payment of contributions by us to our 401(k) plan during fiscal year 2022.
(d)
Messrs. Smith, Sainte-Rose, Applbaum and Cabezas and Ms. Heltebran did not receive other perquisites or personal benefits in excess of the reporting thresholds under SEC rules. From time to time, the named executive officers attend events hosted, produced or sponsored by Wheels Up at no measurable incremental cost to Wheels Up. In addition, certain Wheels Up executives and employees are provided with Delta 360 and SkyMiles Medallion benefits pursuant to the Benefits Letter (as defined herein), at no measurable incremental cost to Wheels Up.

(e)	Amount reflected for Mr. Dichter includes the payment of (i) premiums for life insurance in the amount of $76,500, and (ii) $79,200 to reflect the cost of a driver provided by us to Mr. Dichter.
(f)
For Mr. Jacobs, includes a separation payment paid as a lump sum in the amount equal to $495,000 representing 12 months of Mr. Jacobs’s base salary pursuant to the Jacobs Separation Agreement (as defined herein). Upon separation from the Company, Mr. Jacobs was awarded aggregate 91 hours of flight time in connection with the Jacobs Separation Agreement (as defined herein), which is not included in the amount above for 2022. See “—Aircraft Use”.

(g)
For Mr. Hegde, includes a separation payment paid as a lump sum in the amount equal to $600,000 representing 12 months of Mr. Hegde’s base salary, $400,000 as an additional lump sum, and $110,000 as an additional lump sum for advisory services to be provided to the Company until November 9, 2023, in each case pursuant to the Hegde Separation Agreement (as defined herein).

(h)
For Mr. Horowitz, includes a separation payment paid as a lump sum in the amount equal to $475,000 representing 12 months of Mr. Horowitz’s base salary pursuant to the Horowitz Separation Agreement (as defined herein). Upon separation from the Company, Mr. Horowitz was awarded an aggregate 11 hours of flight time in connection with the Horowitz Separation Agreement and Horowitz Consulting Agreement (as defined below), which is not included in the amount above for 2022. See “—Aircraft Use”.

(6)
The bonus amount for fiscal year 2020 reflects a signing bonus that was paid to Mr. Dichter in connection with the execution of his employment agreement with WUP dated April 17, 2020. On December 30, 2020, Mr. Dichter forfeited 888,475 WUP profits interests granted to him on April 29, 2020 under the Wheels Up Partners Holdings LLC Equity Incentive Plan. In accordance with the SEC’s rules, the stock awards amount for 2020 reflects the full value of Mr. Dichter’s awards received in 2020, inclusive of the forfeited interests.

(7)
Mr. Smith was hired as Chief Financial Officer in June 2022 and the salary amount for fiscal year 2022 reflects the prorated amount beginning on his original date of hire, based on an annualized salary of $575,000 for fiscal year 2022.

(8)
Mr. Sainte-Rose was hired as Chief People Officer in January 2022 and the salary amount for fiscal year 2022 reflects prorated amounts beginning on his original date of hire, based on an annualized base salary of $470,000 for fiscal year 2022. In addition, Mr. Sainte-Rose received (i) a signing bonus in the amount of $250,000 in connection with the execution of his employment offer letter with WUP dated November 8, 2021, payment of which was made in fiscal year 2022 after his start date, and (ii) a recognition payment approved by the Compensation Committee in the amount of $50,000 for service to the Company during fiscal 2022 that was awarded and paid to Mr. Sainte-Rose during the first quarter of 2023.

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EXECUTIVE COMPENSATION (continued)
(9)
Mr. Applbaum was hired as Chief Marketing Officer in October 2020 and the salary amounts for fiscal year 2020 reflect prorated amounts beginning on his original date of hire, based on an annualized salary of $350,000 for fiscal year 2020. Mr. Applbaum received a grant of stock options in connection with starting employment with the Company pursuant to his employment agreement.

(10)
Mr. Jacobs served as our principal financial officer until May 18, 2022. The salary amount for fiscal year 2022 reflects prorated amounts to the date of separation, based on an annualized base salary of $495,000 for fiscal year 2022. The salary amount for fiscal year 2021 reflects actual base salary paid to Mr. Jacobs during fiscal year 2021, based on an annualized salary of $475,000 from January 1, 2021 through September 13, 2021 and an annualized salary of $495,000 through the end of the fiscal year. See footnote 1 above for details about Mr. Jacobs’ salary in 2020.

(11)
Mr. Cabezas served as our interim principal financial officer from May 18, 2022 until June 29, 2022. He remains employed with Wheels Up as Senior Vice President, Finance. The salary amount for fiscal year 2022 reflects prorated amounts based on an annualized base salary of $240,000 from January 1, 2022 through February 27, 2022, $275,000 from February 28, 2022 through May 31, 2022, and $325,000 from June 1, 2022 through the remainder of fiscal year 2022. In 2022, Mr. Cabezas also received a special cash bonus in consideration for service as our interim Chief Financial Officer.

(12)
Mr. Hegde served as our President from September 13, 2021 until November 9, 2022. The salary amount for fiscal year 2021 reflects prorated amounts beginning on his original date of hire on May 5, 2021, based on an annualized salary of $475,000 from his start date through September 13, 2021, the date on which he was appointed President, and an annualized salary of $495,000 through the end of fiscal year 2021. The salary amount for fiscal year 2022 reflect prorated amounts to the date of separation, based on an annualized salary of $600,000 from January 1, 2022 through the date of separation. The bonus amount for fiscal year 2021 reflects a signing bonus that was paid to Mr. Hegde in connection with the execution of his employment agreement with WUP, dated April 17, 2021.

(13)
Mr. Horowitz served as our Chief Business Officer until November 1, 2022. The salary amount for fiscal year 2022 reflects prorated amounts to the date of separation, based on an annualized salary of $475,000 for fiscal year 2022.

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EXECUTIVE COMPENSATION (continued)
Grants of Plan-Based Awards
The following table provides information regarding grants of equity awards under the 2021 LTIP and 2022 Inducement Grant Plan during the fiscal year ended December 31, 2022:
Name	Grant Date(1)	Estimated future payouts under non-equity incentive plan awards			Estimated future payouts under equity incentive plan awards			All other stock awards: Number of shares of stock or units (#)(2)	Grant date fair value of stock and option awards ($)(3)
		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Kenny Dichter	6/8/2022	—	—	—	—	380,000(4)	—	—	950,000
	6/8/2022	—	—	—	—	1,615,000(5)	—	—	261,800
	6/8/2022	—	—	—	—	—	—	1,600,000	4,000,000
Todd Smith	7/1/2022	—	—	—	—	—	—	2,051,282(6)	4,000,000
Stevens Sainte-Rose	2/16/2022	—	—	—	—	—	—	150,000	594,000
	1/3/2022							250,000	1,147,500
Lee Applbaum	2/8/2022	—	—	—	—	—	—	550,965	2,000,003
Laura Heltebran	2/16/2022	—	—	—	—	—	—	200,000	792,000
Eric Jacobs(7)	2/16/2022	—	—	—	—	—	—	150,000	594,000
Eric Cabezas	5/18/2022	—	—	—	—	—	—	50,000(8)	125,000
	2/16/2022	—	—	—	—	—	—	81,081	321,081
Vinayak Hegde(9)	2/8/2022	—	—	—	—	—	—	1,377,411	5,000,002
Jason Horowitz(10)	2/16/2022	—	—	—	—	—	—	100,000	396,000
(1)	The grant date for the 2021 LTIP or the 2022 Inducement Grant Plan, as applicable, is the grant date determined under ASC 718.
(2)
Unless otherwise noted with respect to a specific grant, represents RSU awards granted pursuant to the 2021 LTIP that vest in three equal installments on each annual anniversary following the grant date.

(3)
The amounts in this column do not represent amounts the named executive officers received or are entitled to receive. Rather, the reported amounts represent the fair value of the awards computed in accordance with ASC 718 on the applicable grant date. For awards subject to performance conditions, the value shown is based on the probable outcome of the performance condition as of the applicable grant date. The amounts do not reflect the risk that the awards may be forfeited in certain circumstances or, in the case of performance awards, that there is no payout.

(4)
Represents CEO PSU awards granted to Mr. Dichter on June 8, 2022, which contain separate performance conditions based on the achievement of pre-determined annual revenue and Adjusted EBITDA thresholds for periods ending on or before December 31, 2026.

(5)
Represents CEO Market-based RSU awards granted to Mr. Dichter on June 8, 2022, which contain separate market-based vesting conditions based on the closing trading price per share of Common Stock over any 30 consecutive trading day-period that occurs prior to December 31, 2026.

(6)
Represents RSU awards granted to Mr. Smith on July 1, 2022 pursuant to the 2022 Inducement Grant Plan, which are scheduled to vest in three equal installments on December 30, 2022, December 30, 2023 and December 30, 2024.

(7)	Mr. Jacobs served as our principal financial officer until May 18, 2022.
(8)
Mr. Cabezas served as our interim principal financial officer from May 18, 2022 until June 29, 2022. He remains employed with Wheels Up as Senior Vice President, Finance. In connection with his appointment as our interim principal financial officer, 50,000 RSU awards were granted to Mr. Cabezas on May 18, 2022, which are scheduled to vest in three equal installments on May 18, 2023, May 18, 2024 and May 18, 2025.

(9)	Mr. Hegde served as our President until November 9, 2022.
(10)	Mr. Horowitz served as our Chief Business Officer until November 1, 2022.
Narrative Disclosure to Summary Compensation and Grants of Plan-Based Awards Tables
Primary Elements of Compensation
As described in our CD&A, the Compensation Committee determined that compensation of our named executive officers in 2022 would be comprised of the following compensation elements:
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EXECUTIVE COMPENSATION (continued)
•
Base Salary. Each named executive officer’s base salary is a fixed component of annual compensation for performing specific duties and functions and has been established by the Board considering each individual’s role, responsibilities, skills and experience.

•
Annual Incentive Bonuses. The Bonus Plan is intended to reward the named executive officers for meeting objective or subjective performance goals during the year. These cash bonuses are reflected in the column titled “Non-equity incentive plan compensation.”

•
Long-Term Equity Incentives. The Wheels Up equity grant program is intended to align the interest of the named executive officers with those of its equity holders to motivate them to make important contributions to the performance of Wheels Up. During the year ended December 31, 2022, all long-term equity incentive awards in the form of RSU and PSU to our named executive officers were granted under the 2021 LTIP and 2022 Inducement Grant Plan. For more information regarding the equity grant plans of Wheels Up prior to the Business Combination, see “—WUP Equity Incentive Plan” and “—WUP Option Plan” below. In addition, under the 2021 LTIP the named executive officers are entitled to receive equity incentive awards in accordance with the terms and conditions of such plan. These equity grants are reflected in the columns titled “Stock awards” and “Option awards.”

•
Perquisites and Other Benefits. The named executive officers and key employees are eligible to participate in the Wheels Up employee benefit plans provided for other employees, such as a 401(k) plan, life insurance, group health insurance and short- and long-term disability insurance. Wheels Up does not have a defined benefit retirement plan. Certain named executive officers are eligible to receive certain other perquisites and benefits from time to time, including use of our aircraft as described under “—Aircraft Use” below. Amounts attributable to the foregoing items are reflected in the column titled “All other compensation.”

Allocation of Compensation
The Compensation Committee exercises its judgment to allocate executive compensation among our four primary elements in order to provide the appropriate mix of fixed and at-risk compensation, and further align short- and long-term compensation to company and individual performance goals. The decision is informed and guided by market practice and compensation data, with the goal of maintaining a balance between fixed and at-risk compensation, as well as between short- and long-term incentives. In addition, the Compensation Committee also considers factors such as individual performance and internal equity when determining the allocation of compensation. The allocation of compensation for fiscal year 2022 is described in further detail under “—Compensation Discussion and Analysis—Primary Elements of Compensation for Fiscal Year 2022” above with respect to each type of compensation paid to our named executive officers during fiscal year 2022.
The amounts shown for annual incentive bonuses under the Bonus Plan represent the target and maximum amounts of annual cash incentive compensation that, depending on Company, department and individual performance, might have been paid to each named executive officer for performance during the fiscal year ended December 31, 2022. The actual amount paid for 2022 is included in the “Non-Equity Incentive Plan Compensation” column and corresponding footnote of the Summary Compensation Table. See “—Compensation Discussion and Analysis—Primary Elements of Compensation for Fiscal Year 2022—Wheels Up Annual Bonus Plan” for additional details on annual incentive bonuses and the determination of base salary and annual incentive bonus amounts reflected in the Summary Compensation Table.
Messrs. Jacobs, Hegde and Horowitz ceased to be employed with the Company during the year ended December 31, 2022, and pursuant to the terms of their separation and release agreements, were entitled to receive annual incentive bonuses as if they continued employment with the Company through the end of the year. The annual incentive bonuses attributable to the fiscal year ended December 31, 2022 were each paid in 2023 in a lump sum to the separated named executive officer at the same time and in the same manner as regular annual bonuses were distributed to other similarly situated senior executives of the Company in accordance with the Company’s policy. See “—Contractual Arrangements with Former Named Executive Officers” below for additional information about the separation and release agreements entered into between the Company and each of Messrs. Jacobs, Hegde and Horowitz.
Material Terms of Grants of Plan-Based Awards
The amounts shown for RSU and PSU awards in the Summary Compensation Table and Grants of Plan-Based Awards table represent the number of RSUs and PSUs, as applicable, awarded to the named executive officers during the fiscal year ended December 31, 2022 and the grant date fair value of the RSUs and PSUs, as applicable, determined in accordance with ASC 718. The grant date fair values are calculated using the closing trading price per share of Common Stock on the grant date.
As described under “—Compensation Discussion and Analysis—Primary Elements of Compensation for Fiscal Year 2022—Long-Term Equity Incentives”, the Compensation Committee determined to award a mix of RSU and PSU awards to certain of our named executive
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EXECUTIVE COMPENSATION (continued)
officers during the fiscal year ended December 31, 2022 as part of our long-term equity incentive program. Upon vesting, RSU and PSU awards granted under the 2021 LTIP and 2022 Inducement Grant Plan vest and settle on a one-for-one basis into shares of Common Stock. In addition, the equity incentive awards granted to our named executive officers during the fiscal year ended December 31, 2022 reflected in the Grants of Plan-Based Awards table above had the following general characteristics:
•	RSU awards granted under the 2021 LTIP and 2022 Inducement Grant Plan represent RSU awards that vest in three equal installments on each annual anniversary following the grant date;
•
CEO Market-based RSU awards granted under the 2021 LTIP to Mr. Dichter are subject to separate market-based vesting conditions based on the closing trading price per share of Common Stock over any 30 consecutive trading day-period that occurs prior to December 31, 2026; and

•
CEO PSU awards granted under the 2021 LTIP to Mr. Dichter are subject to separate performance conditions based on the achievement of pre-determined annual revenue and Adjusted EBITDA thresholds for periods ending on or before December 31, 2026.

RSU awards granted under the 2022 Inducement Grant Plan were granted to Mr. Smith during the fiscal year ended December 31, 2022 as one-time employment inducement grants pursuant to his employment offer letter. Such RSU awards contain generally the same terms as other RSU awards granted under the 2021 LTIP during the fiscal year ended December 31, 2022. See “—Employment Agreements and Offer Letters of Current Named Executive Officers” and “—Wheels Up 2022 Inducement Grant Plan” for additional information about these RSU awards.
The RSU and PSU awards granted to our named executive officers under the 2021 LTIP and 2022 Inducement Grant Plan during the fiscal year ended December 31, 2022 are subject to forfeiture by the named executive officers in the event of certain termination of service scenarios. See “—Potential Payments Upon Termination or Change of Control— Potential Payments Under Equity Incentive Plans and Award Agreements” for details about the treatment of outstanding unvested RSU and PSU awards based on various termination of service scenarios.
Messrs. Jacobs, Hegde and Horowitz ceased to be employed with the Company during the year ended December 31, 2022. In connection with their separations, the Compensation Committee determined to accelerate the vesting of certain unvested RSU and stock option awards under the 2021 LTIP, including certain RSU awards granted during the fiscal year ended December 31, 2022, pursuant to their separation and release agreements. Amounts corresponding to such vested RSUs and stock options are reflected in the Summary Compensation Table under the column titled “All other compensation.” See “—Contractual Arrangements with Former Named Executive Officers” below for additional information about the separation and release agreements entered into between the Company and each of Messrs. Jacobs, Hegde and Horowitz.
Aircraft Use
Our named executive officers use our aircraft for flights that are integrally and directly related to their business duties. Given the nature of our business, we also expect our named executive officers to utilize our aircraft for personal benefit, as a way to help promote, increase and maintain the Wheels Up brand. Accordingly, we allocate to our named executive officers and members of the Board a specified number of hours per year of flight time. For 2022, the aggregate incremental cost to the Company of flight hours compensation paid to our Chief Executive Officer was $1,189,254 and aggregate $518,408 for our other named executive officers. We determine the incremental cost of the personal use of its corporate aircraft based on the variable operating costs to Wheels Up. Our named executive officers are required to reimburse us for any incremental cost to us for guests on the aircraft during business travel. The named executive officers incur taxable income for usage of their granted flight time, calculated in accordance with the tax Standard Industry Fare Level. Wheels Up does not grant bonuses to cover, reimburse or otherwise “gross-up” any income tax owed for personal travel on its aircraft. The named executive officer may also pay for any personal travel in excess of the executive’s allotted hours, based on discounted hourly rates that have been approved by the Board and that cover the incremental costs to Wheels Up. See “—Compensation Discussion and Analysis—Primary Elements of Compensation—Perquisites and Other Benefits—Aircraft Use” for additional information.
Employment Agreements and Offer Letters of Current Named Executive Officers
We previously entered into employment agreements or offer letters with each of our named executive officers. All such employment agreements provide for “at will” employment. Certain of the compensation paid to the named executive officers reflected in the Summary Compensation Table was provided pursuant to such employment agreements, which are summarized below.
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Kenny Dichter. Pursuant to his employment agreement, dated April 17, 2020, Mr. Dichter is entitled to receive an initial base salary which is subject to annual review and further periodic increase by the Board. He is also entitled to earn an annual incentive bonus with a target amount equal to 200% of his base salary, subject to the satisfaction of certain performance metrics established by the Board. Mr. Dichter is also eligible to participate in the employee benefit plans available to Wheels Up employees, subject to the terms of those plans. In addition, Mr. Dichter is allocated flight time of up to 100 hours per year on mid-cabin aircraft and 150 hours per year on light-cabin aircraft; he may also purchase up to 150 additional flight hours per year on mid- and light-cabin aircraft at the prevailing rate and the terms available for purchase generally to other senior executives of Wheels Up and members of its Board. Upon execution of his employment agreement in April 2020, Mr. Dichter was also entitled to a cash signing bonus in a lump-sum of $175,000 and received a grant of WUP profits interests. Mr. Dichter voluntarily forfeited 888,475 of such WUP profits interests to Wheels Up on December 30, 2020, so that the number of interests subject to such awards could be granted to other key employees of the company. The term of Mr. Dichter’s employment agreement continues until April 17, 2024, subject to earlier termination of employment by either party or automatic renewal for one-year periods, unless notice of non-termination is provided prior to the end of the current term.
Mr. Dichter’s employment agreement provides that, in the event his employment is terminated by Wheels Up without “Cause” or by Mr. Dichter for “Good Reason” (as each such term is defined below), he will be entitled to receive the following severance payments and benefits: (i) an amount equal to two times the sum of (A) his then-current base salary (the “Base Salary Severance”) and (B) his target annual bonus (the “Severance Bonus”); and (ii) if Mr. Dichter elects to continue health care continuation coverage pursuant to COBRA or elects coverage under a different health plan, reimbursement for the lesser of (A) the cost of continuation coverage under COBRA and (B) the cost of coverage under a different health plan. Such payments and benefits will be payable to Mr. Dichter as follows: (i) the Base Salary Severance will be payable as salary continuation over the two-year period following termination; (ii) the Severance Bonus will commence upon the first payroll period on or after March 15 of the year following the year of termination and will be payable in installments for such period that runs concurrently with the remaining period that Mr. Dichter is receiving the Base Salary Severance; and (iii) the health care reimbursement amount will be payable over the 24-month period following termination. In addition, Mr. Dichter will also be allocated 200 flight hours per year on mid- and light-cabin aircraft during the two-year period following his termination. All such payments and benefits are conditioned upon Mr. Dichter’s execution and non-revocation of a general release of claims in Wheels Up’s favor within 60 days following his termination of employment.
For purposes of Mr. Dichter’s employment agreement, the term “Cause” means the occurrence of any of the following, which is not cured by Mr. Dichter (if capable of cure) within 30 days after his receipt of written notice from Wheels Up: (i) material dishonesty in the performance of Mr. Dichter’s duties or the failure, whether willful, intentional or grossly negligent, to perform his duties; (ii) willful misconduct in the connection with the performance of his duties; (iii) Mr. Dichter’s conviction of, or entering a plea of guilty or nolo contendere to, a crime that constitutes a felony or with respect to a misdemeanor involving moral turpitude; (iv) a material breach by Mr. Dichter of any material covenant or provision contained in his employment agreement or the “Employee Confidentiality Agreement and Restrictive Covenants” executed concurrently with the employment agreement; (v) Wheels Up, after reasonable investigation, finds that Mr. Dichter has violated any material policies of Wheels Up; (vi) a willful failure or refusal by Mr. Dichter to comply with a written directive from the Board; or (vii) a confirmed positive illegal drug test for Mr. Dichter. In addition, the term “Good Reason” means the occurrence of any of the following, which is not cured by Wheels Up (if capable of cure) within 30 days after its receipt of written notice from Mr. Dichter provided within 60 days of the existence of any such event: (i) a material breach by Wheels Up of any material covenant or provision of his employment agreement, or a breach of any equity award agreement, plan or related document that materially affects Mr. Dichter’s rights or benefits with respect to any equity award granted to him; (ii) any involuntary change in Mr. Dichter’s title or reporting relationships or any involuntary material diminution in his material duties, authorities or responsibilities; (iii) a reduction in Mr. Dichter’s base salary or target annual bonus opportunity; or (iv) the relocation of Mr. Dichter’s principal place of business outside of New York, New York or the state of New Jersey.
In the event that Mr. Dichter’s employment is terminated by Wheels Up without Cause or by Mr. Dichter for Good Reason, in either case, within the six months preceding or 12 months following a “Change in Control” of Wheels Up (as defined below), the aggregate Base Salary Severance and the Severance Bonus payments will be increased to three times the sum of his then-current base salary and target annual bonus, and such payments will be made over a period of 36 months instead of 24 months. All such payments and benefits are likewise conditioned upon Mr. Dichter’s execution and non-revocation of a general release of claims in Wheels Up’s favor. Under Mr. Dichter’s employment agreement, a “Change in Control” has the meaning ascribed to such term under WUP’s current limited liability company agreement.
If Mr. Dichter’s employment with Wheels Up is terminated due to death or “Disability” (as defined below), Wheels Up will pay to him or his legal representative, as applicable, in addition to any other accrued or vested payments or benefits: (i) base salary for three months following termination; (ii) a pro-rated annual bonus based on the number of days Mr. Dichter was employed during the applicable fiscal
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year; and (iii) in the case of termination due to Disability, and to the extent permissible under the terms of Wheels Up’s benefit plans, either (A) the provision of all employee benefits that Mr. Dichter was receiving prior to termination for a period of 12 months after the date of termination or (B) reimbursement for the cost of COBRA health continuation coverage under COBRA. Under Mr. Dichter’s employment agreement, the term “Disability” is defined as any physical or mental disability where Mr. Dichter, in the good faith judgment of the Board, is unable substantially and competently to perform his duties for a period of 180 non-consecutive days during any 365-day period.
In addition, Mr. Dichter has entered an Employee Confidentiality Agreement and Restrictive Covenants with Wheels Up that contains, among other things, non-competition and non-solicitation provisions that apply during the term of Mr. Dichter’s employment and for 24 months thereafter.
Todd Smith. Pursuant to his offer letter, dated June 17, 2022, Mr. Smith is entitled to receive a base salary and eligible to earn an annual incentive bonus, with a target amount equal to 100% of his base salary for 2022 and 115% of his base salary for 2023 and later, in each case subject to the satisfaction of certain performance metrics established by the Company’s leadership team and approved by the Compensation Committee. His annual bonus for 2022 was based on his full annual base salary for 2022 and was not prorated based on a partial year of service. Commencing in 2023, the Company will recommend to the Compensation Committee that Mr. Smith be granted an annual equity award with a target value of $3.0 million, subject to adjustment based on individual performance and any other factors determined at the reasonable discretion of the Company. Mr. Smith is also eligible to participate in the employee benefit plans available to Wheels Up employees, subject to the terms of those plans. In addition, the Compensation Committee has authorized us to allocate to Mr. Smith flight time of 15 hours per year on light-cabin aircraft and 20 hours per year on mid-cabin aircraft. He may also purchase additional flight hours at the prevailing rate and the terms available for purchase generally to other senior executives of Wheels Up and members of its Board. Pursuant to Mr. Smith’s offer letter, the Compensation Committee approved a one-time equity award to Mr. Smith of 2,051,282 RSUs (equal to $4.0 million based on the closing price of $1.95 for our Common Stock on July 1, 2022) under the Wheels Up Experience Inc. 2022 Inducement Grant Plan effective June 30, 2022 that vests in three equal installments on each of December 30, 2022, 2023 and 2024.
Mr. Smith’s offer letter provides that, in the event his employment is terminated by Wheels Up without “cause” or by Mr. Smith for “good reason,” he will be entitled to receive certain severance payments and benefits pursuant to the Company’s executive severance compensation practices. For purposes of Mr. Smith’s offer letter, “termination for cause” means the occurrence of any of the following, which with respect to items (i), (ii), (iii), (v) and (vii) listed below are not cured by Wheels Up (if capable of being cured by Wheels Up) within 20 days after its receipt of written notice from Mr. Smith of the existence of any such event: (i) material dishonesty in the performance of his duties; (ii) failure, whether willful or intentional, to perform his duties (other than as a result of a disability); (iii) willful misconduct that would not be deemed immaterial in connection with the performance of his duties; (iv) conviction of, or entering a plea of guilty or nolo contendere to, a crime that constitutes a felony, or with respect to a misdemeanor involving moral turpitude; (v) a material breach by him of any material covenant or provision contained in his Employee Confidentiality Agreement and Restrictive Covenants; (vi) Wheels Up, after reasonable investigation, finds that he violated any material written policies of Wheels Up; or (vii) a willful failure or refusal to comply with a written directive from Wheels Up.
In addition, Mr. Smith has also entered an Employee Confidentiality Agreement and Restrictive Covenants with Wheels Up that contains, among other things, non-competition and non-solicitation provisions that apply during the term of Mr. Smith’s employment and for 12 months thereafter.
Stevens Sainte-Rose. Pursuant to his offer letter, dated November 8, 2021, Mr. Sainte-Rose is entitled to receive a base salary and eligible to earn an annual incentive bonus, with an initial target amount equal to 100% of his base salary, subject to the satisfaction of certain performance metrics established by Wheels Up. His annual bonus for 2022 was guaranteed to be paid at a minimum of 100% of base salary for such year. Mr. Sainte-Rose is also eligible to participate in the employee benefit plans available to Wheels Up employees, subject to the terms of those plans. In addition, the Compensation Committee has authorized us to allocate to Mr. Sainte-Rose flight time of 20 hours per year on light-cabin aircraft. He may also purchase additional flight hours at the prevailing rate and the terms available for purchase generally to other senior executives of Wheels Up and members of its Board. Pursuant to Mr. Sainte-Rose’s offer letter, the Compensation Committee approved a one-time equity award to Mr. Sainte-Rose of 250,000 RSUs under the 2021 LTIP that vests in three equal installments on each of January 3, 2023, January 4, 2024 and January 4, 2025. In connection with commencement of his employment in January 2022, he also received a lump-sum $250,000 cash signing bonus, which was subject to repayment in-full if he resigned from employment or was terminated for “cause” (as defined below) within 12 months of commencement of his start date.
Mr. Sainte-Rose’s offer letter provides that, in the event his employment is terminated by Wheels Up without “cause” or by Mr. Sainte-Rose for “good reason,” he will be entitled to receive certain severance payments and benefits pursuant to the Company’s executive severance compensation practices. For purposes of Mr. Sainte-Rose’s offer letter, “cause” means: (i) material dishonesty in the
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performance of his duties; (ii) failure, whether willful or intentional, to perform his duties (other than as a result of a disability); (iii) willful misconduct that would not be deemed immaterial in connection with the performance of his duties; (iv) conviction of, or entering a plea of guilty or nolo contendere to, a crime that constitutes a felony, or with respect to a misdemeanor involving moral turpitude; (v) a material breach by him of any material covenant or provision contained in his Employee Confidentiality Agreement and Restrictive Covenants; (vi) Wheels Up, after reasonable investigation, finds that he violated any material written policies of Wheels Up; or (vii) a willful failure or refusal to comply with a written directive from Wheels Up.
In addition, Mr. Sainte-Rose has also entered an Employee Confidentiality Agreement and Restrictive Covenants with Wheels Up that contains, among other things, non-competition and non-solicitation provisions that apply during the term of Mr. Sainte-Rose’s employment and for 12 months thereafter.
Lee Applbaum. Pursuant to his employment agreement, dated October 28, 2020, Mr. Applbaum is entitled to receive an initial base salary which is subject to annual review and further periodic increase by the Board. He is also entitled to earn an annual incentive bonus with a target amount equal to 100% of his base salary, subject to the satisfaction of certain performance metrics established by the Board. His annual bonus for 2021 was guaranteed to be paid at a minimum of 100% of base salary for such year. Mr. Applbaum is also eligible to participate in the employee benefit plans available to Wheels Up employees, subject to the terms of those plans. In addition, the Compensation Committee has authorized us to allocate to Mr. Applbaum a minimum flight time of 35 hours per year on certain mid-cabin aircraft. Mr. Applbaum is also eligible to purchase additional flight hours up to 15 hours per year on light-cabin aircraft and six hours per year on mid-cabin aircraft at the prevailing rate and the terms available for purchase generally to other senior executives of Wheels Up and members of its Board. He may also purchase additional flight hours aircraft at the prevailing rate and the terms available for purchase generally to other senior executives of Wheels Up and members of its Board. Upon commencement of his employment with Wheels Up in November 2020, Mr. Applbaum was also granted an option to purchase WUP common interests pursuant to the WUP Equity Incentive Plan (as defined below). The term of Mr. Applbaum’s employment agreement continues until November 3, 2024, subject to earlier termination of employment by either party or automatic renewal for one-year periods unless notice of non-renewal is provided prior to the end of the current term.
Mr. Applbaum’s employment agreement provides that, in the event his employment is terminated by Wheels Up without “Cause” or by Mr. Applbaum for “Good Reason” (as each such term is defined below), he will be entitled to receive the following severance payments and benefits: (i) an amount equal to the sum of (A) his then-current base salary (the “Base Salary Severance”) and (B) the annual bonus that would have otherwise been payable to Mr. Applbaum (without regard to achievement of individual performance goals and with the weighting of Wheels Up and other performance goals proportionately increased, in determining the bonus amount) (the “Severance Bonus”); and (ii) if Mr. Applbaum elects to continue health care continuation coverage pursuant to COBRA or elects coverage under a different health plan, reimbursement for the lesser of (A) the cost of continuation coverage under COBRA and (B) the cost of coverage under a different health plan. Such payments and benefits will be payable to Mr. Applbaum as follows: (i) the Base Salary Severance will be payable as salary continuation over the one-year period following termination; (ii) the Severance Bonus will commence upon the determination of executive bonuses by the Board for the year in which Mr. Applbaum is terminated and will be payable in installments for such period that runs concurrently with the remaining period that Mr. Applbaum is receiving the Base Salary Severance; and (iii) the health care reimbursement amount will be payable over the 12-month period following termination. All such payments and benefits are conditioned upon Mr. Applbaum’s execution and non-revocation of a general release of claims in Wheels Up’s favor within 60 days following his termination of employment. If during the 12-month period following termination Mr. Applbaum accepts employment or begins providing services to any business, entity or person with products or services directly competitive with Wheels Up, any future Severance Bonus or employment benefit continuation payments due but not yet paid will be forfeited and no further severance payments will be made by Wheels Up. The terms “Cause” and “Good Reason” each have the substantially similar definitions under Mr. Applbaum’s employment agreement as those described above with respect to Mr. Dichter’s employment agreement.
If Mr. Applbaum’s employment with Wheels Up is terminated due to death or “Disability” (as defined below), Wheels Up will pay to him or his legal representative, as applicable, in addition to any other accrued or vested payments or benefits: (i) base salary for three months following termination; (ii) a pro-rated annual bonus based on the number of days Mr. Applbaum was employed during the applicable fiscal year; and (iii) in the case of termination due to Disability, and to the extent permissible under the terms of Wheels Up’s benefit plans, the provision of all employee benefits that Mr. Applbaum was receiving prior to termination for a period of six months after the date of termination. Under Mr. Applbaum’s employment agreement, the term “Disability” is defined as any physical or mental disability where Mr. Applbaum, in the good faith judgment of the Company, is unable substantially and competently to perform his duties for a period of 90 consecutive days or 90 non-consecutive days during any six (6) month period.
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In addition, Mr. Applbaum has entered an Employee Confidentiality Agreement and Restrictive Covenants with Wheels Up that contains, among other things, non-competition and non-solicitation provisions that apply during the term of Mr. Applbaum’ employment and for 12 months thereafter.
Laura Heltebran. Pursuant to her employment agreement, dated December 28, 2020 and subsequently amended on December 31, 2021, Ms. Heltebran is entitled to receive a base salary which is subject to annual review and further periodic increase by the Board. She is also entitled to earn an annual incentive bonus with a target amount equal to 100% of her base salary, subject to the satisfaction of certain performance metrics established by the Board. Ms. Heltebran is also eligible to participate in the employee benefit plans available to Wheels Up employees, subject to the terms of those plans. In addition, the Compensation Committee has authorized us to allocate to Ms. Heltebran a minimum flight time of 10 hours per year on light-cabin aircraft. Ms. Heltebran is also eligible to purchase additional flight hours up to 10 hours per year on light-cabin aircraft and six hours per year on mid-cabin aircraft at the prevailing rate and the terms available for purchase generally to other senior executives of Wheels Up. Upon commencement of her employment with Wheels Up in December 2020, Ms. Heltebran was also entitled to a cash signing bonus in a lump-sum of $25,000 and reimbursement of qualifying moving expenses up to a capped amount, if applicable, and was granted an option to purchase WUP common interests pursuant to the WUP Equity Incentive Plan (as defined below). The term of Ms. Heltebran’s employment agreement continues until December 31, 2024, subject to earlier termination of employment by either party or automatic renewal for one-year periods unless notice of non-renewal is provided prior to the end of the current term.
Ms. Heltebran’s employment agreement provides that, in the event her employment is terminated by Wheels Up without “Cause” or by Ms. Heltebran for “Good Reason” (as each such term is defined below), she will be entitled to receive the following severance payments and benefits: (i) an amount equal to the sum of (A) her then-current base salary (the “Base Salary Severance”) and (B) the annual bonus that would have otherwise been payable to Ms. Heltebran (without regard to achievement of individual performance goals and with the weighting of Wheels Up and other performance goals proportionately increased, in determining the bonus amount) (the “Severance Bonus”); and (ii) if Ms. Heltebran elects to continue health care continuation coverage pursuant to COBRA or elects coverage under a different health plan, reimbursement for the lesser of (A) the cost of continuation coverage under COBRA and (B) the cost of coverage under a different health plan. Such payments and benefits will be payable to Ms. Heltebran as follows: (i) the Base Salary Severance will be payable as salary continuation over the one-year period following termination; (ii) the Severance Bonus will commence upon the determination of executive bonuses by the Board for the year in which Ms. Heltebran is terminated and will be payable in installments for such period that runs concurrently with the remaining period that Ms. Heltebran is receiving the Base Salary Severance; and (iii) the health care reimbursement amount will be payable over the 12-month period following termination. All such payments and benefits are conditioned upon Ms. Heltebran’s execution and non-revocation of a general release of claims in Wheels Up’s favor within 60 days following her termination of employment. If during the 12-month period following termination Ms. Heltebran accepts employment or begins providing services to any business, entity or person with products or services directly competitive with Wheels Up, any future Severance Bonus or employment benefit continuation payments due but not yet paid will be forfeited and no further severance payments will be made by Wheels Up. The terms “Cause” and “Good Reason” each have the substantially similar definitions under Ms. Heltebran’s employment agreement as those described above with respect to Mr. Dichter’s employment agreement.
If Ms. Heltebran’s employment with Wheels Up is terminated due to death or “Disability” (as defined below), Wheels Up will pay to her or her legal representative, as applicable, in addition to any other accrued or vested payments or benefits: (i) base salary for three months following termination; (ii) a pro-rated annual bonus based on the number of days Ms. Heltebran was employed during the applicable fiscal year; and (iii) in the case of termination due to Disability, and to the extent permissible under the terms of Wheels Up’s benefit plans, the provision of all employee benefits that Ms. Heltebran was receiving prior to termination for a period of six months after the date of termination. Under Ms. Heltebran’s employment agreement, the term “Disability” is defined as any physical or mental disability where Mr. Heltebran, in the good faith judgment of the Company, is unable substantially and competently to perform her duties for a period of 90 consecutive days or 90 non-consecutive days during any six (6) month period.
In addition, Ms. Heltebran has entered an Employee Confidentiality Agreement and Restrictive Covenants with Wheels Up that contains, among other things, non-competition and non-solicitation provisions that apply during the term of Ms. Heltebran’ employment and for 12 months thereafter.
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Contractual Arrangements with Former Named Executive Officers
Prior to their separation of employment with the Company, each of Eric Jacobs, Vinayak Hegde and Jason Horowitz were parties to employment agreements with the Company. In connection with their separation of employment with the Company, each of Messrs. Jacobs, Hegde and Horowitz entered into a separation and release agreements with the Company. Certain of the compensation paid to Messrs. Jacobs, Hegde and Horowitz for fiscal year 2022 reflected in the Summary Compensation Table was provided pursuant to such employment agreements and separation and release agreements, which are summarized below.
Eric Cabezas served as our interim Chief Financial Officer from May 18, 2022 until June 29, 2022 as an “at-will” employee. Mr. Cabezas continues to be employed by the Company as Senior Vice President, Finance without an employment agreement that governs the specific terms of his employment with the Company. In consideration for his service to the Company as interim Chief Financial Officer during fiscal year 2022, the Company approved payment of a base salary of $325,000 per year and the Compensation Committee approved a one-time equity award of 50,000 RSUs under the 2021 LTIP to Mr. Cabezas effective May 18, 2022.
Eric Jacobs
Separation and Release Agreement
On May 11, 2022, Mr. Jacobs and the Company entered into a separation and release agreement (the “Jacobs Separation Agreement”), which included certain terms related to Mr. Jacobs’ separation of employment as the Company’s Chief Financial Officer effective May 18, 2022. Pursuant to the Jacobs Separation Agreement, the Company paid Mr. Jacobs a lump sum in the amount equal to $495,000 representing 12 months of Mr. Jacobs’s base salary. Further, Mr. Jacobs was eligible for an annual bonus with a target of 100% of his annual base salary for fiscal year 2022, which was paid in a lump sum to Mr. Jacobs at the same time and in the same manner as regular annual bonuses were distributed to other similarly situated senior executives of the Company in accordance with the Company’s policy in 2023 and as would otherwise have been paid to Mr. Jacobs had he continued employment with the Company. Any stock options, RSUs, restricted stock or any other equity interest in the Company, held by Mr. Jacobs as of May 18, 2022 that would have otherwise vested in accordance with its terms, absent Mr. Jacobs’ separation of employment, on or before May 18, 2023 became vested and exercisable as of May 18, 2022. In addition, Mr. Jacobs received 55 hours of flight time on Company aircraft (including hours granted prior to the date of separation), plus up to 50 additional flight hours to be granted in connection with Mr. Jacobs’ service as an advisor to the Company until May 18, 2023 pursuant to the Jacobs Separation Agreement.
Employee Confidentiality and Restrictive Covenants Agreement
In addition, Mr. Jacobs previously entered an Employee Confidentiality Agreement and Restrictive Covenants with Wheels Up that contains, among other things, non-competition and non-solicitation provisions that applied during the term of Mr. Jacobs’ employment and extends through May 18, 2023.
Vinayak Hegde
Separation and Release Agreement
On November 7, 2022, Mr. Hegde and the Company entered into a separation and release agreement (the “Hegde Separation Agreement”), which included certain terms related to Mr. Hegde’s separation of employment as the Company’s President effective November 9, 2022. Pursuant to the Hegde Separation Agreement, the Company paid Mr. Hegde a lump sum in the amount equal to $600,000 representing 12 months of Mr. Hegde’s base salary and $400,000 as an additional lump sum, in each case less applicable withholdings and other customary payroll deductions. Further, Mr. Hegde was eligible for an annual bonus with a target of 125% of his annual base salary for fiscal year 2022, which was paid in a lump sum to Mr. Hegde at the same time and in the same manner as regular annual bonuses were distributed to other similarly situated senior executives of the Company in accordance with the Company’s policy in 2023 and as would otherwise have been paid to Mr. Hegde had he continued employment with the Company; provided, that for the time period between January 1, 2022, and May 6, 2022, Mr. Hegde’s target bonus was paid at 100%. Any stock options and RSUs, or any other equity interest in the Company, held by Mr. Hegde as of November 9, 2022 that would have otherwise vested in accordance with its terms, absent Mr. Hegde’s separation of employment, on or before November 9, 2023 became vested and exercisable as of November 9, 2022. In addition, Mr. Hegde will also be entitled to exercise any stock options that are vested as of November 9, 2022 until the earlier of November 9, 2027 and the expiration of such stock options. Further, Mr. Hegde and the Company agreed that Mr. Hegde will act as an advisor to the Company until November 9, 2023 in exchange for payment of a lump sum of $110,000.
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Employee Confidentiality Agreement and Restrictive Covenants
In addition, Mr. Hegde previously entered an Employee Confidentiality Agreement and Restrictive Covenants with Wheels Up that contains, among other things, non-competition and non-solicitation provisions that applied during the term of Mr. Hegde’s employment and extends through November 9, 2023.
Jason Horowitz
Separation and Release Agreement
On October 28, 2022, Mr. Horowitz and the Company entered into a separation and release agreement (the “Horowitz Separation Agreement”), which included certain terms related to Mr. Horowitz’s separation of employment as the Company’s Chief Business Officer effective November 1, 2022. Pursuant to the Horowitz Separation Agreement, the Company paid Mr. Horowitz a lump sum in the amount equal to $475,000 representing 12 months of Mr. Horowitz’s base salary, less applicable withholdings and other customary payroll deductions. Further, Mr. Horowitz was eligible for an annual bonus with a target of 100% of his annual base salary and a full year of credited service for fiscal year 2022, provided, that the bonus payment was guaranteed to be a minimum of 75% of company and individual performance equal to $356,250. Mr. Horowitz’s bonus was paid in a lump sum at the same time and in the same manner as regular annual bonuses were distributed to other similarly situated senior executives of the Company in 2023. Any stock options and RSUs, or any other equity interest in the Company, held by Mr. Horowitz as of November 1, 2022 that would have otherwise vested in accordance with its terms, absent Mr. Horowitz’s separation of employment, on or before November 1, 2023 became vested and exercisable as of November 1, 2022. Mr. Horowitz also received 11 hours of flight time on Company aircraft that was required to be used on or before December 31, 2022 under the Horowitz Separation Agreement. Further, in connection with his separation, Mr. Horowitz and the Company entered into the Horowitz Consulting Agreement (as defined below), as described below.
Employee Confidentiality Agreement and Restrictive Covenants
In addition, Mr. Horowitz previously entered an Employee Confidentiality Agreement and Restrictive Covenants with Wheels Up that contains, among other things, non-competition and non-solicitation provisions that applied during the term of Mr. Horowitz’s employment and extends through November 1, 2023.
Consulting Agreement
In connection with his separation from the Company, on October 28, 2022, Mr. Horowitz and the Company entered into a Consulting Agreement, effective as of November 2, 2022 (the “Horowitz Consulting Agreement”), pursuant to which Mr. Horowitz agreed to act, on a non-exclusive basis, as an independent consultant to the Company to provide similar advisory services to the Company as he did prior to separation. The term of the Horowitz Consulting Agreement will end on December 31, 2024, subject to each party’s rights to earlier terminate as described below, and does not provide for automatic renewal. Pursuant to the Horowitz Consulting Agreement, Mr. Horowitz (i) is entitled to be paid lump sum cash payments equal to $19,231 per month through the end of the term of the Horowitz Consulting Agreement, (ii) received a one-time lump sum in an amount equal to the value of 87,236 shares of Common Stock based on the closing trading price as of November 1, 2022, which represents a cash payment in lieu of receipt of the aggregate number of shares previously granted to Mr. Horowitz that were expected to vest in 2024 but were forfeited by Mr. Horowitz upon separation, (iii) is entitled to receive 35 hours of flight time on Company aircraft allocated by calendar quarter in 2023, and (iv) is entitled to be reimbursed for actual out of pocket expenses incurred in connection with Mr. Horowitz’s service as a consultant. Upon termination of the Horowitz Consulting Agreement by Mr. Horowitz for any reason or no reason, as a result of violation of the non-competition provisions in the Restrictive Covenant Agreement entered into by Mr. Horowitz and the Company concurrently with the Horowitz Consulting Agreement, or by the Company for “Cause” (as defined in the Horowitz Consulting Agreement), Mr. Horowitz will be entitled to payment for sums owed and invoiced prior to the date of termination, and all other payment obligations of the Company will cease. The Company does not have the contractual right to terminate for convenience without penalty or payment.
Wheels Up 2021 Long-Term Incentive Plan
We adopted the 2021 LTIP effective January 31, 2021. The 2021 LTIP is administered by the Board and Compensation Committee, which has the authority to select, from among the individuals eligible for awards, the individuals to whom awards may be granted, to make any combination of awards to participants and to determine the specific terms and conditions of each award, subject to the provisions of the 2021 LTIP. The Board has the authority to amend, suspend or terminate the 2021 LTIP; provided that no such action affects or materially impairs the rights of a participant under an outstanding option award without the consent of such participant. Eligible employees and key non-employees of Wheels Up are eligible to participate in the 2021 LTIP. The long-term incentive awards under the 2021 LTIP may consist of: incentive options, non-statutory options, restricted stock, RSUs, rights, dividend equivalents, other stock-based awards, performance awards, cash awards or any combination of the foregoing, as the Board and the Compensation Committee may determine.
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EXECUTIVE COMPENSATION (continued)
On April 1, 2023, the Board of Directors, upon the recommendation of the Compensation Committee, approved the Amended and Restated 2021 LTIP, subject to the requisite approval of the Company’s stockholders at the Annual Meeting. Pursuant to Proposal No. 4 included in this Proxy Statement, we are requesting that stockholders approve the Amended and Restated 2021 LTIP to, among other things, increase the number of shares of Common Stock authorized for issuance thereunder from 27,346,829 to 51,496,829 shares, or an increase of 24,150,000 shares, and amend certain plan provisions. See the heading titled “Proposal No. 4—Amendment and Restatement of Wheels Up Experience Inc. 2021 Long-Term Incentive Plan” for more information.
Wheels Up 2022 Inducement Grant Plan
On June 30, 2022, the Board adopted the Wheels Up Experience Inc. 2022 Inducement Grant Plan (the “2022 Inducement Grant Plan”) to be used for a one-time employment inducement grant for our new Chief Financial Officer, Todd Smith, pursuant to New York Stock Exchange Rule 303A.08. The maximum number of awards that could be granted under the 2022 Inducement Grant Plan were 2,051,282 shares of Common Stock, which were all granted in the form of RSUs to Mr. Smith on July 1, 2022. The RSUs granted under the 2022 Inducement Grant Plan are subject to service-based vesting and will vest ratably on December 30, 2022, December 30, 2023 and December 30, 2024, respectively, in each case subject to Mr. Smith’s continued employment with Wheels Up through the vesting date. The 2022 Inducement Grant Plan is administered by the Compensation Committee, which has the authority to select, from among the individuals eligible for awards, the individuals to whom awards may be granted, to make any combination of awards to participants and to determine the specific terms and conditions of each award, subject to the provisions of the 2022 Inducement Grant Plan. The Board has the authority to amend, suspend or terminate the 2022 Inducement Grant Plan; provided that no such action affects or materially impairs the rights of a participant under an outstanding option award without the consent of such participant.
Additional Executive Compensation and Severance Practices
As described under “—Potential Payments Upon Termination or Change of Control—Potential Payments Under Executive Severance Guidelines” in this Proxy Statement, the Company, with the requisite approval of the Board and the Compensation Committee, as applicable, has developed certain minimum compensation and severance practices related to our named executive officers to align with our executive officer compensation philosophy. The Board and the Compensation Committee may determine in their sole discretion to provide compensation and severance to our named executive officers in excess of such minimum amounts.
CARES Act Compensation Limitation
We previously applied for government assistance under the Payroll Support Program from the United States Department of the Treasury as directed by the Coronavirus Aid Relief and Economic Security Act (“CARES Act”). In connection with this Payroll Support Program assistance, we agreed to limit the compensation that we paid to certain of our highly compensated employees that were serving at the time of receipt of CARES Act assistance, including the named executive officers, during any 12-consecutive month period prior to March 24, 2022. The compensation-related limitations ceased on March 24, 2022. We monitored compliance with this limitation by reference to the amount of compensation we paid to each executive each calendar month that would be reportable in the summary compensation table. No named executive officer exceeded his 12 consecutive month compensation limit prior to March 24, 2022 when the limitation ceased.
Pre-Business Combination Incentive Plans
WUP Equity Incentive Plan
WUP adopted the WUP Equity Incentive Plan in 2015 (the “WUP Equity Incentive Plan”), of which the last amended and restated version thereof (the Wheels Up Partners Holdings LLC Equity Incentive Plan VIII) was adopted in April 2020. Effective as of the consummation of the Business Combination, the WUP board of directors determined not to make any further awards under the WUP Equity Incentive Plan and the plan has remained inactive since that time. The terms of all awards granted under the WUP Equity Incentive Plan were fixed prior to, and were assumed by the Company in connection with, the Business Combination. Any outstanding awards under such plan continue to be governed by their terms. Upon closing of the Business Combination, all outstanding WUP restricted interests were converted into shares of Common Stock and rolled over into the combined business. In addition, outstanding WUP profits interests recapitalized in connection with the Business Combination such that they can be exchanged on a value-for-value basis for Common Stock, subject to vesting.
The WUP Equity Incentive Plan provided for the grant of (i) membership interests in the form of “profits interests” in Wheels Up MIP LLC (“MIP LLC”), a single-purpose entity formed for the purpose of administering and effectuating the WUP Equity Incentive Plan, (ii) membership interests in the form of restricted interests in Wheels Up MIP RI LLC (“MIP RI LLC”), another single-purpose entity formed for the purpose of administering and effectuating the plan or (iii) membership interests or other equity or equity-based awards in WUP, including without limitation, profits interests, restricted interests, options or phantom equity.
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EXECUTIVE COMPENSATION (continued)
The WUP Equity Incentive Plan was administered by the WUP board of directors and its compensation committee prior to the Business Combination, which had the authority to select, from among the individuals eligible for awards, the individuals to whom awards may be granted, to make any combination of awards to participants and to determine the specific terms and conditions of each award, subject to the provisions of the WUP Equity Incentive Plan. The Board currently has the authority to amend, suspend or terminate the WUP Equity Incentive Plan; provided that no such action affects or materially impairs the rights of a participant under an outstanding equity award without the consent of such participant. Employees, directors and consultants of WUP were eligible to participate in the WUP Equity Incentive Plan. The WUP Equity Incentive Plan has a term of 10 years from the date of adoption; provided, that since the Business Combination we have not granted any awards, nor do we intend to grant any additional awards, under the WUP Equity Incentive Plan.
With respect to profits interest awards granted to eligible participants under the WUP Equity Incentive Plan, such equity awards consisted of membership interests in MIP LLC, which provided the participant with the right to participate in distributions to the extent such distributions were attributable to income and growth of the value of MIP LLC, and indirectly attributable to income and growth of the value of WUP, after the date of issuance. With respect to such profits interest awards, the threshold value of WUP, above which the participant had the right to participate (the “Participation Threshold”), was equal to the equity value of WUP as of the date of issuance of such profits interests, as determined by the WUP board of directors. Concurrently with the issuance of such profits interest award to an eligible participant, WUP issued to MIP LLC common interests in WUP that were designated as “profits interests” in WUP (and therefore only represented the right to participate in distributions attributable to the income and growth of WUP over the Participation Threshold for such MIP LLC profits interest). Each profits interest award agreement set forth the vesting schedule of the profits interest award and other applicable terms and conditions.
Similar to the profits interest awards, restricted interest awards granted to participants under the WUP Equity Incentive Plan were comprised of restricted interests in MIP RI LLC, and concurrently with such issuance, WUP issued to MIP RI LLC common interests in WUP that were designated as “restricted interests.” Each restricted interest award agreement set forth the vesting schedule of the restricted interest award (including both service- and performance-based vesting criteria), as well as other applicable terms and conditions.
All awards granted under the WUP Equity Incentive Plan are subject to the terms and conditions of the WUP limited liability company agreement, as well as the limited liability company agreement of MIP LLC or MIP RI LLC, as applicable, to which each recipient of an award must become a party as a condition of receipt of a WUP profits interest or WUP restricted interest award. Such agreements govern the treatment of awards under events such as a change of control, initial public offering (including the Business Combination), liquidation or dissolution of WUP and contain certain other terms related to distributions and other payment mechanics affecting each such award.
The treatment of outstanding WUP profits interests and WUP restricted interests under the WUP Equity Incentive Plan in the Business Combination is described in Note 3, Business Combination of the Notes to Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022.
WUP Option Plan
WUP adopted the Wheels Up Partners Holdings LLC Option Plan in 2016 (the “WUP Option Plan”), which was last amended in December 2020. Effective as of the consummation of the Business Combination, the WUP board of directors determined not to make any further awards under the WUP Option Plan and the plan has remained inactive since that time. The terms of all awards granted under the WUP Option Plan were fixed prior to, and were assumed by the Company in connection with, the Business Combination. Any outstanding awards under such plan continue to be governed by their terms. Upon closing of the Business Combination, all outstanding shares underlying WUP options were converted into shares of Common Stock and rolled over into the combined business.
The WUP Option Plan was administered by the WUP board of directors and its compensation committee prior to the Business Combination, which had the authority to select, from among the individuals eligible for awards, the individuals to whom awards may be granted, to make any combination of awards to participants and to determine the specific terms and conditions of each award, subject to the provisions of the WUP Option Plan. The Board has the authority to amend, suspend or terminate the WUP Option Plan; provided that no such action affects or materially impairs the rights of a participant under an outstanding option award without the consent of such participant. Employees, directors and consultants of WUP were eligible to participate in the WUP Option Plan. The WUP Option Plan has a term of 10 years from the date of adoption; provided, that since the Business Combination we have not granted any awards, nor do we intend to grant any additional awards, under the WUP Option Plan.
The WUP Option Plan provided for the award of options to purchase common interests in WUP. The exercise price for each option award under the WUP Option Plan was no less than the fair market value of a common interest of WUP as of the date of grant. Each
90 Wheels Up Experience Inc. Proxy Statement and Notice of 2023 Annual Meeting of Stockholders

EXECUTIVE COMPENSATION (continued)
option award agreement set forth the vesting schedule of the option and other applicable terms and conditions, including the extent to which a vested option may be exercisable following termination of the recipient’s service relationship. In the event of certain changes in corporate structure (such as a stock split, recapitalization, merger or reorganization), WUP’s board of directors could make appropriate adjustments to prevent diminution or enlargement of the benefits or potential benefits under the WUP Option Plan, including adjusting the aggregate number of common interests reserved for issuance thereunder, common interests subject to outstanding options and exercise prices of outstanding options. In the event of a transaction such as a merger or sale of all or substantially all of Wheels Up’s assets, the Board could take any number of actions, including, (i) the assumption or substitution of outstanding awards by the surviving entity, (ii) immediate exercisability of outstanding options and (iii) settlement of the intrinsic value of outstanding vested options in cash or cash equivalents or equity followed by the cancellation of all such options (whether or not then vested or exercisable).
For more information regarding the treatment of WUP options under the WUP Option Plan in the Business Combination, see Note 3, Business Combination of the Notes to Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022.
Outstanding Equity Awards at Fiscal Year-End
The following table provides information regarding the outstanding equity awards held by each of our named executive officers as of December 31, 2022:
		Option Awards					Stock Awards
Name	Grant Date(1)	Number of securities underlying unexercised options exercisable (#)	Number of securities underlying unexercised options unexercisable (#)	Equity incentive plan awards: number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested (#)(2)	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested ($)(3)
Kenny Dichter, Chief Executive Officer
2021 LTIP – CEO PSUs	6/8/2022	—	—	—	—	—	—	—	380,000(4)	391,400
2021 LTIP – CEO Market-based RSUs	6/8/2022	—	—	—	—	—	—	—	1,615,000(5)	1,663,450
2021 LTIP – RSUs	6/8/2022	—	—	—	—	—	—	—	1,600,000(6)	1,648,000
Wheels Up Partners Holdings LLC Equity Incentive Plan VIII – Profits Interests (Series 10)	4/29/2020	—	—	—	—	—	1,650,362(7)	1,699,873	—	—
Todd Smith, Chief Financial Officer
2022 Inducement Grant Plan - RSUs	7/1/2022	—	—	—	—	—	—	—	1,367,522(8)	1,408,547
Stevens Sainte-Rose, Chief People Officer
2021 LTIP – RSUs	2/16/2022	—	—	—	—	—	—	—	150,000(9)	154,500
2021 LTIP - RSUs	1/3/2022	—	—	—	—	—	—	—	250,000(10)	257,500
Wheels Up Experience Inc. Proxy Statement and Notice of 2023 Annual Meeting of Stockholders 91

EXECUTIVE COMPENSATION (continued)
		Option Awards					Stock Awards
Name	Grant Date(1)	Number of securities underlying unexercised options exercisable (#)	Number of securities underlying unexercised options unexercisable (#)	Equity incentive plan awards: number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested (#)(2)	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested ($)(3)
Lee Applbaum, Chief Marketing Officer
2021 LTIP – RSUs	2/8/2022	—	—	—	—	—	—	—	550,965(11)	567,494
2021 LTIP – RSUs	9/17/2021	—	—	—	—	—	—	—	107,806(12)	111,040
Wheels Up Partners Holdings LLC – Stock Options	11/2/2020	863,236	287,745(13)	—	$7.56	11/2/2030	—	—	—	—
Wheels Up Partners Holdings LLC – Stock Options	10/13/2020	25,897	8,632(14)	—	$7.56	10/13/2030	—	—	—	—
Laura Heltebran, Chief Legal Officer
2021 LTIP – RSUs	2/16/2022	—	—	—	—	—	—	—	107,806(9)	111,040
2021 LTIP – RSUs	9/17/2021	—	—	—	—	—	—	—	200,000(12)	206,000
Wheels Up Partners Holdings LLC – Stock Options	12/31/2020	345,294	115,098(15)	—	$8.69	12/31/2030	—	—	—	—
Eric Cabezas, Senior Vice President, Finance & Former Interim Chief Financial Officer(16)
2021 LTIP – RSUs	5/18/2022	—	—	—	—	—	—	—	50,000(17)	51,500
2021 LTIP – RSUs	2/16/2022	—	—	—	—	—	—	—	81,081(9)	83,513
Wheels Up Partners Holdings LLC – Stock Options	11/25/2020	23,019	5,754(18)	—	$8.39	11/25/2030	—	—	—	—
Wheels Up Partners Holdings LLC – Stock Options	12/11/2019	115,098	—	—	$7.56	12/11/2029	—	—	—	—
Wheels Up Partners Holdings LLC – Stock Options	4/30/2019	69,058	—	—	$7.04	4/30/2029	—	—	—	—
(1)	For purposes of this column, the grant date for the awards is the grant date determined under ASC Topic 718.
(2)
Represents the market value of WUP profits interests, based on the closing price per share of our Common Stock on December 31, 2022, which was $1.03, as if such profits interests had vested in full on December 31, 2022 and were immediately exchanged for the maximum number of shares of our Common Stock at the close of trading on such date. The actual number of shares of Common Stock received upon exchange of such WUP profits interests will depend on the trading price per share of our Common Stock at the time of such exchange.

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EXECUTIVE COMPENSATION (continued)
(3)
Represents the market value of PSUs and RSUs. The value of PSUs and RSUs (excluding the CEO Market-based RSUs) is based on the closing price per share of our Common Stock on December 31, 2022, which was $1.03, as if such PSUs and RSUs (excluding the CEO Market-based RSUs) had vested in full on December 31, 2022. The value of CEO Market-based RSUs is as described in footnote 5 to this table.

(4)
Represents unvested CEO PSU awards granted to Mr. Dichter on June 8, 2022, which contain separate performance conditions based on the achievement of pre-determined annual revenue and Adjusted EBITDA thresholds for periods ending on or before December 31, 2026. The value attributed to such PSUs is based on the closing price per share of our Common Stock on December 31, 2022, which was $1.03.

(5)
Represents CEO Market-based RSU awards granted to Mr. Dichter on June 8, 2022, which contain separate market-based vesting conditions based on the closing trading price per share of Common Stock over any 30 consecutive trading day-period that occurs prior to December 31, 2026. Pursuant to Instruction 3 to Item 402(f)(2) of Regulation S-K, the payout value reported in the column is based on the closing price per share of our Common Stock on December 31, 2022, which was $1.03. The payout value reported represents the maximum value of the CEO Market-based RSU awards assuming achievement of the threshold performance goals underlying such awards. However, the market value of the CEO Market-based RSUs is based on achievement of the minimum price per share necessary to satisfy the applicable market-based vesting conditions. None of the market-based share price vesting conditions had been achieved by December 31, 2022 and the market value of the CEO Market-based RSU awards was $0. See “—Compensation Discussion and Analysis—Primary Elements of Compensation For Fiscal Year 2022—2022 CEO Awards” for more information.

(6)
Represents unvested RSU awards granted to Mr. Dichter on June 8, 2022, which are scheduled to vest in equal installments on June 8, 2023, June 8, 2024 and June 8, 2025, subject to continued service through each such vesting date.

(7)	Represents unvested WUP profits interest awards granted to Mr. Dichter on April 29, 2020, of which all 1,650,362 vested on January 11, 2023.
(8)
Represents the unvested portion of RSU awards granted to Mr. Smith on July 1, 2022 under the 2022 Inducement Grant Plan, which are scheduled to vest in equal installments on December 30, 2023 and December 30, 2024, subject to continued service through each such vesting date.

(9)
Represents unvested RSU awards granted to Ms. Heltebran and Messrs. Sainte-Rose and Cabezas on February 16, 2022, which are scheduled to vest in three equal installments on February 16, 2023, February 16, 2024 and February 16, 2025, subject to continued service through each such vesting date.

(10)
Represents unvested RSU awards granted to Mr. Sainte-Rose on January 3, 2022 under the 2022 Inducement Grant Plan, which are scheduled to vest in three equal installments on January 3, 2023, January 3, 2024 and January 3, 2025, subject to continued service through each such vesting date.

(11)
Represents unvested RSU awards granted to Mr. Applbaum on February 8, 2022, which are scheduled to vest in three equal installments on February 8, 2023, February 8, 2024 and February 8, 2025, subject to continued service through each such vesting date.

(12)
Represents the unvested portion of RSU awards granted to Mr. Applbaum and Ms. Heltebran on September 17, 2021, which are scheduled to vest in equal installments on September 17, 2023 and September 17, 2024, subject to continued service through each such vesting date.

(13)
Represents the unvested and unexercisable portion of options granted to Mr. Applbaum on November 2, 2020, which are scheduled to vest on July 15, 2023, subject to continued service through each such vesting date.

(14)
Represents the unvested and unexercisable portion of options granted to Mr. Applbaum on October 13, 2020, which are scheduled to vest on June 25, 2023, subject to continued service through each such vesting date.

(15)
Represents the unvested and unexercisable portion options granted to Ms. Heltebran on December 31, 2020, which are scheduled to vest on September 12, 2023, subject to continued service through each such vesting date.

(16)	Mr. Eric Cabezas served as our interim principal financial officer from May 18, 2022 until June 29, 2022. He remains employed with Wheels Up as Senior Vice President, Finance.
(17)
Represents unvested RSU awards granted to Mr. Cabezas on May 18, 2022, which are scheduled to vest in three equal installments on May 18, 2023, May 18, 2024 and May 18, 2025, subject to continued service through each such vesting date.

(18)
Represents the unvested and unexercisable portion options granted to Mr. Cabezas on November 25, 2020, which are scheduled to vest on August 7, 2023, subject to continued service through each such vesting date.

Wheels Up Experience Inc. Proxy Statement and Notice of 2023 Annual Meeting of Stockholders 93

EXECUTIVE COMPENSATION (continued)
Option Exercises and Stock Vested
The following table provides information regarding option exercises and stock vesting for each of our named executive officers as of December 31, 2022:
Name	Option Awards		Stock Awards
	Number of shares acquired on exercise (#)	Value realized on exercise ($)	Number of shares acquired on vesting (#)	Value realized on vesting ($)(1)
Kenny Dichter	—	—	4,503,175(2)	10,451,859
Todd Smith	—	—	683,760(3)	704,273
Stevens Sainte-Rose	—	—	—	—
Lee Applbaum	—	—	53,903(4)	81,394
Laura Heltebran	—	—	53,903(5)	81,394
Eric Jacobs(6)	—	—	1,853,507(7)	6,518,900
Eric Cabezas(8)	—	—	1,500(9)	2,655
Vinayak Hegde(10)	—	—	938,555(11)	1,589,782
Jason Horowitz(12)	—	—	1,061,923(13)	3,235,255
(1)
Value of stock awards realized on vesting is computed by multiplying the number of RSUs, shares of restricted stock or WUP profits interests acquired upon vesting on a given date by the closing price per share of our Common Stock on such date.

(2)
Represents the vesting of: (i) 1,650,362 WUP profits interests on January 11, 2022 (closing price: $4.24); (ii) 459,020 WUP profits interests on January 12, 2022 (closing price: $4.30); (iii) 1,773,762 shares of restricted stock on February 8, 2022 (closing price: $3.63); (iv) 28,775 WUP profits interests on March 29, 2022 (closing price: $3.27); and (v) 591,256 shares of restricted stock on August 24, 2022 (closing price: $2.14).

(3)	Represents the vesting of 683,760 RSUs on December 30, 2022 (closing price: $1.03).
(4)	Represents the vesting of 53,903 RSUs on September 17, 2022 (closing price: $1.51).
(5)	Represents the vesting of 53,903 RSUs on September 17, 2022 (closing price: $1.51).
(6)	Mr. Jacobs served as our principal financial officer until May 18, 2022.
(7)
Represents the vesting of: (i) 451,184 WUP profits interests on January 12, 2022 (closing price: $4.30); (ii) 949,559 shares of restricted stock on February 8, 2022 (closing price: $3.63); and (iii) 316,519 shares of restricted stock and 136,245 RSUs on May 18, 2022 (closing price: $2.50) pursuant to the approval of the Compensation Committee and terms of the Jacobs Separation Agreement.

(8)	Mr. Cabezas served as our interim principal financial officer from May 18, 2022 until June 29, 2022. He remains employed with Wheels Up as Senior Vice President, Finance.
(9)	Represents the vesting of 1,500 RSUs on November 1, 2022 (closing price: $1.77).
(10)	Mr. Hegde served as our President until November 9, 2022.
(11)
Represents the vesting of: (i) 38,366 RSUs on February 5, 2022 (closing price: $3.70); (ii) 38,366 RSUs on May 5, 2022 (closing price: $2.99); (iii) 38,366 RSUs on August 5, 2022 (closing price: $2.45); (iv) 86,245 RSUs on September 17, 2022 (closing price: $1.51); (v) 38,366 RSUs on November 5, 2022 (closing price: $1.58); and (vi) 698,846 RSUs on November 9, 2022 (closing price: $1.50) pursuant to the approval of the Compensation Committee and terms of the Hegde Separation Agreement.

(12)	Mr. Horowitz served as our Chief Business Officer until November 1, 2022.
(13)
Represents the vesting of: (i) 690,588 shares of restricted stock on February 8, 2022 (closing price: $3.63); (ii) 230,196 shares of restricted stock on August 24, 2022 (closing price: $2.14); (iii) 53,903 RSUs on September 17, 2022 (closing price: $1.51); and (iv) 87,236 RSUs on November 1, 2022 (closing price: $1.77) pursuant to the approval of the Compensation Committee and terms of the Horowitz Separation Agreement.

94 Wheels Up Experience Inc. Proxy Statement and Notice of 2023 Annual Meeting of Stockholders

EXECUTIVE COMPENSATION (continued)
Pension Benefits and Nonqualified Deferred Compensation
During the fiscal year ended December 31, 2022, we did not have, and we do not currently intend to adopt, any plans or programs for our directors or named executive officers that provide for pension benefits, nonqualified defined contribution and other nonqualified deferred compensation plans.
Potential Payments Upon Termination or Change of Control
This section describes the potential benefits our named executive officers may receive under certain termination of employment scenarios, including in connection with a change in control, assuming termination of employment effective December 31, 2022. The benefits that our named executive officers may receive under termination of employment scenarios would be payable pursuant to (a) the terms of employment agreements or offer letters with each of our named executive officers, and (b) the terms of compensation plans applicable by their terms to all participating employees and award agreements thereunder.
Potential Payments Under Employment Agreements and Offer Letters
We have entered into employment agreements or offer letters with all of our named executive officers, which were in effect as of December 31, 2022. Each of Messrs. Hegde, Horowitz and Jacobs separated from the Company before fiscal year end, and were not entitled to termination payments as of December 31, 2022.
The employment agreements or offer letters with certain of the named executive officers provide for certain severance payments and benefits upon a termination by Wheels Up without “Cause,” by the named executive officer for “Good Reason” or due to death or “Disability” (as each such term is defined in the applicable employment agreement or offer letter). Under Mr. Dichter’s employment agreement, we may be required to make certain severance payments upon under certain circumstances upon a “Change in Control” of Wheels Up (as defined in Mr. Dichter’s employment agreement). The employment agreements and offer letters with our named executive officers other than Mr. Dichter do not mandate severance payments and benefits upon a change of control. For more information regarding these severance payments and benefits, including the provisions related to termination for “Cause”, “Good Reason” or due to death or “Disability” for each named executive officer, and for Mr. Dichter, a “Change in Control”, see “—Narrative Disclosure to the Summary Compensation and Grants of Plan-Based Awards Tables—Employment Agreements and Offer Letters of Current Named Executive Officers” above.
Potential Payments Under Equity Incentive Plans and Award Agreements
Treatment of Outstanding Equity Awards
As of December 31, 2022, certain of our named executive officers had outstanding unvested WUP profits interests under the WUP Equity Incentive Plan, unvested stock options under the WUP Option Plan, unvested RSUs under the 2021 LTIP and 2022 Inducement Grant Plan, and unvested CEO PSUs and CEO Market-based RSUs under the 2021 LTIP. The following chart summarizes the treatment of such awards granted under our equity incentive plans under various termination of employment scenarios, including in connection with a change of control. Descriptions of the triggering events noted in the chart below are included in the next subsection.
Treatment of WUP Profits Interests(1)	Treatment of Stock Options(2)	Treatment of RSUs(3)	Treatment of CEO PSUs and CEO Market-based RSUs(4)
Termination without Cause:
Any unvested WUP profits interests scheduled to vest within six (6) months following the date of termination will vest as if no such termination occurred. All other unvested WUP profits interests will be immediately forfeited.

Any unvested stock options scheduled to vest within six (6) months following the date of termination will vest as if no such termination occurred. All other unvested stock options will be immediately forfeited.
Any unvested RSUs will be immediately forfeited.
Any unvested CEO PSUs and CEO Market-based RSUs eligible to vest within one (1) year following the date of termination will vest, if at all, based on the satisfaction of the performance conditions on or prior to the end of such one-year period. All other unvested CEO PSUs and CEO Market-based RSUs will be immediately forfeited.

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EXECUTIVE COMPENSATION (continued)
Treatment of WUP Profits Interests(1)	Treatment of Stock Options(2)	Treatment of RSUs(3)	Treatment of CEO PSUs and CEO Market-based RSUs(4)
Resignation for Good Reason:
Any unvested WUP profits interests will be immediately forfeited.
Any unvested stock options will be immediately forfeited. Any vested and exercisable stock options may be exercised within six (6) months after the date of separation, or, if earlier, within the originally prescribed term of the stock option.
Any unvested RSUs will be immediately forfeited.
Any unvested CEO PSUs and CEO Market-based RSUs eligible to vest within one (1) year following the date of separation will vest, if at all, based on the satisfaction of the performance conditions on or prior to the end of such one-year period. All other unvested CEO PSUs and CEO Market-based RSUs will be immediately forfeited.

Termination for Cause or Resignation without Good Reason:
Any unvested WUP profits interests will be immediately forfeited.
Any unvested stock options will be immediately forfeited. Any vested and exercisable stock options may be exercised within six (6) months after the date of termination or separation, as applicable, or, if earlier, within the originally prescribed term of the stock option.
		Any unvested RSUs will be immediately forfeited.	Any unvested CEO PSUs and CEO Market-based RSUs will be immediately forfeited.
Disability:
Not applicable.
Any unvested stock options will be immediately forfeited. Any vested and exercisable stock options may be exercised within 12 months after the date of disability, or, if earlier, within the originally prescribed term of the stock option.

Any unvested RSUs may be exercised by the participant or a legally designated guardian or other representative.

The Compensation Committee may, in its sole discretion, (i) terminate restrictions in RSU award agreements, (ii) accelerate any or all installments and rights and/or (iii) instruct the Company to pay the total of any accelerated payments in a lump sum to the participant or the participant’s estate, beneficiaries or representative.

Any unvested CEO PSUs and CEO Market-based RSUs eligible to vest within one (1) year following the date of disability will vest, if at all, based on the satisfaction of the performance conditions on or prior to the end of such one-year period. All other unvested CEO PSUs and CEO Market-based RSUs will be forfeited.

96 Wheels Up Experience Inc. Proxy Statement and Notice of 2023 Annual Meeting of Stockholders

EXECUTIVE COMPENSATION (continued)
Treatment of WUP Profits Interests(1)	Treatment of Stock Options(2)	Treatment of RSUs(3)	Treatment of CEO PSUs and CEO Market-based RSUs(4)
Death:
Any unvested WUP profits interests will be immediately forfeited.
Any unvested stock options will be immediately forfeited. Any vested and exercisable stock options may be exercised by the decedent’s estate or personal representative within 12 months after the date of death, or, if earlier, within the originally prescribed term of the stock option.

Any unvested RSUs will inure to the participant’s estate or beneficiaries and vest at such times and in such manner as if the participant was living.

The Compensation Committee may, in its sole discretion, (i) terminate restrictions in RSU award agreements, (ii) accelerate any or all installments and rights and/or (iii) instruct the Company to pay the total of any accelerated payments in a lump sum to the participant or the participant’s estate, beneficiaries or representative.

Any unvested CEO PSUs and CEO Market-based RSUs eligible to vest within one (1) year following the date of death will vest, if at all, based on the satisfaction of the performance conditions on or prior to the end of such one-year period. All other unvested CEO PSUs and CEO Market-based RSUs will be immediately forfeited.

Change of Control:
Any unvested WUP profits interests will vest at the time of the Change of Control, subject to certain conditions.(5)	Any unvested stock options will vest at the time of the Change of Control, subject to certain conditions.(5)	Any unvested RSUs will be immediately forfeited.
If the Change of Control involves acquisition of the Company by an entity:
• listed on a national securities exchange, any unvested CEO PSUs and CEO Market-based RSUs will cease to be subject to the performance-based vesting conditions and will instead vest in substantially equal annual installments over the number of full years remaining prior to the vesting end date; or(6)
• that is not listed on a national securities exchange, the treatment of any unvested CEO PSUs and CEO Market-based RSUs will be determined by the Compensation Committee.

(1)
Represents the treatment of WUP profits interests under the WUP Equity Incentive Plan and related award agreements. As of December 31, 2022, Mr. Dichter held unvested WUP profits interests, which subsequently vested in-full on January 11, 2023.

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EXECUTIVE COMPENSATION (continued)
(2)	Represents the treatment of stock options under the WUP Option Plan and related award agreements. As of December 31, 2022, Ms. Heltebran and Messrs. Applbaum and Cabezas held unvested stock options.
(3)
Represents the treatment of RSUs under the 2021 LTIP, the 2022 Inducement Grant Plan and related award agreements. As of December 31, 2022, Messrs. Dichter, Smith, Sainte-Rose, Applbaum and Cabezas and Ms. Heltebran held unvested RSUs. The terms above reflect the Company’s standard RSU award agreements, which apply to Messrs. Sainte-Rose, Applbaum and Cabezas and Ms. Heltebran under the 2021 LTIP and Mr. Smith under the 2022 Inducement Grant Plan. Mr. Dichter’s RSU award agreements under the 2021 LTIP treat RSUs as follows upon the occurrence of a triggering event: (i) if Mr. Dichter is terminated without Cause, resigns for Good Reason or ceases employment due to Disability or death, any unvested RSUs scheduled to vest within 18 months following the date of termination will vest as if no such termination occurred and all other unvested RSUs will be forfeited; (ii) if Mr. Dichter is terminated for Cause or resigns without Good Reason, any unvested RSUs will be immediately forfeited; and (iii) if there is a Change of Control that involves acquisition of the Company by an entity: (a) listed on a national securities exchange, unvested RSUs will vest in accordance with applicable vesting schedules, or (b) that is not listed on a national securities exchange, the treatment of unvested RSUs will be determined by the Compensation Committee.

(4)
Represents the treatment of CEO PSUs and CEO Market-based RSUs under the 2021 LTIP and related award agreements. As of December 31, 2022, only Mr. Dichter held unvested CEO PSUs and CEO Market-based RSUs, and none of our other named executive officers held unvested PSUs or RSUs with market-based vesting conditions.

(5)
Under the WUP Equity Incentive Plan, WUP Option Plan and related award agreements, such vesting of WUP profits interests or stock options, as applicable, upon a Change of Control will occur if (i) at all times from the grant date through the Change of Control, the holder of the WUP profits interest or stock option, as applicable, is performing services for the Company or one of its subsidiaries, or (ii) the holder of the WUP profits interest or stock option, as applicable, is an employee of the Company or its subsidiaries and his or her employment was terminated by the Company without Cause following the announcement of a Change of Control transaction and that transaction closes within six (6) months following the date of termination of employment of the holder of the WUP profits interest or stock option, as applicable.

(6)
If a Change of Control involves an acquisition by an entity that is listed on a national securities exchange, and if the named executive officer’s employment or other service relationship is terminated by the Company without Cause or the named executive officer resigns for Good Reason within 12 months following the Change of Control, all CEO PSUs and CEO Market-based RSUs that are unvested as of such named executive officer’s termination or resignation date will automatically become fully vested.

98 Wheels Up Experience Inc. Proxy Statement and Notice of 2023 Annual Meeting of Stockholders

EXECUTIVE COMPENSATION (continued)
Triggering Events
As noted in the chart above regarding treatment of equity awards, eligibility for vesting of unvested awards granted under our equity incentive plans are triggered by certain events. The terms “Cause,” “Change of Control,” “Disability” and “Good Reason,” as they apply to the named executive officers under the WUP Equity Incentive Plan, WUP Option Plan, 2021 LTIP, 2022 Inducement Grant Plan and the applicable award agreements thereunder, are summarized in the chart below.
Triggering Event	Award Type	Definition
“Cause”	• WUP profits interests • Stock options
(i) the named executive officer’s theft or embezzlement, or attempted theft or embezzlement, of money or property of the Company or of an affiliate, the named executive officer’s perpetration or attempted perpetration of fraud, or the named executive officer’s participation in a fraud or attempted fraud, on the Company or an affiliate or the named executive officer’s unauthorized appropriation of, or Optionee’s attempt to misappropriate, any tangible or intangible assets or property of the Company or an Affiliate; (ii) any act or acts by the named executive officer of disloyalty, dishonesty, misconduct, moral turpitude, or any other act or acts by the named executive officer injurious to the interest, property, operations, business or reputation of the Company or an affiliate; (iii) the named executive officer’s commission of a felony or any other crime the commission of which results in injury to the Company or an affiliate; or (iv) any violation of any restriction on the disclosure or use of confidential information of the Company or an affiliate, client, customer, prospect, or merger or acquisition target, or on competition with the Company or an affiliate or any of its businesses as then conducted.

	• RSUs • CEO PSUs and CEO Market-based RSUs	“Cause” is not used or defined, except in RSU and PSU award agreements for Mr. Dichter.(1)
“Change of Control”	• WUP profits interests • Stock options
Any transaction or series of transactions (i) following which a person or “group” (within the meaning of Section 13(d) of the Exchange Act) of persons (other than the Company or its subsidiaries), has direct or indirect beneficial ownership of securities (or rights convertible or exchangeable into securities) representing 50% or more of the voting power of or economic rights or interests in the Company or WUPH or any of their respective subsidiaries (other than as a result of any Exchange (as defined in the A&R LLCA)), (ii) constituting a merger, consolidation, reorganization or other business combination, however effected, following which either (a) the members of the board of directors of the Company or WUPH immediately prior to such merger, consolidation, reorganization or other business combination do not constitute at least a majority of the board of directors of the company surviving the combination or, if the surviving company is a subsidiary, the ultimate parent thereof or (b) the voting securities of the Company, WUPH or any of their respective subsidiaries immediately prior to such merger, consolidation, reorganization or other business combination do not continue to represent or are not converted into 50% or more of the combined voting power of the then outstanding voting securities of the person resulting from such combination or, if the surviving company is a subsidiary, the ultimate parent thereof, or (iii) the result of which is a sale of all or substantially all of the assets of the Company or WUPH to any person.

	• RSUs • CEO PSUs and CEO Market-based RSUs	“Change of Control” is not used or defined, except in RSU and PSU award agreements for Mr. Dichter.(2)
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EXECUTIVE COMPENSATION (continued)
Triggering Event	Award Type	Definition
“Disability”	• Stock options • CEO PSUs and CEO Market-based RSUs • RSUs	Permanent and total disability as defined in Section 22(e)(3) of the Code.
	• WUP profits interests	“Disability” is not used or defined.
“Good Reason”	• WUP profits interests • Stock options • RSUs • CEO PSUs and CEO Market-based RSUs	“Good Reason” is not used or defined, except in RSU and PSU award agreements for Mr. Dichter.(3)
(1)
“Cause” under Mr. Dichter’s RSU and PSU award agreements means: (i) the executive’s theft or embezzlement, or attempted theft or embezzlement, of money or property of the Company or of an affiliate, the executive’s perpetration or attempted perpetration of fraud, or the executive’s participation in a fraud or attempted fraud, on the Company or an affiliate or the executive’s unauthorized appropriation of, or the executive’s attempt to misappropriate, any tangible or intangible assets or property of the Company or an affiliate; (ii) any act or acts by the executive of disloyalty, dishonesty, misconduct, moral turpitude or any other act or acts by the named executive officer injurious to the interest, property, operations, business or reputation of the Company or an affiliate; (iii) the executive’s commission of a felony or any other crime the commission of which results in injury to the Company or an affiliate; (iv) any violation of any restriction on the disclosure or use of confidential information of the Company or an affiliate, client, customer, prospect or merger or acquisition target, or on competition with the Company or an affiliate or any of its businesses as then conducted; or (v) any other action that the Board or the Compensation Committee, in their sole discretion, may deem to be sufficiently injurious to the interests of the Company or an affiliate to constitute substantial cause for termination.

(2)
“Change of Control” under Mr. Dichter’s RSU and PSU award agreements means the earliest of: (i) the purchase or other acquisition of outstanding shares of the Company’s capital stock by any entity, person or group of beneficial ownership, as that term is defined in Rule 13d-3 under the Exchange Act (other than the Company or one of its affiliates or employee benefit plans), in one or more transactions, such that the holder, as a result of such acquisition, now owns more than 50% of the outstanding capital stock of the Company entitled to vote for the election of directors; (ii) the completion by any entity, person or group (other than the Company or one of its affiliates or employee benefit plans) of a tender offer or an exchange offer for more than 50% of the outstanding voting stock of the Company; (iii) the effective time of (a) a merger or consolidation of the Company with one or more corporations as a result of which the holders of the outstanding voting stock of the Company immediately prior to such merger or consolidation hold less than 50% of the voting stock of the surviving or resulting corporation immediately after such merger or consolidation, or (b) a transfer of all or substantially all of the property or assets of the Company, other than to an entity of which the Company owns at least 80% of the voting stock; and (iv) the election to the Board, without the recommendation or approval of the incumbent Board, of directors constituting a majority of the number of directors of the Company then in office, provided that any person who becomes a director subsequent to the date hereof whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the directors then comprising the incumbent Board (other than an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to directors of the Company, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) shall be, for purposes of this section, considered as though such person was a member of the incumbent Board.

(3)
“Good Reason” under Mr. Dichter’s RSU and PSU award agreements means: (i) a material breach by the Company of any material covenant or provision of the executive’s employment agreement; or there is a breach of an equity award agreement that materially affects the executive’s rights or benefits with respect to an existing equity award or any other equity award subsequently granted to the executive; (ii) any involuntary change in the named executive officer’s title or reporting relationships except as permitted under the executive’s employment agreement or any involuntary material diminution in the executive’s material duties, authorities or responsibilities; (iii) a reduction by the Company in the base salary or a reduction in the executive’s target bonus as provided under the executive’s employment agreement, or (iv) a decision by the company that alters the previously agreed “place of employment” for the executive to a location other than that stated in the executive’s employment agreement without the prior agreement of the named executive officer, subject in each case to certain notice and procedural requirements.

100 Wheels Up Experience Inc. Proxy Statement and Notice of 2023 Annual Meeting of Stockholders

EXECUTIVE COMPENSATION (continued)
Potential Payments Under Executive Severance Guidelines
In October 2021, the Compensation Committee approved the Severance Guidelines to provide for minimum treatment under certain termination of service scenarios for our executive officers. The Compensation Committee uses the Severance Guidelines to determine payments of base salary and annual incentive bonuses, as well as the acceleration of unvested equity incentive awards, when determining the separation package for a named executive officer. The Severance Guidelines provide the benefits described in the table below for our Chief Executive Officer and our other named executive officers if terminated by the Company without “Cause” or if the named executive officer resigns for “Good Reason” (as defined below), or in the event of a “Change in Control” (as defined below):
Principal Position	Term of Service	Base Salary	Annual Incentive Bonus	COBRA Continuation	Acceleration of Unvested Equity Incentive Awards (including options)	Extension of Exercise Period for Vested Options Post- Separation	Post-Separation Flight Hours
Chief Executive Officer	Any	2x annual	2x annual	18 months	Per Employment Agreement	5 years	200 hours for two years
Other Named Executive Officers	≥ 1 year	1x annual	1x annual	12 months	12 months	5 years	Annual Allocation
	< 1 year	Minimum of 6 months	Minimum of 6 months	6 months	6 months	5 years	Annual Allocation
The Severance Guidelines provide that the payments, vestings and allocations described above will occur as follows: (i) a base salary payment will be paid in a lump sum upon separation; (ii) any annual incentive bonuses will be paid when the Company pays annual incentive bonuses to similarly situated senior executives of the Company and will be determined based on the satisfaction of performance metrics for management bonuses generally established by the Board each year relative to targets; (iii) if the executive officer elects to enroll in COBRA benefits, the Company will reimburse applicable premiums and administrative fees for up to the applicable continuation period indicated in the table above; (iv) equity incentive awards scheduled to vest during the period after separation indicated in the table above will vest promptly after departure as-if departure had not occurred; (v) the exercise period for any outstanding vested stock options, including stock options that were subject to accelerated vesting upon departure, will be extended for five years after the date of separation; and (vi) final post-separation flight hours will be granted on December 31st of the termination year in an amount equal to the number of hours for which the executive officer was eligible in the year of termination.
The Severance Guidelines utilize the definition of “Cause” in each named executive officer’s employment agreement or offer letter. To the extent not otherwise defined in the named executive officer’s employment agreement or offer letter, under the Severance Guidelines:
•
“Good Reason” means, (i) a material breach by the Company of any material covenant or provision of this Agreement; or there is a breach of the Option Agreement by Holdings that materially affects Executive’s rights or benefits with respect to the Option or any other equity award subsequently granted to Executive; (ii) any involuntary change in the Executive’s title or reporting relationships except as permitted hereunder or any involuntary material diminution in the Executive’s material duties, authorities or responsibilities; or (iii) a reduction by the Company in the Base Salary or a reduction in the Executive’s Target Bonus as provided hereunder, except in circumstances where such reduction was due to unforeseen circumstances such as COVID and such reduction was applied to all individuals at Executive’s level, in each case subject to the satisfaction of certain notice procedures; and

•
“Change in Control” means the earliest to occur of: (i) the purchase or other acquisition of outstanding shares of the Company’s capital stock by any entity, person or group of beneficial ownership, as that term is defined in Rule 13d-3 under the Exchange Act (other than the Company or one of its affiliates or employee benefit plans), in one or more transactions, such that the holder, as a result of such acquisition, now owns more than 50% of the outstanding capital stock of the Company entitled to vote for the election of directors; (ii) the completion by any entity, person or group (other than the Company or one of its affiliates or employee benefit plans) of a tender offer or an exchange offer for more than 50% of the outstanding voting stock of the Company; (iii) the effective time of (a) a merger or consolidation of the Company with one or more corporations as a result of which the holders of the outstanding voting stock of the Company immediately prior to such merger or consolidation hold less than 50% of the voting stock of the surviving or resulting corporation immediately after such merger or consolidation, or (b) a transfer of all or substantially all of the property or assets of the Company, other than to an entity of which the Company owns at least 80% of the voting stock; and (iv) the election to the Board, without the recommendation or approval of the incumbent Board, of directors constituting a majority

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EXECUTIVE COMPENSATION (continued)
of the number of directors of the Company then in office, provided that any person who becomes a director subsequent to the date hereof whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the directors then comprising the incumbent Board (other than an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to directors of the Company, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) shall be, for purposes of this section, considered as though such person was a member of the incumbent Board.
The Severance Guidelines will apply in the event of a Change in Control only if (i) the Change in Control is consummated and (ii) the executive officer is terminated by the successor company in the 12 months after the Change in Control. In such case, all of the executive officer’s unvested equity awards will vest upon departure and the executive officer is entitled to receive one additional year of base salary and annual incentive bonus as severance payments.
The terms of our named executive officers’ employment agreements and offer letters may contain additional or different terms that apply in such scenarios. In addition to, or in lieu of, any terms applicable to a named executive officer under an employment agreement or offer letter, our equity incentive plans or the Severance Guidelines, the Compensation Committee and the Board have the discretion to provide for alternate compensation or severance arrangements with named executive officers in connection with their separation of employment. These compensation or severance arrangements may include, but are not limited to, cash compensation in lieu of salary, bonus or other compensable payments for a period of time after separation of employment, accelerated vesting of outstanding unvested equity awards, the extension of the exercise period for stock options, the allocation of flight hours on Company aircraft and/or post-separation consulting arrangements. Because any such compensation or severance arrangements are not pursuant to the terms of any outstanding contract, arrangement or plan covering such named executive officer, no named executive officer is entitled to such payments unless approved by the Compensation Committee and agreed to in writing by the Company. We entered into separation and release agreements with each of Messrs. Jacobs, Hegde and Horowitz during fiscal year 2022, descriptions of which are included under “—Narrative Disclosure to Summary Compensation and Grants of Plan-Based Awards Tables—Contractual Arrangements with Former Named Executive Officers” in this Proxy Statement.
Other Potential Payments or Benefits
In addition, under certain circumstances, our named executive officers may be entitled to receive, or elect to receive, certain benefits or payments that are generally available to all Wheels Up employees on a non-discriminatory basis, such as payment of retirement, disability and death benefits. We have not provided information with respect to such applicable contracts, agreements, plans or arrangements, because they are available generally to all employees and do not discriminate in scope, terms or operation, in favor of our named executive officers.
102 Wheels Up Experience Inc. Proxy Statement and Notice of 2023 Annual Meeting of Stockholders

EXECUTIVE COMPENSATION (continued)
Table Regarding Potential Payments Upon Termination or Change in Control
The following table describes the estimated payments and benefits upon termination, including in connection with a change of control, for each named executive officer as if such named executive officer was terminated or, in the case of a change of control, such change of control was consummated, at the end of the business day on December 31, 2022. Certain estimated payments described below take into account impacts under the Severance Guidelines for certain termination of service scenarios, including assuming that a Change in Control (as defined in the Severance Guidelines) had already occurred and the executive officer had been employed for 12 months after such Change in Control, prior to termination at the end of the business day on December 31, 2022. In the event that the terms of the Severance Guidelines conflict with or are less favorable than the terms of any named executive officer’s employment agreement or offer letter or terms of our equity incentive plans or awards granted thereunder, we have applied the terms most favorable to the named executive officer. We have not included in the table below any benefit or payment that is available generally to all Wheels Up employees on a non-discriminatory basis such as payment of retirement, disability and death benefits. During the fiscal year ended December 31, 2022, Wheels Up did not have any plans or programs for our named executive officers that provide for pension benefits, nonqualified defined contribution and other nonqualified deferred compensation plans.
Named Executive Officer / Termination Scenario	Severance Payments ($)(1)	WUP Profits Interests ($)(2)	Stock Options ($)(3)	RSU Awards ($)(4)	CEO PSU and CEO Market-based RSU Awards ($)	Other Benefits ($)(5)	Total Potential Payments ($)
Kenny Dichter, Chief Executive Officer
Without Cause	5,700,000	1,699,873	—	1,648,000	2,054,850(6)	1,997,522	13,100,245
Resignation for Good Reason	5,700,000	—	—	1,648,000	2,054,850(6)	1,997,522	11,400,372
For Cause or Resignation without Good Reason	—	—	—	—	—	—	—
Disability	237,502	—	—	1,648,000	2,054,850(6)	8,161	3,948,513
Death	237,502	—	—	1,648,000	2,054,850(6)	—	3,940,352
Change of Control	8,550,000	1,699,873	—	1,648,000	2,054,850(6)	1,997,522	15,950,245
Todd Smith, Chief Financial Officer
Without Cause	575,000	—	—	—	—	176,814	751,814
Resignation for Good Reason	575,000	—	—	—	—	176,814	751,814
For Cause or Resignation without Good Reason	—	—	—	—	—	—	—
Disability	—	—	—	1,408,548	—	—	1,408,548
Death	—	—	—	1,408,548	—	—	1,408,548
Change of Control	1,725,000	—	—	1,408,548	—	176,814	3,310,362
Stevens Sainte-Rose, Chief People Officer
Without Cause	861,667	—	—	137,333	—	102,990	1,101,989
Resignation for Good Reason	861,667	—	—	137,333	—	102,990	1,101,989
For Cause or Resignation without Good Reason	—	—	—	—	—	—	—
Disability	—	—	—	412,000	—	—	412,000
Death	—	—	—	412,000	—	—	412,000
Change of Control	1,801,667	—	—	412,000	—	102,990	2,316,656
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EXECUTIVE COMPENSATION (continued)
Named Executive Officer / Termination Scenario	Severance Payments ($)(1)	WUP Profits Interests ($)(2)	Stock Options ($)(3)	RSU Awards ($)(4)	CEO PSU and CEO Market-based RSU Awards ($)	Other Benefits ($)(5)	Total Potential Payments ($)
Lee Applbaum, Chief Marketing Officer
Without Cause	790,000	—	—	244,684	—	181,214	1,215,898
Resignation for Good Reason	790,000	—	—	244,684	—	181,214	1,215,898
For Cause or Resignation without Good Reason	—	—	—	—	—	—	—
Disability	493,750	—	—	678,533	—	3,930	1,176,213
Death	493,750	—	—	678,533	—	—	1,172,283
Change of Control	1,580,000	—	—	678,533	—	181,214	2,439,747
Laura Heltebran, Chief Legal Officer
Without Cause	950,000	—	—	124,187	—	101,782	1,175,969
Resignation for Good Reason	950,000	—	—	124,187	—	101,782	1,175,969
For Cause or Resignation without Good Reason	—	—	—	—	—	—	—
Disability	118,751	—	—	317,040	—	1,361	437,152
Death	118,751	—	—	317,040	—	—	435,791
Change of Control	1,900,000	—	—	317,040	—	101,782	2,318,822
Eric Jacobs, Former Chief Financial Officer(7)
Resignation without Good Reason	—	—	—	—	—	—	—
Eric Cabezas, Senior Vice President, Finance & Former Interim Chief Financial Officer(7)
Resignation without Good Reason	—	—	—	—	—	—	—
Vinayak Hegde, Former President(7)
Resignation without Good Reason	—	—	—	—	—	—	—
Jason Horowitz, Former Chief Business Officer(7)
Resignation without Good Reason	—	—	—	—	—	—	—
(1)
The severance payment, if applicable, represents amounts payable to certain named executive officers pursuant the Severance Guidelines. See “—Potential Payments Under Severance Guidelines” above for additional information. To the extent the Severance Guidelines do not apply or are less favorable than a named executive officer’s employment agreement or offer letter, the terms of the employment agreement or offer letter are reflected in the table above. See “—Employment Agreements and Offer Letters of Current Named Executive Officers” and “—Contractual Arrangements with Former Named Executive Officers.” For certain named executive officers, severance payments tied to base salary may be paid as salary continuation over the stated period and severance bonuses may be paid in installments after the determination of executive bonuses for the year in which such named executive officer separated from the Company.

(2)
Represents the maximum market value of WUP profits interests that could be realized upon vesting, based on the closing price per share of our Common Stock on December 31, 2022, which was $1.03, as if such profits interests had vested in full on December 31, 2022 and were immediately exchanged for the maximum number of shares of our Common Stock at the close of trading on such date. The actual number of shares of Common Stock received upon exchange of such WUP profits interests will depend on the trading price per share of our Common Stock at the time of such exchange.

(3)
As of December 31, 2022, Mr. Applbaum and Ms. Heltebran held unvested WUP stock options that would vest under the Severance Plan or by their terms in certain termination of service scenarios. Amounts above represent the intrinsic value for each stock option, based on the closing price per share of our Common Stock on December 31, 2022 of $1.03, multiplied by the number of outstanding stock options held by the named executive officer. The exercise prices for the unexercisable stock options outstanding as of December 31, 2022 were: (i) $7.56 for the stock options granted on each of October 13, 2020, November 2, 2020 and December 31, 2020; and (ii) $8.39 for the stock options granted on November 25, 2020.

104 Wheels Up Experience Inc. Proxy Statement and Notice of 2023 Annual Meeting of Stockholders

EXECUTIVE COMPENSATION (continued)
(4)
Represents the market value of RSUs, based on the closing price per share of our Common Stock on December 31, 2022, which was $1.03. Except with respect to Mr. Dichter, amounts for RSUs under the disability termination scenario assume that the Compensation Committee determined to accelerate all outstanding RSU awards effective as of December 31, 2022, as permitted under the 2021 LTIP. If Mr. Dichter ceases employment due to Disability, any unvested RSUs scheduled to vest within 18 months following the date of termination will vest as if no such termination occurred and all other unvested RSUs will be forfeited. Amounts for Mr. Dichter for RSUs under the change of control termination scenario assume that the change of control involves an entity listed on a national securities exchange such that all unvested RSUs will vest in accordance with applicable vesting schedules, based on the closing price per share of our Common Stock on December 31, 2022, which was $1.03. However, if the change of control termination scenario involves an entity that is not listed on a national securities exchange the Compensation Committee has the discretion to determine the treatment of the RSUs, which is not reflected in the table above.

(5)
Other benefits include, as applicable: (i) for Messrs. Dichter, Smith, Sainte-Rose and Applbaum, and Ms. Heltebran, reimbursement for the lesser of the cost of continuation coverage under COBRA and the cost of coverage under a different health plan to which the named executive officer is entitled if they elect to continue health care continuation coverage pursuant to COBRA or elects coverage under a different health plan after termination of employment, which we estimated in the table above based on the total annual employer-paid cost of healthcare premiums applicable to each such named executive officer during the year ended December 31, 2022; (ii) for Mr. Dichter, 200 flight hours per year on mid- and light-cabin aircraft during the two-year period following his termination; and (iii) for Ms. Heltebran and Messrs. Smith, Sainte-Rose and Applbaum, their respective annual allocations of flight hours for fiscal year 2023 based on the number of flight hours awarded to each such named executive officer as set forth in footnote 5 to the Summary Compensation Table. In each case, amounts included in “Other benefits” for flight hours reflect the full amount of the award based on reasonable assumptions of the per-hour flight cost for the use of such aircraft during fiscal year 2022.

(6)
Represents grants made to Mr. Dichter in June 2022 that consisted of: (i) CEO PSUs that contain separate performance-based conditions based on achievement of certain annual revenue and Adjusted EBITDA thresholds; and (ii) CEO Market-based RSUs that contain separate market-based vesting conditions based on the closing trading price per share of Common Stock over any 30 consecutive trading day-period that occurs prior to December 31, 2026. For termination without Cause, resignation for Good Reason, disability and death, the amounts set forth for Mr. Dichter in the table above represents the amount that would be payable assuming payment at the target level for all CEO PSUs and CEO Market-based RSUs based on the closing price per share of our Common Stock on December 31, 2022, which was $1.03. For a Change of Control, the amount set forth in the table above is the amount that would be payable to Mr. Dichter assuming the Change of Control involves an entity listed on a national securities exchange such that all unvested CEO PSUs will cease to be subject to the performance-based vesting conditions and will instead vest in substantially equal annual installments through December 31, 2026, based on the closing price per share of our Common Stock on December 31, 2022, which was $1.03. See “—Compensation Discussion and Analysis—Primary Elements of Compensation For Fiscal Year 2022—2022 CEO Awards” for more information.

(7)
Disclosure is provided for Messrs. Jacobs, Cabezas, Hegde and Horowitz pursuant to Instruction 4 of Item 402(j) of Regulation S-K, which permits disclosure of only the triggering event that actually occurred for a named executive officer not serving in such capacity at the end of the last completed fiscal year. See “−Contractual Arrangements with Former Named Executive Officers” for more information about certain compensation and severance arrangements for Messrs. Jacobs, Hegde and Horowitz. Mr. Cabezas served as interim Chief Financial Officer from May 18, 2022 to June 29, 2022 as an “at-will” employee. Mr. Cabezas continues to be employed by the Company as Senior Vice President, Finance without an employment agreement or offer letter that governs the specific terms of his employment with the Company.

Wheels Up Experience Inc. Proxy Statement and Notice of 2023 Annual Meeting of Stockholders 105

EXECUTIVE COMPENSATION (continued)
Risk Management and the Company’s Compensation Policies and Procedures
As part of the Board’s role in risk oversight, the Compensation Committee considers the impact of our compensation plans, policies and practices, and the incentives created by the same, on various risks related to the Company. Based on these considerations, the Compensation Committee concluded that our compensation policies and procedures are not reasonably likely to have a material adverse effect on the Company. Some of the factors the Compensation Committee considered as mitigating the risks of our compensation plans include:
•	The Compensation Committee retains discretion to determine incentive awards based on its consideration of multiple performance factors and does not rely on a purely formulaic approach;
•	The Company will respond to any misconduct by our named executive officers pursuant to the Recoupment Policy; and
•	Our Ownership Guidelines help to mitigate risk.
106 Wheels Up Experience Inc. Proxy Statement and Notice of 2023 Annual Meeting of Stockholders

EXECUTIVE COMPENSATION (continued)
Equity Compensation Plan Information
The following table provides information on our equity compensation plans as of December 31, 2022.
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted- average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders(1)	18,164,514(2)	$ 10.00(3)	3,722,263(4)
Equity compensation plans not approved by stockholders(5)	14,351,666(6)	7.51(7)	—
Total	32,516,180(2)(5)	$ 7.65(3)(7)	3,722,263(4)
(1)	Consists of the 2021 LTIP.
(2)
Consists of (i) 17,397,194 PSUs and RSUs that may be settled into a maximum of 17,397,194 shares of Common Stock under the 2021 LTIP (assuming vesting at 100% of target for outstanding PSUs) and (ii) 767,320 stock options to purchase up to 767,320 shares of Common Stock granted under the 2021 LTIP. Excludes contingent PSUs and RSUs under the 2021 LTIP that may be settled into a maximum of 18,716,786 shares of Common Stock contingent upon approval by the Company’s stockholders of the Amended and Restated 2021 LTIP at the Annual Meeting, as they were not outstanding as of December 31, 2022.

(3)
Reflects the weighted-average exercise price of outstanding stock options under the 2021 LTIP as of December 31, 2022. The calculation of the weighted-average exercise price does not include outstanding equity awards that are received or exercised for no consideration. As of December 31, 2022, the weighted average remaining contractual term of outstanding stock options under the 2021 LTIP was approximately 4.9 years.

(4)	Excludes the additional 24,150,000 shares of Common Stock that the Company’s stockholders are being requested to approve for issuance under the Amended and Restated 2021 LTIP at the Annual Meeting.
(5)
Consists of the WUP Option Plan and 2022 Inducement Grant Plan. All awards made under the WUP Option Plan were made prior to the closing of the Business Combination and were assumed by the Company in connection with the Business Combination. No further awards may be made under the WUP Option Plan and 2022 Inducement Grant Plan.

(6)
Consists of (i) 12,984,144 stock options to purchase up to 12,984,144 shares of Common Stock under the WUP Option Plan and (ii) 1,367,522 RSUs that may be settled into a maximum of 1,367,522 shares of Common Stock under the 2022 Inducement Grant Plan. Excludes contingent PSUs and RSUs under the 2021 LTIP that may be settled into a maximum of 18,716,786 shares of Common Stock contingent upon approval by the Company’s stockholders of the Amended and Restated 2021 LTIP at the Annual Meeting, as they were not outstanding as of December 31, 2022.

(7)
Reflects the weighted-average exercise price of outstanding stock options under the WUP Option Plan as of December 31, 2022. The calculation of the weighted-average exercise price does not include outstanding equity awards that are received or exercised for no consideration. As of December 31, 2022, the weighted average remaining contractual term of outstanding stock options under the WUP Option Plan was approximately 6.7 years, and the weighted average remaining contractual term of outstanding stock options under both the 2021 LTIP and WUP Option Plan was approximately 6.5 years.

For descriptions of the Company’s equity compensation plans, see “—Narrative Disclosure to Summary Compensation and Grants of Plan-Based Awards Tables” and Note 13, Stockholders’ Equity and Equity-Based Compensation of the Notes to Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2022.
Wheels Up Experience Inc. Proxy Statement and Notice of 2023 Annual Meeting of Stockholders 107

EXECUTIVE COMPENSATION (continued)
New Plan Benefits
The following table sets forth the number of shares of Common Stock, as of the Record Date, underlying PSU and RSU awards approved by the Compensation Committee in the first quarter of 2023 that were made contingent on receipt of approval by the Company’s stockholders of the Amended and Restated 2021 LTIP at the Annual Meeting:
Name	Dollar Value ($)(1)	Number of Units(2)
Kenny Dichter, Chief Executive Officer	$—	—
Todd Smith, Chief Financial Officer	2,712,000	2,400,000
Stevens Sainte-Rose, Chief People Officer	637,320	564,000
Lee Applbaum, Chief Marketing Officer	446,350	395,000
Laura Heltebran, Chief Legal Officer	579,690	513,000
Eric Jacobs, Former Chief Financial Officer	—	—
Eric Cabezas, Senior Vice President, Finance & Former Interim Chief Financial Officer	293,800	260,000
Vinayak Hegde, Former President	—	—
Jason Horowitz, Former Chief Business Officer	—	—
All current named executive officers as a group (9 persons)	$4,669,160	4,132,000
All current directors who are not named executive officers as a group	$—	—
All employees as a group (excluding all current named executive officers) (151 persons)	$16,480,808	14,584,786
(1)	Dollar values based on the closing price per share of our Common Stock on the effective grant date.
(2)
Represents the maximum number of shares of Common Stock that may be issued upon vesting of the contingent PSU and RSU awards approved by the Compensation Committee in the first quarter of 2023. All such awards were made contingent on receipt of approval by the Company’s stockholders of the Amended and Restated 2021 LTIP at the Annual Meeting. Excludes shares of Common Stock underlying contingent PSU and RSU awards made in the first quarter of 2023 that were forfeited as of the Record Date due to the separation of employment of certain employees. The contingent PSU awards approved by the Compensation Committee in the first quarter of 2023 contain separate performance conditions based on the achievement of certain relative TSR performance metrics in comparison to the compensation peer group selected by the Compensation Committee and Company Adjusted EBITDA thresholds for fiscal year 2023, fiscal years 2023 and 2024 combined, and fiscal years 2023 through 2025 combined. No such contingent PSU awards will vest until the end of the three-year vesting period. The contingent RSU awards approved by the Compensation Committee in the first quarter of 2023 will vest in three equal installments on each annual anniversary of the effective grant date, subject to continued service through each such vesting date.

108 Wheels Up Experience Inc. Proxy Statement and Notice of 2023 Annual Meeting of Stockholders

EXECUTIVE COMPENSATION (continued)
CEO Pay Ratio
Under rules adopted by the SEC, we are required to calculate and disclose the median of the annual total compensation of all employees, excluding our Chief Executive Officer, the annual total compensation of our Chief Executive Officer, and the ratio of such amounts. For the fiscal year ended December 31, 2022:
•	the annual total compensation of the employee identified as the median of all our employees other than our Chief Executive Officer was $102,860;
•	the annual total compensation of our Chief Executive Officer was $8,650,754; and
•	the ratio of the annual total compensation of our Chief Executive Officer to the median of the total annual compensation of all our employees was estimated to be approximately 84-to-1.
The median annual total compensation and pay ratio amounts disclosed above are reasonable estimates calculated in a manner consistent with SEC rules based on our payroll, employment and tax records, using the methodology described below. Pursuant to SEC rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation, we are permitted to use a variety of methodologies, apply certain exclusions or utilize limited exemptions, and make reasonable estimates and assumptions regarding our compensation practices. Other companies may have different compensation policies and practices and may utilize alternate methodologies, exclusions, exemptions, estimates and assumptions in calculating their pay ratios. As a result, the pay ratio reported by other companies may not be comparable to the pay ratio reported above.
The fiscal year ended December 31, 2022 is the first period for which we are required to calculate and disclose the median compensation and pay ratio above. In identifying the median of the annual total compensation of our employees, we used the following methodology and certain assumptions, adjustments, and estimates as noted below:
•
As of December 31, 2022, the Company employed approximately 2,759 employees worldwide, other than our Chief Executive Officer. As permitted by SEC rules, in order to determine our median employee, we excluded approximately 2.5% of our total employee population, or approximately 69 non-U.S. employees, from the following countries pursuant to the de minimis exemption: Austria (6); United Arab Emirates (6); France (5); Germany (33); Italy (13); Singapore (2); and Turkey (4). After applying the de minimis exemption, the aggregate employee population of approximately 2,690 employees, including the employees of all of our subsidiaries and all part-time, seasonal and temporary employees, was considered in determining our median employee.

•
To identify the median employee, we utilized payroll, employment and tax records, including information from Box 5 of IRS Form W-2 for U.S. employees, to determine payments of salary, cash bonus and certain other perquisites and other benefits to our employees, as well as records reflecting equity compensation grants and flight hours usage, as applicable, in substantially the same manner as for calculation of the compensation of our Chief Executive Officer pursuant to Item 402(c)(2)(x) of Regulation S-K, subject to certain adjustments described below.

•
We annualized the compensation of permanent full-time and part-time employees who were hired during the fiscal year ended December 31, 2022 and remained employed as of December 31, 2022, as expressly permitted by SEC rules.

Utilizing the methodology above, we identified the median employee and calculated the annual total compensation for such median employee utilizing the same rules used for calculating our Chief Executive Officer’s compensation in the Summary Compensation Table. SEC rules for Summary Compensation Table calculations require us to include the value of certain benefits we provide to such median employee. Thus, the annual total compensation of the median employee as disclosed above is greater than the amount reported in Box 5 of such employee’s IRS Form W-2 for the fiscal year ended December 31, 2022 or such similar tax reporting forms for certain non-U.S. employees included in the median employee calculation.
Wheels Up Experience Inc. Proxy Statement and Notice of 2023 Annual Meeting of Stockholders 109

Pay Versus Performance
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid (“CAP”) and the Company’s financial performance.
Required Tabular Disclosure of Compensation Actually Paid Versus Performance
The following table provides information on CAP for our principal executive officer (“PEO”) and (on average) our non-PEO named executive officers (“non-PEO NEOs”) for the fiscal years ended December 31, 2022, 2021 and 2020 alongside TSR and net income metrics, as well as a Company-selected measure of revenue. The Company selected this measure, because it represents the most important financial performance measure other than those required to be disclosed in the table used by Wheels Up to link CAP to our named executive officers for the fiscal year ended December 31, 2022 to company performance. The Company-selected measure was used as a component in determining annual incentive bonuses paid to our named executive officers attributable to the fiscal year ended December 31, 2022, as well the CEO PSU awards that are subject to separate performance conditions based on the achievement of pre-determined thresholds for the Company-selected measure for periods ending on or before December 31, 2026. The Company-selected measure of revenue was also used as a component for determining certain targets, metrics and awards to our named executive officers granted in the first quarter of 2023, and is utilized as a performance condition in contingent PSU awards granted to certain of our named executive officers during the first quarter of 2023.
Year	Summary Compensation Table Total for PEO ($)(1)	Compensation Actually Paid to PEO ($)(2)	Average Summary Compensation Table Total for non-PEO NEOs ($)(3)	Average Compensation Actually Paid to non-PEO NEOs ($)(4)	Value of Initial Fixed $100 Investment Based on:		Net Income (Loss) ($ in millions)(6)	Revenue ($ in millions)(7)
					Total Stockholder Return ($)(5)	Peer Group Total Stockholder Return ($)(5)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
2022	$8,650,754	$(11,605,222)	$3,008,812	$398,569	$10.67	$100.74	$(555.5)	$1,579.8
2021	9,505,783	26,418,227	4,298,419	4,061,711	48.08	124.75	(197.2)	1,194.3
2020	$—	$—	$—	$—	$103.32	$127.05	$(1.6)	$—
(1)
For 2022 and 2021, represents amounts for our PEO, Kenny Dichter, calculated in the Summary Compensation Table. Amounts for 2020 reflect payments to Aspirational’s principal executive officer and other named executive officers other than the principal executive officer from the time of the IPO through December 31, 2020. None of Aspirational’s executive officers received any cash compensation for services rendered to Aspirational.

(2)
For 2022 and 2021, represents CAP to Mr. Dichter calculated in accordance with SEC rules. As required, the dollar amounts include, among other items, unpaid amounts of equity incentive compensation that may be realizable in future periods, and as such, the dollar amounts reflected do not fully represent the actual final amount of compensation earned or actually paid during the applicable years. The adjustments made to total compensation for each year to determine CAP are shown in the tables below and were calculated pursuant to applicable SEC rules.

Year	Summary Compensation Table Total ($)		Grant Date Fair Value of Awards Granted During Year ($)(a)		Fair Value of Equity Calculated Using SEC Methodology ($)(b)		Change in Actuarial Value of Pension Benefits During Year ($)		CAP Total ($)
2022	$8,650,754	—	$3,595,000	+	$(16,660,976)	—	$—	=	$(11,605,222)
2021	9,505,783	—	—	+	16,912,444	—	—	=	26,418,227
2020(c)	$—	—	$—	+	$—	—	$—	=	$—
(a)	For 2022 and 2021, represents the total of the amounts reported in the Stock Awards and Option Awards columns of the Summary Compensation Table for the applicable year for our PEO.
(b)
The fair value of equity component of the CAP calculation was determined in accordance with SEC rules. Unlike the Summary Compensation Table, which requires us to provide the grant date fair value of equity awards granted to our PEO during the applicable year, the CAP table in this disclosure requires us to calculate equity fair value for our PEO as set forth in the applicable SEC rules and summarized in the table below:

Year	Year-End Fair Value of Current Year Awards Outstanding as of Year- End ($)		Change in Fair Value as of Year-End for Prior Year Awards Outstanding as of Year- End ($)		Change in Fair Value as of Vesting Date for Prior Year Awards That Vested During the Year ($))		Change in Actuarial Value of Pension Benefits During Year ($)		Fair Value as of Vesting Date for Current Year Awards That Vested During the Year ($)		Value as of Vesting Date for Dividend Equivalents That Vested During the Year ($)		Fair Value as of Prior Year-End for Prior Year Awards Forfeited During the Current Year ($)		Value of Equity for CAP ($)
2022	$2,039,400	+	$(4,850,309)	+	$(13,850,067)	+	$ —	+	$—	+	$ —	—	$—	=	$(16,660,976)
2021	—	+	15,116,756	+	1,795,688	+	—	+	—	+	—	—	—	=	16,912,444
2020	$—	+	$—	+	$—	+	$ —	+	$—	+	$ —	—	$—	=	$—
110 Wheels Up Experience Inc. Proxy Statement and Notice of 2023 Annual Meeting of Stockholders

Pay Versus Performance (continued)
(c)
Amounts for 2020 reflect amounts for Aspirational’s principal executive officer from the time of the IPO through December 31, 2020. None of Aspirational’s executive officers received any cash compensation for services rendered to Aspirational.

(3)
For 2022 and 2021, represents amounts for our non-PEO NEOs calculated in the Summary Compensation Table each of the periods reflected in the table. Our non-PEO NEOs for purposes of calculating averages in the table above are the following individuals: for 2022, Todd Smith, Stevens Sainte-Rose, Lee Applbaum, Laura Heltebran, Eric Jacobs, Eric Cabezas, Vinayak Hegde and Jason Horowitz; and for 2021, Eric Jacobs, Vinayak Hegde, Jason Horowitz and Lee Applbaum. For 2020, represents amounts for Aspirational’s principal executive officer and other named executive officers other than the principal executive officer.

(4)
For 2022 and 2021, represents the average CAP to our non-PEO NEOs calculated in accordance with SEC rules. As required, the dollar amounts include, among other items, unpaid amounts of equity incentive compensation that may be realizable in future periods, and as such, the dollar amounts shown do not fully represent the actual average final amount of compensation earned or paid to these individuals during the applicable years. The adjustments made to non-PEO NEO average total compensation for each year to determine CAP are shown in the table below and were calculated pursuant to applicable SEC rules.

Year	Summary Compensation Table Total ($)		Grant Date Fair Value of Awards Granted During Year ($)(a)		Fair Value of Equity Calculated Using SEC Methodology ($)(b)		Change in Actuarial Value of Pension Benefits During Year ($)		CAP Total ($)
2022	$3,008,812	—	$1,871,198	+	$(739,045)	—	$ —	=	$398,569
2021	4,298,419	—	3,344,897	+	3,108,190	—	—	=	4,061,711
2020(c)	$—	—	$—	+	$—	—	$ —	=	$—
(a)	For 2022 and 2021, represents the average total of the amounts reported in the Stock Awards and Option Awards columns of the Summary Compensation Table for the applicable year for our non-PEO NEOs.
(b)
The fair value of equity component of the CAP calculation was determined in accordance with SEC rules. Unlike the Summary Compensation Table, which requires us to provide the grant date fair value of equity awards granted to each of our non-PEO NEOs during the applicable year, the CAP table in this disclosure requires us to calculate average equity fair value for our non-PEO NEOs as set forth in the applicable SEC rules and summarized in the table below:

(c)
Amounts for 2020 reflect amounts for Aspirational’s named executive officers other than the principal executive officer from the time of the IPO through December 31, 2020. None of Aspirational’s executive officers received any cash compensation for services rendered to Aspirational.

Year	Year-End Fair Value of Current Year Awards Outstanding as of Year- End ($)		Change in Fair Value as of Year-End for Prior Year Awards Outstanding as of Year- End ($)		Change in Fair Value as of Vesting Date for Prior Year Awards That Vested During the Year ($))		Change in Actuarial Value of Pension Benefits During Year ($)		Fair Value as of Vesting Date for Current Year Awards That Vested During the Year ($)		Value as of Vesting Date for Dividend Equivalents That Vested During the Year ($)		Fair Value as of Prior Year-End for Prior Year Awards Forfeited During The Current Year ($)		Value of Equity for CAP ($)
2022	$341,132	+	$(209,308)	+	$(747,408)	+	$ —	+	$(191,383)	+	$ —	—	$314,844	=	$(739,045)
2021	2,310,568	+	(819,511)	+	1,168,291	+	—	+	448,882	+	—	—	—	=	3,108,190
2020	$—	+	$—	+	$—	+	$ —	+	$—	+	$ —	—	$—	=	$—
(5)
Pursuant to SEC rules, the TSR figures assume an initial investment of $100 on November 13, 2020, the date that Aspirational’s Class A ordinary shares were first quoted on the NYSE. As permitted by SEC rules, the peer group referenced for purpose of the TSR comparison is the group of companies included in the S&P 500 Airline Index, which is one of the industry peer groups used for purposes of our disclosures pursuant to Item 201(e) of Regulation S-K in Part I, Item 5 of our Annual Report on Form 10-K for the year ended December 31, 2022. See“—Compensation Discussion and Analysis—Compensation Market Data Analysis—Determination of Peer Group” for information about the separate peer group used by the Compensation Committee for purposes of determining compensation paid to our named executive officers.

(6)
For 2022 and 2021, reflects net income (loss) attributable to Wheels Up stockholders prepared in accordance with U.S. GAAP as shown in Wheels Up’s consolidated statements of operations for each of the periods reflected in the table as set forth in our Annual Report on Form 10-K for the year ended December 31, 2022. For 2020, reflects net income (loss) of Aspirational.

(7)
Revenue is the financial measure from the tabular list of 2022 Most Important Performance Measures shown below, which, in the Company’s assessment, represents for 2022 the most important financial performance measure used to link CAP to our PEO and non-PEO NEOs to the Company’s performance. For 2022 and 2021, reflects revenue for Wheels Up prepared in accordance with U.S. GAAP as shown in Wheels Up’s consolidated statements of operations for each of the periods reflected in the table as set forth in our Annual Report on Form 10-K for the year ended December 31, 2022. For 2020, reflects revenue of Aspirational.

Required Tabular Disclosure of Most Important Performance Measures Linking Compensation Actually Paid During the Fiscal Year Ended December 31, 2022 to Company Performance
SEC rules require us to disclose the most important performance measures used by the Company to link CAP to our PEO and non-PEO NEOs for 2022 to Company performance. See “—Compensation Discussion and Analysis—Determining Performance Goals and Metrics” for further information regarding the use of the performance measures listed below in our executive compensation program.
Wheels Up Experience Inc. Proxy Statement and Notice of 2023 Annual Meeting of Stockholders 111

Pay Versus Performance (continued)
2022 Most Important Performance Measures (Not Ranked)
• Revenue	• Adjusted EBITDA*
• Flight revenue per Live Flight Leg	• Adjusted Contribution Margin*
* Indicates non-GAAP measure.
Required Disclosure of the Relationship Between Compensation Actually Paid and Financial Performance Measures
CAP to our PEO and average CAP to our non-PEO NEOs were significantly lower in 2022 compared to 2021, primarily due to the overall decrease in the trading price per share of our Common Stock in 2022 relative to 2021. In addition, CAP to our PEO and average CAP to our non-PEO NEOs were higher for 2021 compared to 2022, due in part to the net increase in fair value for equity CAP as a result of higher per share prices attributed to outstanding unvested awards and the vesting of certain awards granted prior to the Business Combination.
The Company’s revenue increased approximately 32% from 2022 compared to 2021, and was a significant component of executive compensation decisions made in 2022 and 2021. See “—Compensation Discussion and Analysis—Primary Elements of Compensation for Fiscal Year 2022” for more information about the use of revenue in executive compensation decisions for 2022.
TSR and net income (loss) were significantly lower in 2022 compared to 2021, which directionally aligned with the decrease in CAP to our PEO and average CAP to our non-PEO NEOs from 2022 to 2021. The Company did not use TSR and net income (loss) when determining 2022 or 2021 compensation decisions for our PEO and non-PEO NEOs.
Executive compensation information, net income (loss) and revenue figures for 2022 and 2021 reflect results for Wheels Up for the full fiscal years ended December 31, 2022 and 2021. TSR for 2021 reflects the combined TSR of Aspirational from January 1, 2021 through July 13, 2021, the closing date of the Business Combination, and of Wheels Up from July 14, 2021 through December 31, 2022. Executive compensation information, TSR, net income (loss) and revenue figures for 2020 reflect results of Aspirational prior to the Business Combination and do not reflect results for Wheels Up. Therefore, the Company has not provided narrative disclosure comparing these items to fiscal year 2020, because any comparison of 2022 or 2021 to 2020 would not reflect Wheels Up’s results.
112 Wheels Up Experience Inc. Proxy Statement and Notice of 2023 Annual Meeting of Stockholders

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information known to us regarding beneficial ownership of our Common Stock as of the Record Date by:
•	each person who is known to be the beneficial owner of more than 5% of the outstanding shares of our Common Stock;
•	each of Wheels Up’s current executive officers and directors; and
•	all executive officers and directors of Wheels Up as a group.
Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days.
The beneficial ownership percentages set forth in the table below are based on 251,347,032 shares of our Common Stock issued and outstanding (excluding any treasury stock) as of the Record Date. The following table excludes an aggregate of 12,521,467 shares of our Common Stock issuable upon the exercise of Public Warrants and Private Placement Warrants as of the Record Date.
Unless otherwise indicated, Wheels Up believes that all persons named in the table below have sole voting and investment power with respect to the voting securities beneficially owned by them.
Name of beneficial owner(1)	Number of Shares of Common Stock	Percentage of Outstanding Common Stock(2)
5% and Greater Stockholders:
Delta Air Lines, Inc.(3)	52,000,995	20.7%
Entities affiliated with BlackRock(4)	13,375,921	5.3%
Named Executive Officers and Directors:
Kenny Dichter(5)	20,068,285	8.0%
Todd Smith	410,256	*
Stevens Sainte-Rose	133,333	*
Lee Applbaum(6)	1,126,690	*
Laura Heltebran(7)	465,864	*
Eric Snell	—	—
Dwight James	—	—
Admiral Michael Mullen(8)	226,511	*
Brian Radecki(9)	360,128	*
Chih Cheung(10)	230,076	*
David Adelman(11)	2,226,740	*
Marc Farrell(12)	80,450	*
Ravi Thakran(13)	3,162,789	1.3%
Susan Schuman(14)	106,347	*
Timothy Armstrong(15)	1,200,747	*
All current directors and executive officers as a group (15 persons)(16)	29,798,215	11.9%
*	Indicates less than one percent of the outstanding shares of our Common Stock.
(1)	Unless otherwise noted, the business address of each of those listed in the table above is c/o Wheels Up Experience Inc., 601 West 26th Street, Suite 900, New York, NY 10001.
(2)
The beneficial ownership of Wheels Up as of April 13, 2023, is based on the shares of our Common Stock outstanding as of such date plus, with respect to each beneficial owner, the number of shares of our Common Stock such person had the right to acquire within 60 days of April 13, 2023.

(3)
Based on Schedule 13D filed on July 22, 2021, in which Delta Air Lines, Inc. reported that, as of July 13, 2021, it had sole voting power and sole dispositive power over 52,000,995 shares of Common Stock, none of which were subject to shared voting or shared dispositive power. The address of Delta Air Lines, Inc. is Delta Air Lines, Inc., General Offices — Dept. 830, 1030 Delta Boulevard, Atlanta, Georgia 30354.

(4)
Based on a Schedule 13G filed on February 10, 2023, in which BlackRock, Inc. (“BlackRock”) reported that, as of December 31, 2022, it had sole voting power over 12,580,940 shares of Common Stock and sole dispositive power over 13,375,921 shares of Common Stock. BlackRock identified certain of its subsidiaries which acquired shares of Common Stock for which BlackRock reported as a parent holding company or control person,

Wheels Up Experience Inc. Proxy Statement and Notice of 2023 Annual Meeting of Stockholders 113

which includes: BlackRock Advisors, LLC; BlackRock Asset Management Canada Limited; BlackRock Financial Management, Inc.; BlackRock Fund Advisors; BlackRock Institutional Trust Company, National Association; BlackRock Investment Management (UK) Limited; BlackRock Investment Management, LLC; and BlackRock Japan Co., Ltd. BlackRock’s address is c/o 55 East 52nd Street, New York, NY 10055.
(5)
For Mr. Dichter, includes (i) 11,055,265 shares of Common Stock held directly by Mr. Dichter, and (ii) 9,013,020 shares of Common Stock representing shares issuable upon the exchange of WUP profits interests which will be exchangeable within 60 days of April 13, 2023 for shares of Common Stock. The actual number of shares of Common Stock received upon exchange of such WUP profits interests will depend on the trading price per share of our Common Stock at the time of such exchange. Mr. Dichter’s reported beneficial ownership does not include the following shares of shares of Common Stock or shares of Common Stock underlying WUP profits interests held by members of his family as to which Mr. Dichter disclaims beneficial ownership.

(6)
For Mr. Applbaum, includes (i) 237,558 shares of Common Stock held directly by Mr. Applbaum, and (ii) 889,132 shares of Common Stock underlying stock options under the WUP Option Plan, which may be exercised within 60 days of April 13, 2023 for shares of Common Stock.

(7)
For Ms. Heltebran, includes (i) 120,570 shares of Common Stock held directly by Ms. Heltebran, and (ii) 345,294 shares of Common Stock underlying stock options under the WUP Option Plan, which may be exercised within 60 days of April 13, 2023 for shares of Common Stock.

(8)
For Admiral Mullen, includes (i) 48,465 shares of Common Stock held directly by Admiral Mullen, (ii) 62,950 shares of Common Stock issuable upon the settlement of RSUs which will be exchangeable within 60 days of April 13, 2023 for shares of Common Stock, (iii) 57,548 shares of Common Stock representing shares issuable upon the exchange of WUP profits interests which will be exchangeable within 60 days of April 13, 2023 for shares of Common Stock, and (iv) 57,548 shares of Common Stock underlying stock options under the WUP Option Plan which may be exercised within 60 days of April 13, 2023 for shares of Common Stock. The actual number of shares of Common Stock received upon exchange of such WUP profits interests will depend on the trading price per share of our Common Stock at the time of such exchange. Does not include 5,000 shares of Common Stock held by The 2019 Michael G. Mullen Irrevocable Trust dated October 24, 2019 (the “Mullen Trust”), of which the spouse of Admiral Mullen is the sole trustee. Admiral Mullen disclaims beneficial ownership of the shares held by the Mullen Trust, as to which Admiral Mullen does not exercise voting or dispositive power.

(9)
For Mr. Radecki, includes (i) 104,390 shares of Common Stock held directly by Mr. Radecki, (ii) 62,950 shares of Common Stock issuable upon the settlement of RSUs which will be exchangeable within 60 days of April 13, 2023 for shares of Common Stock, (iii) 126,607 shares of Common Stock representing shares issuable upon the exchange of WUP profits interests which will be exchangeable within 60 days of April 13, 2023 for shares of Common Stock, and (iv) 66,181 shares of Common Stock underlying WUP options which may be exercised within 60 days of April 13, 2023 for shares of Common Stock. The actual number of shares of Common Stock received upon exchange of such WUP profits interests will depend on the trading price per share of our Common Stock at the time of such exchange.

(10)
For Mr. Cheung, includes (i) 17,500 shares of Common Stock held directly by Mr. Cheung, (ii) 62,950 shares of Common Stock issuable upon the settlement of RSUs which will be exchangeable within 60 days of April 13, 2023 for shares of Common Stock, (iii) 115,097 shares of Common Stock representing shares issuable upon the exchange of WUP profits interests which will be exchangeable within 60 days of April 13, 2023 for shares of Common Stock, and (iv) 34,529 shares of Common Stock underlying WUP options which may be exercised within 60 days of April 13, 2023 for shares of Common Stock. The actual number of shares of Common Stock received upon exchange of such WUP profits interests will depend on the trading price per share of our Common Stock at the time of such exchange.

(11)
For Mr. Adelman, includes (i) 1,071,851 shares of Common Stock held by Darco Wheels Up LLC, an entity controlled by Mr. Adelman, (ii) 850,000 shares of Common Stock held by Darco Capital LP, an entity controlled by Mr. Adelman, (iii) 17,500 shares of Common Stock held directly by Mr. Adelman, (iv) 62,950 shares of Common Stock issuable upon the settlement of RSUs which will be exchangeable within 60 days of April 13, 2023 for shares of Common Stock, (v) 172,645 shares of Common Stock representing shares issuable upon the exchange of WUP profits interests which will be exchangeable within 60 days of April 13, 2023 for shares of Common Stock, and (vi) 51,794 shares of Common Stock underlying stock options under the WUP Option Plan which may be exercised within 60 days of April 13, 2023 for shares of Common Stock. The actual number of shares of Common Stock received upon exchange of such WUP profits interests will depend on the trading price per share of our Common Stock at the time of such exchange.

(12)
For Mr. Farrell, includes (i) 17,500 shares of Common Stock held directly by Mr. Farrell, and (ii) 62,950 shares of Common Stock issuable upon the settlement of RSUs which will be exchangeable within 60 days of April 13, 2023 for shares of Common Stock.

(13)
For Mr. Thakran, includes (i) 1,763,504 shares of Common Stock held directly by Mr. Thakran, (ii) 62,950 shares of Common Stock issuable upon settlement of RSUs which will be exchangeable within 60 days of April 13, 2023 for shares of Common Stock, and (iii) 1,336,335 shares of Common Stock underlying the Private Placement Warrants held directly by Mr. Thakran.

(14)
For Ms. Schuman, includes (i) 17,500 shares of Common Stock held directly by Ms. Schuman, (ii) 62,950 shares of Common Stock issuable upon the settlement of RSUs which will be exchangeable within 60 days of April 13, 2023 for shares of Common Stock, and (iii) 25,897 shares of Common Stock underlying stock options under the WUP Option Plan which may be exercised within 60 days of April 13, 2023 for shares of Common Stock.

(15)
For Mr. Armstrong, includes (i) 1,007,710 shares of Common Stock held by Polar Capital Group, LLC, an entity controlled by Mr. Armstrong, (ii) 9,000 shares of Common Stock held by Armstrong Family Investment, LLC, an entity controlled by Mr. Armstrong, (iii) 17,500 shares of Common Stock held directly by Mr. Armstrong, (iv) 62,950 shares of Common Stock issuable upon settlement of RSUs which will be exchangeable within 60 days of April 13, 2023 for shares of Common Stock, (v) 69,058 shares of Common Stock representing shares issuable upon the exchange of WUP profits interests which will be exchangeable within 60 days of April 13, 2023 for shares of Common Stock, and (vi) 34,529 shares of Common Stock underlying stock options under the WUP Option Plan which may be exercised within 60 days of April 13, 2023 for shares of Common Stock. The actual number of shares of Common Stock received upon exchange of such WUP profits interests will depend on the trading price per share of Common Stock at the time of such exchange.

(16)
For purposes of computing the percentage of outstanding shares held by each person or group named above, any shares which that person or persons has or have the right to acquire within 60 days of April 13, 2023, is deemed to be outstanding, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

114 Wheels Up Experience Inc. Proxy Statement and Notice of 2023 Annual Meeting of Stockholders

ADDITIONAL INFORMATION
Householding of Proxy Materials
The SEC has adopted rules that permit companies and intermediaries (e.g., Brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.
We do not “household” for any of our stockholders of record. However, Brokers with account holders who are Wheels Up stockholders may be “householding” our proxy materials. A single proxy statement may be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your Broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you notify your Broker or the Company that you no longer wish to participate in “householding.”
If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report, you may (1) notify your Broker or (2) direct your written request to: 601 West 26th Street, Suite 900, New York, New York 10001. Stockholders who currently receive multiple copies of this Proxy Statement at their address and would like to request “householding” of their communications should contact their Broker or request from the Company at (212) 257-5252. In addition, we will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of our Annual Report on Form 10-K, Proxy Statement, Proxy Card or Notice of Internet Availability of Proxy Materials to a stockholder at a shared address to which a single copy of the documents was delivered.
Other Matters
As of the date of this Proxy Statement, the Board does not intend to present any matters other than those described herein at the Annual Meeting and is unaware of any matters to be presented by other parties. If other matters are properly brought before the Annual Meeting for action by the stockholders, proxies will be voted in accordance with the recommendation of the Board or, in the absence of such a recommendation, in the discretion of the proxy holder.
In connection with the Company’s annual meeting of stockholders in 2023, the Company intends to file a proxy statement and a WHITE proxy card with the SEC in connection with its solicitation of proxies for that meeting.
We filed our Annual Report on Form 10-K for the year ended December 31, 2022 with the SEC on March 31, 2023. It is available free of charge at the SEC’s web site at www.sec.gov. Upon written request by a stockholder of Wheels Up, we will mail without charge a copy of our Annual Report on Form 10-K, including the financial statements and financial statement schedules, but excluding exhibits to the Annual Report on Form 10-K. Exhibits to the Annual Report on Form 10-K are available upon payment of a reasonable fee, which is limited to our expenses in furnishing the requested exhibit. All requests should be directed to the Secretary of the Company, 601 West 26th Street, Suite 900, New York, New York 10001.
By Order of the Board of Directors

Kenny Dichter
Chief Executive Officer and Chairman of the Board
April 19, 2023
Wheels Up Experience Inc. Proxy Statement and Notice of 2023 Annual Meeting of Stockholders 115

APPENDIX A

PROPOSED TEXT OF
AMENDED AND RESTATED
WHEELS UP EXPERIENCE INC.
2021 LONG-TERM INCENTIVE PLAN

WHEELS UP EXPERIENCE INC.
2021 LONG-TERM INCENTIVE PLAN
(AS AMENDED AND RESTATED APRIL 1, 2023)
I.	PURPOSE
~~The Wheels Up Experience Inc. 2021 Long-Term Incentive Plan is adopted effective January 31, 2021.~~ The Plan is designed to attract, retain and motivate selected Eligible Employees and Key Non-Employees of the Company and its Affiliates, and reward them for making major contributions to the success of the Company and its Affiliates. These objectives are accomplished by making long-term incentive awards under the Plan that will offer Participants an opportunity to have a greater proprietary interest in, and closer identity with, the Company and its Affiliates and their financial success.
The Awards may consist of:
1.	Incentive Options;
2.	~~Non statutory~~Nonstatutory Options;
3.	Restricted Stock;
4.	Restricted Stock Units;
5.	Rights;
6.	Dividend Equivalents;
7.	Other Stock-Based Awards;
8.	Performance Awards; or
9.	Cash Awards;
or any combination of the foregoing, as the Committee may determine.
II.	DEFINITIONS
A.
Affiliate means any individual, corporation, partnership, association, limited liability company, joint-stock company, trust, unincorporated association or other entity (other than the Company) that, for purposes of Section 424 of the Code, is a parent or subsidiary of the Company, direct or indirect.

B.
Awards means the grant to any Eligible Employee or Key Non-Employee of any form of Option, Restricted Stock, Restricted Stock Unit, Right, Dividend Equivalent, Other Stock-Based Award, Performance Award or Cash Award, whether granted singly, in combination, or in tandem, and pursuant to such terms, conditions, and limitations as the Committee may establish in order to fulfill the objectives of the Plan.

C.
Award Agreement means a written agreement entered into between the Company and a Participant under which an Award is granted, which may, in the discretion of the Company, be transmitted electronically to any Participant, and which sets forth the terms, conditions, and limitations applicable to the Award.

D.	Board means the Board of Directors of the Company.
Wheels Up Experience Inc. Proxy Statement and Notice of 2023 Annual Meeting of Stockholders A-1

E.	Cash Award means an Award of cash, subject to the requirements of Article XIII and such other restrictions as the Committee deems appropriate or desirable.
F.
Cause shall be as defined in any employment or other agreement between the Participant and the Company (or an Affiliate) or, if there is no such agreement or definition therein, Cause shall be defined to include: (i) a Participant’s theft or embezzlement, or attempted theft or embezzlement, of money or property of the Company or of an Affiliate, a Participant’s perpetration or attempted perpetration of fraud, or a Participant’s participation in a fraud or attempted fraud, on the Company or an Affiliate or a Participant’s unauthorized appropriation of, or a Participant’s attempt to misappropriate, any tangible or intangible assets or property of the Company or an Affiliate; (ii) any act or acts by a Participant of disloyalty, dishonesty, misconduct, moral turpitude or any other act or acts by a Participant injurious to the interest, property, operations, business or reputation of the Company or an Affiliate; (iii) a Participant’s commission of a felony or any other crime the commission of which results in injury to the Company or an Affiliate; (iv) any violation of any restriction on the disclosure or use of confidential information of the Company or an Affiliate, client, customer, prospect or merger or acquisition target, or on competition with the Company or an Affiliate or any of its businesses as then conducted; or (v) any other action that the Board or the Committee, in their sole discretion, may deem to be sufficiently injurious to the interests of the Company or an Affiliate to constitute substantial cause for termination. A Participant who ceases to be an employee or Key Non-Employee of the Company or an Affiliate for reasons other than Cause at a time when grounds for Cause exist shall be deemed terminated for Cause for purposes of the Plan. The determination of the Committee as to the existence of Cause shall be conclusive and binding upon the Participant and the Company.

G.
Change in Control means the consummation of (i) a reorganization, merger or consolidation of the Company or any direct or indirect subsidiary of the Company under which a majority of the Shares of the Company would be converted into or exercised for cash or securities of any other corporation or entity, or (ii) a sale or exchange of all or substantially all of the Company’s assets or equity securities.

~~G.~~H.
Code means the Internal Revenue Code of 1986, as amended from time to time, or any successor statute thereto. References to any provision of the Code shall be deemed to include regulations thereunder and successor provisions and regulations thereto.

~~H.~~I.
Committee means the Company’s independent compensation committee ~~to which the Board delegates the power to act~~(as determined under NYSE Listed Company Manual Rule 303A.05) or ~~pursuant to the provisions~~a majority of the ~~Plan, or the Board if no committee is selected.~~Company’s independent directors (as determined under NYSE Listed Company Manual Rule 303A.02). If the Board delegates powers to a committee, such committee shall consist of not less than two (2) members of the Board, each member of which shall be a “non-employee director,” within the meaning of ~~the applicable rules~~Rule 16b-3 promulgated pursuant to the Exchange Act.

~~I.~~J.	Common Stock means the Class A common stock, par value $0.0001 per share, of the Company.
~~J.~~K.
Company means Wheels Up Experience Inc., a Delaware corporation, and includes any successor or assignee entity or entities into which the Company may be merged, changed or consolidated; any entity for whose securities the securities of the Company shall be exchanged; and any assignee of or successor to substantially all of the assets of the Company.

~~K.~~L.
Consultant means a consultant or advisor who provides bona fide services to the Company or an Affiliate as an independent contractor, and such services are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities.

~~L.~~M.	Disability or Disabled means a permanent and total disability as defined in Section 22(e)(3) of the Code.
~~M.~~N.	Dividend Equivalent means an Award subject to the requirements of Article X.
~~N.~~O.	Effective Date means ~~an Award subject to the requirements of Article X~~January 31, 2021.
~~O.~~P.	Eligible Employee means an employee of the Company or of an Affiliate who is designated by the Committee as being eligible to be granted one or more Awards under the Plan.
~~P.~~Q.
Exchange Act means the Securities Exchange Act of 1934, as amended from time to time, or any successor statute thereto. References to any provision of the Exchange Act shall be deemed to include rules promulgated thereunder and successor provisions and rules thereto.

A-2 Wheels Up Experience Inc. Proxy Statement and Notice of 2023 Annual Meeting of Stockholders

~~Q.~~R.
Fair Market Value means, if the Shares are listed on any national securities exchange or quoted on ~~the New York Stock Exchange (the “NYSE”),~~a U.S. automated inter-dealer quotation system, the closing sales price, if any, on the largest such exchange or ~~on the NYSE~~U.S. automated inter-dealer quotation system, as applicable, on the valuation date, or, if none, on the most recent trade date immediately prior to the valuation date provided such trade date is no more than thirty (30) days prior to the valuation date. If the Shares are not then either listed on any such exchange or quoted on ~~the NYSE~~a U.S. automated inter-dealer quotation system, or there has been no trade date within such thirty (30) day period, the fair market value shall be the mean between the average of the “Bid” and the average of the “Ask” prices, if any, as reported by the Electronic Quotation Service or OTC Markets Group, Inc. (or such equivalent reporting service) for the valuation date, or, if none, for the most recent trade date immediately prior to the valuation date provided such trade date is no more than thirty (30) days prior to the valuation date. If the fair market value cannot be determined under the preceding three sentences, it shall be determined in good faith by the Committee in compliance with Section 409A of the Code.

S.	Good Reason means, unless the applicable Award Agreement states otherwise:
i.	if a Participant is a party to an employment or service agreement with the Company or an Affiliate and such agreement provides for a definition of Good Reason, the definition contained therein;
ii.
a material breach by the Company of any material covenant or provision of this Agreement; or if there is a breach of the Option Agreement by the Company that materially affects the Participant’s rights or benefits with respect to the Option or any other equity award subsequently granted to the Participant;

iii.
any involuntary change in the Participant’s title or reporting relationships except as permitted hereunder or any involuntary material diminution in the Participant’s material duties, authorities or responsibilities; or

iv.
a reduction by the Company in the Participant’s base salary or a reduction in the Participant’s annual performance bonus based on target levels of performance for such fiscal year as provided hereunder, except in circumstances where such reduction was due to unforeseen circumstances, such as COVID, and such reduction was applied to all individuals at the Participant’s level.

Participant must have first provided the Company with written notice describing the existence of such event that the Participant believes constitutes Good Reason within sixty (60) days after he or she becomes aware of the existence such event, and the Company fails to cure such change or reduction within thirty (30) days after receipt of such written notice, and Participant resigns from employment within fifteen (15) days after the end of such cure period.
~~R.~~T.	Incentive Option means an Option that, when granted, is intended to be an “incentive stock option,” as defined in Section 422 of the Code.
~~S.~~U.	Key Non-Employee means a Non-Employee Board Member or Consultant of the Company or of an Affiliate who is designated by the Committee as being eligible to be granted one or more Awards under the Plan.
~~T.~~V.	Non-Employee Board Member means a director of the Company who is not an employee of the Company or any of its Affiliates.
~~U.~~W.
Nonstatutory Option means an Option that, when granted, is not intended to be an “incentive stock option,” as defined in Section 422 of the Code, or that subsequently fails to comply with the requirements of Section 422 of the Code.

X.	NYSE means the New York Stock Exchange.
~~V.~~Y.	Option means a right or option to purchase Common Stock, including Restricted Stock if the Committee so determines.
~~W.~~Z.	Other Stock-Based Award means a grant or sale of Common Stock that is valued in whole or in part based upon the Fair Market Value of Common Stock.
~~X.~~AA.	Participant means an Eligible Employee or Key Non-Employee to whom one or more Awards are granted under the Plan.
~~Y.~~BB.	Performance Award means an Award subject to the requirements of Article XII, and such performance conditions as the Committee deems appropriate or desirable.
CC.
Performance Goals means performance goals based on one or more of the following criteria: (i) earnings before interest and taxes; (ii) earnings before interest, taxes, depreciation and amortization; (iii) adjusted earnings before interest, taxes, depreciation and amortization (iv) net operating profit after tax; (v) cash flow; (vi) revenue; (vii) net revenues; (viii) sales; (ix) active

Wheels Up Experience Inc. Proxy Statement and Notice of 2023 Annual Meeting of Stockholders A-3

members; (x) active users; (xi) live flight legs; (xii) flight revenue per live flight leg; (xiii) income; (xiv) net income; (xv) operating income; (xvi) net operating income; (xvii) gross margin; (xviii) adjusted contribution; (xix) adjusted contribution margin; (xx) earnings; (xxi) earnings per share; (xxii) return on equity; (xxiii) return on investment; (xxiv) return on capital; (xxv) return on assets; (xxvi) return on net assets; (xxvii) total shareholder return; (xxviii) economic profit; (xxix) market share; (xxx) appreciation in the fair market value, book value or other measure of value of the Company’s Common Stock; (xxxi) expense or cost control; (xxxii) working capital; (xxxiii) volume; (xxxiv) new product offerings; (xxxv) customer satisfaction; (xxxvi) brand development; (xxxvii) employee retention or employee turnover; (xxxviii) employee satisfaction or engagement; (xxxix) environmental, health or other safety goals; (xl) individual performance; (xli) strategic objective milestones; (xlii) any other criteria specified by the Committee in its sole discretion; and (xliii) any combination of, or a specified increase in, any of the foregoing. Where applicable, the Performance Goals may be expressed in terms of attaining a specified level of the particular criteria or the attainment of a percentage increase or decrease in the particular criteria, and may be applied to one or more of the Company or an Affiliate thereof, or a division or strategic business unit of the Company, or may be applied to the performance of the Company relative to a market index, a group of other companies or a combination thereof, all as determined by the Committee. The Performance Goals may include a threshold level of performance below which no payment shall be made (or no vesting shall occur), levels of performance at which specified payments shall be made (or specified vesting shall occur), and a maximum level of performance above which no additional payment shall be made (or at which full vesting shall occur). At the time such an Award is granted, the Committee may specify any reasonable definition of the Performance Goals it uses. Such definitions may provide for equitable adjustments to the Performance Goals in recognition of unusual or non-recurring events affecting the Company or an Affiliate thereof or the financial statements of the Company or an Affiliate thereof, in response to changes in applicable laws or regulations, or to account for items of gain, loss or expense determined to be unusual in nature, infrequent in occurrence or unusual in nature and infrequent in occurrence or related to the disposal of a segment of a business, the acquisition of a business or related to a change in accounting principles.
~~Z.~~DD.	Plan means the Wheels Up Experience Inc. 2021 Long-Term Incentive Plan, as amended from time to time.
EE.	Restatement Effective Date means April 1, 2023, the date the Plan, as amended and restated, was approved by the Board.
~~AA.~~FF.
Restricted Stock means an Award made in Common Stock and delivered under the Plan, subject to the requirements of Article VIII, such other restrictions as the Committee deems appropriate or desirable, and as awarded in accordance with the terms of the Plan.

~~BB.~~GG.
Right means an Award denominated in units of Common Stock, subject to the requirements of Article VIII, such other restrictions as the Committee deems appropriate or desirable, and as awarded in accordance with the terms of the Plan.

~~CC.~~HH.
Securities Act means the Securities Act of 1933, as amended from time to time, or any successor statute thereto. References to any provision of the Securities Act shall be deemed to include rules promulgated thereunder and successor provisions and rules thereto.

~~DD.~~II.
Shares means the following shares of the capital stock of the Company as to which Options or Restricted Stock have been or may be granted under the Plan and upon which Rights, Restricted Stock Units or Other Stock-Based Awards may be based: treasury or authorized but unissued Common Stock of the Company, or any shares of capital stock or securities into which the Shares are changed or for which they are exchanged within the provisions of Article XIX of the Plan.

III.	SHARES SUBJECT TO THE PLAN
A.
The aggregate number of Shares as to which Awards may be granted from time to time shall be ~~27,346~~51,496,829 Shares (subject to adjustment for stock splits, stock dividends, and other adjustments described in Article XIX hereof). The aggregate number of Shares as to which Incentive Options may be granted from time to time shall not exceed ~~27,346~~51,496,829 shares (subject to adjustment for stock splits, stock dividends and other adjustments described in Article XIX hereof).

B.
For purposes of the limit set forth in the first sentence of Paragraph A of this Article III, (i) each share of Common Stock which is subject to an Award, other than a Performance Award described in (ii), shall be counted as one (1) share, and (ii) with respect to any Performance Award denominated in units that may settle into greater or fewer than one (1) share of Common Stock for each unit granted, one (1) share shall be counted for each such unit subject to the Award, assuming target level performance (as described in the Award Agreement) (the “Target Level”), provided, however, that upon the issuance of shares pursuant to the Performance Award, (x) if performance is in excess of the Target Level, one (1) additional share shall be

A-4 Wheels Up Experience Inc. Proxy Statement and Notice of 2023 Annual Meeting of Stockholders

counted for each share actually issued in excess of the number of shares that would have been issued at Target Level, and (y) if performance is below the Target Level, such number of shares shall be forfeited pursuant to Paragraph C of this Article III equal to the difference between (a) the number of shares that would have been issued at the Target Level performance and (b) the number of shares actually issued.
C.
Shares subject to Awards that are forfeited, terminated or expire unexercised shall immediately become available for Awards. Awards payable in cash shall not reduce the number of Shares available for Awards under the Plan. The foregoing notwithstanding, (i) if the exercise price of any Award is satisfied by tendering Shares to the Company, (ii) if Shares are withheld from an Award (or tendered by the Participant) to pay a Participant’s tax withholding obligations in connection with the Award, (iii) if Shares are reacquired with cash proceeds tendered in payment of the exercise price of an Option or (iv) if Shares of stock subject to Share-settled Stock Appreciation Rights are not issued upon settlement, then the Shares so tendered, withheld, reacquired or that remain unissued with respect to such Stock Appreciation Rights shall not again become available for Awards.

~~B.~~D.
From time to time, the Committee and/or appropriate officers of the Company shall take whatever actions are necessary to file required documents with governmental authorities and/or stock exchanges so as to make Shares available for issuance pursuant to the Plan.

~~C.~~E.
Notwithstanding anything to the contrary in this Plan and unless otherwise approved by the Company’s stockholders, the value of all Awards awarded under this Plan and all other cash compensation paid by the Company to any Non-Employee Board Member in any calendar year shall not exceed $375,000. For purposes of this limitation, the value of any Award shall be its grant date fair value, as determined in accordance with ASC 718 or successor provision but excluding the impact of estimated forfeitures related to service-based vesting provisions.

~~From time to time, the Committee and/or appropriate officers of the Company shall take whatever actions are necessary to file required documents with governmental authorities and/or stock exchanges so as to make Shares available for issuance pursuant to the Plan. Shares subject to Awards that are forfeited, terminated or expire unexercised shall immediately become available for Awards. In addition, if the exercise price of any Award is satisfied by tendering Shares to the Company (by actual delivery or attestation), only the number of Shares issued net of the Shares tendered shall be deemed delivered for purposes of determining the maximum number of Shares available for Awards. Awards payable in cash shall not reduce the number of Shares available for Awards under the Plan. The foregoing notwithstanding, if the exercise price of any Award is satisfied by tendering Shares to the Company, or if Shares are withheld from an Award to pay a Participant’s tax withholding obligations in connection with the Award, the Shares so tendered or withheld shall not again become available for Awards.~~
IV.	ADMINISTRATION OF THE PLAN
A.
The Plan shall be administered by the Committee. A majority of the Committee shall constitute a quorum at any meeting thereof (including by telephone or video conference) and the acts of a majority of the members present, or acts approved in writing by ~~a majority~~all of the ~~entire~~members of the Committee without a meeting, shall be the acts of the Committee for purposes of this Plan. Subject to the terms of the Plan and applicable law, the Committee may delegate its responsibilities under the Plan to sub-committees consisting of not less than two (2) members of the Board, each member of which shall be a “non-employee director,” within the meaning of Rule 16b-3 promulgated pursuant to the Exchange Act. The Committee may authorize one or more of its members or an officer of the Company to execute and deliver documents on behalf of the Committee. A member of the Committee shall not exercise any discretion respecting Awards to himself or herself under the Plan, other than as applies to the Participants or a class of similarly situated Participants as a whole. The Board shall have the authority to remove or r~~5~~eplace any member of, and to fill any vacancy on, the Committee upon notice to the Committee and the affected member, if any. Any member of the Committee may resign upon notice to the Board. The Committee may allocate among one or more of its members, or may delegate to one or more of its agents, such duties and responsibilities as it determines. Subject to the provisions of the Plan, the Committee is authorized to:

i.	Interpret the provisions of the Plan and any Award or Award Agreement, and make all rules and determinations that it deems necessary or advisable to the administration of the Plan;
ii.	Determine which employees of the Company or an Affiliate shall be designated as Eligible Employees and which of the Eligible Employees shall be granted Awards;
iii.	Determine the Key Non-Employees to whom Awards, other than Incentive Options and Performance Awards for which Key Non-Employees shall not be eligible, shall be granted;
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iv.	Determine whether an Option to be granted shall be an Incentive Option or Non statutory Option;
v.	Determine the number of Shares for which an Option, Restricted Stock or Other Stock-Based Award shall be granted;
vi.	Determine the number of Restricted Stock Units, Rights, the Cash Award or the Performance Award to be granted;
vii.
Provide for the suspension or the acceleration of the vesting and/or exercisability of any Award or waive the forfeiture restrictions or any other restriction or limitation regarding any Awards or the Shares relating thereto; and

viii.	Specify the terms, conditions, and limitations upon which Awards may be granted;
provided, however, that with respect to Incentive Options, all such interpretations, rules, determinations, terms, and conditions shall be made and prescribed in the context of preserving the tax status of the Incentive Options as “incentive stock options” within the meaning of Section 422 of the Code.
B.
If permitted by applicable law, and in accordance with any such law, the Committee may delegate to the chief executive officer and to other senior officers of the Company or its Affiliates its duties under the Plan pursuant to such conditions or limitations as the Committee may establish, except that only the Committee may select, and grant Awards to, Participants who are subject to Section 16 of the Exchange Act. Any such delegation by the Committee shall be made by a majority of its members. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award.

C.	The Committee shall have the authority at any time to cancel Awards for reasonable cause and/or to provide for the conditions and circumstances under which Awards shall be forfeited.
D.
Except as otherwise provided herein, any Award (including any portion thereof) granted on or after the Restatement Effective Date shall have a minimum restriction, vesting or performance period, as applicable, of one year from the date of grant and no Award (including any portion thereof) shall vest sooner than one year from the date of grant; provided, however, that the Committee may provide for earlier vesting upon a Participant’s termination of employment or service. Notwithstanding any provision herein to the contrary, up to five percent (5%) of the Shares subject to the Plan pursuant to Article III (the “Excepted Shares”) shall not be subject to the minimum restriction, vesting or performance period, as applicable, described in the preceding sentence, it being understood that the Committee may, in its discretion, and at the time an Award is granted, designate any Shares that are subject to such Award as Excepted Shares; provided, however, that in no event shall the Committee designate any such Shares as Excepted Shares after the time such Award is granted.

E.	Notwithstanding anything set forth herein, no dividends or Dividend Equivalents will be paid or settled on Awards that have not been earned or vested.
~~D.~~F.
Any determination made by the Committee pursuant to the provisions of the Plan shall be made in its sole discretion, and in the case of any determination relating to an Award, may be made at the time of the grant of the Award or, unless in contravention of any express term of the Plan or any Award Agreement, at any time thereafter. All decisions made by the Committee pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company and the Participants. No determination shall be subject to de novo review if challenged in court.

V.	ELIGIBILITY FOR PARTICIPATION
A.
Awards may be granted under this Plan only to Eligible Employees and Key Non-Employees of the Company or its Affiliates. The foregoing notwithstanding, each Participant receiving an Incentive Option must be an Eligible Employee of the Company or of an Affiliate at the time the Incentive Option is granted.

B.
The Committee may, at any time and from time to time, grant one or more Awards to one or more Eligible Employees or Key Non-Employees and may designate the number of Shares, if applicable, to be subject to each Award so granted; provided, however that no Incentive Option shall be granted after the expiration of ten (10) years from the earlier of the ~~date of the adoption of the Plan by the Company~~Restatement Effective Date or the approval of the amendment and restatement of the Plan by the stockholders of the Company; and provided further, that the Fair Market Value of the Shares (determined at the time the Option is granted) as to which Incentive Options are exercisable for the first time by any Eligible Employee during any single calendar year (under the Plan and under any other incentive stock option plan of the Company or an Affiliate) shall not

A-6 Wheels Up Experience Inc. Proxy Statement and Notice of 2023 Annual Meeting of Stockholders

exceed One Hundred Thousand Dollars ($100,000). To the extent that the Fair Market Value of such Shares exceeds One Hundred Thousand Dollars ($100,000), the Shares subject to the Option(s) in excess of One Hundred Thousand Dollars ($100,000) shall, without further action by the Committee, automatically be converted to ~~NONSTATUTORY~~Nonstatutory Options.
VI.	AWARDS UNDER THIS PLAN
As the Committee may determine, the following types of Awards may be granted under the Plan on a stand-alone, combination or tandem basis:
A.
Incentive Option. An Award in the form of an Option that shall comply with the requirements of Section 422 of the Code. Subject to adjustments in accordance with the provisions of Article XIX, the aggregate number of Shares that may be subject to Incentive Options under the Plan shall not exceed the limit set forth in Article III hereof.

B.	Nonstatutory Option. An Award in the form of an Option that shall not be intended to, or has otherwise failed to, comply with the requirements of Section 422 of the Code.
C.
Restricted Stock and Restricted Stock Units. An Award made to a Participant in Common Stock or denominated in units of Common Stock, subject to future service and/or such other restrictions and conditions as may be established by the Committee, and as set forth in the Award Agreement, including but not limited to continuous service with the Company or its Affiliates, achievement of specific business objectives, increases in specified indices, attainment of growth rates and/or other measurements of Company or Affiliate performance.

D.
Stock Appreciation Right. An Award in the form of a Right to receive the excess of the Fair Market Value of a Share on the date the Right is exercised over the Fair Market Value of a Share on the date the Right was granted.

E.	Dividend Equivalents. An Award in the form of, and based upon the value of, dividends on Shares.
F.	Other Stock-Based Awards. An Award made to a Participant that is valued in whole or in part by reference to, or is otherwise based upon, the Fair Market Value of Shares.
G.
Performance Awards. An Award made to a Participant that is subject to performance conditions specified by the Committee, including, but not limited to, continuous service with the Company and/or its Affiliates, achievement of specific ~~business objectives, increases in specified indices, attainment of growth rates and/or other measurements of Company or Affiliate performance~~Performance Goals.

H.
Cash Awards. An Award made to a Participant and denominated in cash, with the eventual payment subject to future service and/or such other restrictions and conditions as may be established by the Committee, and as set forth in the Award Agreement.

Each Award under the Plan shall be evidenced by an Award Agreement. Delivery of an Award Agreement to each Participant shall constitute an agreement between the Company and the Participant as to the terms and conditions of the Award.
VII.	TERMS AND CONDITIONS OF INCENTIVE OPTIONS AND NONSTATUTORY OPTIONS
Each Option shall be set forth in an Award Agreement, duly executed on behalf of the Company and by the Participant to whom such Option is granted. Except for the setting of the Option price under Paragraph A, no Option shall be granted and no purported grant of any Option shall be effective until such Award Agreement shall have been duly executed on behalf of the Company and by the Participant. Each such Award Agreement shall be subject to at least the following terms and conditions:
A.
Option Price. In the case of an Incentive Option granted to a Participant that owns, directly or by reason of the applicable attribution rules, ten percent (10%) or less of the total combined voting power of all classes of stock of the Company, and in the case of a Nonstatutory Option, the Option price per share of the Shares covered by each such Incentive Option or Nonstatutory Option shall be not less than the Fair Market Value of the Shares on the date of the grant of the Option. In all other cases of Incentive Options, the Option price shall be not less than one hundred ten percent (110%) of the Fair Market Value of the Shares on the date of grant.

B.	Number of Shares. Each Option shall state the number of Shares to which it pertains.
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C.
~~Each Option shall state the number of Shares to which it pertains.~~Term of Option. Each Incentive Option shall terminate not more than ten (10) years from the date of the grant thereof, or at such earlier time as the Award Agreement may provide, and shall be subject to earlier termination as herein provided, except that if the Option price is required under Paragraph A of this Article VII to be at least one hundred ten percent (110%) of Fair Market Value, each such Incentive Option shall terminate not more than five (5) years from the date of the grant thereof, and shall be subject to earlier termination as herein provided. The Committee shall determine the time at which a Nonstatutory Option shall terminate.

D.
Date of Exercise. Upon the authorization of the grant of an Option, or at any time thereafter, the Committee may, subject to the provisions of Paragraph C of this Article VII, prescribe the date or dates on which the Option becomes exercisable, and may provide that the Option rights become exercisable in installments over a period of years, and/or upon the attainment of stated goals~~.~~, including Performance Goals. Unless the Committee otherwise provides in writing, or unless otherwise required by law (including, if applicable, the Uniformed Services Employment and Reemployment Rights Act), the date or dates on which the Option becomes exercisable shall be tolled during any unpaid leave of absence. It is expressly understood that Options hereunder shall, unless otherwise provided for in writing by the Committee, be granted in contemplation of, and earned by the Participant through the completion of, future employment or service with the Company.

E.
Medium of Payment. The Option price shall be payable upon the exercise of the Option, as set forth in Paragraph I. It shall be payable in such form (permitted by Section 422 of the Code in the case of Incentive Options) as the Committee shall, either by rules promulgated pursuant to the provisions of Paragraph A of Article IV of the Plan, or in the particular Award Agreement, provide.

F.	Termination of Employment
1.
Unless otherwise determined by the Committee and set forth in the Award Agreement, a Participant who ceases to be an employee or Key Non-Employee of the Company or of an Affiliate for any reason other than death, Disability or termination for Cause, may exercise any Option granted to such Participant, to the extent that the right to purchase Shares thereunder has become exercisable by the date of such termination, but only within three (3) months (or such other period of time as the Committee may determine, with such determination in the case of an Incentive Option being made at the time of the grant of the Option and not exceeding three (3) months) after such date, or, if earlier, within the originally prescribed term of the Option, and subject to the conditions that (i) no Option shall be exercisable after the expiration of the term of the Option and (ii) unless the Committee otherwise provides, no Option that has not become exercisable by the date of such termination shall at any time thereafter be or become exercisable. A Participant’s employment shall not be deemed terminated by reason of a transfer to another employer that is the Company or an Affiliate or in the event a Participant’s status changes from full-time employee to part-time employee or Consultant.

2.
Unless otherwise determined by the Committee and set forth in the Award Agreement, a Participant who ceases to be an employee or Key Non-Employee of the Company or of an Affiliate for Cause shall, upon such termination, cease to have any right to exercise any Option.

3.
Except as the Committee may otherwise expressly provide or determine (consistent with Section 422 of the Code, if applicable), a Participant who is absent from work with the Company or an Affiliate because of temporary disability (any disability other than a Disability), or who is on leave of absence for any purpose permitted by the Company or by any authoritative interpretation (i.e., regulation, ruling, case law, etc.) of Section 422 of the Code, shall not, during the period of any such absence, be deemed, by virtue of such absence alone, to have terminated his or her employment or relationship with the Company or with an Affiliate. For purposes of Incentive Options, no leave of absence may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract (or the Committee approves such longer leave of absence, in which event the Incentive Option held by the Participant shall be treated for tax purposes as a Nonstatutory Option on the date that is six (6) months following the first day of such leave).

4.
Unless otherwise determined by the Committee and set forth in the Award Agreement, Paragraph F(1) shall control and fix the rights of a Participant who ceases to be an employee or Key Non-Employee of the Company or of an Affiliate for any reason other than Disability, death or termination for Cause, and who subsequently becomes Disabled or dies. Nothing in Paragraphs G and H of this Article VII shall be applicable in any such case except that, in the event of such a subsequent Disability or death within the three (3)-month period after the termination of employment or, if earlier, within the originally prescribed term of the Option, the Participant or the Participant’s estate or personal representative may exercise the Option permitted by this Paragraph F, in the event of Disability, within twelve (12) months after the date that the Participant ceased to be an employee or Key Non-Employee of the Company or an Affiliate, or, in the event of death, within twelve (12) months after the date of death of such Participant.

A-8 Wheels Up Experience Inc. Proxy Statement and Notice of 2023 Annual Meeting of Stockholders

G.	Total and Permanent Disability
1.
A Participant who ceases to be an employee or Key Non-Employee of the Company or of an Affiliate by reason of Disability may exercise any Option granted to such Participant to the extent that the right to purchase Shares thereunder has become exercisable on or before the date such Participant becomes Disabled, as determined by the Committee.

2.
Unless otherwise determined by the Committee and set forth in the Award Agreement, a Disabled Participant, or his estate or personal representative, shall exercise such rights, if at all, only within a period of not more than twelve (12) months after the date that the Participant became Disabled as determined by the Committee (notwithstanding that the Participant might have been able to exercise the Option as to some or all of the Shares on a later date if the Participant had not become Disabled) or, if earlier, within the originally prescribed term of the Option.

H.
Death. Unless otherwise determined by the Committee and set forth in the Award Agreement, in the event that a Participant to whom an Option has been granted ceases to be an employee or Key Non-Employee of the Company or of an Affiliate by reason of such Participant’s death, such Option, to the extent that the right is exercisable but not exercised on the date of death, may be exercised by the Participant’s estate or personal representative within twelve (12) months after the date of death of such Participant or, if earlier, within the originally prescribed term of the Option, notwithstanding that the decedent might have been able to exercise the Option as to some or all of the Shares on a later date if the Participant were alive and had continued to be an employee or Key Non-Employee of the Company or of an Affiliate.

I.	Exercise of Option and Issuance of Stock
1.
Options shall be exercised by giving written notice to the Company. Such written notice shall: (i) be signed by the person exercising the Option, (ii) state the number of Shares with respect to which the Option is being exercised and (iii) specify a date (other than a Saturday, Sunday or legal holiday) not more than ten (10) days after the date of such written notice, as the date on which the Shares will be purchased. Such tender and conveyance shall take place at the principal office of the Company during ordinary business hours, or at such other hour and place agreed upon by the Company and the person or persons exercising the Option. On the date specified in such written notice (which date may be extended by the Company in order to comply with any blackout limitations, or with laws or regulations that require the Company to take any action with respect to the Option Shares prior to the issuance thereof), the Company shall accept payment for the Option Shares in cash, by bank or certified check, by wire transfer, or by such other means as may be approved by the Committee. In the event of any failure to pay for the number of Shares specified in such written notice on the date set forth therein (or on the extended date as above provided), the right to exercise the Option shall terminate with respect to such number of Shares, but shall continue with respect to the remaining Shares covered by the Option and not yet acquired pursuant thereto.

2.
If approved in advance by the Committee, and subject to compliance with the Sarbanes-Oxley Act of 2002 or the requirements of any applicable securities laws, payment in full or in part also may be made: (i) by delivering Shares, or by attestation of Shares, which have a total Fair Market Value on the date of such delivery equal to the Option price and provided that accepting such Shares, in the sole discretion of the Committee, shall not result in any adverse accounting consequences to the Company; (ii) by the execution and delivery of a note or other evidence of indebtedness (and any security agreement thereunder) satisfactory to the Committee; (iii) by authorizing the Company to retain Shares that otherwise would be issuable upon exercise of the Option having a total Fair Market Value on the date of delivery equal to the Option price; (iv) by the delivery of cash or the extension of credit by a broker-dealer to whom the Participant has submitted a notice of exercise or otherwise indicated an intent to exercise an Option (in accordance with part 220, Chapter II, Title 12 of the Code of Federal Regulations, a so-called “cashless” exercise); or (v) by any combination of the foregoing.

J.
Rights as a Stockholder. No Participant to whom an Option has been granted shall have rights as a stockholder with respect to any Shares covered by such Option except as to such Shares as have been registered in the Company’s share register in the name of such Participant upon the due exercise of the Option and tender of the full Option price.

K.
Assignability and Transferability of Option. Unless otherwise permitted by the Code or by Rule 16b-3 of the Exchange Act, if applicable, and approved in advance by the Committee, an Option granted to a Participant shall not be transferable by the Participant and shall be exercisable, during the Participant’s lifetime, only by such Participant or, in the event of the Participant’s incapacity, his guardian or legal representative. Except as otherwise permitted herein, such Option shall not be assigned, pledged

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or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process and any attempted transfer, assignment, pledge, hyphenation or other disposition of any Option or of any rights granted thereunder contrary to the provisions of this Paragraph K, or the levy of any attachment or similar process upon an Option or such rights, shall be null and void.
L.
Other Provisions. The Award Agreement for an Incentive Option shall contain such limitations and restrictions upon the exercise of the Option as shall be necessary in order that such Option qualifies as an “incentive stock option” within the meaning of Section 422 of the Code. Further, the Award Agreements authorized under the Plan shall be subject to such other terms and conditions including, without limitation, restrictions upon the exercise of the Option, as the Committee shall deem advisable and which, in the case of Incentive Options, are not inconsistent with the requirements of Section 422 of the Code.

VIII.	TERMS AND CONDITIONS OF RESTRICTED STOCK AND RESTRICTED STOCK UNITS
A.
The Committee may from time to time grant an Award in Shares of Common Stock or grant an Award denominated in units of Common Stock, for such consideration as the Committee deems appropriate (which amount may be less than the Fair Market Value of the Common Stock on the date of the Award), and subject to such restrictions and conditions and other terms as the Committee may determine at the time of the Award (including, but not limited to, continuous service with the Company or its Affiliates, achievement of specific business objectives~~,~~ (including Performance Goals), increases in specified indices, attainment of growth rates and/or other measurements of Company or Affiliate performance), and subject further to the general provisions of the Plan, the applicable Award Agreement, and the following specific rules.

B.
If Shares of Restricted Stock are awarded, such Shares cannot be assigned, sold, transferred, pledged or hypothecated prior to the lapse of the restrictions applicable thereto~~, and, in no event, absent Committee approval, prior to six (6) months from the date of the Award.~~

C.
Restricted Stock or Restricted Stock Units issued to a Participant under the Plan shall be governed by an Award Agreement that shall specify whether Shares of Common Stock are awarded to the Participant, or whether the Award shall be one not of Shares of Common Stock but one denominated in units of Common Stock, any consideration required thereto, and such other provisions as the Committee shall determine.

D.
Subject to the provisions of Paragraph E of Article IV, Paragraphs B and E ~~hereof~~of this Article VIII and the restrictions set forth in the related Award Agreement, the Participant receiving an Award of Shares of Restricted Stock shall thereupon be a stockholder with respect to all of such Shares and shall have the rights of a stockholder with respect to such Shares, including the right to vote such Shares and to receive dividends and other distributions made with respect to such Shares. All Common Stock received by a Participant as the result of any dividend on the Shares of Restricted Stock, or as the result of any stock split, stock distribution or combination of the Shares affecting Restricted Stock, shall be subject to the restrictions set forth in the related Award Agreement.

E.
Restricted Stock or Restricted Stock Units awarded to a Participant pursuant to the Plan will be forfeited, and any Shares of Restricted Stock or Restricted Stock Units sold to a Participant pursuant to the Plan may, at the Company’s option, be resold to the Company for an amount equal to the price paid therefor, and, in either case, such Restricted Stock or Restricted Stock Units shall revert to the Company, if the Company so determines in accordance with Article XV or any other condition set forth in the Award Agreement, or, alternatively, if the Participant’s employment with the Company or its Affiliates terminates, other than for reasons set forth in Article XIV, prior to the expiration of the forfeiture or restriction provisions set forth in the Award Agreement.

F.
The Committee, in its discretion, shall have the power to accelerate the date on which the restrictions contained in the Award Agreement shall lapse with respect to any or all Restricted Stock or Restricted Stock Units awarded under the Plan.

G.	Any Restricted Stock Units, if not previously forfeited, shall be payable in accordance with Article XVI at the time set forth in the Award Agreement.
H.
The Committee may prescribe such other restrictions, conditions and terms applicable to Restricted Stock issued or Restricted Stock Units granted to a Participant under the Plan that are neither inconsistent with nor prohibited by the Plan or the Award Agreement, including, without limitation, terms providing for a lapse of the restrictions of this Article or any Award Agreement in installments.

A-10 Wheels Up Experience Inc. Proxy Statement and Notice of 2023 Annual Meeting of Stockholders

IX.	TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS
If deemed by the Committee to be in the best interests of the Company, a Participant may be granted a Right. Each Right shall be granted subject to such restrictions and conditions and other terms as the Committee may specify in the Award Agreement at the time the Right is granted, subject to the general provisions of the Plan, and the following specific rules.
A.
Rights may be granted, if at all, either singly, in combination with another Award, or in tandem with another Award. At the time of grant of a Right, the Committee shall specify the base price of Common Stock to be used in connection with the calculation described in Paragraph B below, provided that the base price shall not be less than one hundred percent (100%) of the Fair Market Value of a Share of Common Stock on the date of grant, unless approved by the Board.

B.
Upon exercise of a Right~~, which shall, absent Committee approval, be not less than six (6) months from the date of the grant~~, the Participant shall be entitled to receive in accordance with Article XVI, and as soon as practicable after exercise, the excess of the Fair Market Value of one Share of Common Stock on the date of exercise over the base price specified in such Right, multiplied by the number of Shares of Common Stock then subject to the Right, or the portion thereof being exercised.

C.
Notwithstanding anything herein to the contrary, if the Award granted to a Participant allows him or her to elect to cancel all or any portion of an unexercised Option by exercising an additional or tandem Right, then the Option price per Share of Common Stock shall be used as the base price specified in Paragraph A to determine the value of the Right upon such exercise and, in the event of the exercise of such Right, the Company’s obligation with respect to such Option or portion thereof shall be discharged by payment of the Right so exercised. In the event of such a cancellation, the number of Shares as to which such Option was canceled shall become available for use under the Plan, less the number of Shares, if any, received by the Participant upon such cancellation in accordance with Article XVI.

D.
A Right may be exercised only by the Participant (or, if applicable under Article XIV, by a legatee or legatees of such Right, or by the Participant’s executors, personal representatives or distributees).

X.	TERMS AND CONDITIONS OF DIVIDEND EQUIVALENTS
A Participant may be granted an Award in the form of Dividend Equivalents. Such an Award shall entitle the Participant to receive cash, Shares, other Awards or other property equal in value to dividends paid with respect to a specified number of Shares. Dividend Equivalents may be awarded on a free-standing basis or in connection with another Award. The Committee may provide that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Shares, Awards or other investment vehicles, and subject to such restrictions on transferability and risks of forfeiture, as the Committee may specify.
XI.	TERMS AND CONDITIONS OF OTHER STOCK-BASED AWARDS
The Committee, in its sole discretion, may grant Awards of Shares and/or Awards that are valued in whole or in part by reference to, or are otherwise based on, Shares or on the Fair Market Value thereof (“Other Stock-Based Awards”). Such Other Stock-Based Awards shall be in such form, and dependent on such conditions, as the Committee shall determine, including, without limitation, the right to receive, or vest with respect to, one or more Shares (or the equivalent cash value of such Shares) upon the completion of a specified period of service, the occurrence of an event and/or the attainment of performance objectives~~.~~ (including Performance Goals). Other Stock-Based Awards may be granted alone or in addition to any other Awards granted under the Plan. Subject to the provisions of the Plan, the Committee shall determine the number of Shares to be awarded to a Participant under (or otherwise related to) such Other Stock-Based Awards and all other terms and conditions of such Awards (including, without limitation, the vesting provisions thereof and provisions ensuring that all Shares so awarded and issued shall be fully paid and non-assessable).
XII.	TERMS AND CONDITIONS OF PERFORMANCE AWARDS
A.
A Participant may be granted an Award that is subject to performance conditions specified by the Committee. The Committee may use business criteria and/or other measures of performance as it deems appropriate in establishing any performance conditions (including, but not limited to, continuous service with the Company or its Affiliates~~, achievement of specific business objectives, increases in specified indices, attainment of growth rates and/or other measurements of Company or Affiliate performance~~ or achievement of certain Performance Goals), and may exercise its discretion to reduce or increase the amounts payable under any Award subject to performance conditions.

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B.
Any Performance Award will be forfeited if the Company so determines in accordance with Article XV or any other condition set forth in the Award Agreement, or, alternatively, if the Participant’s employment with the Company or its Affiliates terminates, other than for reasons set forth in Article XIV, prior to the expiration of the time period over which the performance conditions are to be measured.

C.	Achievement of ~~performance goals~~Performance Goals in respect of such Performance Awards shall be measured over such periods as may be specified by the Committee.
D.
Settlement of Performance Awards may be in cash or Shares or other property, in the discretion of the Committee. The Committee may, in its discretion, reduce or increase the amount of a settlement otherwise to be made in connection with such Performance Award.

XIII.	TERMS AND CONDITIONS OF CASH AWARDS
A.
The Committee may from time to time authorize the award of cash payments under the Plan to Participants, subject to such restrictions and conditions and other terms as the Committee may determine at the time of authorization (including, but not limited to, continuous service with the Company or its Affiliates, achievement of ~~specific business objectives, increases in specified indices, attainment of growth rates and/or other measurements of Company or Affiliate performance~~certain Performance Goals), and subject to the general provisions of the Plan, the applicable Award Agreement, and the following specific rules.

B.
Any Cash Award will be forfeited if the Company so determines in accordance with Article XV or any other condition set forth in the Award Agreement, or, alternatively, if the Participant’s employment or engagement with the Company or its Affiliates terminates, other than for reasons set forth in Article XIV, prior to the attainment of any goals set forth in the Award Agreement or prior to the expiration of the forfeiture or restriction provisions set forth in the Award Agreement, whichever is applicable.

C.
The Committee, in its discretion, shall have the power to change the date on which the restrictions contained in the Award Agreement shall lapse, or the date on which ~~goals~~Performance Goals are to be measured, with respect to any Cash Award.

D.
Any Cash Award, if not previously forfeited, shall be payable in accordance with Article XVI on or about March 15 of the fiscal year immediately following the fiscal year during which the goals are attained, and in no event later than December 31 of such year.

E.
The Committee may prescribe such other restrictions, conditions and terms applicable to the Cash Awards issued to a Participant under the Plan that are neither inconsistent with nor prohibited by the Plan or the Award Agreement, including, without limitation, terms providing for a lapse of the restrictions, or a measurement of the ~~goals~~Performance Goals, in installments.

XIV.	TERMINATION OF EMPLOYMENT OR SERVICE
Except as may otherwise be (i) provided in Article VII for Options, (ii) provided for under the Award Agreement or (iii) permitted pursuant to Paragraphs A through C of this Article XIV (subject to the limitations under the Code for Incentive Options), if the employment or service of a Participant terminates, all unexpired, unpaid, unexercised or deferred Awards shall be canceled immediately.
A.
Retirement under a Company or Affiliate Retirement Plan. When a Participant’s employment or service terminates as a result of retirement as defined under a Company or Affiliate tax-qualified retirement plan, the Committee may permit Awards to continue in effect beyond the date of retirement in accordance with the applicable Award Agreement, and/or the exercisability and vesting of any Award may be accelerated.

B.
Termination in the Best Interests of the Company or an Affiliate. When a Participant’s employment or service with the Company or an Affiliate terminates and, in the judgment of the chief executive officer or other senior officer designated by the Committee, the acceleration and/or continuation of outstanding Awards would be in the best interests of the Company, the Committee may (i) authorize, where appropriate, the acceleration and/or continuation of all or any part of Awards granted prior to such termination and/or (ii) permit the exercise, vesting and payment of such Awards for such period as may be set forth in the applicable Award Agreement, subject to earlier cancellation pursuant to Article XV or at such time as the Committee shall deem the continuation of all or any part of the Participant’s Awards are not in the Company’s or its Affiliate’s best interests.

C.
Death or Disability of a Participant. In the event of a Participant’s death, the Participant’s estate or beneficiaries shall have a period up to the earlier of (i) the expiration date specified in the Award Agreement, or (ii) the expiration date specified in Paragraph H of Article VII, within which to receive or exercise any outstanding Awards held by the Participant under such terms as may be specified in the applicable Award Agreement. Rights to any such outstanding Awards shall pass by will or the laws of descent and

A-12 Wheels Up Experience Inc. Proxy Statement and Notice of 2023 Annual Meeting of Stockholders

distribution in the following order: (a) to beneficiaries so designated by the Participant; (b) to a legal representative of the Participant; or (c) to the persons entitled thereto as determined by a court of competent jurisdiction. Awards so passing shall be paid and/or may be exercised at such times and in such manner as if the Participant were living.
1.
In the event a Participant is determined by the Company to be Disabled, and subject to the limitations of Paragraph G of Article VII, Awards may be paid to, or exercised by, the Participant, if legally competent, or by a legally designated guardian or other representative if the Participant is legally incompetent by virtue of such Disability.

2.
After the death or Disability of a Participant, the Committee may in its sole discretion at any time (i) terminate restrictions in Award Agreements, (ii) accelerate any or all installments and rights and/or (iii) instruct the Company to pay the total of any accelerated payments in a lump sum to the Participant, the Participant’s estate, beneficiaries or representative, notwithstanding that, in the absence of such termination of restrictions or acceleration of payments, any or all of the payments due under the Awards ultimately might have become payable to other beneficiaries.

XV.	CANCELLATION AND RECISSION OF AWARDS
Unless the Award Agreement specifies otherwise, the Committee may cancel any unexpired, unpaid, unexercised or deferred Awards at any time if the Participant is not in compliance with the applicable provisions of the Award Agreement, the Plan, or with the following conditions:
A.
A Participant shall not breach any restrictive covenant, employment, consulting or other agreement entered into between him or her and the Company or any Affiliates, or render services for any organization or engage directly or indirectly in any business which, in the judgment of the Committee or a senior officer designated by the Committee, is or becomes competitive with the Company, or which organization or business, or the rendering of services to such organization or business, is or becomes otherwise prejudicial to or in conflict with the interests of the Company. For a Participant whose employment or engagement has terminated, the judgment of the Committee shall be based on the terms of the restrictive covenant agreement, if applicable, or on the Participant’s position and responsibilities while employed or engaged by the Company or its Affiliates, the Participant’s post-employment/engagement responsibilities and position with the other organization or business, the extent of past, current and potential competition or conflict between the Company and the other organization or business, the effect of the Participant’s assuming the post-employment/engagement position on the Company’s or its Affiliate’s customers, suppliers, investors and competitors, and such other considerations as are deemed relevant given the applicable facts and circumstances. A Participant may, however, purchase as an investment or otherwise, stock or other securities of any organization or business so long as they are listed upon a recognized securities exchange or traded over-the-counter, and such investment does not represent a substantial investment to the Participant or a greater than one percent (1%) equity interest in the organization or business.

B.
A Participant shall not, without prior written authorization from the Company, disclose to anyone outside the Company or its Affiliates, or use in other than the Company’s or Affiliate’s business, any confidential information or materials relating to the business of the Company or its Affiliates, acquired by the Participant either during or after his or her employment or engagement with the Company or its Affiliates. Notwithstanding anything herein to the contrary, each Participant is hereby notified, in accordance with the Defend Trade Secrets Act of 2016, that the Participant will not be held criminally or civilly liable under any federal or state trade secret law for the disclosure of a trade secret that: (a) is made (i) in confidence to a federal, state or local government official, either directly or indirectly, or to an attorney; and (ii) solely for the purpose of reporting or investigating a suspected violation of law; or (b) is made in a complaint or other document that is filed under seal in a lawsuit or other proceeding. The Participants are further notified that if they file a lawsuit for retaliation by the Company for reporting a suspected violation of law, the Participant may disclose the Company’s trade secrets to his or her attorney and use the trade secret information in the court proceeding if the Participant (a) files any document containing the trade secret under seal; and (b) does not disclose the trade secret, except pursuant to court order.

C.
A Participant shall disclose promptly and assign to the Company all right, title and interest in any invention or idea, patentable or not, made or conceived by the Participant during employment or engagement with the Company or an Affiliate, relating in any manner to the actual or anticipated business, research or development work of the Company or its Affiliates, and shall do anything reasonably necessary to enable the Company or its Affiliates to secure a patent, trademark, copyright or other protectable interest where appropriate in the United States and in foreign countries.

Upon exercise, payment or delivery pursuant to an Award, the Participant shall certify on a form acceptable to the Committee that he or she is in compliance with the terms and conditions of the Plan, including the provisions of Paragraphs A, B and C of this Article XV. Failure to comply with the provisions of Paragraphs A, B and C of this Article XV at any time prior to, or during the one (1) year period after, the date Participant’s employment or engagement with the Company or any Affiliate terminates shall cause any exercise, payment
Wheels Up Experience Inc. Proxy Statement and Notice of 2023 Annual Meeting of Stockholders A-13

or delivery which occurred during the two (2) year period prior to the breach of Paragraph A, B or C of this Article XV to be rescinded. The Company shall notify the Participant in writing of any such rescission within one (1) year of the date it acquires actual knowledge of such breach. Within ten (10) days after receiving such a notice from the Company, the Participant shall pay to the Company the amount of any gain realized or payment received as a result of the exercise, payment or delivery pursuant to the Award. Such payment shall be made either in cash or by returning to the Company the number of Shares of Common Stock that the Participant received in connection with the rescinded exercise, payment or delivery. The Company’s rights of rescission hereunder shall be in addition to any and all other remedies that may be available to the Company at law or in equity in such event, including, without limitation, the right to request any court of competent jurisdiction to issue a decree of specific performance or issue a temporary and permanent injunction, without the necessity of the Company posting bond or furnishing other security and without proving special damages or irreparable injury, enjoining and restricting the breach, or threatened breach, of any such covenant.
XVI.	PAYMENT OF RESTRICTED STOCK, RESTRICTED STOCK UNITS, RIGHTS, OTHER STOCK-BASED AWARDS, PERFORMANCE AWARDS AND CASH AWARDS
Payment of Restricted Stock, Restricted Stock Units, Rights, Other Stock-Based Awards, Performance Awards and Cash Awards may be made, as the Committee shall specify, in the form of cash, Shares of Common Stock, or combinations thereof; provided, however, that a fractional Share of Common Stock shall be paid in cash equal to the Fair Market Value of the fractional Share of Common Stock at the time of payment.
XVII.	WITHHOLDING
Except as otherwise provided by the Committee:
A.
the Company shall have the power and right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy the minimum federal, state and local taxes required by law to be withheld with respect to any grant, exercise or payment made under or as a result of this Plan; and

B.
in the case of payments of Awards, or upon any other taxable event hereunder, a Participant may elect, subject to the approval in advance by the Committee, to satisfy the withholding requirement, if any, in whole or in part, by having the Company withhold Shares of Common Stock that would otherwise be transferred to the Participant having a Fair Market Value, on the date the tax is to be determined, equal to the marginal tax that could be imposed on the transaction (up to the Participant’s maximum required tax withholding rate or such other lesser rate that will not cause an adverse accounting consequence or cost). All elections shall be made in writing and signed by the Participant.

XVIII.	SAVINGS CLAUSE; CODE SECTION 409A
A.
This Plan is intended to comply in all respects with applicable law and regulations, including, (i) with respect to those Participants who are officers or directors for purposes of Section 16 of the Exchange Act, Rule 16b-3 of the Securities and Exchange Commission~~,~~ (the “Commission”), if applicable, (ii) Section 402 of the Sarbanes-Oxley Act and (iii) Section 409A of the Code (or be exempt therefrom). The Participant shall be solely responsible for the payment of any taxes, interest or penalties incurred under Section 409A and in no event whatsoever shall the Company be liable for any additional tax, interest or penalty that may be imposed on a Participant by Section 409A of the Code or damages for failing to comply with Section 409A of the Code. Each amount to be paid or benefit to be provided under this Plan shall be construed as a separate identified payment for purposes of Section 409A of the Code. In case any one or more provisions of this Plan shall be held invalid, illegal or unenforceable in any respect under applicable law and regulation (including Rule 16b-3 and Section 409A of the Code), the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby and the invalid, illegal or unenforceable provision shall be deemed null and void; provided, however, to the extent permitted by law, any provision that could be deemed null and void shall first be construed, interpreted or revised retroactively to permit this Plan to be construed in compliance with all applicable law (including Rule 16b-3 and Section 409A of the Code) so as to foster the intent of this Plan. Notwithstanding anything herein to the contrary, with respect to Participants who are officers and directors for purposes of Section 16 of the Exchange Act, if applicable, and if required to comply with rules promulgated thereunder, no grant of, or Option to purchase, Shares shall permit unrestricted ownership of Shares by the Participant for at least six (6) months from the date of grant or Option, unless the Board determines that the grant of, or Option to purchase, Shares otherwise satisfies the then current Rule 16b-3 requirements.

B.
Notwithstanding anything else contained in this Plan or any Award Agreement to the contrary, if a Participant is a “specified employee” at the time of the Participant’s “separation from service” (as determined under Section 409A of the Code) then, to the

A-14 Wheels Up Experience Inc. Proxy Statement and Notice of 2023 Annual Meeting of Stockholders

extent necessary to comply with, and avoid imposition on such Participant of any tax penalty imposed under, Section 409A of the Code, any payment required to be made to a Participant hereunder upon or following his or her separation from service that would result in such a tax penalty shall be delayed until the first to occur of (i) the six (6)-month anniversary of the Participant’s separation from service and (ii) the Participant’s death. Should payments be delayed in accordance with the preceding sentence, the accumulated payment that would have been made but for the period of the delay shall be paid in a single lump sum during the ten (10) day period following the lapsing of the delay period. No provision of this Plan or an Award Agreement shall be construed to indemnify any Participant for any taxes incurred by reason of Section 409A (or timing of incurrence thereof), other than an express indemnification provision therefor.
XIX.	ADJUSTMENTS UPON CHANGES IN CAPITALIZATION; CORPORATE TRANSACTIONS
A.
If the outstanding Shares of the Company are changed into or exchanged for a different number or kind of shares or other securities of the Company or of another entity by reason of any reorganization, merger or consolidation, or if a change is made to the Common Stock of the Company by reason of any recapitalization, reclassification, change in par value, stock split, reverse stock split, combination of shares or dividends payable in capital stock, or the like, the Company shall make adjustments to such Awards (including, by way of example and not by way of limitation, the grant of substitute Awards under the Plan or under the plan of such other entity or the suspension of the right to exercise an Award for a specified period of time in connection with a corporate transaction) as it may determine to be appropriate under the circumstances, and, in addition, appropriate adjustments shall be made in the number and kind of shares or securities and in the option price per share or security subject to outstanding Awards under the Plan or under the plan of such successor entity. The foregoing notwithstanding, unless the Committee otherwise determines, no such adjustment shall be made to an Option which shall, within the meaning of Sections 424 and 409A of the Code, as applicable, constitute such a modification, extension or renewal of an option as to cause it to be considered as the grant of a new option.

B.
~~Notwithstanding anything herein to the contrary, the Company may, in its sole discretion, accelerate the timing of the exercise provisions of any Award in the event of (i) the adoption of a plan of merger or consolidation under which a majority of the Shares of the Company would be converted into or exercised for cash or securities of any other corporation or entity or (ii) a sale or exchange of all or any portion of the Company’s assets or equity securities. Alternatively, the Company may, in its sole discretion and without the consent of the Participants, provide for one or more of the following in the event of any merger, consolidation, recapitalization, sale of all or any portion of the Company’s assets or capital stock, including but not limited to a “going-private” transaction: (i) the assumption of the Plan and outstanding Awards by the surviving entity or its parent; (ii) the substitution by the surviving entity or its parent of awards with substantially the same terms for such outstanding Awards; (iii) notice to the holders of vested and exercisable Options and Rights of their ability to exercise vested and exercisable Options and Rights effective contingent upon and immediately prior to such transaction followed by the cancellation of all unexercised Options and Rights (whether or not then vested and exercisable); (iv) settlement of the intrinsic value of the outstanding vested Options and Rights in cash or cash equivalents or equity followed by the cancellation of all Options and Rights (whether or not then vested or exercisable); and (v) cancellation of all unvested or unexercisable Awards; provided, however, that in connection with an assumption or substitution of Awards under subsections (i) or (ii) above, the Awards so assumed or substituted shall continue to vest or become exercisable pursuant to the terms of the original Award, except to the extent such terms are otherwise rendered inoperative. In connection with any such transaction~~Subject to the provisions of Paragraph A of this Article XIX, and except as otherwise determined by the Committee or as set forth in any Award Agreement, in the event of a Participant’s termination of continuous service without Cause or for Good Reason during the 12-month period following a Change in Control, then as of the date of the Participant’s termination of continuous service:

i.	All outstanding Options and Stock Appreciation Rights (regardless of whether in tandem) shall become fully exercisable; and
~~i.~~ii.
All Awards (other than Options and Stock Appreciation Rights) shall become fully vested; provided, however, that any such Award that is performance-based shall become vested at the target level of performance.

~~B.~~C.
In connection with any such Change in Control, each Participant shall, to the extent so provided under the definitive transaction agreement, (i) be subject to any earn-outs, purchase price adjustments, holdbacks, escrows and other contingent payments on the terms set forth in the definitive transaction agreement, (ii) be subject to all indemnification and other obligations of the Company’s equityholders in connection with such transaction, (iii) be bound by the appointment of any equityholder representative who shall represent the Company’s equityholders under the definitive transaction agreement as the representative, agent, proxy and attorney-in-fact for the Participant, with the power and authority to act on the Participant’s behalf with respect to the definitive transaction agreement, and (iv) execute such additional agreements or documentation, if any, as may be required under the definitive transaction agreement to reflect the foregoing or the treatment of the Participant’s Awards, including without limitation, letters of transmittal or cash-out agreements.

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~~C.~~D.
Upon a business combination by the Company or any of its Affiliates with any corporation or other entity through the adoption of a plan of merger or consolidation or a share exchange or through the purchase of all or substantially all of the capital stock or assets of such other corporation or entity, the Board or the Committee may, in its sole discretion, grant Options pursuant hereto to all or any persons who, on the effective date of such transaction, hold outstanding options to purchase securities of such other corporation or entity and who, on and after the effective date of such transaction, will become employees or directors of, or consultants or advisors to, the Company or its Affiliates. The number of Shares subject to such substitute Options shall be determined in accordance with the terms of the transaction by which the business combination is effectuated. Notwithstanding the other provisions of this Plan, the other terms of such substitute Options shall be substantially the same as or economically equivalent to the terms of the options for which such Options are substituted, all as determined by the Board or by the Committee, as the case may be. Upon the grant of substitute Options pursuant hereto, the options to purchase securities of such other corporation or entity for which such Options are substituted shall be canceled immediately.

XX.	DISSOLUTION OR LIQUIDATION OF THE COMPANY
Upon the dissolution or liquidation of the Company other than in connection with a transaction to which Article XIX is applicable, all Awards granted hereunder shall terminate and become null and void; provided, however, that if the rights of a Participant under the applicable Award have not otherwise terminated and expired, the Participant may, if the Committee, in its sole discretion, so permits, have the right immediately prior to such dissolution or liquidation to exercise any Award granted hereunder to the extent that the right thereunder has become exercisable as of the date immediately prior to such dissolution or liquidation.
XXI.	TERMINATION OF THE PLAN
The Plan shall terminate ten (10) years from the ~~earlier of the date of its adoption by the Board or the date of its approval by the stockholders.~~Restatement Effective Date. The Plan may be terminated at an earlier date by vote of the stockholders or the Board; provided, however, that any such earlier termination shall not affect any Award Agreements executed prior to the effective date of such termination. Notwithstanding anything in this Plan to the contrary, any Options granted prior to the effective date of the Plan’s termination may be exercised until the earlier of (i) the date set forth in the Award Agreement, ~~or~~and (ii) in the case of an Incentive Option, ten (10) years from the date the Option is granted; and the provisions of the Plan with respect to the full and final authority of the Committee under the Plan shall continue to control.
XXII.	AMENDMENT OF THE PLAN AND AWARDS
The Plan may be amended by the Board and such amendment shall become effective upon adoption by the Board; provided, however, that any amendment shall be subject to the approval of the stockholders of the Company at or before the next annual meeting of the stockholders of the Company if such stockholder approval is required by the Code, any federal or state law or regulation, the rules of any stock exchange or automated quotation system on which the Shares may be listed or quoted, or if the Board, in its discretion, determines to submit such changes to the Plan to its stockholders for approval.
The Board may amend the terms of any Award theretofore granted, prospectively or retroactively, but no such amendment shall (a) materially impair the rights of any Participant without his or her consent or (b) except for adjustments made pursuant to Article XIX, reduce the exercise price of outstanding Options or Rights or cancel or amend outstanding Options or Rights for the purpose of repricing, replacing or regranting such Options or Rights with an exercise price that is less than the exercise price of the original Options or Rights or cancel or amend outstanding Options or Rights with an exercise price that is greater than the Fair Market Value of a Share for the purpose of exchanging such Options or Rights for cash or any other Awards without stockholder approval~~.~~; provided, that no such amendment may be done without stockholder approval to the extent such approval is required by the Code, any federal or state law or regulations, the rules of any stock exchange or automated quotation system on which the Shares may be listed or quoted, or if the Board, in its discretion, desires to submit such amendment to its stockholders for approval. Notwithstanding anything herein to the contrary, the Board may amend the terms of any Award theretofore granted if the Board, in its discretion, determines that such amendment is necessary to comply with the requirements of Section 409A of the Code, the rules of any stock exchange or automated quotation systems on which the Shares may be listed or traded or changes in tax or other applicable laws or regulatory requirements.
XXIII.	EMPLOYMENT RELATIONSHIP
Nothing herein contained shall be deemed to prevent the Company or an Affiliate from terminating the employment of a Participant, nor to prevent a Participant from terminating the Participant’s employment with the Company or an Affiliate, unless otherwise limited by an agreement between the Company (or an Affiliate) and the Participant.
A-16 Wheels Up Experience Inc. Proxy Statement and Notice of 2023 Annual Meeting of Stockholders

XXIV.	INDEMNIFICATION OF COMMITTEE
In addition to such other rights of indemnification as they may have as directors or as members of the Committee, the members of the Committee shall, to the extent permitted by the laws of the State of Delaware, be indemnified by the Company against all reasonable expenses, including attorneys’ fees, actually and reasonably incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken by them as directors or members of the Committee and against all amounts paid by them in settlement thereof (provided such settlement is approved by the Board) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that the director or Committee member is liable for gross negligence or willful misconduct in the performance of his or her duties. To receive such indemnification, a director or Committee member must first offer in writing to the Company the opportunity, at its own expense, to defend any such action, suit or proceeding.
XXV.	UNFUNDED PLAN
Insofar as it provides for payments in cash in accordance with Article XVI, or otherwise, the Plan shall be unfunded. Although bookkeeping accounts may be established with respect to Participants who are entitled to cash, Common Stock or rights thereto under the Plan, any such accounts shall be used merely as a bookkeeping convenience. The Company shall not be required to segregate any assets that may at any time be represented by cash, Common Stock or rights thereto, nor shall the Plan be construed as providing for such segregation, nor shall the Company, the Board or the Committee be deemed to be a trustee of any cash, Common Stock or rights thereto to be granted under the Plan. Any liability of the Company to any Participant with respect to a grant of cash, Common Stock or rights thereto under the Plan shall be based solely upon any contractual obligations that may be created by the Plan and any Award Agreement; no such obligation of the Company shall be deemed to be secured by any pledge or other encumbrance on any property of the Company. Neither the Company nor the Board nor the Committee shall be required to give any security or bond for the performance of any obligation that may be created by the Plan.
XXVI.	MITIGATION OF EXCISE TAX
Unless otherwise provided for in the Award Agreement or in any other agreement between the Company (or an Affiliate) and the Participant, if any payment or right accruing to a Participant under this Plan (without the application of this Article XXVI), either alone or together with other payments or rights accruing to the Participant from the Company or an Affiliate, would constitute a “parachute payment” (as defined in Section 280G of the Code and regulations thereunder), such payment or right shall be reduced to the largest amount or greatest right that will result in no portion of the amount payable or right accruing under the Plan being subject to an excise tax under Section 4999 of the Code or being disallowed as a deduction under Section 280G of the Code. The determination of whether any reduction in the rights or payments under this Plan is necessary shall be made by the Company. The Participant shall cooperate in good faith with the Company in making such determination and providing any necessary information for this purpose.
XXVII.	EFFECTIVE DATE
~~This~~The Plan was effective as of the Effective Date. The amendment and restatement of the Plan shall become effective upon adoption by the Board, provided that the ~~adoption~~amendment and restatement of the Plan shall be subject to the approval of the stockholders of the Company if such stockholder approval is required by the Code, any federal or state law or regulations, the rules of any stock exchange or automated quotation system on which the Shares may be listed or quoted, or if the Board, in its discretion, desires to submit the Plan to its stockholders for approval.
XXVIII.	RECOVERY
~~If the Company is or becomes subject to regulations or listing standards adopted pursuant to Section 10D of the Exchange Act, then each Award granted pursuant to the Plan, each Share acquired pursuant to the Plan, and all proceeds in respect of any such Awards or Shares shall be subject to any “clawback” or similar policy of the Company adopted pursuant to such regulations or listing standards that may be in effect from time to time, whether before or after the grant, exercise or settlement of such Awards or Shares.~~
Notwithstanding anything to the contrary in the Plan or the Company’s internal clawback policy, as it may be amended from time to time (the “Clawback Policy”), and subject to further amendment of this Article XXVIII to the extent required to be in compliance with any applicable law or regulations, if the Committee determines that a vice president or more senior officer, including any named executive officer, Participant has engaged in fraud or misconduct that caused, in whole or in part, the need for a required restatement of the Company’s financial statements filed with the Commission, the Committee will review all incentive compensation awarded to or earned
Wheels Up Experience Inc. Proxy Statement and Notice of 2023 Annual Meeting of Stockholders A-17

by the Participant, including, without limitation, any Award under the Plan, with respect to fiscal periods materially affected by the restatement and may recover from the Participant all such incentive compensation to the extent that the Committee deems appropriate after taking into account the relevant facts and circumstances. Any recoupment hereunder may be in addition to any other remedies that may be available to the Company under applicable law, including, disciplinary action up to and including termination of employment. For the avoidance of doubt, any award granted under the Plan shall be subject to the Clawback Policy to the full extent such Clawback Policy applies.
XXIX.	FOREIGN JURISDICTIONS
To the extent the Committee determines that the restrictions imposed by the Plan preclude the achievement of the material purposes of the Plan in jurisdictions outside the United States of America, the Committee in its discretion may modify those restrictions as it determines to be necessary or appropriate to conform to applicable requirements or practices of jurisdictions outside of the United States of America.
XXX.	DEFERRAL OF AWARDS
~~At~~Subject to compliance with Section 409A of the Code, at the time of the grant of an Award, the ~~Company~~Committee may, in its sole discretion, permit a Participant to elect to:
(a)
have cash that otherwise would be paid to such Participant as a result of the exercise of an Award credited to a deferred compensation account established for such Participant by the Committee as an entry on the Company’s books;

(b)	have Shares that otherwise would be delivered to such Participant as a result of the exercise of an Award converted into an equal number of Rights; or
(c)
have Shares that otherwise would be delivered to such Participant as a result of the exercise of an Award converted into amounts credited to a deferred compensation account established for such Participant by the Committee as an entry on the Company’s books. Such amounts shall be determined by reference to the Fair Market Value of the Shares as of the date on which they otherwise would have been delivered to such Participant.

A deferred compensation account established under this Article XXX may be credited with interest or other forms of investment return, as determined by the Committee and shall be subject to compliance with Section 409A of the Code. A Participant for whom such an account is established shall have no rights other than those of a general creditor of the Company. Such an account shall represent an unfunded and unsecured obligation of the Company and shall be subject to the terms and conditions of the applicable agreement between such Participant and the Company. If the deferral or conversion of Awards is permitted or required, the Committee may establish rules, procedures and forms pertaining to such Awards, including (without limitation) the settlement of deferred compensation accounts established under this Article XXX.
XXXI.	GOVERNING LAW
This Plan shall be governed by the laws of the State of Delaware and construed in accordance therewith.
XXXII.	STATUTE OF LIMITATIONS
If a Participant believes that the Committee has not followed his or her directions, or the Participant believes that he or she has a claim against the Plan, the Company or the Committee under the terms of the Plan and/or any applicable Award Agreement, the Participant must file a written claim with the Committee within one (1) year after the direction was allegedly made. The Committee will furnish each Participant with a statement of his or her vested Options/shares of Stock at least annually. The Participant should review this statement for accuracy.
Adopted by the Board this 1st day of ~~January, 2021~~April 2023.
A-18 Wheels Up Experience Inc. Proxy Statement and Notice of 2023 Annual Meeting of Stockholders

APPENDIX B

PROPOSED TEXT OF
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
WHEELS UP EXPERIENCE INC.

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF WHEELS UP EXPERIENCE INC.
    , 2023
Wheels Up Experience Inc. organized and existing under the laws of the State of Delaware (the “Corporation”), hereby certifies as follows:
1.
The Corporation was originally incorporated under the name Wheels Up Experience Inc. The date of filing of the Corporation’s original Certificate of Incorporation with the State was July 13, 2021 (the “Original Certificate of Incorporation”).

2.
Pursuant to Sections 242 and 245 of the General Corporation Law of the State of Delaware (the “DGCL”), this Amended and Restated Certificate of Incorporation of the Corporation restates, integrates and further amends the provisions of the Original Certificate of Incorporation.

3.	The text of the Amended and Restated Certificate of Incorporation as heretofore amended or supplemented is hereby restated to read as herein set forth in full:
  IN WITNESS WHEREOF, the Corporation has caused this Amended and Restated Certificate of Incorporation to be duly executed and acknowledged in its name and on its behalf by the undersigned as of the date first set forth above.
WHEELS UP EXPERIENCE INC.
~~July 13, 2021~~
By:
Name: Kenneth Dichter
Title: Chief Executive Officer
Wheels Up Experience Inc. Proxy Statement and Notice of 2023 Annual Meeting of Stockholders B-1

AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
WHEELS UP EXPERIENCE INC.
ARTICLE I
NAME
The name of the ~~c~~Corporation is Wheels Up Experience Inc. ~~(the “Corporation”).~~
ARTICLE II
PURPOSE
The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the ~~General Corporation Law of the State of Delaware, as amended from time to time (the “DGCL”).~~ DGCL. In addition to the powers and privileges conferred upon the Corporation by law and those incidental thereto, the Corporation shall possess and may exercise all the powers and privileges that are necessary or convenient to the conduct, promotion or attainment of the business or purposes of the Corporation.
ARTICLE III
REGISTERED AGENT~~; SOLE INCORPORATOR~~
The address of the Corporation’s registered office in the State of Delaware is 251 Little Falls Drive, in the City of Wilmington, County of New Castle, State of Delaware, 19808, and the name of the Corporation’s registered agent at such address is Corporation Service Company.
~~The name and mailing address of the Sole Incorporator is as follows:~~
~~Name:~~	~~Address:~~
~~Ravi Thakran~~	~~1 Kim Seng Promenade  #18-07/12 Great World City  Singapore 237994~~
ARTICLE IV
CAPITALIZATION
Section 4.1 Authorized Capital Stock. The total number of shares of all classes of capital stock, each with a par value of $0.0001 per share, which the Corporation is authorized to issue, is 2,525,000,000 shares, consisting of (a) 2,500,000,000 shares of Class A common stock (“Class A Common Stock”), and (b) 25,000,000 shares of preferred stock (“Preferred Stock”). The number of authorized shares of Class A Common Stock or Preferred Stock may be increased or decreased (but not below the number of shares of such class or series thereof then outstanding) by the affirmative vote of the holders of capital stock representing a majority of the voting power of all the then-outstanding shares of capital stock of the Corporation entitled to vote thereon, irrespective of the provisions of Section 242(b)(2) of the DGCL, and no vote of the holders of Class A Common Stock or Preferred Stock voting separately as a class shall be required therefor, unless a vote of any such holder is required pursuant to this Amended and Restated Certificate of Incorporation (this “Certificate of Incorporation”) or any Preferred Stock Designation (as defined below) designating a series of Preferred Stock.
Section 4.2 Preferred Stock. The Board of Directors of the Corporation (the “Board”) is hereby expressly authorized to provide out of the unissued shares of the Preferred Stock for one or more series of Preferred Stock and to establish from time to time the number of shares to be included in each such series and to fix the voting rights, if any, designations, powers, preferences and relative, participating, optional, special and other rights, if any, of each such series and any qualifications, limitations and restrictions thereof, as shall be stated in the resolution or resolutions adopted by the Board providing for the issuance of such series and included in a certificate of designation (a “Preferred Stock Designation”) filed pursuant to the DGCL, and the Board is hereby expressly vested with the authority to the full extent provided by law, now or hereafter, to adopt any such resolution or resolutions. Without limiting the generality of the foregoing, the resolutions providing for issuance of any series of Preferred Stock may provide that such series shall be superior or rank equally or be junior to any other series of Preferred Stock to the extent permitted by law.
B-2 Wheels Up Experience Inc. Proxy Statement and Notice of 2023 Annual Meeting of Stockholders

Section 4.3 Class A Common Stock.
(a)	Voting.
(i)
Except as otherwise required by applicable law or this Certificate of Incorporation (including any Preferred Stock Designation), the holders of the Class A Common Stock shall exclusively possess all voting power with respect to the Corporation.

(ii)
Except as otherwise required by applicable law or this Certificate of Incorporation (including any Preferred Stock Designation), the holders of shares of Class A Common Stock shall be entitled to one vote for each such share on each matter properly submitted to the stockholders of the Corporation on which the holders of the Class A Common Stock are entitled to vote.

(iii)
Except as otherwise provided in this Certificate of Incorporation or required by applicable law, the holders of Class A Common Stock having the right to vote in respect of such Class A Common Stock shall vote together as a single class (or, if the holders of one or more series of Preferred Stock are entitled to vote together with the holders of Class A Common Stock having the right to vote in respect of such Class A Common Stock, as a single class with the holders of such other series of Preferred Stock) on all matters submitted to a vote of the stockholders having voting rights generally.

(iv)
Except as otherwise required by applicable law or this Certificate of Incorporation (including any Preferred Stock Designation), at any annual or special meeting of the stockholders of the Corporation, holders of the Class A Common Stock, voting together as a single class, shall have the exclusive right to vote for the election of directors and on all other matters properly submitted to a vote of the stockholders. Notwithstanding the foregoing, except as otherwise required by law or this Certificate of Incorporation (including any Preferred Stock Designation), holders of shares of Class A Common Stock shall not be entitled to vote on any amendment to this Certificate of Incorporation (including any amendment to any Preferred Stock Designation) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series of Preferred Stock are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to this Certificate of Incorporation (including any Preferred Stock Designation) or the DGCL.

(b)
Dividends. Subject to applicable law and the rights, if any, of the holders of any outstanding series of the Preferred Stock, the holders of shares of Class A Common Stock shall be entitled to receive such dividends and other distributions (payable in cash, property or capital stock of the Corporation) when, as and if declared thereon by the Board in its discretion from time to time out of any assets or funds of the Corporation legally available therefor and shall share equally on a per share basis in such dividends and distributions.

(c)
Liquidation, Dissolution or Winding Up of the Corporation. Subject to applicable law and the rights, if any, of the holders of any outstanding series of the Preferred Stock, in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, after payment or provision for payment of the debts and other liabilities of the Corporation, the holders of all outstanding shares of Class A Common Stock shall be entitled to receive all the remaining assets of the Corporation available for distribution to its stockholders, ratably in proportion to the number of shares of Class A Common Stock held by them.

(d)
Reservation of Stock. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Class A Common Stock an amount equal to the number of then-outstanding PI Units, RI Units and EO Units (or any Common Units into which such PI Units, RI Units or EO Units have been converted) subject to Exchange (each of the “PI Units”, “RI Units”, “EO Units”, “Common Units” and “Exchange” as defined in the Seventh Amended and Restated Limited Liability Company Agreement of Wheels Up Partners Holdings LLC, dated as of July 13, 2021, as amended from time to time).

Section 4.4 Rights and Options. The Corporation has the authority to create and issue rights, warrants and options entitling the holders thereof to acquire from the Corporation any shares of its capital stock of any class or classes, with such rights, warrants and options to be evidenced by or in instrument(s) approved by the Board. The Board is empowered to set the exercise price, duration, times for exercise and other terms and conditions of such rights, warrants or options; provided, however, that the consideration to be received for any shares of capital stock issuable upon exercise thereof may not be less than the par value thereof.
Wheels Up Experience Inc. Proxy Statement and Notice of 2023 Annual Meeting of Stockholders B-3

ARTICLE V
BOARD OF DIRECTORS
Section 5.1 Board Powers. The business and affairs of the Corporation shall be managed by, or under the direction of, the Board. In addition to the powers and authority expressly conferred upon the Board by statute, this Certificate of Incorporation, as it may be further amended from time to time, or the By-Laws of the Corporation (as amended from time to time in accordance with the provisions hereof and thereof, the “By-Laws”), the Board is hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, subject, nevertheless, to the provisions of the DGCL and this Certificate of Incorporation.
Section 5.2 Number, Election and Term.
(a)
The number of directors of the Corporation, other than those who may be elected by the holders of one or more series of the Preferred Stock voting separately by class or series, shall be fixed from time to time exclusively by the Board pursuant to a resolution adopted by a majority of the Board.

(b)
Subject to Section 5.5 hereof, the Board shall be divided into three classes, as nearly equal in number as possible and designated Class I, Class II and Class III. The Board is authorized to assign members of the Board already in office to Class I, Class II or Class III. The term of the initial Class I Directors shall expire at the first annual meeting of the stockholders of the Corporation following the effectiveness of ~~this~~the Original Certificate of Incorporation, the term of the initial Class II Directors shall expire at the second annual meeting of the stockholders of the Corporation following the effectiveness of ~~this~~the Original Certificate of Incorporation and the term of the initial Class III Directors shall expire at the third annual meeting of the stockholders of the Corporation following the effectiveness of~~this~~ the Original Certificate of Incorporation. At each succeeding annual meeting of the stockholders of the Corporation, beginning with the first annual meeting of the stockholders of the Corporation following the effectiveness of ~~this~~the Original Certificate of Incorporation, each of the successors elected to replace the class of directors whose term expires at that annual meeting shall be elected for a three-year term or until the election and qualification of their respective successors in office, subject to their earlier death, resignation or removal. Subject to Section 5.5 hereof, if the number of directors that constitute the Board is changed, any increase or decrease shall be apportioned by the Board among the classes so as to maintain the number of directors in each class as nearly equal as possible, but in no case shall a decrease in the number of directors constituting the Board remove, or shorten the term of, any incumbent director. The Board is hereby expressly authorized, by resolution or resolutions thereof, to assign members of the Board already in office to the aforesaid classes at the time this Certificate of Incorporation (and therefore such classification) becomes effective in accordance with the DGCL.

(c)
Subject to the rights of the holders of one or more series of Preferred Stock, voting separately by class or series, to elect directors pursuant to the terms of one or more series of Preferred Stock~~, the election of directors shall be determined by~~ or as otherwise set forth in Section 5.3 hereof, the election of directors shall be determined by a majority of the votes cast by the stockholders present in person or represented by proxy at the meeting and entitled to vote thereon; provided, however, that if the number of director nominees exceeds the number of directors to be elected at such meeting (“Contested Election”), the directors shall be elected by the vote of a plurality of the votes cast by the stockholders present in person or represented by proxy at the meeting and entitled to vote thereon. ~~The Board is hereby expressly authorized, by resolution or resolutions thereof, to assign members of the Board already in office to the aforesaid classes at the time this Certificate of Incorporation (and therefore such classification) becomes effective in accordance with the DGCL~~ For purposes of this Section 5.2(c), a “majority of the votes cast” means that the number of shares voted “for” a director nominee must exceed 50% of the votes cast with respect to that director (for the avoidance of doubt excluding abstentions and broker non-votes); and, except in a Contested Election any indication in a proxy card or voting instructions to withhold authority for the election of one or more director nominees shall constitute a vote cast, which shall have the effect of a vote against the director nominee(s). In an election in which the number of director nominees does not exceed the number of directors to be elected, if a director nominee who is an incumbent director is not elected, such director shall offer to tender his or her resignation to the Board. The Nominating and ESG Committee of the Board (the “NESG Committee”) or any successor committee of the Board primarily responsible for corporate governance matters shall make a recommendation, in its sole discretion, to the Board on whether to accept or reject such resignation, or whether other action should be taken. The Board, in its sole discretion, shall determine whether to accept or reject such director’s resignation; provided, however, that the Board shall not be required to accept such resignation for any reason and/or may reject such resignation in order to maintain compliance with applicable law or the requirements of any national securities exchange on which the Company’s securities are then listed. Upon reaching a determination, the Board shall publicly disclose its decision and the rationale behind it within 90 days from the date of the certification of the election results for the related meeting of stockholders. Any director who tenders his or her resignation shall not be entitled to participate in the recommendation of the NESG Committee or the decision of the Board with respect to the acceptance or rejection of such director’s resignation.

B-4 Wheels Up Experience Inc. Proxy Statement and Notice of 2023 Annual Meeting of Stockholders

(~~c~~d)
Subject to Section 5.5 hereof, a director shall hold office until the annual meeting for the year in which his or her term expires and until his or her successor has been elected and qualified, subject, however, to such director’s earlier death, resignation, retirement, disqualification or removal. There shall not be a limit on the number of terms a director may serve on the Board. Any director may resign at any time upon notice to the Corporation given in writing or by any electronic transmission permitted by the By-Laws.

(~~d~~e)
Unless and except to the extent that the By-Laws shall so require, the election of directors need not be by written ballot. The holders of shares of Class A Common Stock shall not have cumulative voting rights with regard to the election of directors.

Section 5.3 Newly Created Directorships and Vacancies. Subject to Section 5.5 hereof, newly created directorships resulting from an increase in the number of directors and any vacancies on the Board resulting from death, resignation, retirement, disqualification, removal or any other cause may be filled solely and exclusively by a majority vote of the remaining directors then in office, even if less than a quorum, or by a sole remaining director (and not by stockholders), and any director so chosen shall hold office for the remainder of the full term of the class of directors to which the new directorship was added or in which the vacancy occurred and until his or her successor has been elected and qualified, subject, however, to such director’s earlier death, resignation, retirement, disqualification or removal.
Section 5.4 Removal. Subject to Section 5.5 hereof and except as otherwise required by law, any or all of the directors may be removed from office at any time, but only for cause and only by the affirmative vote of holders of at least two-thirds of the voting power of all then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class.
Section 5.5 Preferred Stock - Directors. Notwithstanding any other provision of this Article V, and except as otherwise required by law, whenever the holders of one or more series of the Preferred Stock shall have the right, voting separately by class or series, to elect one or more directors, the term of office, the filling of vacancies, the removal from office and other features of such directorships shall be governed by the terms of such series of the Preferred Stock as set forth in this Certificate of Incorporation (including any Preferred Stock Designation) and such directors shall not be included in any of the classes created pursuant to this Article V unless expressly provided by such terms.
ARTICLE VI
BY-LAWS
In furtherance and not in limitation of the powers conferred upon it by law, the Board shall have the power and is expressly authorized to adopt, amend, alter or repeal the By-Laws. The affirmative vote of a majority of the Board shall be required to adopt, amend, alter or repeal the By-Laws without the assent or vote of the stockholders in any manner not inconsistent with the laws of the State of Delaware or this Certificate of Incorporation. The By-Laws also may be adopted, amended, altered or repealed by the stockholders; provided, however, that in addition to any vote of the holders of any class or series of capital stock of the Corporation required by law or by this Certificate of Incorporation (including any Preferred Stock Designation), the affirmative vote of the holders of at least two-thirds of the voting power of all then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required for the stockholders to adopt, amend, alter or repeal the By-Laws; and provided further, however, that no By-Laws hereafter adopted by the stockholders shall invalidate any prior act of the Board that would have been valid if such By-Laws had not been adopted.
ARTICLE VII
SPECIAL MEETINGS OF STOCKHOLDERS; ACTION BY WRITTEN CONSENT
Section 7.1 Special Meetings. Subject to the rights, if any, of the holders of any outstanding series of the Preferred Stock, and to the requirements of applicable law, special meetings of stockholders of the Corporation may be called only by the Chairperson of the Board, the Chief Executive Officer of the Corporation~~,~~ or the Board pursuant to a resolution adopted by a majority of the Board, in each case, in accordance with the By-Laws, and may not be called by any other person or persons. The ability of the stockholders of the Corporation to call a special meeting is hereby specifically denied.
Section 7.2 Advance Notice. Advance notice of stockholder nominations for the election of directors and of business to be brought by stockholders before any meeting of the stockholders of the Corporation shall be given in the manner provided in the By-Laws. Any business transacted at any special meeting of stockholders shall be limited to matters relating to the purpose or purposes identified in the notice of meeting (or any supplement thereto).
Section 7.3 Action by Written Consent. Except as may be otherwise provided for or fixed pursuant to this Certificate of Incorporation (including any Preferred Stock Designation) relating to the rights of the holders of any outstanding series of Preferred Stock, any action required or permitted to be taken by the stockholders of the Corporation must be effected by a duly called annual or special meeting of
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such stockholders and may not be effected by written consent of the stockholders. Notwithstanding the foregoing, any action required or expressly permitted by any Preferred Stock Designation to be taken by the holders of such series of Preferred Stock, voting separately as a series or separately as a class with one or more other such series, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding shares of the relevant class or series having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the Corporation by delivery to its registered office in Delaware, its principal place of business, or to an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded.
ARTICLE VIII
LIMITED LIABILITY; INDEMNIFICATION
Section 8.1 Limitation of Director and Officer Liability. ~~A~~Any director or officer of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director or officer, except to the extent such exemption from liability or limitation thereof is not permitted under the DGCL as the same exists or may hereafter be amended. Any amendment, modification or repeal of the foregoing sentence shall not adversely affect any right or protection of a director or officer of the Corporation hereunder in respect of any act or omission occurring prior to the time of such amendment, modification or repeal. For purposes of this Section 8.1, “officer” shall have the meaning ascribed to it in Section 102(b)(7) of the DCGL.
Section 8.2 Indemnification and Advancement of Expenses. To the fullest extent permitted by applicable law, the Corporation is authorized to provide indemnification of (and advancement of expenses to) directors, officers, employees and agents of this Corporation (and any other persons to which applicable law permits the Corporation to provide indemnification) through the By-Laws, agreements with such persons, vote of stockholders or disinterested directors or otherwise, in excess of the indemnification and advancement otherwise permitted by applicable law. If applicable law is amended after approval by the stockholders of this Article VIII to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director to the Corporation shall be eliminated or limited to the fullest extent permitted by applicable law as so amended. Any amendment, alteration or repeal of this Article VIII that adversely affects any right of an indemnitee or its successors shall be prospective only and shall not limit, eliminate, or impair any such right with respect to any proceeding involving any occurrence or alleged occurrence of any action or omission to act that took place prior to such amendment or repeal.
ARTICLE IX
CORPORATE OPPORTUNITY
Section 9.1 To the extent allowed by law, the doctrine of corporate opportunity, or any other analogous doctrine, shall not apply with respect to the Corporation or any of its officers or directors, or any of their respective affiliates, in circumstances where the application of any such doctrine would conflict with any fiduciary duties or contractual obligations they may have as of the date of this Certificate of Incorporation or in the future, and the Corporation renounces any expectancy that any of the directors or officers of the Corporation will offer any such corporate opportunity of which he or she may become aware to the Corporation, except, the doctrine of corporate opportunity shall apply with respect to any of the directors or officers of the Corporation with respect to a corporate opportunity that was offered to such person solely in his or her capacity as a director or officer of the Corporation and (i) such opportunity is one the Corporation is legally and contractually permitted to undertake and would otherwise be reasonable for the Corporation to pursue and (ii) the director or officer is permitted to refer that opportunity to the Corporation without violating any legal obligation.
Section 9.2 Neither the alteration, amendment, addition to or repeal of this Article IX, nor the adoption of any provision of this Certificate of Incorporation (including any Preferred Stock Designation) inconsistent with this Article IX, shall eliminate or reduce the effect of this Article IX in respect of any business opportunity first identified or any other matter occurring, or any cause of action, suit or claim that, but for this Article IX, would accrue or arise, prior to such alteration, amendment, addition, repeal or adoption. This Article IX shall not limit any protections or defenses available to, or indemnification or advancement rights of, any director or officer of the Corporation under this Certificate of Incorporation, the By-Laws or applicable law.
ARTICLE X
RESTRICTIONS ON OWNERSHIP
Section 10.1 Citizenship. At no time shall more than 25% of the voting interest of the Corporation be owned or controlled by persons who are not “citizens of the United States” (as such term is defined in Title 49, United States Code, Section 40102 and administrative interpretations thereof issued by the Department of Transportation or its predecessor or successors, or as the same may be from time to time amended) (“Non-Citizens”). In the event that Non-Citizens shall own (beneficially or of record) or have voting control over any shares of capital stock of the Corporation, the voting rights of such persons shall be subject to automatic suspension to the extent required to ensure that the Corporation remains a “citizen of the United States,” as defined immediately above. The By-Laws shall
B-6 Wheels Up Experience Inc. Proxy Statement and Notice of 2023 Annual Meeting of Stockholders

contain provisions to implement this Article X, including, without limitation, provisions restricting or prohibiting transfer of shares of voting stock to Non-Citizens and provisions restricting or removing voting rights as to shares of voting stock owned or controlled by Non-Citizens. Any determination as to ownership, control or citizenship made by the Board of Directors shall be conclusive and binding as between the Corporation and any stockholder for purposes of this Article X.
Section 10.2 Legend. Each certificate, notice or other representative document for capital stock of the Corporation with voting rights (including each such certificate, notice or representative document for capital stock issued upon any permitted transfer of capital stock) shall contain a legend in substantially the following form:
“THE SECURITIES OF WHEELS UP EXPERIENCE INC. REPRESENTED BY THIS CERTIFICATE, NOTICE OR DOCUMENT ARE SUBJECT TO VOTING RESTRICTIONS WITH RESPECT TO CERTAIN SECURITIES HELD BY PERSONS OR ENTITIES THAT FAIL TO QUALIFY AS “CITIZENS OF THE UNITED STATES” AS THE TERM IS DEFINED USED IN SECTION 40102(A)(15) OF TITLE 49 OF THE UNITED STATES CODE, AS AMENDED, IN ANY SIMILAR LEGISLATION OF THE UNITED STATES ENACTED IN SUBSTITUTION OR REPLACEMENT THEREFOR, AND AS INTERPRETED BY THE DEPARTMENT OF TRANSPORTATION, ITS PREDECESSORS AND SUCCESSORS, FROM TIME TO TIME. SUCH VOTING RESTRICTIONS ARE CONTAINED IN THE CERTIFICATE OF INCORPORATION AND THE BY-LAWS OF WHEELS UP EXPERIENCE INC., AS THE SAME MAY BE AMENDED OR RESTATED FROM TIME TO TIME. A COMPLETE AND CORRECT COPY OF THE CERTIFICATE OF INCORPORATION AND THE BY-LAWS SHALL BE FURNISHED FREE OF CHARGE TO THE HOLDER OF THE SECURITIES REPRESENTED HEREBY UPON WRITTEN REQUEST TO THE SECRETARY OF THE CORPORATION.”
ARTICLE XI
AMENDMENTS
The Corporation reserves the right at any time and from time to time to amend, alter, change or repeal any provision contained in this Certificate of Incorporation (including any Preferred Stock Designation), and other provisions authorized by the laws of the State of Delaware at the time in force that may be added or inserted, in the manner now or hereafter prescribed by this Certificate of Incorporation and the DGCL; and, except as set forth in Article VIII, all rights, preferences and privileges of whatever nature herein conferred upon stockholders, directors or any other persons by and pursuant to this Certificate of Incorporation in its present form or as hereafter amended are granted subject to the right reserved in this Article XI. Notwithstanding any other provisions of this Certificate of Incorporation or any provision of law which might otherwise permit a lesser vote or no vote, but in addition to any affirmative vote of the holders of any particular class or series of the Corporation required by law or by this Certificate of Incorporation or any Preferred Stock Designation filed with respect to a series of Preferred Stock, the affirmative vote of the stockholders holding at least two-thirds of the voting power of all outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to alter, amend or repeal Article IV, Article V, Article VI, Article VII, Article VIII, Article XI or Article XII.
ARTICLE XII
EXCLUSIVE FORUM FOR CERTAIN LAWSUITS
Section 12.1 Forum (General). Unless the Corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware, to the fullest extent permitted by law, shall be the sole and exclusive forum for any stockholder (including a beneficial owner) to bring (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Corporation to the Corporation or the Corporation’s stockholders, (iii) any action asserting a claim against the Corporation, its directors, officers or employees arising pursuant to any provision of the DGCL or this Certificate of Incorporation or the By-Laws, (iv) any action asserting a claim against the Corporation, its directors, officers or employees governed by the internal affairs doctrine, or (v) any action asserting an “internal corporate claim” as such term is defined in Section 115 of the DGCL. For the avoidance of doubt, this Section 12.1 shall not apply to any action or proceeding asserting a claim under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.
Section 12.2 Forum (Securities Act). Unless the Corporation consents in writing to the selection of an alternative forum, the Federal District Courts of the United States of America shall be the sole and exclusive forum for the resolution of any complaint asserting a cause of action under the Securities Act of 1933 as amended, against the Corporation, or its directors, officers or employees or with respect to the offer or sale of securities of the Corporation.
Section 12.3 Consent to Jurisdiction. If any action the subject matter of which is within the scope of Section 12.1 above is filed in a court other than a court located within the State of Delaware (a “Foreign Action”) in the name of any stockholder, such stockholder
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shall be deemed to have consented to (i) the personal jurisdiction of the state and federal courts located within the State of Delaware in connection with any action brought in any such court to enforce Section 12.1 above (an “FSC Enforcement Action”) and (ii) having service of process made upon such stockholder in any such FSC Enforcement Action by service upon such stockholder’s counsel in the Foreign Action as agent for such stockholder.
ARTICLE XIII
SEVERABILITY
If any provision or provisions of this Article XIII shall be held to be invalid, illegal or unenforceable as applied to any person or entity or circumstance for any reason whatsoever, then, to the fullest extent permitted by law, the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of this Article XIII (including, without limitation, each portion of any sentence of this Article XIII containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) and the application of such provision to other persons or entities and circumstances shall not in any way be affected or impaired thereby. Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Article XIII.
* * * * *
~~IN WITNESS WHEREOF, the Corporation has caused this Certificate of Incorporation to be duly executed and acknowledged in its name and on its behalf by the incorporator as of the date first set forth above.~~
~~WHEELS UP EXPERIENCE INC.~~

~~By:~~	~~/s/ Ravi Thakran~~
~~Name: Ravi Thakran~~
~~Title: Chief Executive Officer~~
B-8 Wheels Up Experience Inc. Proxy Statement and Notice of 2023 Annual Meeting of Stockholders

APPENDIX C

PROPOSED TEXT OF
CERTIFICATE OF AMENDMENT TO
CERTIFICATE OF INCORPORATION OF
WHEELS UP EXPERIENCE INC.
(REVERSE STOCK SPLIT AND AUTHORIZED SHARE REDUCTION)
FORM OF CERTIFICATE OF AMENDMENT
TO
[AMENDED AND RESTATED]1
CERTIFICATE OF INCORPORATION
OF
WHEELS UP EXPERIENCE INC.

PURSUANT TO SECTION 242 OF THE
GENERAL CORPORATION LAW OF THE STATE OF DELAWARE

[•]
Wheels Up Experience Inc., a corporation organized under the laws of the State of Delaware (the “Corporation”), does hereby certify as follows:
1.	The name of the Corporation is “Wheels Up Experience Inc.”
2.	The Corporation’s [Amended and Restated] Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on [•].
3.	This Certificate of Amendment to the [Amended and Restated] Certificate of Incorporation amends the [Amended and Restated] Certificate of Incorporation of the Corporation.
4.
The amendment set forth in this Certificate of Amendment to [Amended and Restated] Certificate of Incorporation was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

5.	The text of Section 4.1 of the [Amended and Restated] Certificate of Incorporation is amended in its entirety and shall be replaced with the following:
Section 4.1 Authorized Capital Stock.
(a)
The total number of shares of all classes of capital stock, each with a par value of $0.0001 per share, which the Corporation is authorized to issue, is [•][2] shares, consisting of (i) [•][3] shares of Class A common stock (“Class A Common Stock”), and (ii) 25,000,000 shares of preferred stock (“Preferred Stock”). The number of authorized shares of Class A Common Stock or Preferred Stock may be increased or decreased (but not below the number of shares of such class or series thereof then outstanding) by the affirmative vote of the holders of capital stock representing a majority of the voting power of all the then-outstanding shares of capital stock of the Corporation entitled to vote thereon, irrespective of the provisions of Section 242(b)(2) of the DGCL, and no vote of the holders

1
“Amended and Restated” language bracketed to contemplate potential approval by the Corporation’s stockholders of the proposed Amended and Restated Certificate of Incorporation of the Corporation at the 2023 annual meeting of stockholders.

2	To be equal to the sum of 25,000,000, plus the as-reduced number of authorized shares of Class A Common Stock set forth in clause (a) of this sentence.
3	To be reduced proportionately from 2,500,000,000 to reflect the final ratio determined by the Board of Directors within the range approved by the Company’s stockholders.
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of Class A Common Stock or Preferred Stock voting separately as a class shall be required therefor, unless a vote of any such holder is required pursuant to this [Amended and Restated] Certificate of Incorporation (this “Certificate of Incorporation”) or any Preferred Stock Designation (as defined below) designating a series of Preferred Stock.
(b)
Upon the effectiveness of the filing of this Certificate of Amendment to [Amended and Restated] Certificate of Incorporation with the Secretary of State of the State of Delaware (the “Effective Time”), each [•][4] shares of Class A Common Stock issued and outstanding or held by the Corporation in treasury immediately prior to the Effective Time will be reclassified and combined into [•][5] issued, fully paid and nonassessable share of Class A Common Stock, without any action required on the part of the Corporation or the holders of such Class A Common Stock. In addition, the number of authorized shares of Class A Common Stock shall be contemporaneously reduced proportionally such that the total number of authorized shares of capital stock and Class A Common Stock shall be as set forth in Section 4.1(a) hereof. No fractional shares of Class A Common Stock will be issued in connection with the reclassification and combination of shares of Class A Common Stock pursuant to this Section 4.1(b). Stockholders who otherwise would be entitled to receive fractional shares of Class A Common Stock shall be entitled to receive cash (without interest) from the Corporation’s transfer agent in lieu of such fractional shares. Any such stockholder who otherwise would be entitled to receive fractional shares that holds Class A Common Stock (i) in book-entry form shall submit a transmission letter to the Corporation’s transfer agent to receive payment in lieu of receipt of fractional shares, (ii) in certificated form, if any, shall receive payment in lieu of receipt of fractional shares upon the surrender of the stockholder’s certificates that immediately prior to the Effective Time represented shares of Class A Common Stock (“Old Certificates”) to the Corporation’s transfer agent, or (iii) in another uncertificated form either registered in such stockholder’s own name or through a broker or other nominee will receive payment from Corporation’s transfer agent in lieu of receipt of fractional shares, in each case such payment to be in an amount equal to the product obtained by multiplying (y) the closing price per share of the Class A Common Stock as reported on The New York Stock Exchange (the “NYSE”) as of the date immediately preceding the Effective Time, as adjusted by the applicable reverse stock split ratio described in the first sentence of this Section 4.1(b), by (z) the fraction of one share owned by such stockholder. Each Old Certificate shall thereafter represent that number of shares of Class A Common Stock into which the shares of Class A Common Stock represented by the Old Certificate shall have been combined, subject to the treatment of any fractional shares as described above.

(Signature Page Follows; Remainder of Page Intentionally Left Blank)
4	To reflect the final ratio determined by the Board of Directors within the range approved by the Corporation’s stockholders.
5	To reflect the final ratio determined by the Board of Directors within the range approved by the Corporation’s stockholders.
C-2 Wheels Up Experience Inc. Proxy Statement and Notice of 2023 Annual Meeting of Stockholders

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to [Amended and Restated] Certificate of Incorporation to be duly executed and acknowledged in its name and on its behalf by the undersigned as of the date first set forth above.
WHEELS UP EXPERIENCE INC.

By:
Name:
Title:
Wheels Up Experience Inc. Proxy Statement and Notice of 2023 Annual Meeting of Stockholders C-3

WHEELS UP

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on May 30, 2023. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/UP2023**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on May 30, 2023. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V14987-P87392 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

WHEELS UP EXPERIENCE INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Class II Directors	☐	☐	☐

Nominees:

01) Chih Cheung
02) Admiral Michael Mullen
03) Brian Radecki
04) Susan Schuman

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

The Board of Directors recommends you vote FOR the following proposal:

	For	Against	Abstain
2. Non-binding, advisory vote on named executive officer compensation for the fiscal year ended December 31, 2022.	☐	☐	☐

The Board of Directors recommends you vote FOR the following proposal:

The Board of Directors recommends you vote FOR the following proposal:

The Board of Directors recommends you vote FOR the following proposal:

The Board of Directors recommends you vote FOR the following proposal:

The Board of Directors recommends you vote FOR the following proposal:

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice, Proxy Statement and Form 10-K are available at www.proxyvote.com.

V14988-P87392

WHEELS UP EXPERIENCE INC.
Annual Meeting of Stockholders
May 31, 2023, 8:30 AM Eastern Time
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Todd Smith and Laura Heltebran, or either of them, as proxies, each with the power to appoint his/her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Class A Common Stock of Wheels Up Experience Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 8:30 a.m., Eastern Time on Wednesday, May 31, 2023, and any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR ALL LISTED NOMINEES AND IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS ON THE MATTERS REFERRED TO ON THE REVERSE SIDE HEREOF.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE

Continued and to be signed on reverse side